As filed with the Securities and Exchange Commission on April 22, 2011
Registration No. 333-113442/811-8878

                                                                              SECURITIES AND EXCHANGE COMMISSION
                                                                                                                                            WASHINGTON, D.C.  20549

                                                               FORM N-6
                                                                                     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                      PRE-EFFECTIVE AMENDMENT NO.   (  )
                                                                        POST-EFFECTIVE AMENDMENT NO. 1 1     (X)
                                                           and/or
                                                                                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                                                                 COMPANY ACT OF 1940
                                                             Amendment No.3 8   (X)
                                                                    (Check appropriate box or boxes)

                                                                      TFLIC SERIES LIFE ACCOUNT
                                                                   (Exact Name of Registrant)

                                                                                    TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                                                                  (Name of Depositor)
                                                                                                                                            440 Mamaroneck Avenue
                                                                                                                                                  Harrison, NY 10528
                                                                               (Address of Depositor's Principal Executive Offices) (Zip Code)
                                                                         Depositor's Telephone Number, including Area Code:
                                                              (727) 299-1531

                                                                                   Arthur D. Woods, Esq.
                                                                       Vice President, Assistant Secretary and Counsel
                                                                       Transamerica Financial Life Insurance Company
                                                         P.O. Box 9054
                                                              Clearwater, FL  33758-9054
                                                                 (Name and Address of Agent for Service)

                                                   Copy to:

                                                            Mary Jane Wilson-Bilik, Esq.
                                                              Sutherland Asbill & Brennan LLP
                                                             1275 Pennsylvania Avenue, N.W.
                                                             Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

      immediately upon filing pursuant to paragraph (b)
  X  on May 1, 201 1 pursuant to paragraph (b)
       60 days after filing pursuant to paragraph (a)(1)
___   on   Date  , pursuant to paragraph (a)(1)

If appropriate, check the following box:

___This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

P R O S P ECTUS
May 1, 201 1

TFLIC FREEDOM ELITE BUILDER IISM
issued through
TFLIC Series Life Account
by
Transamerica Financial Life Insurance Company
440 Mamaroneck Avenue
Harrison, New York 10528

Please direct transactions, claim forms, payments and other correspondence and notices as follows:
Transaction Type	Direct or Send to
Telephonic Transaction	1-727- 299-1800 or 1-800-322-7353 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)
Electronic Communication	www.tflic.com/ny
Claim Forms	Administrative Office : P.O. Box 9008, Clearwater, FL 33758-9008
All payments made by check, all other correspondence and notices (except claim forms)	Mailing Address : 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499

An Individual Flexible Premium Variable Life Insurance Policy

This prospectus describes the TFLIC Freedom Elite Builder IISM, a flexible premium variable life insurance policy (the “Policy”).  You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the TFLIC Series Life Account, which invests through its subaccounts in portfolios of the Transamerica Series Trust  – Initial Class (the “Series Trust”), the Fidelity Variable Insurance Products Funds – Service Class 2 (“Fidelity VIP Fund s ”), the ProFunds, the Access One Trust ("Access Trust"), the AllianceBernstein Variable Products Series Fund, Inc. (“AllianceBernstein”), and the Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton”), (collectively, the “funds”). Please refer to the next page of this prospectus for the list of portfolios available to you under this Policy.

Investing in the Policy involves risk, including possible loss of premium s .

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. A dditionally, it may not be to your advantage to borrow money to purchase th is Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus.  Certain portfolios may not be available .    Please read these documents before investing and save them for future reference.

An investment in the Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Portfolios Available Under Your Policy
Transamerica Series Trust:	Transamerica Series Trust (cont.):**	ProFunds (cont.):
➢ Transamerica AEGON Active Asset Allocation – Conservative VP* VPVPVPVPVPVP*	➢ Transamerica JPMorgan Core Bond VP	➢ ProFund VP Japan*
➢ Transamerica AEGON Active Asset Allocation – Moderate Growth VP*	➢ Transamerica JPMorgan Enhanced Index VP	➢ ProFund VP Mid-Cap*
➢ Transamerica AEGON Active Asset Allocation – Moderate VP* Growth VP*	➢ Transamerica JPMorgan Tactical Allocation VP	➢ ProFund VP Money Market*
➢ Transamerica AEGON High Yield Bond VP* ➢ –	➢ Transamerica Jennison Growth VP	➢ ProFund VP NASDAQ-100*
➢ Transamerica AEGON Money Market VP*	➢ Transamerica MFS International Equity VP	➢ ProFund VP Oil & Gas*
➢ Transamerica AEGON U.S. Government Securities VP*	➢ Transamerica Morgan Stanley Capital Growth VP*	➢ ProFund VP Pharmaceuticals*
➢ Transamerica AllianceBernstein Dynamic Allocation VP*	➢ Transamerica Morgan Stanley Growth Opportunities VP*	➢ ProFund VP Precious Metals*
➢ Transamerica Asset Allocation – Conservative VP*	➢ Transamerica Morgan Stanley Mid- Cap Growth VP	➢ ProFund VP Short Emerging Markets*
➢ Transamerica Asset Allocation – Growth VP*	➢ Transamerica Multi-Managed Balanced VP*	➢ ProFund VP Short International*
➢ Transamerica Asset Allocation – Moderate Growth VP*	➢ Transamerica Multi Managed Large Cap Core VP	➢ ProFund VP Short NASDAQ-100*
➢ Transamerica Asset Allocation – Moderate VP*	➢ Transamerica PIMCO Total Return VP	➢ ProFund VP Short Small-Cap*
➢ Transamerica BlackRock Global Allocation VP*	➢ Transamerica Systematic Small/Mid Cap Value VP*	➢ ProFund VP Small-Cap*
➢ Transamerica BlackRock Large Cap Value VP	➢ Transamerica T. Rowe Price Small Cap VP	➢ ProFund VP Small-Cap Value*
➢ Transmaerica BlackRock Tactical Allocation VP*	➢ Transamerica Third Avenue Value VP	➢ ProFund VP Telecommunications*
➢ Transamerica Clarion Global Real Estate Securities VP	➢ Transamerica WMC Diversified Equity VP*	➢ ProFund VP UltraSmall-Cap*
➢ Transamerica Efficient Markets VP	➢ Transamerica WMC Diversified Growth VP	➢ ProFund VP U.S. Government Plus*
➢ Transamerica Foxhall Emerging Markets/Pacific Rim VP*		➢ ProFund VP Utilities*
➢ Transamerica Foxhall Global Conservative VP*	ProFunds:	Access One Trust:
➢ Transamerica Foxhall Global Growth VP*	➢ ProFund VP Asia 30*	➢ Access VP High Yield Fund*
➢ Transamerica Foxhall Global Commodities & Hard Assets VP*	➢ ProFund VP Basic Materials*	AllianceBernstein Variable Products Series Fund, Inc.:
➢ Transamerica Hanlon Balanced VP*	➢ ProFund VP Bull*	➢ Alliance Bernstein Balanced Wealth Strategy Portfolio
➢ Transamerica Hanlon Growth and Income VP*	➢ ProFund VP Consumer Services*
➢ Transamerica Hanlon Growth VP*	➢ ProFund VP Emerging Markets*	Franklin Templeton Variable Insurance Products Trust:
➢ Transamerica Hanlon Managed Income VP*	➢ ProFund VP Europe 30*	➢ Franklin Templeton VIP Founding Funds Allocation Fund
➢ Transamerica Index 50 VP	➢ ProFund VP Falling U.S. Dollar*
➢ Transamerica Index 75 VP	➢ ProFund VP Financials*	Fidelity Variable Insurance Products :
➢ Transamerica International Moderate Growth VP*	➢ ProFund VP International*	➢ Fidelity VIP Index 500 Portfolio

*Please see the footnote for this portfolio in the section entitled “Transamerica, the Separate Account and the Portfolios” in this prospectus.
**Transamerica JPMorgan Mid Cap Value VP does not accept new investments from current or prospective investors; the prospectus for this portfolio was mailed to policyowners invested in the portfolio under separate cover.

Policy Benefits/Risks Summary   TFLIC Freedom Elite Builder II®

This summary describes the Policy’s important benefits and risks.  More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”).  For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•
The TFLIC Freedom Elite Builder II® is an individual flexible premium variable life insurance policy, which gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred accumulation of cash value.

•
The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you.  You should only purchase the Policy if you have the financial ability to keep it in force for a substantial period of time.  You should consider this Policy in conjunction with other insurance that you own.

•
There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge during the first 10 Policy years and for 10 years from the date of any increase in the specified amount of life insurance coverage that you select .

•
You can invest your net premium in, and transfer your cash value to, subaccounts.  While allocated to subaccounts, your cash value will fluctuate with the daily performance of the portfolios in which the subaccounts invest.

•
You may place your money in the fixed account where it earns an interest rate declared in advance for a specified period (at least 2% annual interest) or in any of the subaccounts of the Separate Account which are described in this prospectus.

•
The Policy’s cash value will increase or decrease depending on the investment performance of the sub-accounts, the premiums you pay, the fees and charges that we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and cash withdrawals).  Because returns are not guaranteed, the Policy is not suitable as a short-term investment or savings vehicle.

Your Policy offers supplemental riders, and depending on which riders are selected, certain charges may be deducted from the Policy’s cash value as part of the monthly deductions.

•
Your Policy has a n o l apse period g uarantee which means that as long as requirements are met, your Policy will remain in force and no grace period will begin until the no lapse date shown on your Policy schedule page, or as explained in the section entitled “ Extension of No Lapse Guarantee Period”   in this prospectus.  This is true even if your net surrender value is too low to pay the monthly deductions, as long as, on any Monthiversary, you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, and minus any accrued loan interest) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.  The n o l apse g uarantee is discussed in more detail in “Policy Lapse and Reinstatement.”

•	We offer three (3) bands of coverage under the Policy depending on the initial specified amount of insurance you have selected and any adjustments to the specified amount after issue:

• Band 1: $50,000 - $249,999

•	Band 2: $250,000 - $499,999

•  Band 3: $500,000 and above

• You may cancel your Policy within 10 days after you receive it and receive a refund.   Please refer to “Canceling a Policy” for more details.

•
You may increase the specified amount once each Policy year on any Monthiversary.  After the Policy has been in force for three years, you may decrease the specified amount and change your death benefit option once each Policy year.  You may increase the specified amount on any Monthiversary before the insured’s 86th birthday and changes to death benefit options are not allowed after the insured attains age 95.  The amount of your decrease may be limited.  For further details, please see “Death Benefits – Increasing/Decreasing the Specified Amount.”

Flexibility

The Policy is designed to be flexible to meet your specific circumstances and life insurance needs.  Within certain limits, you can:

•	Choose the timing, amount and frequency of premium payments.

•	Change the Death Benefit Option .

•	Increase or decrease the amount of life insurance coverage.

•	Change the beneficiary.

•	Transfer cash value among investment options available under the Policy.

•	Take a loan against the Policy .

•	Take cash withdrawals or surrender the Policy.

Death Benefit

If the insured dies while the Policy is in force, we will pay a death benefit to the named beneficiary(ies) in accordance with the terms of the Policy. The amount of the death benefit generally depends on the specified amount of insurance that you select, the death benefit option that you choose, your Policy’s cash value, and any additional life insurance provided by riders that you purchase. The death benefit proceeds are reduced by any outstanding loan amount, including accrued loan interest, and any charges that are due and unpaid if the insured dies during the grace period.

You may choose one of three Death Benefit Options:

•	Option A is the greatest of:

	>	T he specified amount; or
	>	T he minimum death benefit under the guideline premium or cash value accumulation life insurance compliance test, whichever you have selected; or
	>	T he amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

•	Option B is the greatest of:
	>	T he specified amount, plus the Policy's cash value on the date of the insured's death; or
	>	T he minimum death benefit under the guideline premium or cash value accumulation life insurance compliance test, whichever you have selected; or
	>	T he amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

•	Option C is the greatest of:
	>	T he amount payable under Option A; or
	>	T he specified amount, multiplied by an age-based "factor," plus the Policy's cash value on the date of the insured's death; or
	>	T he amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.
You may choose between two federal income tax compliance tests for life insurance policies to calculate the minimum death benefit:

•	Cash Value Accumulation Test –generally does not limit the amount of premiums you can pay on your Policy.

•	Guideline Premium Test – limits the amount of premiums you can pay on your Policy, and the minimum death benefit will generally be smaller than under the Cash Value Accumulation Test.

The test you choose will generally depend on the amount of premiums you want to pay relative to your desired death benefit.  Note:  You may not change tests.  Further information regarding the death benefit options and the federal income tax compliance tests is included in the section below entitled “Death Benefit.”   You should consult your tax advisor when choosing the tax test.

Cash Value

Cash value is the value of your Policy on any business day.  It is not guaranteed – it depends on the performance of the investment options that you have chosen, the timing and the amount of premium payments you’ve made, Policy charges, and how much you have borrowed or withdrawn from the Policy.

You can access your cash value in several ways:

•
Withdrawals – Y ou can withdraw part of your Policy’s cash value once each year after the first Policy year.  Withdrawals are described in more detail in “Surrenders and Cash Withdrawals – Cash Withdrawals.”

•
Loans – A fter the first Policy year, you can take a loan from the Policy using your Policy’s cash surrender value as security.  Loans and loan interest rates are described in the section of this prospectus entitled “Loans.”

•
Surrender – Y ou can surrender or cash in your Policy for its net cash surrender value while the insured is alive. You may pay a substantial surrender charge. Surrenders are described in more detail in the section entitled “Surrenders and Cash Withdrawals – Surrenders.”

Investment Options

You can choose to allocate your net premiums and cash value among the subaccounts, each of which invests in a corresponding portfolio of the various underlying funds.  Your Policy also offers a fixed account option, which provides a guaranteed minimum rate of interest.  You can accumulate cash value in the fixed account and the subaccounts without paying any current income tax.

You can transfer your cash value among the fixed account and the subaccounts during the life of your Policy. We may limit the number of transfers out of the fixed account and, in some cases, may limit your transfer activity to deter disruptive trading and market timing.  We may charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.  For more details, please refer to the section entitled "Transfers" in this prospectus.

Tax Benefits

 We intend the Policy to qualify as a life insurance contract under the Internal Revenue Code so that the death benefit generally should not be taxable income to the beneficiary.  If your policy is not a Modified Endowment Contract (“MEC”) you will generally not be taxed on the taxable gain in the Policy unless you take a cash withdrawal in excess of your basis in the Policy or a loan that is not repaid prior to surrender of your Policy.  If your policy is a MEC, cash withdrawals, loans, assignments, and pledges are treated first as taxable income to you to the extent of gain then in the policy and then a non-taxable recovery of basis.  In addition, such gains may be subject to a 10% penalty tax if received before age 59 ½.  Please refer to the section of this prospectus entitled “Federal Income Tax Considerations” for more details.

Risks of Your Policy

Long-Term Financial Planning

The Policy is designed to help meet long-term financial objectives by paying a death benefit to family members and/or other named beneficiaries.  It is not suitable as a short-term savings vehicle.  It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs . Taking a withdrawal may also incur charges. You may pay substantial charges if you surrender your Policy.   See the Fee Tables and your Policy for charges assessed when withdrawing from or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their guaranteed maximum levels.  In the future, these charges may be increased up to the guaranteed (maximum) levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Policy in force.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease.  Also, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value.  During times of poor investment performance, this deduction will have an even greater impact on your cash value.  You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.  If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest.  You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2%.

Risks of Managing General Account Assets

In addition to your fixed account allocations, general account assets are used to support the payment of the death benefit under the Policy. To the extent that Transamerica Financial is required to pay you amounts in addition to your Policy value under the death benefit, such amounts will come from general account assets.  You should be aware that the general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk, and is also subject to the claims of the Company’s general creditors.  The Company’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent with the general account investments.

Premium Payments

If you choose the Guideline Premium Test then f ederal tax laws limit the amount of premium payments you can make in relation to your Policy’s Death Benefit.  We may refuse all or part of a premium payment that you make, or remove all or part of a premium from your Policy and return it to you with earnings under certain circumstances to maintain qualification of the Policy as a life insurance contract for federal tax purposes.   Please refer to the section of this prospectus entitled “Premiums , ” for more details.

Lapse
Your Policy will stay In Force as long as you have sufficient cash value to cover your monthly deductions and Policy charges, or as long as the no lapse guarantee is in effect.   Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you will no longer have insurance coverage.  A Policy lapse may have adverse tax consequences. There are costs associated with reinstating a lapsed Policy.  For a detailed discussion of your Policy’s Lapse and Reinstatement policies, please refer to the section of this prospectus entitled “Policy Lapse and Reinstatement.”

Withdrawals and Loans

Making a withdrawal or taking a loan may:
•	Reduce your Policy’s specified amount .
•	Reduce your Policy’s death benefit .
•	Reduce the death benefit proceeds paid to your beneficiary .
•	Make your Policy more susceptible to lapsing.
•	Trigger federal income taxes and, if a MEC, a penalty tax.

Cash withdrawals will reduce your cash value. Withdrawals, especially those taken during periods of poor investment performance, could considerably reduce or eliminate some benefits or guarantees of the Policy.  Federal income taxes and a penalty tax may apply to loans, cash withdrawals and surrenders. Please see the section of this prospectus entitled “Federal Tax Considerations.”

Be sure to plan carefully before using these Policy benefits.  For a detailed description of withdrawals and loans, and any associated risks, please see the sections of this prospectus entitled “Surrenders and Cash Withdrawals – Cash Withdrawals” and /or “Loans.”

Surrenders

If you surrender your Policy during the first 10 Policy years (or during the 10 year period following an increase in specified amount) you will pay a surrender charge.   The surrender charge may be significant. Federal income tax and a penalty tax may also apply. Please see the section of this prospectus entitled “Federal Tax Considerations.”

Tax   Consequences of Withdrawals, Surrenders and Loans

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not paid any outstanding policy indebtedness .

If your Policy is a MEC, all cash withdrawals, surrenders, assignments, pledges and loans that you make or receive during the life of the Policy may be subject to income tax and a 10% federal tax penalty if taken prior to age 59½ .  There are other tax issues to consider when you own a life insurance policy. These are described in more detail in the section entitled “Federal Income Tax Considerations.” Note:  You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks
A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus.  Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any portfolio will meet its investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering your Policy.  Please Note: We have included two versions of each applicable table. Section A includes the fee tables for Policies that are applied for on or after November 18, 2008, regardless of when such Policies are issued, and are based on the Commissioners 2001 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“2001 C.S.O. Tables”); and Section B includes the fee tables for Policies that were applied for before November 18, 2008 and issued before January 1, 2009, and are based on the Commissioners 1980 Standard Ordinary Mortality Tables (“1980 C.S.O. Tables”).  If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth below.  These charges may not be representative of the charges you will pay.

SECTION A
Fee Tables for Policies APPLIED FOR On Or After November 18, 2008
(BASED ON THE 2001 C.S.O. TABLES)

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

The first table describes the fees and expenses that you will pay when buying or owning the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Premium Expense Charge	Upon payment of each premium	First 10 Policy years: 6% of premiums paid on Policy with a specified amount up to $249,999; 3.0% on Policy with a specified amount from $250,000 - $499,999	First 10 Policy years: 6% of premiums paid on Policy with a specified amount up to $249,999; 3.0% on Policy with a specified amount from $250,000 - $499,999
		Policy year 11+: 2.5% of premiums paid on Policy with a specified amount up to $499,999	Policy year 11+: 2.5% of premiums paid on Policy with a specified amount up to $499,999
		Never a charge on Policy with a specified amount of $500,000 or more	Never a charge on Policy with a specified amount of $500,000 or more
Cash Withdrawal Charge2	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

1The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.
2When we incur the expense of expedited delivery of your cash withdrawal or complete surrender payment, we currently assess the following additional charges:  $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service.  You can obtain further information about these charges by contacting our administrative office.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Surrender Charge3
Upon full surrender of the Policy during the first 10 Policy years or during the first 10 years from the date of any increase in the specified amount (whether requested or an increase generated by the Inflation Fighter Rider Level Premium)

Maximum Charge4		$57.00 per $1,000 of specified amount during the first Policy year	$57.00 per $1,000 of specified amount during the first Policy year
Minimum Charge5		$11.58 per $1,000 of specified amount during the first Policy year	$11.58 per $1,000 of specified amount during the first Policy year
Initial charge for a male insured, issue age 30, in the preferred-elite non-tobacco use class		$16.95 per $1,000 of specified amount during the first Policy year	$16.95 per $1,000 of specified amount during the first Policy year
Transfer Charge6	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Terminal Illness Accelerated Death Benefit Rider7	When rider is exercised	Discount Factor	Discount Factor

3The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount.  Each increase in specified amount will have its own 10 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase.  (Note: only the increase in specified amount is subject to the additional 10 year surrender charge period.)  The surrender charge for each increase in specified amount (“layer”) is calculated as the surrender charge per $1,000 of specified amount  multiplied by the number of thousands of dollars of specified amount in that layer , multiplied by the surrender charge factor.  The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 10th Policy year after the Policy date (or date of any specified amount increase).  The surrender charge shown in the table is rounded up.  The charges shown in the table may not be typical of the charges you will pay.   Please see the example in the “Surrender Charge” section of this prospectus.   More detailed information about the surrender charges applicable to you is available from your registered representative .
4This maximum surrender charge is based on an insured with the following characteristics: female, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.
5This minimum surrender charge is based on an insured with the following characteristics: female, issue age 0, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.
6The first 12 transfers per Policy year are free.
7 We reduce the single sum benefit by a discount factor to compensate us for lost income resulting from the early payment of the death benefit. The discount rate is based on the current yield on 90-day U.S. Treasury bills or 3%, whichever is greater.  For a complete description of the Terminal Illness Accelerated Death Benefit Rider, please refer to the section entitled “Terminal Illness Accelerated Death Benefit Rider” in this prospectus.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 111	$10.00 per month during the first Policy year and $12.00 per month thereafter through age 110; $0 starting with age 111	$10.00 per month through age 110; $0 starting with age 111

Cost of Insurance8 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 111
Maximum Charge10		$49.94 per $1,000 of net amount at risk per month11	$47.44 per $1,000 of net amount at risk per month11
Minimum Charge		$0.02 per $1,000 of net amount at risk per month11,12	$0.01 per $1,000 of net amount at risk per month11,12
Initial charge for a male insured, issue age 30, in the preferred elite non-tobacco use class, band 2		$0.09 per $1,000 of net amount at risk per month	$0.07 per $1,000 of net amount at risk per month

8Cost of insurance rates are based on a number of factors, including, but not limited to: the insured’s issue age, gender, underwriting class, specified amount,  Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of  insurance  rates are generally lower for each higher band of specified amount. For example, band 2 (face amounts $250,000 - $499,999) generally has lower cost of insurance rates than those of band 1 (specified amounts less than $250,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative .
9We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, then we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
10This maximum charge is based on an insured with the following characteristics: male, age 35 at issue, standard tobacco class, with an initial face amount of less than $250,000 (Band 1) and in the 76th Policy year.  This maximum charge may also apply to insureds with other characteristics.
11The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.
12This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class, with an initial face amount of $500,000 or higher (Band 3) and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Per Unit Charge13	Monthly, for up to 10 years on and after the Policy date, and on any increase in specified amount
Maximum Charge14		$0.16 per $1,000 of specified amount per month	$0.16 per $1,000 of specified amount per month
Minimum Charge15		$0.08 per $1,000 of specified amount per month	$0.08 per $1,000 of specified amount per month
Initial charge for an insured, issue age 30		$0.10 per $1,000 of specified amount per month	$0.10 per $1,000 of specified amount per month
Loan Interest Spread16	On Policy anniversary or earlier, as applicable17	1.0% (effective annual rate)	0.75% (effective annual rate)

13We deduct the monthly per unit charge on each Monthiversary as part of the monthly deduction for a maximum of 10 years from the Policy date based on the insured’s age on the Policy date.  We also assess a new monthly per unit charge for a maximum of 10 years following any increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium) that is based on the insured’s attained age on the date of the increase.
14This maximum charge is based on an insured with the following characteristics: age 85 at issue.  This maximum charge may also apply to insureds with other characteristics.
15This minimum charge is based on an insured with the following characteristics: age 5 at issue.  This minimum charge may also apply to insureds with other characteristics.
16The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan reserve collateral account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge lower preferred loan interest rates on a portion of the loan amount.   Beginning at attained age 111 all loans, new and existing, will be considered preferred loans.  The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.
17While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Optional Rider Charges:18
Accidental Death Benefit Rider19	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70
Maximum Charge20		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
Minimum Charge21		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Initial charge for a male insured, issue age 30		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Disability Waiver of Monthly Deductions Rider22	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge23		$0.39 per $1,000 of base Policy net amount at risk per month11	$0.39 per $1,000 of base Policy net amount at risk per month10, 11
Minimum Charge24		$0.03 per $1,000 of base Policy net amount at risk per month11	$0.03 per $1,000 of base Policy net amount at risk per month11
Initial charge for a male insured, issue age 30		$0.04 per $1,000 of base Policy net amount at risk per month11	$0.04 per $1,000 of base Policy net amount at risk per month11

18Optional Rider cost of insurance charges are based on a number of factors, including but not limited to: each insured’s issue age or attained age, gender, underwriting class, Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative .
19The rider charges are based on the insured’s attained age and rider face amount.  Cost of insurance charges generally will increase each year with the age of the insured.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative .
20This maximum charge is based on an insured with the following characteristics: male, age 50 at issue and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
21This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
22 Disability Waiver of Monthly Deductions charges are based on the primary insured’s issue age, gender and net amount at risk. The charges are for base Policy only (no riders and benefits).  The addition of other riders and benefits would increase these charges. This charge does not vary once it is added to the Policy. The additional cost of insurance rates for the rider shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the Disability Waiver of Monthly Deductions Rider charges applicable to your Policy.  You can obtain more detailed information concerning your Disability Waiver of Monthly Deductions Rider charges by contacting your registered representative .
23This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.
24This minimum charge is based on an insured with the following characteristics: male, age 25 at issue.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Disability Waiver of Premium Rider25	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge26		$1.61 per $10 of monthly rider benefit	$1.61 per $10 of monthly rider benefit
Minimum Charge27		$0.27 per $10 of monthly rider benefit	$0.27 per $10 of monthly rider benefit
Initial charge for a male insured, issue age 30		$0.38 per $10 of monthly rider benefit	$0.38 per $10 of monthly rider benefit
Children’s Insurance Rider28	Monthly, on the Policy date and on each Monthiversary until the youngest child reaches age 25	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month
Other Insured Rider29 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the other insured reaches age 79
Maximum Charge30		$6.51 per $1,000 of rider face amount per month	$6.51 per $1,000 of rider face amount per month
Minimum Charge		$0.02 per $1,000 of rider face amount per month31	$0.02 per $1,000 of rider face amount per month32
Initial charge for a female insured, issue age 30, in the preferred elite non-tobacco use class		$0.06 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month

25The charge for this rider is a level rate based on the primary insured’s issue age and gender.
26This maximum charge is based on an insured with the following characteristics: female, age 55 at issue.  This maximum charge may also apply to insureds with other characteristics.
27This minimum charge is based on an insured with the following characteristics: male, age 15 at issue.  This minimum charge may also apply to insureds with other characteristics.
28The charge for this rider is based on the rider face amount and the cost per $1,000 does not vary.
29Rider charges are cost of insurance charges that are based on  each insured’s issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates for this rider generally will increase each year with the age of the insured.  The rider’s cost of insurance rates shown in the table may not be representative of the charges you will pay.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about the rider by contacting your registered representative .
30This maximum charge is based on an insured with the following characteristics: male, age 63 at issue, standard tobacco underwriting class and in the 16th Policy year.  This maximum charge may also apply to insureds with other characteristics.
31This minimum charge is based on an insured with the following characteristics:  female, age 10 at issue, juvenile class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
32This minimum charge is based on an insured with the following characteristics:  female, age 27 , preferred elite non-tobacco class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Primary Insured Rider Plus29 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 79
Maximum Charge33		$6.51 per $1,000 of rider face amount per month	$6.51 per $1,000 of rider face amount per month
Minimum Charge31		$0.02 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month
Initial charge for a male insured, issue age 30, in the preferred elite non-tobacco use class		$0.09 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month
Inflation Fighter Rider Level Premium34	After rider generates annual increases to Policy specified amount	See listings in tables above for:	See listings in tables above for:
		Cost of Insurance	Cost of Insurance
		Monthly Per Unit Charge	Monthly Per Unit Charge
		Surrender Charge	Surrender Charge

33This maximum charge is based on an insured with the following characteristics:  male, age 25 at issue, standard tobacco underwriting class and in the 54th Policy year.  This maximum charge may also apply to insureds with other characteristics.
34Scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy.   Each new layer of surrender charges and monthly per unit charges resulting from the scheduled annual increase in specified amount will be based on the amount of increase, age at time of increase and the duration from date of increase.  The cost of insurance rates are based on, among other factors, the Policy issue age and Policy duration.

SECTION B
Fee Tables for Policies Applied For Before November 18, 2008 and Issued Before January 1, 2009
(BASED ON THE 1980 C.S.O. TABLES)

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008
AND ISSUED BEFORE JANUARY 1, 2009

The first table describes the fees and expenses that you will pay when buying or owning the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Premium Expense Charge	Upon payment of each premium	First 10 Policy years: 6% of premiums paid on Policy with a specified amount up to $249,999; 3.0% of premiums paid on Policy with a specified amount from $250,000 - $499,999	First 10 Policy years: 6% of premiums paid on Policy with a specified amount up to $249,999; 3 .0% of premiums paid on Policy with a specified amount from $250,000 - $499,999
		Policy year 11+: 2.5% of premiums paid on Policy with a specified amount up to $499,999	Policy year 11+: 2.5% of premiums paid on Policy with a specified amount up to $499,999
		Never a charge on Policy with a specified amount of $500,000 or more	Never a charge on Policy with a specified amount of $500,000 or more
Cash Withdrawal Charge2	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

1The Company reserves the right at any time to change the current charge but never to a level that exceeds the guaranteed charge.
2When we incur the expense of expedited delivery of your cash withdrawal or complete surrender payment, we currently assess the following additional charges:  $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service.  You can obtain further information about these charges by contacting our administrative office.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008
 AND ISSUED BEFORE JANUARY 1, 2009

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Surrender Charge3
Upon full surrender of the Policy
during the first 10 Policy years or
 during the first 10 years from the
date of any increase in the
specified amount (whether
requested or an increase generated
by the Inflation Fighter
 Rider Level Premium)

Maximum Charge4		$60.00 per $1,000 of specified amount during the first Policy year	$60.00 per $1,000 of specified amount during the first Policy year
Minimum Charge5		$10.75 per $1,000 of specified amount during the first Policy year	$10.75 per $1,000 of specified amount during the first Policy year
Initial charge for a male insured, issue age 30 in the preferred-elite non-tobacco use class		$17.06 per $1,000 of specified amount during the first Policy year	$17.06 per $1,000 of specified amount during the first Policy year
Transfer Charge6	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Terminal Illness Accelerated Death Benefit Rider7	When rider is exercised	Discount Factor	Discount Factor

3The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount.  The amount of the surrender charge generally declines over time.  Each increase in specified amount will have its own 10 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase.  (Note: only the increase in specified amount is subject to the additional 10 year surrender charge period.) The surrender charge for each increase in specified amount (“layer”) is calculated as the surrender charge per $1,000 of specified amount  multiplied by the number of thousands of dollars of specified amount in the layer multiplied by the surrender charge factor.  The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 10th Policy year after the Policy date (or date of any specified amount increase).  The surrender charge shown in the table is rounded up.  The charges shown in the table may not be typical of the charges you will pay.   Please see the example in the “Surrender Charge” section of this prospectus. More detailed information about the surrender charges applicable to you is available from your registered representative .
4This maximum surrender charge is based on an insured with the following characteristics: male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.
5This minimum surrender charge is based on an insured with the following characteristics: female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.
6The first 12 transfers per Policy year are free.
7We reduce the single sum benefit by a discount factor to compensate us for lost income resulting from the early payment of the death benefit. The discount rate is based on the current yield on 90-day U.S. Treasury bills or 3%, whichever is greater.  Please see footnote 17 for a description of the loan rate. For a complete description of the Terminal Illness Accelerated Death Benefit Rider, please refer to the section entitled “Terminal Illness Accelerated Death Benefit Rider” in this prospectus.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008
AND ISSUED BEFORE JANUARY 1, 2009

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$8.00 per month during the first Policy year; $12.00 per month for Policy year 2 through age 99; $0 starting with age 100	$8.00 per month for Policy years 1-10; $4.00 per month for Policy year 11 through age 99; $0 starting with age 100
Cost of Insurance8 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
Maximum Charge10		$83.33 per $1,000 of net amount at risk per month11	$42.42 per $1,000 of net amount at risk per month11
Minimum Charge		$0.06 per $1,000 of net amount at risk per month11,12	$0.02 per $1,000 of net amount at risk per month11,13
Initial charge for a male insured, issue age 30, in the preferred elite non-tobacco use class, band 2		$0.12 per $1,000 of net amount at risk per month	$0.08 per $1,000 of net amount at risk per month

8Cost of insurance rates are based on a number of factors, including, but not limited to: the insured’s issue age, gender, underwriting class, specified amount, Policy duration, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 2 (face amounts $250,000 - $499,999) generally has lower cost of insurance rates than those of band 1 (specified amounts less than $250,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative .
9We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
10This maximum charge is based on an insured with the following characteristics: male, age 35 at issue, standard tobacco class, with an initial face amount of less than $250,000 (Band 1) and in the 65th Policy year.  This maximum charge may also apply to insureds with other characteristics.
11The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.
12This minimum charge is based on an insured with the following characteristics:  female, age 10 at issue, juvenile class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
13This minimum charge is based on an insured with the following characteristics: female, age 18 at issue, preferred elite non-tobacco class, with an initial face amount of $500,000 or higher (Band 3) and in the 13th Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008
 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Per Unit Charge14	Monthly, for up to 10 years on and after the Policy date, and on any increase in specified amount
Maximum Charge15		$0.08 per $1,000 of specified amount per month	$0.08 per $1,000 of specified amount per month
Minimum Charge16		$0.05 per $1,000 of specified amount per month	$0.05 per $1,000 of specified amount per month
Initial charge for an insured, issue age 30		$0.08 per $1,000 of specified amount per month	$0.08 per $1,000 of specified amount per month
Loan Interest Spread17	On Policy anniversary or earlier, as applicable18	1.0% (effective annual rate)	0.75% (effective annual rate)

14We deduct the monthly per unit charge on each Monthiversary as part of the monthly deduction for a maximum of 10 years from the Policy date based on the insured’s age on the Policy date.  We also assess a new monthly per unit charge for a maximum of 10 years following any increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium) that is based on the insured’s attained age on the date of the increase.
15This maximum charge is based on an insured with the following characteristics: age 85 at issue.  This maximum charge may also apply to insureds with other characteristics.
16This minimum charge is based on an insured with the following characteristics: age 5 at issue.  This minimum charge may also apply to insureds with other characteristics.
17The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan reserve collateral account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge lower preferred loan interest rates that are lower on a portion of the loan amount.   Beginning at attained age 100 all loans, new and existing, will be considered preferred loans. The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.
18While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008
AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Optional Rider Charges:19
Accidental Death Benefit Rider20	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70
Maximum Charge21		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
Minimum Charge22		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Initial charge for a male insured, issue age 30		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Disability Waiver of Monthly Deductions Rider23	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge24		$0.39 per $1,000 of base Policy net amount at risk per month11	$0.39 per $1,000 of base Policy net amount at risk per month11
Minimum Charge25		$0.03 per $1,000 of base Policy net amount at risk per month11	$0.03 per $1,000 of base Policy net amount at risk per month11
Initial charge for a male insured, issue age 30		$0.04 per $1,000 of base Policy net amount at risk per month11	$0.04 per $1,000 of base Policy net amount at risk per month11

19Optional Rider cost of insurance charges are based on a number factors including, but not limited to: each insured’s issue age or attained age, gender, underwriting class, Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative .
20The rider charges are based on the insured’s attained age and rider face amount.  Cost of insurance charges generally will increase each year with the age of the insured.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative .
21This maximum charge is based on an insured with the following characteristics: male, age 50 at issue and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
22This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
23Disability Waiver of Monthly Deductions charges are based on the primary insured’s issue age, gender and net amount at risk. The charges shown are for base Policy only (no riders and benefits).  The addition of other riders and benefits would increase these charges. This charge does not vary once it is added to the Policy. The additional cost of insurance rates for the rider shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the Disability Waiver of Monthly Deductions Rider charges applicable to your Policy.  You can obtain more detailed information concerning your Disability Waiver of Monthly Deductions Rider charges by contacting your registered representative .
24This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.
25This minimum charge is based on an insured with the following characteristics: male, age 25 at issue.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008
AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Disability Waiver of Premium Rider26	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge27		$1.61 per $10 of monthly rider benefit	$1.61 per $10 of monthly rider benefit
Minimum Charge28		$0.27 per $10 of monthly rider benefit	$0.27 per $10 of monthly rider benefit
Initial charge for a male insured, issue age 30		$0.38 per $10 of monthly rider benefit	$0.38 per $10 of monthly rider benefit
Children’s Insurance Rider29	Monthly, on the Policy date and on each Monthiversary until the youngest child reaches age 25	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month
Other Insured Rider30 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the other insured reaches age 79
Maximum Charge31		$9.12 per $1,000 of rider face amount per month	$7.14 per $1,000 of rider face amount per month
Minimum Charge		$0.06 per $1,000 of rider face amount per month32	$0.02 per $1,000 of rider face amount per month33
Initial charge for a female insured, issue age 30		$0.10 per $1,000 of base Policy net amount at risk per month11	$0.02 per $1,000 of base Policy net amount at risk per month11

26The charge for this rider is a level rate based on the primary insured’s issue age and gender.
27This maximum charge is based on an insured with the following characteristics: female, age 55 at issue.  This maximum charge may also apply to insureds with other characteristics.
28This minimum charge is based on an insured with the following characteristics: male, age 15 at issue.  This minimum charge may also apply to insureds with other characteristics.
29The charge for this rider is based on the rider face amount and the cost per $1,000 does not vary.
 30Rider charges are cost of insurance charges that are based on each insured’s issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates for this rider generally will increase each year with the age of the insured.  The rider’s cost of insurance rates shown in the table may not be representative of the charges you will pay.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about the rider by contacting your registered representative .
31This maximum charge is based on an insured with the following characteristics: male, age 63 at issue, standard tobacco underwriting class and in the 16th Policy year.  This maximum charge may also apply to insureds with other characteristics.
32This minimum charge is based on an insured with the following characteristics:  female, age 10 at issue, juvenile class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
33This minimum charge is based on an insured with the following characteristics:  female, issue age 27, preferred elite non-tobacco class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008
AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Primary Insured Rider Plus30 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 79
Maximum Charge34		$9.12 per $1,000 of rider face amount per month	$7.06 per $1,000 of rider face amount per month
Minimum Charge32		$0.06 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month
Initial charge for a male insured, issue age30, in the preferred elite non-tobacco use class		$0.12 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month
Inflation Fighter Rider Level Premium35	After rider generates annual increases to Policy specified amount	See listings in tables above for:	See listings in tables above for:
		Cost of Insurance	Cost of Insurance
		Monthly Per Unit Charge	Monthly Per Unit Charge
		Surrender Charge	Surrender Charge

34This maximum charge is based on an insured with the following characteristics:  male, age 25 at issue, standard tobacco underwriting class and in the 54th Policy year.  This maximum charge may also apply to insureds with other characteristics.
35Scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy.   Each new layer of surrender charges and monthly per unit charges resulting from the scheduled annual increase in specified amount will be based on the amount of increase, age at time of increase and the duration from date of increase.  The cost of insurance rates are based on, among other factors, the Policy issue age and Policy duration.

For information concerning compensation paid for the sale of the Policy, please see “Sale of the Policies.”

Range of Expenses for the Portfolios1, 2

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 20 1 0.  Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0. 35%	2. 05%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)3
	0.35%	1.68%

1 The portfolio expenses used to prepare this table were provided to Transamerica Financial by the funds.  Transamerica Financial has not independently verified such information.  The expenses shown are those incurred for the year ended December 31, 20 1 0.  Current or future expenses may be greater or less than those shown.
2 The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios and the Franklin Templeton VIP Founding Funds Allocation Fund that are each a “fund of funds.”  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Fund portfolios and affiliated Fund portfolios (each such portfolio an "Acquired Fund").  Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Transamerica Financial took into account the information received from the Fund groups on the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests. The combined expense information includes the Acquired Fund (i.e., the underlying fund’s) fees and expenses for the Transamerica Series Trust asset allocation portfolios and the Franklin Templeton VIP Founding Funds Allocation Fund. See the prospectuses for the Transamerica Series Trust and the Franklin Templeton VIP Founding Funds Allocation Fund for a presentation of the applicable Acquired Fund fees and expenses.

3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 39 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 201 2 .

Transamerica Financial , the Separate Account, the Fixed Account and the Portfolios

Transamerica Financial

Transamerica Financial Life Insurance Company (“Transamerica Financial ”), located at 440 Mamaroneck Avenue, Harrison, New York 10528, is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

Financial Condition of the Company

The benefits under the Policy are paid by Transamerica Financial from its general account assets and/or your cash value held in the Company’s separate account. It is important that you understand that payment of the benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account.  You assume all of the investment risk for your cash value that is allocated to the subaccounts of the separate account.  Your cash value in those subaccounts constitutes a portion of the assets of the separate account.  These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.    See "The Separate Account."

Assets in the General Account.  You also may be permitted to make allocations to the fixed account, which is supported by the assets in our general account.  See "The Fixed Account."  Any guarantees under the P olicy that exceed your cash value, such as those associated the Policy’s death benefit riders, are paid from our general account (and not the separate account).  Therefore, any amounts that we may be obligated to pay under the Policy in excess of cash value are subject to our financial strength and claims paying ability and our long term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the Policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account to our policyowners.  We monitor reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we may hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and cash value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations.  These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.  We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policyowners or to provide the collateral necessary to finance our business operations.

We are continuing to evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information.  We encourage both existing and prospective policyowners to read and understand our financial statements.  We prepare our financial statements on a statutory basis.  Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the New York Department of Insurance—as well as the financial statements of the separate account—are located in the Statement of Additional Information (SAI).  The SAI is available at no charge by writing to our administrative office—Transamerica Financial Life Insurance Company, P.O. Box 5068, Clearwater, Florida 33758-5068—or by calling us at (800) 322-7353, or by visiting our website www.tflic.com/ny.  In addition, the SAI is available on the SEC’s website at http://www.sec.gov.  Our financial strength ratings, which reflect the opinions of leading independent rating agencies of Transamerica Financial ’s ability to meet its obligations to its policy owners, are available on our website and the websites of these Nationally Recognized Statistical Ratings Organizations--A.M. Best Company (www.ambest.com), Moody's Investor Service (www.moodys.com) Standard & Poor's (www.standardandpoors.com) and Fitch Ratings (www.fitchratings.com).

The Separate Account

The separate account is a separate account of Transamerica Financial , established under New York law.  We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue.  The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account.  As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

•	R emove, combine, or add subaccounts and make the combined or new subaccounts available for allocation of net premiums .
•	C ombine the separate account, or any subaccount(s), with one or more different separate account(s) or subaccount(s) .
•	C lose certain subaccounts to allocations of new net premiums by current or new policyowners .
•	T ransfer assets of the separate account or any subaccount, which we determine to be associated with the class of policies to which the Policy belongs, to another separate account or subaccount .
•	O perate the separate account as a management company under the 1940 Act, or as any other form of investment company as permitted by law .
•	E stablish additional separate accounts or subaccounts to invest in new portfolios of the funds .
•	M anage the separate account at the direction of a committee .
•	E ndorse the Policy, as permitted by law, to reflect changes to the separate account and subaccounts as may be required by applicable law .
•	C hange the investment objective of a subaccount .
•
S ubstitute, add, or delete fund portfolios in which subaccounts currently invest net premiums, to include portfolios of newly designated funds . (Fund portfolios will not be added, deleted or substituted without prior approval of the SEC to the extent required by the 1940 Act or other applicable laws.)

•	F und additional classes of variable life insurance policies through the separate account .
•	R estrict or eliminate any voting privileges of owners, or other persons who have voting privileges in connection with the operation of the separate account.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments.  We will notify you of any changes.  We reserve the right to make other structural and operational changes affecting the separate account.

In addition, t he portfolios, that sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts.

The Fixed Account

The fixed account is part of Transamerica   Financial’ s general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica Financial has sole discretion over the investment of the fixed account's assets. Transamerica Financial bears the full investment risk for all amounts contributed to the fixed account. Please see the section entitled “Risks of Managing General Account Assets” in this prospectus. Transamerica Financial guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 2.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.  We have no formula for determining fixed account interest rates in excess of the guaranteed rate or any duration for such rates.

Money you place in the fixed account will begin earning interest compounded daily at the current interest rate in effect at the time of your allocation. Unless otherwise required by state law, we may restrict your allocations and transfers to the fixed account if the fixed account value, excluding the loan reserve, following the allocation or transfer would exceed $250,000. This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 2.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 2.0%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deductions charges on a first in, first out basis ("FIFO") for the purpose of crediting interest.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Portfolios

The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end investment management company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios.  Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio’s investment objective(s) and policies are summarized below. There is no assurance that a portfolio will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses, by contacting us at our administrative office at 1-800-851-9777 or visiting our website at www.tflic.com/ny. You should read the fund prospectuses carefully. (Please Note: Transamerica BlackRock Global Allocation VP and Transamerica BlackRock Tactical Allocation VP will be available on or abour May 19, 2011.)

Note: If you received a summary prospectus for   a portfolio listed below, please follow the directions on the first page of the summary to obtain a copy of the full fund prospectus.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
TRANSAMERICA SERIES TRUST:
Transamerica AEGON Active Asset Allocation – Conservative VP 1	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks current income and preservation of capital.
Transamerica AEGON Active Asset Allocation – Moderate Growth VP 1	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks capital appreciation with current income as a secondary objective.
Transamerica AEGON Active Asset Allocation – Moderate VP 1	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks capital appreciation and current income.
Transamerica AEGON High Yield Bond VP 2	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks a high level of current income by investing in high yield debt securities.
Transamerica AEGON Money Market VP 3	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.
Transamerica AEGON U.S. Government Securities VP 4	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks to provide as high a level of total return as is consistent with prudent investment strategies.
Transamerica AllianceBernstein Dynamic Allocation VP 5	Transamerica Asset Management, Inc. AllianceBernstein, LLP	Seeks capital appreciation and current income.
Transamerica Asset Allocation – Conservative VP 6	Transamerica Asset Management, Inc. Portfolio Construction Consultant: 7 Morningstar Associates, LLC	Seeks current income and preservation of capital.

1 Each of these asset allocation portfolios is a fund-of-funds and invests in a combination of underling Exchange Traded Funds (“ETFs”).  Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
2 Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.
3 Formerly, Transamerica  Money Market VP. There can be no assurance that the Transamerica AEGON Money Market VP portfolio will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Transamerica AEGON Money Market VP subaccount may become extremely low and possibly negative.
4 Formerly, Transamerica U.S. Government Securities VP.
5 Formerly, Transamerica Convertible Securities VP.
6 Each of these asset allocation portfolios is a fund of funds and invests in a combination of underlying Transamerica Series Trust and Transamerica Funds portfolios. Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
7 In Morningstar’s role as portfolio construction manager, Morningstar makes asset allocation and fund selection decisions for the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica Asset Allocation – Growth VP 6	Transamerica Asset Management, Inc. Portfolio Construction Consultant: 7 Morningstar Associates, LLC	Seeks long-term capital appreciation.
Transamerica Asset Allocation – Moderate Growth VP 6	Transamerica Asset Management, Inc. Portfolio Construction Consultant: 7 Morningstar Associates, LLC	Seeks capital appreciation with current income as a secondary objective.
Transamerica Asset Allocation – Moderate VP 6	Transamerica Asset Management, Inc. Portfolio Construction Consultant: 7 Morningstar Associates, LLC	Seeks capital appreciation and current income.
Transamerica BlackRock Global Allocation VP 8	Transamerica Asset Management, Inc. BlackRock Investment Management, LLC	Seeks high total investment return.
Transamerica BlackRock Large Cap Value VP	Transamerica Asset Management, Inc. BlackRock Investment Management, LLC	Seeks long-term capital growth.
Transamerica BlackRock Tactical Allocation VP 9	Transamerica Asset Management, Inc. BlackRock Investment Management, LLC	Seeks capital appreciation with current income as a secondary objective.
Transamerica Clarion Global Real Estate Securities VP	Transamerica Asset Management, Inc. ING Clarion Real Estate Securities, L.P.	Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.
Transamerica Efficient Markets VP	Transamerica Asset Management, Inc. AEGON USA Investment Management, Inc.	Seeks capital appreciation while seeking income as a secondary objective.
Transamerica Foxhall Emerging Markets/Pacific Rim VP 10	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks long-term growth of capital.
Transamerica Foxhall Global Conservative VP 10	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks modest growth and preservation of capital.
Transamerica Foxhall Global Growth VP 10	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks long-term growth of capital.

6 Each of these asset allocation portfolios is a fund of funds and invests in a combination of underlying Transamerica Series Trust and Transamerica Funds portfolios. Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
7 In Morningstar’s role as portfolio construction manager, Morningstar makes asset allocation and fund selection decisions for the portfolio.
8 This portfolio is a fund of funds and invests its assets in an underlying mutual fund, BlackRock Global Allocation V.I. Fund of the BlackRock Variable Series Fund, Inc.  Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.  This portfolio will be available on or about May 19, 2011.
9 This portfolio is a fund of funds and invests in a combination of underlying Transamerica Series Trust portfolios and certain funds of Transamerica Funds.   Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio. This portfolio will be available on or about May 19, 2011.
10 This portfolio utilizes a tactical asset allocation strategy to seek to achieve its objective by investing in underlying funds consisting of Exchange Traded Funds (“ETF’s) and money market mutual funds.  Please see the portfolio’s prospectus for a complete description of the portfolio’s investment strategies and the risks of investing in the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica Foxhall Global Commodities & Hard Assets VP 10, 11	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks long-term growth of capital.
Transamerica Hanlon Balanced VP 12	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks current income and capital appreciation.
Transamerica Hanlon Growth and Income VP 12	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks long-term capital appreciation and some current income.
Transamerica Hanlon Growth VP 12	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks long-term capital appreciation.
Transamerica Hanlon Managed Income VP 12	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks conservative stability.
Transamerica Index 50 VP	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks to balance capital appreciation and income.
Transamerica Index 75 VP	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks capital appreciation as a primary objective and income as a secondary objective.
Transamerica International Moderate Growth VP 6	Transamerica Asset Management, Inc. Portfolio Construction Consultant: 7 Morningstar Associates, LLC	Seeks capital appreciation with current income as a secondary objective.
Transamerica JPMorgan Core Bond VP	Transamerica Asset Management, Inc. JPMorgan Investment Advisors Inc.	Seeks total return, consisting of income and capital appreciation.
Transamerica JPMorgan Enhanced Index VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.
Seeks to earn a total return modestly in excess of the total return performance of the Standard & Poor’s 500 Composite Stock Index (“S&P 500”) (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500.

6 Each of these asset allocation portfolios is a fund of funds and invests in a combination of underlying Transamerica Series Trust and Transamerica Funds portfolios. Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
7 In Morningstar’s role as portfolio construction manager, Morningstar makes asset allocation and fund selection decisions for the portfolio.
11 Formerly, Transamerica Foxhall Hard Asset VP.
12 This portfolio utilizes both a tactical asset allocation strategy and a strategic asset allocation strategy to seek to achieve its objective by investing in underlying funds that consist of ETF’s and money market mutual funds.   Please see the portfolio’s prospectus for a complete description of the portfolio’s investment strategies and the risks of investing in the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica JPMorgan Tactical Allocation VP 13	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.	Seeks current income and preservation of capital.
Transamerica Jennison Growth VP	Transamerica Asset Management, Inc. Jennison Associates, LLC.	Seeks long-term growth of capital.
Transamerica MFS International Equity VP	Transamerica Asset Management, Inc. MFS® Investment Management	Seeks capital growth.
Transamerica Morgan Stanley Capital Growth VP 14	Transamerica Asset Management, Inc. Morgan Stanley Investment Management	Seeks to maximize long-term growth.
Transamerica Morgan Stanley Growth Opportunities VP 15	Transamerica Asset Management, Inc. Morgan Stanley Investment Management	Seeks capital appreciation.
Transamerica Morgan Stanley Mid-Cap Growth VP	Transamerica Asset Management, Inc. Morgan Stanley Investment Management, Inc.	Seeks capital appreciation.
Transamerica Multi-Managed Balanced VP 16	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc. BlackRock Financial Management, Inc.	Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.
Transamerica Multi Managed Large Cap Core VP	Transamerica Asset Management, Inc. Morgan Stanley Investment Management, Inc.	Seeks to provide high total return.
Transamerica PIMCO Total Return VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks maximum total return consistent with preservation of capital and prudent investment management.
Transamerica Systematic Small/Mid Cap Value VP 17	Transamerica Asset Management, Inc. Systematic Financial Management L.P.	Seeks to maximize total return.
13 Formerly, Transamerica Federated Market Opportunity VP.
14 Formerly, Transamerica Focus VP.
15 Formerly, Transamerica Growth Opportunities VP.
16 Formerly, Transamerica Balanced VP.
17 Formerly, Transamerica Small/Mid Cap Value VP

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica T. Rowe Price Small Cap VP	Transamerica Asset Management, Inc. T. Rowe Price Associates, Inc.	Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
Transamerica Third Avenue Value VP	Transamerica Asset Management, Inc. Third Avenue Management LLC	Seeks long-term capital appreciation.
Transamerica WMC Diversified Equity VP 18	Transamerica Asset Management, Inc. Wellington Management Company, LLP	Seeks to maximize long-term growth.
Transamerica WMC Diversified Growth VP	Transamerica Asset Management, Inc. Wellington Management Company, LLP	Seeks to maximize long-term growth.
FIDELITY FUNDS:
Fidelity VIP Index 500 Portfolio	Fidelity Management & Research Company	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500 SM Index.
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.:
AllianceBernstein Balanced Wealth Strategy Portfolio	AllianceBernstein L.P.	Seeks to maximize total return.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:
Franklin Templeton VIP Founding Funds Allocation Fund 19	See Footnote 20	Seeks capital appreciation with a secondary goal of income.
PROFUNDS:
ProFund VP Asia 30 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

18 Formerly, Transamerica Diversified Equity VP.
19 This portfolio is a fund of funds and invests in a combination of  Class 1 shares of the Franklin Income Securities Fund , Mutual Shares Securities Fund and Templeton Growth Securities Fund . Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
20 Franklin Templeton Serivces, LLC is the portfolio’s administrator; the portfolio does not have an investment manager nor does it pay any investment management fees.
21 The ProFunds VP and Access Trust portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  See “Disruptive Trading and Market Timing.”  Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks.  See the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Basic Materials 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Bull 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index SM . The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Consumer Services 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Services Index ® . The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Emerging Markets 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Bank of New York Emerging Markets 50 ADR Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Europe 30 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the   ProFunds Europe 30 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Falling U.S. Dollar 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the U.S. Dollar Index (USDX). The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Financials 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financials Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

21 The ProFunds VP and Access Trust portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  See “Disruptive Trading and Market Timing.”  Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks.  See the ProFunds VP or Access Trust prospectus for a description of the investment strategies and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP International 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the   Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Japan 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Mid-Cap 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400 Index ® . The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Money Market 21, 22	ProFund Advisors LLC	Seeks a high level of current income consistent with liquidity and preservation of capital. The fund does not seek to achieve its stated objective over a period of time greater than one day.
ProFund VP NASDAQ-100 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Oil & Gas 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil & Gas Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

21 The ProFunds VP and Access Trust portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  See “Disruptive Trading and Market Timing.”  Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks.  See the ProFunds VP or Access Trust prospectus for a description of the investment strategies and risks associated with investing in the ProFunds or Access Trust VP portfolios.
22 There can be no assurance that the ProFund VP Money Market portfolio will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the ProFund VP Money Market subaccount may become extremely low and possibly negative.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Pharmaceuticals 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the   Dow Jones U.S. Pharmaceuticals Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Precious Metals 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the   Dow Jones Precious Metals Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Short Emerging Markets 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the   Bank of New York Emerging Markets 50 ADR Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Short International 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the   Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Short NASDAQ-100 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the   NASDAQ-100 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Short Small-Cap 21	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.

21 The ProFunds VP and Access Trust portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  See “Disruptive Trading and Market Timing.”  Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks.  See the ProFunds VP or Access Trust prospectus for a description of the investment strategies and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Small-Cap 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Small-Cap Value 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the   S&P SmallCap 600/Citigroup Value Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Telecommunications 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the   Dow Jones U.S. Telecommunications Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP UltraSmall-Cap 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the   Russell 2000 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP U.S. Government Plus 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Utilities 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the   Dow Jones U.S. Utilities Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

21 The ProFunds VP and Access Trust portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  See “Disruptive Trading and Market Timing.”  Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks.  See the ProFunds VP or Access Trust prospectus for a description of the investment strategies and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ACCESS TRUST:
Access VP High Yield Fund 21 , 23	ProFund Advisors LLC	Seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.

21 The ProFunds VP and Access Trust portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  See “Disruptive Trading and Market Timing.”  Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks.  See the ProFunds VP or Access Trust prospectus for a description of the investment strategies and risks associated with investing in the ProFunds or Access Trust VP portfolios.
23 Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.

Transamerica Asset Management, Inc. ("Transamerica Asset"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%), affiliates of Transamerica Financial , and serves as investment adviser to the Transamerica Series Trust (“Series Trust”) and manages the  Series Trust in accordance with policies and guidelines established by the  Series Trust's Board of Trustees. For certain portfolios, Transamerica Asset has engaged investment sub-advisers to provide portfolio management services. Transamerica Asset and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the  Series Trust prospectuses for more information regarding Transamerica Asset and the investment sub-advisers.

Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a "consultant" to Transamerica Asset for investment model creation and maintenance to the Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Moderate VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Growth VP and Transamerica International Moderate Growth VP of the Series Trust.  Morningstar is paid an annual fee for its services. See the Series Trust prospectuses for more information regarding Morningstar.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Fund and manages the Fidelity VIP Fund in accordance with policies and guidelines established by the Fidelity VIP Fund’s Board of Trustees.  For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments.  FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended.  See the Fidelity VIP Fund prospectus for more information regarding FMR and the investment sub-adviser.

ProFund Advisors LLC (“ProFund Advisors”), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment advis e r and provides management services to all of the ProFunds and the Access Trust portfolios. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFunds and Access Trust portfolio in accordance with policies and guidelines established by the ProFunds’ and Access Trust's Board of Trustees.  ProFund Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended.  See the respective ProFunds and /or Access Trust prospectuses for more information regarding ProFund Advisors.

AllianceBernstein L.P.(“AllianceBernstein”), located at 1345 Avenue of the Americas, New York, New York 10105 serves as investment adviser to the Alliance Bernstein Variable Products Series Fund, Inc. and manages the AllianceBernstein Balanced Wealth Strategy Portfolio in accordance with the policies and guidelines established by the AllianceBernstein Board of Directors.  Please see the prospectus for the portfolio for more information regarding AllianceBernstein L.P.

Franklin Advisers, L.P. (“Franklin”), located at One Franklin Parkway, San Mateo, California 94403 serves as investment advis e r to the Franklin Templeton Variable Insurance Products Trust and manages the Franklin Templeton VIP Founding Funds Allocation Fund.  Franklin Templeton Services, LLC (“FT Services”) serves as administrator for the portfolio and provides certain administrative services and facilities for the advisor, and oversees rebalancing of the portfolio’s assets.  FT Services will be paid a fee for its services from the portfolio.  Franklin oversees the investment and reinvestment of the portfolio’s assets in accordance with policies and guidelines established by the Trust’s Board of Trustees.  Please see the portfolio’s prospectus for more information regarding Franklin and FT Services.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Transamerica Financial , and Transamerica Financial may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies.  (For additional information on these arrangements, please refer to the section of this prospectus entitled “Revenue We Receive.”)  We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policyowners.  We have included the Transamerica Series Trust portfolios at least in part because they are managed by Transamerica Asset, our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance.  Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the portfolios ,   including each fund's prospectus, statement of additional information and annual and semi/annual reports.  Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio.  After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy.  We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio.  New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers.  We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.  We may also decide to purchase  securities from other portfolios for the separate account .  We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class contracts to which the Policy belongs.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, as long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your voting instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote.  Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume.  The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	•	T he death benefit, cash and loan benefits .
	•	I nvestment options, including premium allocations .
	•	A dministration of elective options .
	•	T he distribution of reports to owners.

Costs and expenses we incur:	•	C osts associated with processing and underwriting applications .
	•	E xpenses of issuing and administering the Policy (including any Policy riders) .
	•	O verhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies .
	•	O ther costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	•	T hat the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate .
	•	T hat the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Expense Charge

Before we allocate the net premium payments you make, we will deduct the following premium expense charge.

The premium expense charge is equal to:	•	6% of premiums during the first ten Policy years on Policies with a specified amount in force of less than $250,000 (band 1), and 2.5% of premiums thereafter .
	•	3.0% of all premiums during the first ten Policy years on Policies with a specified amount in force from $250,000 - $499,999 (band 2), and 2.5% of premiums thereafter.
	•	There is no premium expense charge for Policies with a specified amount of $500,000 or higher (band 3).

Note:   Certain events (such as increases or decreases in the specified amount, a change in death benefit option, or a cash withdrawal if you choose Option A or Option C death benefit) may affect the specified amount in force.  Premium expense charges will be based on the specified amount in force on the Base Policy at the time we receive the premium.

Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes.

Monthly Deductions

If your Policy was applied for on or after November 18, 2008, we take monthly deductions from the cash value on the Policy date and on each Monthiversary prior to insured’s attained age 111. For Policies applied for before November 18, 2008 and issued before January 1, 2009, we take monthly deductions from the cash value on the Policy date and on each Monthiversary prior to insured’s attained age 100. If you elect to choose the subaccounts from which we will deduct the monthly deductions (that is, make self-directed monthly deductions), we will withdraw from each selected subaccount (and/or any available fixed account) an amount equal to the monthly deductions multiplied by the selected percentage you elect to have deducted from that account.  If you do not elect self-directed monthly deductions, or if any  selected subaccount (or any available fixed) account would be reduced to zero by the deductions, then we will deduct this charge on a pro rata basis from all such accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). You may change the election of self-directed monthly deductions by providing us with a request for such a change in a form satisfactory to us. The change in self-directed monthly deductions will be effective on the date we record the request for change.

Because portions of the monthly deductions (such as cost of insurance) can vary monthly, the monthly deductions will also vary.

The monthly deductions are equal to:	•	T he monthly Policy charge for the Policy; plus
	•	T he monthly cost of insurance charge for the Policy; plus
	•	T he monthly per unit charge for the Policy; plus
	•	T he portion of the monthly deductions for any benefits provided by riders attached to the Policy.

Monthly Policy Charge ( f or Policies a pplied f or o n o r a fter November 18, 2008):

•	This charge currently equals $10.00 each Policy month through insured’s attained age 110. Starting at age 111, this charge equals $0 each Policy month.
•
We guarantee this charge will never be more than $10.00 per month during the first Policy year; and, thereafter, $12.00 per month through age 110; and will be $0 starting at insured’s attained age 111.

•	This charge is used to cover aggregate Policy expenses.

Monthly Policy Charge ( f or Policies a pplied f or b efore November 18, 2008 and i ssued b efore January 1, 2009):

•
This charge currently equals $8.00 each Policy month for Policy years 1-10, and $4.00 each Policy month for Policy year 11 through age 99. Starting at age 100, this charge will equal $0 each Policy month.

•	We guarantee this charge will never be more than $8.00 per month during the first Policy year; and thereafter, $12.00 per month through age 99; and will be $0 starting at age 100.
•	This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:

We deduct this charge each month. It varies each month and is determined as follows:

1.
R educe the death benefit on the Monthiversary by the cash value on the Monthiversary after it has been allocated among the layers of specified amount in force in the following order: first, initial specified amount; then each increase in specified amount starting with the oldest increase; then the next oldest, successively, until all cash value has been allocated (the resulting amounts are the net amount at risk for each layer of specified amount);

2.	M ultiply each layer of net amount at risk provided under 1. (above) by the appropriate monthly cost of insurance rate for that layer; and add the results together.
•	Your monthly current cost of insurance rate depends, in part, on your specified amount band. The specified amount bands available are:
> Band 1: $50,000 - $249,999
> Band 2: $250,000 - $499,999
> Band 3: $500,000 or more
•	The current Policy cost of insurance rates for the first three (3) Policy years are fixed at issue and we guarantee not to change them.
•	Cost of insurance rates are generally lower for each higher band of specified amount.
•
We determine your specified amount band by referring to the specified amount in force for the Base Policy (that is, the initial specified amount on the Policy date, plus any increases, and minus any decreases).

Monthly Per Unit Charge:

This charge equals:
•	T he monthly per unit charge for the specified amount on the Policy date; plus
•	T he monthly per unit charge for each increase in specified amount caused by either a rider or a requested increase; minus
•	T he monthly per unit charge for any specified amount that has been decreased.
•	We guarantee the duration of this charge to be no more than 10 years following the Policy date and no more than 10 years following the date of any increase in specified amount.
•
The monthly per unit charge that is set on the Policy date is based on the issue age of the insured.  A separate monthly per unit charge is assessed for up to 10 years following each increase in specified amount and the rate of that charge is based on the insured's age at the time of any increase in specified amount. The rate of the monthly per unit charge applied under your Policy depends on whether the Policy was applied for before November 18, 2008 ad issued before January 1, 2009.

Optional Insurance Riders:

•
The monthly deductions will include charges for any optional insurance benefits you add to your Policy by rider. Please refer to the section below entitled “Rider Charges” for a description of the rider charges.

To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates and consider a number of factors, including, but not limited to: the insured's issue age on the Policy date; issue age at the time of any increase in specified amount; specified amount band; gender; underwriting class; and the length of time from the Policy date or from the date of any increase in specified amount.  The factors that affect the net amount at risk for each layer of specified amount include the investment performance of the portfolios in which you invest; payment of premiums; the fees and charges deducted under the Policy, the death benefit option you ch o ose, as well as any Policy transactions (such as loans, cash withdrawals, transfers, and changes in specified amount).  The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time.  The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. For Policies applied for on or after November 18, 2008, these guaranteed rates are based on the 2001 C.S.O. Mortality Tables and the insured’s attained age, gender, and underwriting class. For Policies applied for before November 18, 2008 and issued before January 1, 2009, these guaranteed rates are based on the 1980 C.S.O. Mortality Tables and the insured's attained age, gender, and underwriting class. For standard underwriting classes, these guaranteed rates will never be greater than the rates in the C.S.O. tables that are applicable to your Policy.

If you increase the specified amount, different monthly cost of insurance rates may apply to that layer of specified amount, based on factors such as the insured’s issue age and underwriting class at the time of the increase, gender, and the length of time since the increase.  Increases in specified amount may move the Policy into a higher specified amount band, resulting in a decrease in the rates for the cost of insurance charge.

Decreases in specified amount may cause the Policy to drop into a lower band of specified amount and may result in an increase in the rates for the cost of insurance and premium expense charges .  Decreases in specified amount will be applied on a last-in, first-out basis to the specified amount in force, and will first reduce the specified amount provided by the most recent increase in specified amount in force, then reduce the next most recent increases, successively, and lastly, reduce the initial specified amount.

If you have selected the Inflation Fighter Rider Level Premium and you request a decrease in specified amount of your Policy, you will forfeit any future increases in specified amount generated by the rider.

The underwriting class of the insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the health of the insured. We currently place insureds into preferred and standard classes.  We also place insureds into substandard classes with extra ratings, which reflect higher mortality risks, and will result in higher cost of insurance rates. Examples of reasons an insured may be placed into an extra risk factor underwriting class include, but are not limited to, medical history, avocation, occupation, driving record, or planned future travel (where permitted by state law).

We may issue certain Policies on a simplified or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified, or expedited basis, may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

The guaranteed cost of insurance rates under the riders are based on the same C.S.O. tables as the guaranteed cost of insurance rates on the base Policy (i.e., without riders) and are substantially the same as the guaranteed cost of insurance rates applied to the base Policy net amount at risk, except that current rates are not guaranteed for the first 3 years under the riders.

Mortality and Expense Risk Charge

We deduct a daily charge from your Policy’s cash value in each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred, and the risks assumed. This charge is a maximum of:

•	Y our Policy's cash value in each subaccount . multiplied by
•	T he daily pro rata portion of the annual mortality and expense risk charge rate.

For the first ten Policy years, the current annual rate for the mortality and expense risk charge is equal to 0.75% of the average daily net assets of each subaccount. We may reduce this charge to 0.60% for Policy years 11 – 15, 0.30% for Policy years 16 – 20 and 0.00% for Policy years 21+, but we do not guarantee that we will do so.  We guarantee this charge to be no more than 0.90% annually for all Policy years.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss.  Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge

If you surrender your Policy completely during the first 10 years (or during the 10-year period following an increase in specified amount), we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount and accrued loan interest) to you.

The surrender charge is a charge for each $1,000 of the initial specified amount of your Base Policy and of each increase in specified amount. The surrender charge that will apply on a full surrender of the Policy is the total of the surrender charge calculated for the initial specified amount, and the surrender charges calculated for each increase in specified amount, (including specified amount increases generated by the Inflation Fighter Rider Level Premium).

The initial specified amount has a 10-year surrender charge period starting on the Policy date and surrender charges that are based upon the insured's issue age, gender and underwriting class on the Policy date. Each increase in specified amount has its own 10-year surrender charge period and surrender charges that are based upon the insured's issue age, gender and underwriting class at the time of the increase. No surrender charge is taken when you decrease your specified amount, but the full surrender charge remains in effect until the Policy is surrendered.

There is no surrender charge if you wait until the end of the 10th Policy anniversary to surrender your Policy provided you have not selected the Inflation Fighter Rider Level Premium and you have not increased your specified amount within the past 10 Policy years. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws. The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including registered representative sales commissions and printing and advertising costs, as well as aggregate Policy expenses.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years.

This will depend on a number of factors, but is more likely if:

•	Y ou pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy . and/or
•	I nvestment performance is low.

In addition, surrender charges that apply for 10 years after any increase in specified amount will likely significantly reduce your net surrender value.

The surrender charge for each layer of specified amount is calculated as:	 .	T he surrender charge per $1,000 of specified amount in the layer (varies by issue age, gender and underwriting class on the Policy date or date of specified amount increase); multiplied by
	2.	T he number of thousands of specified amount in the layer; multiplied by
	3.	T he surrender charge factor.

The surrender charge per thousand is calculated separately for the initial specified amount and for each increase in specified amount, using the rates found in Appendix A-1 (for Policies applied for on or after November 18, 2008) and Appendix A-2 (for Policies applied for before November 18, 2008 and issued before January 1, 2009).

    The surrender charge factor is also calculated separately for the initial specified amount and for each increase in specified amount in force (including specified amount increases generated by the Inflation Fighter Rider Level Premium). The surrender charge factor varies by the insured's issue age (on the Policy date or date of specified amount increase) and number of years since the Policy date or date of specified amount increase. We generally determine the surrender charge factor from the Policy date or date of specified amount increase to the surrender date, regardless of whether there were any prior lapses and reinstatements.

For Policies Applied For On Or After November 18, 2008

Surrender Charge Factors
	Factor for Issue Ages
End of Policy Year*	0 – 39	40 - 44	45 – 49	50 - 54	55 - 59	60 - 64	65 - 69	70 - 74	75 – 85
At Issue	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	0.99
1	1.00	0.98	0.97	0.96	0.94	0.92	0.91	0.91	0.89
2	0.95	0.89	0.89	0.88	0.88	0.88	0.88	0.87	0.84
3	0.88	0.87	0.86	0.86	0.85	0.85	0.85	0.84	0.80
4	0.79	0.78	0.77	0.77	0.76	0.76	0.75	0.74	0.74
5	0.68	0.67	0.65	0.64	0.64	0.64	0.63	0.62	0.62
6	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55
7	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40
8	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25
9	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
10+	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

*
The factor on any date other than a Policy anniversary or anniversary, of an increase in specified amount, will be determined proportionately using the factor at the end of the year prior to surrender, and the factor at the end of the year of surrender.

•
Surrender Charge Example: Assume a male non-tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000. The Policy is surrendered at the end of Policy year 5. The surrender charge per $1,000 of specified amount is $16.95. This is multiplied by the surrender charge factor of 0.68.

The surrender charge	=	T he surrender charge per $1,000 ($16.95)
	x	T he number of thousands of initial specified amount (100)
	x	The surrender charge factor 0.68
	=	$1,152.60

For Policies Applied For Before November 18, 2008 and Issued Before January 1, 2009

Surrender Charge Factors
	Factor for Issue Ages
End of Policy Year*	0 – 39	40 - 44	45 – 49	50 - 54	55 - 59	60 - 64	65 - 69	70 - 74	75 – 85
At Issue	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
1	1.00	0.96	0.95	0.95	0.94	0.92	0.91	0.91	0.89
2	0.95	0.91	0.90	0.89	0.89	0.89	0.88	0.87	0.84
3	0.87	0.85	0.84	0.84	0.84	0.84	0.84	0.84	0.80
4	0.78	0.78	0.77	0.77	0.76	0.76	0.75	0.74	0.74
5	0.68	0.67	0.65	0.64	0.64	0.64	0.63	0.62	0.62
6	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55
7	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40
8	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25
9	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
10+	0	0	0	0	0	0	0	0	0

*
The factor on any date other than a Policy anniversary or anniversary, of an increase in specified amount, will be determined proportionately using the factor at the end of the year prior to surrender, and the factor at the end of the year of surrender.

•
Surrender Charge Example: Assume a male non-tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000. The Policy is surrendered at the end of Policy year 5. The surrender charge per $1,000 of specified amount is $17.06. This is multiplied by the surrender charge factor of  0.68.

The surrender charge	=	T he surrender charge per $1,000 ($17.06)
	x	T he number of thousands of initial specified amount (100)
	x	T he surrender charge factor (0.68)
	=	$1,160.08

The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including registered representative sales commissions, and printing and advertising costs, as well as aggregate Policy expenses.

Transfer Charge

We currently allow you to make 12 transfers each Policy year free from charge. Except as listed below, we charge $25 for each additional transfer.

•	For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, will be considered a single transfer.
•	We deduct the transfer charge from the amount being transferred.
•
Transfers resulting from loans, the exercise of conversion rights, or the reallocation of cash value immediately after the reallocation date, currently   are not treated   as transfers for the purpose of assessing this charge.

•	Transfers among the ProFunds and/or Access Trust subaccounts are not treated as transfers for the purpose of assessing this charge.
•	Transfers under dollar cost averaging and asset rebalancing are not treated as transfers for the purpose of assessing this charge.
•	We will not increase this charge.

Loan Interest Spread

We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary.  We will also credit the amount in the loan reserve account with an effective annual interest rate of 2.0%.  After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed).  After the 10th Policy year, we will apply preferred loan rates charged on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest.  The current preferred loan effective annual interest rate charged is 2.00% and is guaranteed not to exceed 2.25%.   Beginning at the insured’s attained age 111 (if your Policy was applied for  on or after November 18, 2008) or the insured’s attained age 100 (if your Policy was applied for before November 18, 2008 and issued before January 1, 2009), all loans, new and existing, are considered preferred loans.

Cash Withdrawal Charge

•
After the first Policy year, you may take up to a maximum of twelve (12) withdrawals per Policy year if your cash value is sufficient to cover the amount of the withdrawal and the associated cash withdrawal charge.

•	When you t ake a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.
•	We deduct this amount from the withdrawal, and we pay you the balance.
•	We will not increase this charge.

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.

Rider Charges

•
Terminal Illness Accelerated Death Benefit Rider.  We reduce the single sum benefit by a discount factor to compensate us for expected lost income resulting from the early payment of the death benefit. The discount rate is based on the current yield on 90-day U.S. Treasury bills or 3%, whichever is greater.

•
Primary Insured Rider Plus (“PIR Plus”). We assess a cost of insurance charge based on the insured’s issue age, gender, underwriting class, Policy year and the rider face amount. Cost of insurance charges generally will increase each year with the age of the insured. These charges will vary depending on whether the 1980 C.S.O. Tables or the 2001 C.S.O. Tables are applicable to your Policy, which depends upon the application and/or issue date of your Policy.

•
Other Insured Rider.   We assess a cost of insurance charge based on each other insured’s issue age, gender, underwriting class, Policy year and the rider face amount. Cost of insurance charges generally will increase each year with the age of the insured. These charges will vary depending on whether the 1980 C.S.O. Tables or the 2001 C.S.O. Tables are applicable to your Policy, which depends upon the application and/or issue date of your Policy.

•	Children’s Insurance Rider. We assess a cost of insurance charge based on the rider face amount regardless of the number of children insured.

•
Accidental Death Benefit Rider.  We assess a cost of insurance charge based on the insured’s attained age and rider specified amount.  Cost of insurance charges generally will increase each year with the age of the insured.

•
Disability Waiver of Monthly Deductions Rider. We assess a rider charge based on the primary insured’s issue age, gender and net amount at risk for the Policy, as well as a charge based on those riders that would be eligible to have monthly deductions waived.

•
Disability Waiver of Premium Rider. The charge for this rider is based on the primary insured’s issue age, gender and the amount of monthly waiver of premium benefit that would be paid in the event of total disability, as defined in the rider.

•
Inflation Fighter Rider Level Premium.   Annual increases in specified amount generated by this rider will increase the cost of insurance charges and increase the amount and duration of the monthly per unit charges and surrender charges under the Policy.  The new layer of cost of insurance charge resulting from the annual increase in specified amount will be set based on the insured’s issue age on the Policy date and on Policy duration.  The new layer of surrender charge and monthly per unit charge resulting from the annual increase in specified amount will be based on the amount of the increase, the insured’s attained age at the time of increase and duration from the time of increase.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios.  These fees and expenses reduce the value of your portfolio shares.  Some portfolios also deduct 12b-1 fees from portfolio assets.  See the fund prospectuses for more detailed information about the portfolios. .

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur.  We (and/or our affiliates) generally receive three types of payments:

•
Rule 12b-1 Fees.  Transamerica Capital, Inc (“TCI”) , our affiliate, serves as the principal underwriter for the Policies.  TCI receives some or all of the 12b-1 fees from the funds.  Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us.  These fees range from 0.00% to 0.35% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

•
Administrative, Marketing and Support Service Fees (“Service Fees”).  The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realizes on the advisory fee deducted from portfolio assets.  Policyowners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the funds for more information). The amount of this compensation is generally based on a percentage of the assets of the particular fund portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant.  Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Transamerica Financial and TCI
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
Transamerica Series Trust **	--	Fidelity Variable Insurance Products Funds	0.45%***
ProFunds	0.50%	Access One Trust	0.50%
Alliance Bernstein	0.25%	Franklin Templeton	0.35%

* Payments are based on a percentage of the average assets of each fund portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us.  We and TCI may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we and TCI provide.
** Because the Series Trust is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Series Trust portfolios, in terms of our and our affiliates’ overall profitability.  During 20 1 0 we received $ 255,768.91 in benefits from Transamerica Asset.
***We receive this percentage once $100 million in fund shares are held by the subaccounts of Transamerica Financial and its affiliates.

Other payments.  We and our affiliates, including TCI, Transamerica Financial Advisors, Inc. (“TFA”), and World Group Securities (“WGS”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates.  These payments may be derived in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets.  Policyowners, through their indirect investment in the portfolios, bear the costs of those advisory fees (see the prospectuses for the funds for more information.  Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers; (2) may pay TFA varying amounts to obtain access to TFA’s wholesaling and selling representatives; (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to assist with their promotional efforts; and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and these arrangements provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

  For the calendar year ended December 31, 2010, TCI received total revenue sharing payments in the amount of $1,769,559 from the following fund managers and/or sub-advisers, in part to participate in TCI’s events: AllianceBernstein Investments, American Funds, Black Rock Investment Management, BNY Mellon, Federated Equity Management Co. of PA, Fidelity Investments, Foxhall Capital Management, Franklin Templeton Investments, GE Asset Management, Hanlon Investment Management Inc., ING Clarion Real Estate Securities, Invesco AIM, Janus Capital, Jennison Associates, JP Morgan Investment Management, Loomis, Sayles & Company, MFS Investment Management, Neuberger Berman Management, OppenheimerFunds, Pacific Investment Management Company, PUTNAM, Schroder Investment Management North America, Transamerica Investment Management, Van Kampen Investments, Vanguard, and Wellington Management Company.

Please N ote : S ome of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.

Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be profit to us, and may be used for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies; and (ii) that we incur, in our role as intermediary, in promoting, marketing and administering the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.

The Policy

The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution.  There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued.  Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences.  All state specific Policy features will be described in your Policy.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The principal rights an owner may exercise are:

•	T o designate or change beneficiaries before the death of the insured .
•	T o receive amounts payable before the death of the insured .
•	T o assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment) .
•	T o change the owner of this Policy .
•	T o change the specified amount or death benefit option type of this Policy.

At issue, the owner must select either the guideline premium tax test or the cash value accumulation tax test on the Policy application.  Once selected, this tax test cannot be changed.

No designation or change in designation of an owner will take effect unless we receive written request thereof.  The request will take effect as of the date we receive it, in good order, at our mailing address, or by fax at our administrative office (1-727-299-1620), subject to payment or other action taken by us before it was received at our mailing address.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing, in good order, and signed by our president or secretary.  No registered representative may bind us by making any promise not contained in this Policy.

Upon notice to you, we may amend the Policy:
•	T o make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
•	T o assure qualification of the Policy as a life insurance contract under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or
•	T o reflect a change in the operation of the separate account; or
•	T o provide additional subaccounts and/or fixed account options.

Purchasing a Policy

To purchase a Policy, you must submit a completed application, in good order , and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with TCI, the principal underwriter for the Policy, and us.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control -- for example, because of the failure of a selling broker-dealer or registered representative to promptly forward the application to us at our mailing address, or because of delays in determining whether the Policy is suitable for you.  Any such delays will affect when your Policy can be issued.

You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy is generally $50,000.  We currently charge lower cost of insurance rates for Policies with specified amounts in higher bands of coverage.  We offer the following specified amount bands of coverage:

•	band 1: $50,000 - $249,999
•	band 2: $250,000 - $499,999
•	band 3: $500,000 and over

We will limit coverage on any juvenile insured by the Policy or a rider.  For a juvenile younger than 4 ½ years, the maximum coverage is the greater of $25,000 or 25% of the in force life insurance on the adult applicant.  For a juvenile between 4 ½ years and 14 ½ years, the maximum coverage is the greater of $25,000 or 50% of the in force life insurance on the adult applicant.

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 85. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	T he date of your application . or
•	T he date the insured completes all of the medical tests and examinations that we require.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another like policy covering the same insured in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if all of the following conditions have been met: (1) the first full premium must be received by the Company; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium and have met all of the requirements listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured may have conditional insurance coverage under the terms of the conditional receipt. The conditional insurance coverage may vary by underwriting standards.  Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	•	T he amounts applied for under all conditional receipts issued by us; or
	•	$500,000 of life insurance.

Subject to the conditions and limitations of the conditional receipt, conditional insurance under the terms of the Policy applied for may become effective as of the later of:	•	T he date of application; or
	•	T he date of the last medical examination, test, and
other screenings required by us, if any (the
“Effective Date”). Such conditional insurance will
take effect as of the Effective Date, as long as all of the following requirements are met:

1.
The person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate .

		2.	As of the Effective Date, all statements and answers given in the application must be true .
3.
The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our mailing address within the lifetime of the proposed insured .

4.
All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our mailing address within 60 days of the date the application was signed .

		5.	All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received, in good order, at our mailing address.

Any conditional life insurance coverage terminates on the earliest of:		●60 days from the date the application was signed;
	•	T he date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;
	•	W hen the insurance applied for goes into effect under the terms of the Policy that you applied for; or
	•	T he date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the conditional receipt:	T he conditional receipt is not valid unless:
		>	A ll blanks in the conditional receipt are completed . and
		>	T he receipt is signed by a registered representative or authorized Company representative.

Other limitations:	•	There is no conditional receipt coverage for riders or any additional benefits, if any, for which you may have applied.
	•	If one or more of the receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.
•
If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage.  In that case, Transamerica’s Financial’s liability will be limited to returning any payment(s) you have made upon return of this receipt to us.

Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, the Policy will be issued; full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date (or record date if the Policy is backdated) . Any premium payments we receive before the Policy date (or record date, if applicable) will be held in a non-interest bearing suspense account.  On the Policy date (or the record date if your Policy is backdated), the entire amount in the non-interest bearing suspense account will be allocated to the reallocation account until the reallocation date. While held in the reallocation account, premium(s) will be credited with interest at the current fixed account rate until the reallocation date when they will be allocated to the subaccounts and/or fixed account as you specified in your application . Please Note: Your premiums are credited on the record date not the backdated Policy date.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request :

Transaction Type:	Priced when received at our:
payment by check	mailing address, unless other address appears on your billing coupon
transfer request	administrative office
payment by wire transfer	administrative office
electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments	administrative office

We will credit amounts to the subaccounts only on a valuation date, that is, on a date that the New York Stock Exchange (“NYSE”) is open for trading.

Backdating a Policy

If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.  Your premiums, however, will be credited on the Policy date (or the record date if your Policy is backdated), not the backdated Policy date.

Cost of insurance charges are based in part on the age of the insured on the Policy date or on the date of a requested increase in specified amount.  Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deductions may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

Policy Changes Beginning at Age 111 (for Policies applied for on or after November 18, 2008) or Age 100 (for Policies applied for before November 18, 2008 and issued before January 1, 2009)

If the Policy is still in force on the Policy anniversary on or following the insured’s 111th or 100th birthday, as applicable, the Policy will continue, with the following changes, unless state law otherwise requires:

•	We will no longer accept any further premium payments .
•	We will no longer deduct the monthly deductions .
•	We will continue to deduct the mortality and expense risk charge, if any .
•	Interest will continue to accrue on any Policy loans, as before, but all loans will be considered preferred loans (see “Loans – Interest Rate Charged”) .
•	We will continue to accept Policy loan repayments and loan interest payments .
•	We will continue to permit Policy loans and withdrawals to be made.

P REMIUMS
Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. You must follow these guidelines:

•	A llocation percentages must be in whole numbers .
•
I f you select dollar cost averaging, we may require you to have a minimum of $5,000 in each subaccount from which we will make transfers, and you may be required to transfer at least a total of $100 monthly .

•	I f you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000 .
•
U nless otherwise required, we may restrict your allocations to the fixed account if the fixed account value, excluding amounts in the loan reserve, following the allocation would exceed $250,000. (This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.)

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our mailing address or calling us at our administrative office at 1-800-322-7353, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time.

Please Note: Certain subaccounts have similar names. When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation to ensure that those allocation instructions are in good order.  The change will be effective as of the valuation date on which we receive the change in good order at our mailing address or our administrative office. Upon instructions from you, the registered representative or agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our mailing address, or at the address on your billing coupon (for payments made by check), or at our administrative office (for payments made by wire transfer and through electronic credit and debit transactions) before the NYSE closes , are priced using the unit value determined at the closing of that regular business session of the NYSE (usually at 4:00 p.m. Eastern time). If we receive a premium payment at our mailing address after the NYSE closes or on a day the NYSE is closed for trading , we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading.  Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Reallocation Account. We will allocate the initial net premium on the Policy date (or as of the record date if your Policy is backdated) to the reallocation account as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. The reallocation date is the  date we reallocate all cash value held in the reallocation account to the fixed account and/or subaccounts you selected in your application. The reallocation date is the later of the Policy date or the record date ( if your Policy is backdated), plus fifteen days.  Please contact your registered representative for details concerning the free-look period.

On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If, however, you requested dollar cost averaging, then on the reallocation date we will reallocate the cash value either to the fixed account, the  Transamerica AEGON Money Market VP subaccount or the  Transamerica JPMorgan Core Bond VP subaccount (depending on which account or subaccount you selected on your application).

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium.  See "Minimum Monthly Guarantee Premium" below.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your registered representative /agent of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Minimum Monthly Guarantee Premium

The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you fail to regularly pay premiums at least as large as the current minimum monthly guarantee premium.

Until the no lapse date shown on your Policy schedule page, or in the endorsement described in the “Policy Lapse and Reinstatement” section, we guarantee that your Policy will not lapse, as long as on any Monthiversary you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount and minus any accrued loan interest) that equal or exceed the sum of the minimum monthly guarantee premiums for each month from the Policy date up to and including the current month. If you take a cash withdrawal, a loan, or if you increase or decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in effect.

The initial minimum monthly guarantee premium is shown on your Policy's schedule page, and depends on a number of factors, including the age, gender, underwriting class of the insured, the specified amount requested and your Policy’s applicable C.S.O. Table. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or if any riders are added, or if in force riders are increased or decreased. We will notify you of the new minimum monthly guarantee premium.  A Policy with the Inflation Fighter Rider Level Premium initially has higher minimum monthly guarantee premiums than a Base Policy, but the minimum monthly guarantee premium does not increase annually. We also reserve the right to require, before we issue a Policy, that the initial premium plus the planned premium payable during the no lapse period is at least equal to the cumulative minimum monthly guarantee premiums during the no lapse period.

No Lapse Period Guarantee

Until the no lapse date shown on your Policy schedule page, or in the endorsement described in the “Policy Lapse and Reinstatement” section, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deductions as long as, on any Monthiversary, the total amount of the premiums you have paid (minus any cash withdrawals, minus any outstanding loan amount and minus any accrued interest) equals or exceeds the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including, the current month. (Your initial minimum guarantee premium is shown on your Policy schedule page.  You may obtain information about your minimum monthly guarantee premium and assistance to determine the amount of premiums you must pay to keep your Policy in force by contacting our administrative office.) If you take a cash withdrawal, a loan, or if you increase or decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in effect. Please see the section of this prospectus entitled “Policy Lapse and Reinstatement.”

After the no lapse period ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

For a Policy issued to any insured 0-60, the no lapse date is the 20 th Policy anniversary or the insured attained age 65, whichever is earlier. For a Policy issued to an insured ages 61-85, the no lapse date is the 5 th Policy anniversary. The no lapse date is specified in your Policy.

Premium Limitations

We may require premium payments to be at least $50 ($1,000 if by wire). We may return premiums less than the minimum. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, if applicable, by which the Policy qualifies as life insurance under federal tax laws. (See “Death Benefit” for more information regarding the guideline premium test.)

This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment, with earnings , within 60 days after the end of that Policy year. In addition, we reserve the right to refund a premium or require evidence of insurability if the premium would increase the death benefit by more than the amount of the premium. If you choose the guideline premium test there are additional premium limitations.  We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent.

Making Premium Payments

We will consider any payments you make to be premium payments, unless you clearly identify them as loan repayments. We will deduct certain charges from your premium payments.  We will accept premium payments by wire transfer. If you wish to make payments by wire transfer, you should contact our administrative office at 1-800-322-7353 for instructions on wiring federal funds to us.

Tax-Free Exchanges ("1035 Exchanges"). We will accept a part of or all of your initial premium from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our administrative office of the proceeds from the 1035 Exchange before we finalize your Policy's specified amount.

Please Note:   We may hold premium payments in a non-interest bearing account for up to 14 days if applying the premium payment would cause the Policy to violate Internal Revenue Code Section 7702 or other provisions of the Internal Revenue Code. Please refer to the section of this prospectus entitled “Federal Income Tax Considerations” for more information regarding tax considerations regarding your Policy or consult a qualified tax advisor.

Transfers

General

You or your registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account.  You will be bound by any transfers made by your registered representative.  We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

The following features apply to transfers under the Policy:

•
We currently do not limit the amount transferred from the fixed account, but we reserve the right to limit transfers from the fixed account to a cumulative transfer from the fixed account of the greater of  25% of the amount in the fixed account, or the amount transferred out the fixed account in the previous Policy year.

Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year.  If we modify or stop this current practice, we will notify you at the time of your transfer.

•
Unless otherwise required we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000.  This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.

•
You  may request transfers in writing to our mailing address (in a form we accept), or by fax or by telephone to our administrative office. Please Note:  Certain subaccounts have similar names. It is important that you state or write the full name of the subaccount when making a transfer request to ensure that any transfer request that you submit is in good order..

•	There is no minimum amount that must be transferred.
•	There is no minimum amount that must remain in a subaccount after a transfer.
•	Except as listed below, we deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.
•	We consider all transfers made in any one day to be a single transfer.
•
Transfers resulting from loans or the exercise of conversion rights, or from the reallocation of cash value immediately after the reallocation date are currently not treated as transfers for the purpose of the transfer charge.

•	Transfers among the ProFunds and/or Access Trust subaccounts are not treated as transfers for the purpose of the transfer charge.
•	Transfers under dollar cost averaging and asset rebalancing currently are not treated as transfers for the purpose of assessing the transfer charge.

We will process any transfer order that is received in good order, and in writing at our mailing address, or by fax or by telephone at our administrative office, before the NYSE closes (usually 4:00 p.m. Eastern time), using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

 Disruptive Trading and Market Timing

The market timing policy and the related procedures (discussed below) do not apply to the ProFunds or Access Trust subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity.  If you invest in the ProFunds or Access Trust subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.

           Statement of Policy.  This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders.  Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

           Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios).  These risks and harmful effects include:

(1)
Dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	An adverse effect on portfolio management, such as:
	(a)	Im peding a portfolio manager’s ability to sustain an investment objective;
	(b)	C ausing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case .
	(c)	C ausing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio .
(3)	Increased brokerage and administrative expenses.

These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

           We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts) at the request of the corresponding underlying fund portfolios and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.  As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading.  Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

           Detection.    We employ various means in an attempt to detect and deter market timing and disruptive trading.  However, despite our monitoring we may not be able to detect nor halt all harmful trading.  In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected, or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence.  If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading.  Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products).  As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges.  We consider transfers by telephone, fax, or overnight mail to be “expedited” transfers.  This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail.  We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment : (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations; or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer; or (3) because of a history of market timing or disruptive trading.  We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis.  We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit.  We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed.  For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.  Please N ote: If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing those services.

           In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers.  We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio.  To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

           Under our current policies and procedures, we do not:

•	I mpose redemption fees on transfers .
•
E xpressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size .

•	P rovide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a defensive transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a defensive transfer restriction).  As noted above, we do not impose a defensive transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

           Please N ote :    T he limits and restrictions described herein are subject to our ability to monitor transfer activity.  Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection.  As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policyowners or intermediaries acting on their behalf.  Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

           Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate : (1) to better detect and deter market timing or other harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally; (2) to comply with state or federal regulatory requirements; or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance products.  In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

           Underlying Fund Portfolio Frequent Trading Policies.  The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time.  The prospectuses for the underlying fund portfolios describe any such policies and procedures.  The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance policies to discourage market timing and disruptive trading.  Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund's portfolios. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a specific portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that portfolio.

If we receive a premium payment from you that you allocate into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you.  If we receive from you a transfer request into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

           Omnibus Order.  Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products.  The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures.  We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios.  These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity.  If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios.  In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and  disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

ProFunds and Access Trust Subaccounts.  Because the above restrictions do not apply to the ProFunds or Access Trust subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management, and increased expenses) .

Telephone and Fax Privileges

Telephone and Fax Privileges.  Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at our administrative office at 1-800-322-7353, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time, or fax your instructions to our subaccount transfer fax number 1-727-299-1648 (for all other fax requests, please use 1-727-299-1620). Please note: Certain subaccounts have similar names. When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation to ensure that those allocation instructions are in good order.

Please note the following regarding telephone or fax transfers:

•	We will employ reasonable procedures to confirm that instructions are genuine.
•	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
•
Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

•	We may also require that you send us the telephone or fax transfer order in writing.
•	If you do not want the ability to make telephone transfers, you should notify us in writing at our mailing address or through our fax number (1-727-299-1620) .
•	We will not be responsible for same-day processing of transfers if the transfer order is faxed to a number other than 1-727-299-1648 or 1-727-299-1620.
•
We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Fixed Account Transfers

Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year.  If we change this, we will notify you at the time of your transfer .

We reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of:
•	25% of the amount in the fixed account . or
•	T he amount you transferred from the fixed account in the immediately preceding Policy year.

These restrictions do not apply to dollar cost averaging transactions. However, the transfer may not be greater than the unloaned portion of the fixed account on that date.

We will make the transfer at the end of the valuation date on which we receive the request in good order, at our administrative office (for telephonic and facsimile transactions) or at our mailing address (for written correspondence).   We also reserve the right to require that you make the transfer request in writing and that we receive the written request no later than 30 days after a Policy anniversary. We may restrict transfers to the fixed account following the transfer if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000. (This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.)

Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

Conversion Rights

If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing and in good order to our mailing address.

In the event of a material change in the investment policy of any portfolio, you may transfer all subaccount values to the fixed account without a transfer charge.  We must receive your request to transfer all subaccount values to the fixed account within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.

Extended Term Insurance Benefit

The Owner may apply the net surrender value of this Policy to purchase an Extended Term Insurance Benefit in place of this Policy's death benefit.  While it is in effect, the Extended Term Insurance Benefit provides for a death benefit equal to the death benefit proceeds of this Policy on the Policy anniversary on which the Extended Term Insurance Benefit takes effect.  We will determine the termination date of the Extended Term Insurance Benefit that can be purchased with the net surrender value based on the cost of insurance rates guaranteed in this Policy and the guaranteed fixed account interest rate.  The owner will be notified of the termination date of the Extended Term Insurance Benefit, and if the primary insured has not died prior to the termination date, the Extended Term Insurance Benefit and this Policy will terminate without value.  See example below.

The Extended Term Insurance request must be made in writing and must be received by us at our mailing address at least 30 days prior to the next Policy anniversary.  This election is irrevocable.  Following the request to purchase an Extended Term Insurance Benefit, additional premium payments, Policy loans, withdrawals and transfers will not be allowed.  All in-force riders to this Policy will terminate upon the effective date of the Extended Term Insurance Benefit.  The Extended Term Insurance Benefit has no net surrender value.

Extended Term Insurance Example

A 35 year old male purchases a $100,000 Option A Policy with a Policy date of June 1, 2008 and is underwritten as Preferred Elite.  Suppose that ten years later the net surrender value on June 1, 2018 is $10,001.61 when the owner elects the Extended Term Insurance Benefit.  The Extended Term Insurance Benefit in this example would be a $100,000 death benefit if the primary insured dies on or before October 31, 2034.  After June 1, 2018 no further changes to the Policy are allowed and there is no available net surrender value.  If the primary insured has not died on or before October 31, 2034 then the Policy terminates without value.

Both the net surrender value and the duration of any Extended Term Insurance Benefit depend upon your Policy’s applicable C.S.O. table.

Dollar Cost Averaging

Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically transfer a set dollar amount from the  Transamerica AEGON Money Market VP subaccount or the  Transamerica JPMorgan Core Bond VP subaccount, or the fixed account to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request in good order, at our mailing address or by facsimile, provided that we receive the form by the 25th day of the month. ( Note:   As stated on your dollar cost averaging form , the date that you select   cannot be the 29th, 30th or 31st of any month.

To start dollar cost averaging:	•	You must submit to us at our mailing address or by facsimile a completed form, in good order, signed by the owner requesting dollar cost averaging .
	•	You may be required to have at least $5,000 in each sub account or the Fixed Account from which we will make transfers .
	•	Your total transfers each month under dollar cost averaging may be limited to a minimum of $100 .
	•	Each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging.

Dollar cost averaging will terminate if any of the following occur :	•
We receive, in good order, at our mailing address (or by facsimile or by telephone at our administrative office) a request to discontinue your participation from you, your registered representative or your agent of record .

	•	The value in the accounts from which we make the transfers is depleted .
	•	You elect to participate in the asset rebalancing program .
	•	You elect to participate in any asset allocation services provided by a third party.

If you terminate your participation in the dollar cost averaging program, we will stop making dollar cost averaging transfers without a new completed dollar cost averaging request form signed by the owner.  We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected.  Asset rebalancing is not available with the fixed account.  Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your asset rebalancing instructions . Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

You may elect asset rebalancing to occur on a monthly, quarterly, semi-annual or annual basis. Once we receive the asset rebalancing request form , in good order, at our mailing address (or by facsimile at our administrative office) , we will change your premium allocation instructions to match your asset rebalancing instructions, and we will implement the asset rebalancing program on the date you indicated. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	•	You must submit to us, in good order, at our mailing address or by facsimile, a completed asset rebalancing request form, signed by the owner; and
	•	You may be required to have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program. (We reserve the right to count such allocations as part of your free transfers in the future.)

Asset rebalancing will cease if:	•	Y ou elect to participate in the dollar cost averaging program .
•
W e receive, in good order, at our mailing address (or by facsimile or telephone to our administrative office), a request to discontinue participation from you, your registered representative or your agent of record .

	•	Y ou make any transfer to or from any subaccount other than under a scheduled rebalancing .
	•	Y ou elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We do not offer any asset allocation programs or any investment models for use with your life insurance policy.  You may authorize and engage your own investment advisor to manage your account.  These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies.  Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf.  We do not offer advice about how to allocate your cash value under any circumstance.  We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy.  We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy.  Note: If you make withdrawals of cash value to pay advisory fees, then taxes may apply to any such withdrawals and tax penalties may be assessed on withdrawals made before you attain age 59½.

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor.  Alternatively, the investment advisor may compensate the registered representative from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor.  If you are interested in the details about the compensation that your investment advisor and/or your registered representative receive in connection with your Policy, you should ask them for more details.

We, or an affiliate of ours, will process the financial transactions placed by your registered representative or investment advisors.  We reserve the right to discontinue doing so at any time and for any reason.  We may require registered representatives or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Transamerica Financial as a condition of our accepting transactions on your behalf.  The administrative agreement may impose limitations on the   registered representative’s or investment advisor’s ability to request financial transactions on your behalf.  These limitations, which are discussed in the section above entitled “Transfers- Disruptive Trading and Market Timing,” are intended (i) to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio or (ii) to comply with specific restrictions or limitations imposed by a portfolio(s) of Transamerica Financial .

Please Note:                                 Limitations that we may impose on your registered representative or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on the owner’s own behalf, except as otherwise described in this prospectus.

Any third part asset allocation service may be terminated at any time by the owner or by the Third Part Service by sending written instruction to our administrative office.

Policy Values

Cash Value
The cash value in your Policy :

•
Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans) .

•	S erves as the starting point for calculating values under a Policy .
•	E quals the sum of all values in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan .
•	I s determined on the Policy date and on each valuation date . and
•	H as no guaranteed minimum amount and may be more or less than premiums paid.

Net Surrender Value

The net surrender value is the amount we pay when you surrender your Policy while it is in force. We determine the net surrender value at the end of the valuation period when we receive your written surrender request, in good order, at our mailing address.

Net surrender value on any valuation date equals:	•	T he cash value as of such date; minus
	•	A ny surrender charge as of such date; minus
	•	A ny outstanding Policy loan amount; minus
	•	A ny accrued Policy loan interest.

Subaccount Value

The cash value in a subaccount is referred to as “subaccount value.” At the end of any valuation period, the subaccount value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of units in any subaccount on any valuation date equals:	•	T he initial units purchased at unit value on the Policy date, or reallocation date, if different; plus
	•	U nits purchased with additional net premium(s); plus
	•	U nits purchased through transfers from another subaccount or the fixed account; minus
	•	U nits redeemed to pay for monthly deductions; minus
	•	U nits redeemed to pay for cash withdrawals; minus
	•	U nits redeemed as part of a transfer to another subaccount, the loan reserve account or the fixed account; minus
	•	U nits redeemed to pay cash withdrawal and transfer charges.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received (i) at our mailing address (for written requests or payments by check ); or (ii) at our administrative office (for requests by fax or by telephone, or for payments made through electronic credit and debit transactions).
.

Subaccount Unit Value

The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value at the inception of each class of units of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:	•
T he total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period.  This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio's net asset value per share determined at the end of the valuation period; minus

	•	A charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the mortality and expense risk charge; minus
	•	T he accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by
	•	T he number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, or the reallocation date if different, the fixed account value is equal to the cash value allocated to the fixed account , less the first monthly deduction out of the fixed account .

The fixed account value at the end of any valuation period is equal to:	•	T he sum of net premium(s) allocated to the fixed account; plus
	•	A ny amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus
	•	T otal interest credited to the fixed account; minus
	•	A mounts charged to pay for monthly deductions; minus
	•	A mounts withdrawn or surrendered the fixed account to pay for cash withdrawal charges or transfer charges; minus
	•	A mounts transferred from the fixed account (including amounts transferred from the loan reserve account to a subaccount).

Death Benefit

Death Benefit Proceeds

Provided that your Policy is in force, we will determine the amount of and pay the death benefit proceeds on an individual Policy upon receipt   in good order, at our administrative office ,    of satisfactory proof of the insured's death, plus written direction (from each eligible recipient of death benefit proceeds) regarding distribution of the death benefit payment, and any other documents, forms and information we need. We may require that the Policy be returned. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

Death benefit proceeds equal:	•	T he death benefit (described below); minus
	•	A ny monthly deductions due during the grace period (if applicable); minus
	•	A ny outstanding loan amount and accrued loan interest; plus
	•	A ny additional insurance in force provided by rider.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or gender.

Death Benefit

The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer in your application. If you do not choose a death benefit option in your application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, as long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death.

The Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance policy for federal tax purposes.  The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or rider will be interpreted or amended to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments (retroactively and prospectively), to any monthly deductions or supplemental benefits that are consistent with such an increase. We may deduct retroactive adjustments from the cash value or from any death benefits payable. Prospective adjustments will be reflected in the monthly deductions.

Under Section 7702 of the Internal Revenue Code, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a “guideline premium test (GLPT)” or a “cash value accumulation test (CVAT).”  You must choose either the GLPT or the CVAT before the Policy is issued.  Once the Policy is issued, you may not change to a different test.  The death benefit will vary depending on which test is used.

The GLPT has two components, a premium limit component and a corridor component.  The premium limit restricts the amount of premium that can be paid into the Policy.  The corridor requires that the death benefit be at least a certain percentage (varying each year by age of the insured) of the cash value.  The CVAT does not have a premium limit, but does have a corridor that requires that the death benefit be at least a certain percentage (varying based on the age, gender and underwriting class of the insured) of the cash value, adjusted for certain riders.

The corridor under the CVAT is different from the corridor under the GLPT.  Specifically, the CVAT corridor requires more death benefit in relation to cash value than is required by the GLPT corridor.  Therefore, for a Policy in the corridor with no riders, as your cash value increases your death benefit will increase more rapidly under CVAT than it would under GLPT.

Your Policy will be issued using the GLPT unless you choose otherwise.  In deciding whether to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher death benefit, which may increase certain charges.

Under the Guideline Premium Test

Option A

Death Benefit	1.	T he specified amount; or
	2.	A specified percentage called the "limitation percentage," as shown on your
equals the greate st of:		Policy’s schedule page, multiplied by the cash value on the primary insured's date of death; or
	3.	T he amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for the guideline premium test for different ages:

Attained Age	Limitation Percentage

40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	215% minus 6% for each age over age 45
51 to 55	185% minus 7% for each age over age 50
56 to 60	150% minus 4% for each age over age 55
61 to 65	130% minus 2% for each age over age 60
66 to 70	120% minus 1% for each age over age 65
71 to 75	115% minus 2% for each age over age 70
76 to 90	105%
91 to 95	105% minus 1% for each age over age 90
96 to 99	100%
100 and older	101%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Guideline Premium Test Illustration. Assume that the insured's attained age is under 40 and there are no outstanding loans. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or greater than 250% of cash value, any time the cash value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 specified amount. (The figure $40,000 is derived by solving for cash value in the following calculation: $100,000= 250% multiplied by cash value.)   Each additional dollar added to the cash value above $40,000 will increase the death benefit by $2.50.

Similarly, as long as the cash value exceeds $40,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, then the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals .

Under the Cash Value Accumulation Test

Death Benefit equals the greate st of:	1.	T he specified amount; or
	2.
A specified percentage called the “limitation
percentage,” as shown on your Policy’s schedule page, multiplied by the difference between the cash value on the date of the primary insured’s death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy’s schedule page; or

	3.	T he amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage calculation above is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage and the net single premium for riders under the cash value accumulation test are calculated as specified under Section 7702. They are based on the insured’s gender, underwriting class, specified amount band, and attained age at the beginning of each Policy year, and will differ depending on whether your Policy was issued under the 2001 or 1980 C.S.O. Tables.

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages and net single premiums, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Cash Value Accumulation Test Illustration. Assume that a Policy has no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a specified amount of $50,000 has been added to the Policy, the limitation percentage is 297%, and the net single premium for the rider is $14,850. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit for the Base Policy must be equal to or  greater than 297% of the difference of the cash value and the net single premium for riders, any time the cash value of the Policy exceeds $48,520, the death benefit of the Base Policy will exceed the $100,000 specified amount.  The figure of $48,520 is derived by solving for cash value in the calculation $100,000 = 297% multiplied by (cash value minus $14,850): 297% multiplied by ($48,520 minus $14,850) = $100,000. Each additional dollar added to the cash value above $48,520 will increase the death benefit of the Base Policy by $2.97.

Similarly, as long as the cash value exceeds $48,520, each dollar taken out of the cash value will reduce the death benefit of the Base Policy by $2.97. If at any time the difference of the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount, the death benefit of the Base Policy will equal the specified amount of the Policy.

Under the Guideline Premium Test

Option B

Death Benefit equals the greate st of:	1.	T he specified amount; plus
		the cash value on the insured's date of death; or
	2.	T he limitation percentage, as shown on your Policy’s schedule page, multiplied by the cash value on the primary insured's date of death; or
	3.	T he amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Guideline Premium Test Illustration. Assume that the insured's attained age is under 40 and there are no outstanding loans. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $66,667, then the death benefit will be greater than the specified amount plus cash value. The figure of $66,667 is derived by solving for cash value in the calculation: 250% multiplied by cash value = $100,000 plus cash value: 250% multiplied by $66,667 = $100,000 plus $66,667. Each additional dollar of cash value above $66,667 will increase the death benefit by $2.50.

Similarly, any time cash value exceeds $66,667, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Under the Cash Value Accumulation Test

Option B

Death Benefit equals the greate st of:	1.	T he specified amount; plus
		the cash value on the primary insured's date of death; or
	2.
A specified percentage called the “limitation percentage,” as shown on your Policy’s schedule page, multiplied by the difference between the cash value on the date of the primary insured’s death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy’s schedule page; or

	3.	T he amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Cash Value Accumulation Test Illustration. Assume that the insured's attained age is 40 and that there are no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 297%, and the net single premium for the rider is $14,850. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit for the Base Policy, however, must be at least 297% of the difference of the cash value and the net single premium for riders. As a result, if the cash value of the Policy exceeds $73,149, then the death benefit for the Base Policy will be greater than the specified amount plus cash value. The figure of $73,149 is derived by solving for cash value in the calculation 250% multiplied by (cash value minus $14,850) : 297% multiplied by  ($73,149 – $14,850) = $100,000 plus $73,149.  Each additional dollar of cash value above $73,149 will increase the death benefit of the Base Policy by $2.97.

Similarly, any time cash value exceeds $73,149, each dollar taken out of cash value will reduce the death benefit of the Base Policy by $2.97. If at any time, the difference of the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit for the Base Policy will be the specified amount plus the cash value of the Policy.

Option C

Death Benefit equals the greater of:	1.	D eath benefit Option A; or
	2.	T he specified amount, multiplied by
an age based "factor" equal to the lesser of
• 1.0 or
• 0.04 multiplied by (95 minus insured's attained age at death) (the "factor" will never be less than zero); plus
• T he cash value on the insured's date of death; or
	3.	T he amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option C, the death benefit varies with the cash value and the insured's attained age.  Because the death benefit under Option C is at least as large as that under Option A, the Code Section 7702 life insurance  qualification compliance test used in calculating the Option A death benefit will be taken into account in the Option C death benefit.

Option C--Three Illustrations.

1.   Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $22,000 will have a death benefit of $102,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-75))) + $22,000).

2 .  Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $100,000, since the calculation of $100,000 times the minimum of (1.0 and (0.04 x (95-75))) plus $9,000 is less than the specified amount.

3.  Assume that the insured is under age 71 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and a cash value of $10,000 will have a death benefit of $110,000, because through age 70 the minimum of (1.0 and (0.04 x (95- age ))) is always 1.0. Until the insured attains age 71, the Option C death benefit is the same as the Option B death benefit.

Death Benefit Beginning at Age 111 (For Policies Applied For On Or After November 18, 2008) or Age 100 (For Policies Applied For Before November 18, 2008 and Issued Before January 1, 2009)

If the Policy is still in force on the Policy anniversary on or following the insured’s 111th  or 100th birthday, as applicable, the Policy will continue and the death benefit payable will continue to be calculated in accordance with the death benefit option and the life insurance compliance test then in effect.

Effect of Cash Withdrawals on the Death Benefit

If you choose Option A, or if you choose Option C and the insured’s attained age is 71 or greater, then a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal.  Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by the amount of the withdrawal. For a  description of the effect of cash withdrawals on the death benefit option that you select, please refer to the section entitled “Surrenders and Cash Withdrawals – Cash Withdrawal Conditions” in this prospectus.

Effect of Inflation Fighter Rider Level Premium on the Death Benefit

If you choose Option A you may add the Inflation Fighter Rider Level Premium.  Your Policy’s specified amount will automatically increase each year on the Policy anniversary until the 20th Policy anniversary.  If you change from Option A to either Option B or Option C, the Inflation Fighter Rider Level Premium will terminate and future scheduled increases in specified amount will automatically cease.

Choosing Death Benefit Options

You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay. If you do not select a death benefit option on your application, Option A will become the death benefit option for your Policy, by default.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.

Changing the Death Benefit Option

After the third Policy year, you may change your death benefit option once each Policy year, which may affect the specified amount.  We will notify you of the new specified amount.

Changes to the Death Benefit Option are subject to the following conditions:
•	You must send your written request, in good order, to our mailing address or fax it to us at 1-727-299-1620 .
•	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.
•	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.
•	You may not change the death benefit option after the insured attains age 95.
•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

Increasing/Decreasing the Specified Amount

You may increase the specified amount once each Policy year if you have not already decreased the specified amount in that year.  After the Policy has been in force for three years, you may decrease the specified amount once each Policy year if you have not already increased the specified amount in that year. An increase or decrease in the specified amount will affect your cost of insurance charge, monthly per unit charge, your guideline premium, your Modified Endowment Contract, your minimum monthly guarantee premium, and may affect your ability to maintain the no lapse period guarantee, and may have adverse federal tax consequences. .   Any charges associated with an increase or decrease in your specified amount will be based on the same CSO Table that was in effect when your Policy was issued.

In addition, an increase or decrease in specified amount may move the Policy into a different specified amount band, so that your overall cost of insurance rate and monthly per unit charge will change. (Please note: The rates of the cost of insurance charge and the monthly per unit charge will depend on the application and/or issue date of your Policy.) An increase in specified amount will be treated as an additional layer of coverage with its own cost of insurance rates, monthly per unit charge, surrender charges and surrender charge period. If you increase your specified amount, you will receive notification of your new minimum monthly guarantee premium and surrender charge schedule.  This also applies to increases generated by the Inflation Fighter Rider Level Premium, except we will not recalculate a new minimum monthly guarantee premium with each specified amount increase generated by the Inflation Fighter Rider Level Premium.

You should consult a tax advisor before increasing or decreasing your Policy’s specified amount.

Conditions for and impact of decreasing the specified amount:	•	You must send your written request in good order to our mailing address or fax it to us at 1-727-299-1620.
	•	Decreases are only allowed after the third Policy year .
	•	You may not increase and decrease your specified amount in the same Policy year .
	•	You may not decrease your specified amount lower than the minimum specified amount under band 1 shown on your Policy schedule page .
	•	You may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code .
•
Until the later of the end of the surrender charge period or the Policy anniversary on or following the insured’s 65th birthday, we may limit the amount of decrease to no more than 20% of the then  specified amount .

	•	A decrease in specified amount will take effect on the Monthiversary on or after we receive your written request, in good order, at our mailing address .
•
If a decrease to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates to the amounts in the new band as of the effective date of the decrease in specified amount .

	•	A decrease in specified amount will cause a new minimum monthly guarantee premium to be calculated. The new minimum monthly guarantee premium is effective on the date of decrease.

Conditions for and impact of increasing the specified amount:	•	We will accept requests for increases in specified amount on any Monthiversary before the insured’s 86th birthday .
	•	Your request , in good order, must be applied for on a supplemental application and must include evidence of insurability satisfactory to us .
	•	A requested increase in specified amount requires our approval and will take effect on the Monthiversary on or after the day we approve your request .
	•	We may require your requested increase in specified amount to be at least $10,000 .
	•	You may not decrease and increase your specified amount in the same Policy year .
•
If an increase (including specified amount increases generated by the Inflation Fighter Rider Level Premium) to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates to the amounts in the new band as of the effective date of the increase in specified amount .

•
An increase in specified amount (except specified amount increases generated by the Inflation Fighter Rider Level Premium) will cause a new minimum monthly guarantee premium to be calculated.  The new minimum monthly guarantee premium is effective on the date of increase .

•
Each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium) will have its own surrender charge that applies for 10 years after the date of each increase.  This charge may significantly reduce your net surrender value .

	•	Requested i ncreases in specified amount will not be subject to future automatic increases under the Inflation Fighter Rider Level Premium.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum.  These are described under “Settlement Options” in your Policy and in this prospectus.

Surrenders and Cash Withdrawals

Surrenders

You must make a written request to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request, in good order, at our mailing address. We may require an original signature wth such request. Written requests to surrender a Policy that are received before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern time).  If we receive the written request after the NYSE closes or on a day that the NYSE is closed for trading , we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. All surrender requests must be submitted in good order to avoid a delay in processing your request.

The insured must be alive, and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request, in good order, at our mailing address. You will incur a surrender charge if you surrender the Policy during the first 10 Policy years (or during the 10-year period subsequent to an increase in specified amount, including specified amount increases generated by the Inflation Fighter Rider Level Premium).

Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. For more information regarding tax consequences, please refer to the section entitled "Federal Income Tax Considerations , " in this prospectus.

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions. All cash withdrawal requests must be submitted in good order to avoid a delay in processing your request.

Cash withdrawal conditions:	•
You must send your written cash withdrawal
request with an original signature , in good order, to our mailing address. If your withdrawal request is less than $500,000, you can then fax it to us at 1-727-299-1620.

	•	We may limit the number of withdrawals to one cash withdrawal per Policy year.
•
We may limit the amount you can withdraw to a minimum of $500 and the remaining net surrender value following a withdrawal may not be less than $500.  During the first 10 Policy years, the amount of the withdrawal may be limited to no less than $500 and to no more than 10% of the net surrender value.  After the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value, less $500.

	•	You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.
•
You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions. If thisis not possible, the withdrawal amount will be withdrawn pro-rata from all accounts.

	•	We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request in good order at our mailing address.
	•	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.
	•	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
	•	You will forfeit any future increases in specified amount generated by the Inflation Fighter Rider Level Premium if you t ake a cash withdrawal.
	•	A cash withdrawal may have tax consequences.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and, in most cases, will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect or when death benefit Option C is in effect and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal.

This decrease in specified amount may cause your Policy to be in a lower specified amount band, so that your cost of insurance rates would be higher.  You also may have to pay higher minimum monthly guarantee premiums.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your cash withdrawal or complete surrender payment, we will deduct that charge from the payment. We currently charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service.  You can obtain further information about these charges by contacting us at our mailing address or our administrative office.

Canceling a Policy

You may cancel a Policy for a refund during the "free-look period" by returning it, with a written request to cancel the Policy, to our mailing address, our administrative office, one of our branch offices, or to the registered representative who sold you the Policy. The "free-look period" expires 10 days after you receive the Policy.  If you decide to cancel the Policy during the "free-look period," we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy at our administrative office or mailing address. The amount of the refund will be the total of all premiums you paid under the Policy.

Signature Guarantee

Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services.  They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

As a protection against fraud, we may require that the following transaction requests include a Medallion signature guarantee:

•	A ll requests for disbursements (i.e., cash withdrawals and surrenders) of $500,000 or more .
•	A ny disbursement request made on or within 10 days of our receipt of a request to change the address of record for an owner's policy .
•
A ny disbursement request when Transamerica Financial has been directed to send proceeds to a different address from the address of record for that owner's policy.  Please note:  This requirement will not apply to disbursement requests made in connection with exchanges of one policy for another with the same owner in a "tax-free exchange" under Section 1035 of the Internal Revenue Code.

•	Any transaction where the owner’s signature on a request submitted does not match the signature in our files.

An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program.  This includes many:

•	N ational and state banks .
•	S avings banks and savings and loan associations .
•	S ecurities brokers and dealers .
•	C redit unions.

The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.  Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee.   Notarization will not substitute for a signature guarantee.

Loans

General

After the first Policy year (as long as the Policy is in force) you may borrow money from the Policy using the Policy’s net surrender value as the only security for the loan. We may permit a loan prior to the first Policy anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from and secured by a Policy may have tax consequences. See "Federal Income Tax Considerations."

Policy loans are subject to certain conditions:	•	W e may require you to borrow at least $500 .
	•	T he maximum amount you may borrow is 90% of the net surrender value, less loan interest that will accrue prior to the next anniversary.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). If this is not possible, the withdrawal amount will be withdrawn pro-rata from the subaccounts   and   the fixed account. We will transfer that amount to the loan reserve account. The loan reserve account is the portion of the fixed account to which amounts are transferred as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a loan request , in good order , at our mailing address or, in the limited circumstances described below, by telephone or fax at our administrative office.  We may postpone payment of loans under certain conditions.

You may request a loan by telephone by calling us at our administrative office at 1-800-322-7353, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time. If the loan amount you request exceeds $500,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing address. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine. (Note: all loan requests must be submitted in good order to avoid a delay in processing your request.)

If your loan request is for less than $500,000, then you may fax it to us at 1-727-299-1620. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our mailing address and will be credited as of the date received.

At each Policy anniversary, we will compare the outstanding loan amount, including accrued loan interest, to the amount in the loan reserve account. At each such time, if the outstanding loan amount, including accrued loan interest, exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan, including accrued loan interest, we will withdraw the difference from the loan reserve account and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Interest Rate Charged

We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary.  We will also credit the amount in the loan reserve with an effective annual interest rate of 2.0%.  After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed).  After the 10th Policy year, we charge preferred loan charged rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest.  The current preferred loan interest rate charged is 2.00% effective annually and is guaranteed not to exceed 2.25%. On and after the insured’s attained age 111 (for Policies applied for on or after November 18, 2008) or attained age 100 (for Policies applied for before November 18, 2008 and issued before January 1, 2009), all loans, new and existing, are considered preferred loans.

Loan Reserve Account Interest Rate Credited

We will credit the amount in the loan reserve account with interest at an effective annual rate of 2.0%.

Effect of Policy Loans

A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold a loan reserve equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan reserve account will reduce the value in the separate account and we will credit such amounts with an interest rate of 2.0% rather than a rate of return reflecting the investment results of the separate account.

We also charge interest on Policy loans at an effective annual rate of up to 2.75%.  Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse. This Policy provides a no lapse period guarantee as described below.  Once your no lapse period ends, or if the no lapse period guarantee is not in effect, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans, accrued loan interest, and cash withdrawals cause a decrease in the net surrender value, or if you have not paid sufficient premiums ( as discussed below ) to offset the cost of the monthly deductions.

If the net surrender value is not enough to pay the monthly deductions, then we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. We pay the death benefit proceeds if an insured dies during the grace period.  If we do not receive the specified minimum payment by the end of the grace period, then all coverage under the Policy will terminate without value.

Your Policy is a flexible premium policy that is subject to certain monthly deductions that are dependent upon among other factors, the characteristics of the insureds, riders associated with your Policy, and your Policy’s specified amount.  If you Policy does lapse and you choose to reinstate it, you will be required to make additional payments.  The payments needed to reinstate the Policy will depend on whether the no-lapse date has passed.  Please refer to the section below entitled “Reinstatement” for a description of the payments that may be required to reinstate your Policy.

No Lapse Period Guarantee

This Policy provides a no lapse guarantee during the no lapse period. As long as you keep the no lapse period guarantee in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deduction .   The no lapse period guarantee will not extend beyond the no lapse date stated in your Policy, except as explained below in “Extension of No Lapse Guarantee Period.”   Each month we determine whether the no lapse period guarantee is still in effect.  If the no lapse period guarantee is not in effect and the Policy is still in force, then it can be restored by paying sufficient minimum monthly guarantee premiums at any time prior to the no lapse date.

No lapse date	•	For a Policy issued to any insured ages 0-60, the no lapse date is determined by either the number of years to attained age 65 or the 20th Policy anniversary, whichever is earlier.
	•	For a Policy issued to an insured ages 61-85, the no lapse date is the fifth Policy anniversary.
	•	The no lapse date is specified in your Policy, or as explained below in “Extension of No Lapse Guarantee Period.”

Keeping the no lapse guarantee in effect:	•	The no lapse period guarantee will not be effective if you do not pay sufficient minimum monthly guarantee premiums.
•
You must pay total premiums (minus withdrawals,  outstanding loans and accrued loan interest) that equal at least the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Effect of changes on minimum monthly guarantee premium:	•
We will recalculate the amount of the minimum guarantee premium i f , during the no lapse period, you change death benefit options, increase or decrease the specified amount, or if supplemental benefits (riders) (except the Inflation Fighter Rider Level Premium) are added, terminated, reduced or increased during the no lapse period, we will recalculate the amount of the minimum monthly guarantee premium.

•
Depending upon the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guarantee premium, you may need to pay additional premiums to keep the Policy in force. We normally will not extend the length of the no lapse period.

You will lessen the risk of Policy lapse if you keep the no lapse period guarantee in effect. Before you take a cash withdrawal or a loan or decrease the specified amount, or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse period guarantee.

See “Minimum Monthly Guarantee Premium” for a discussion of how the minimum monthly guarantee premium is calculated and can change.

Extension of No Lapse Guarantee Period

The no lapse date for all Policies that were in force on May 1, 2009, with a no lapse date indicated on the policy schedule page in 2006, 2007, 2008, 2009, 2010 or 2011, has been automatically extended to the Policy anniversary in 2012. The minimum monthly guarantee premium will not be changed, but if a cash withdrawal or a loan has been taken, or if requested in the future, additional minimum premiums may need to be paid to maintain the No Lapse guarantee. If an affected Policy lapses and is reinstated before January 1, 2012, the extended No Lapse date will remain in effect.
Reinstatement

We may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

•	S ubmit a written application for reinstatement, in good order, to our mailing address .
•	P rovide evidence of insurability that is satisfactory to us .
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I f the no lapse period has expired, pay an amount sufficient to provide a net premium equal to any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement, plus an amount sufficient to increase the cash value above the surrender charges in effect at the time of reinstatement .

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I f the no lapse period has not expired, the required premium will be the lesser of the premium described directly above, or the total minimum monthly guarantee premium from Policy issue through the month of lapse, plus two months of minimum monthly guarantee premiums, minus premiums previously paid net of any withdrawals, outstanding loans, and accrued loan interest .

The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge that we would assess if you were to surrender the Policy. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness (i.e., outstanding loan plus any accrued interest at the time your Policy lapsed).

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that this Policy should generally satisfy the applicable Code requirements.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings.  We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702.  Section 7702 defines a life insurance policy for federal income tax purposes and places limits on the relationship of the cash value to the death benefit.  As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries.  In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after age 99.   L ack of specific IRS guidance , however, makes the tax treatment of the death benefit after age 99 uncertain.  Also, any increase in cash value should generally not be taxable until received by you or your designee.  However, if your Policy is a modified endowment contract as defined in Code Section 7702A you may be taxed to the extent of gain in the Policy when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").  Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of outstanding indebtedness considered an amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC.  Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC.  If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your registered representative will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC .

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

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All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax   free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax   free.

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Loans taken from or secured by (e.g., by assignment) or pledges of such a Policy and increases in cash value secured by such loan or pledge are treated as distributions and taxed accordingly.  If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be treated as distributions and considered taxable.

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A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 ½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

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If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, the IRS has the authority, but has not yet done so, to issue regulations providing that distributions from a Policy that are made within two years before it becomes a MEC will also be taxed in this manner.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.  Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax applicable to MECs .

Policy Loans.  Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy.  Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability.  The federal income tax withholding rate is generally 10% of the taxable amount of the distribution.  Withholding applies only if the taxable amount of all distributions is at least $200 during a taxable year.  With the exception of amounts that represent eligible rollover distributions from Pension Plans and Section 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions.  If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding.  Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States.  The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance. In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and life insurance owned by businesses and life insurance used in split dollar arrangements. The IRS has recently issued new guidance regarding concerns in the use of life insurance in employee welfare benefit plans, including, but not limited to, the deduction of employer contributions and the status of such plans as listed transactions. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.  Recent legislation under Section 101(j) of the Internal Revenue Code has imposed notice, consent and other provisions on policies owned by employers and certain of their affiliates, owners and employees to receive death benefits tax-free and inserted additional tax reporting requirements.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludable from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Continuation of Policy Beyond Age 100.  The tax consequences of continuing the Policy beyond the insured’s attained age 100 are unclear and may include taxation of the gain in the Policy or the taxation of the death benefit in whole or in part.  You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 100.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. Special Rules for Pension Plans and Section 403(b) Arrangements.  If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state income and estate tax consequences could differ from those stated in this prospectus.  The purchase may also affect the qualified status of the plan.  You should consult a qualified tax advisor in connection with such purchase.  Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans.  You should consult a qualified advisor regarding ERISA.

Please Note: In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which modified the estate, gift and generation-skipping transfer taxes through 2009 and eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010.   Recent legislation has generally extended the EGGTRA provisions existing in 2009 and reunified the estate and gift transfer taxes for 2011 and 2012. The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Other Policy Information

Settlement Options

If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under any settlement option, the dollar amount of each payment will depend on four things:

•	T he amount of the surrender on the surrender date or death benefit proceeds on the insured's date of death .
•	T he interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 2.0%) .
•	T he mortality tables we use .
•	the specific payment option(s) you choose.

Option 1--Equal Monthly Installments for a Fixed Period	•	We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.
	•	We will stop making payments once we have made all the payments for the period selected.

Option 2--Equal Monthly Installments for Life (Life Income)	At your or the beneficiary's direction, we will make equal monthly installments:
	•	O nly for the life of the payee, at the end of which payments will end; or
	•	F or the longer of the payee's life, or for 10 years if the payee dies before the end of the first 10 years of payments; or
	•	F or the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3--Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)	•	We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.
	•	Payments to the co-payee, if living, upon the payee's death will equal either:

	>	T he full amount paid to the payee before the payee's death; or
	>	T wo-thirds of the amount paid to the payee before the payee's death.
•	All payments will cease upon the death of the co-payee.

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death at our mailing address. However, we can postpone such payments if any of the following occur :

•	T he NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC .
•	T he SEC permits, by an order, the postponement for the protection of policyowners .
•	T he SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.
•	When mandated under applicable law.
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In addition, pursuant to SEC rules, either the Transamerica AEGON Money Market VP portfolio or the ProFund VP Money Market portfolio suspends payment of redemption proceeds in connection with a liquidation of such portfolio, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Transamerica AEGON  Money Market sub-account or the ProFund VP Money Market subaccount until the portfolio is liquidated.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators.  We may also be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our mailing address. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”).  The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

    Although the prohibition on loans of publicly-traded companies was generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements.  The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly traded companies.  Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination

Your Policy will terminate on the earliest of:

•	T he date the insured dies .
•	T he end of the grace period .
•	T he date the Policy is surrendered.

Assignment of the Policy

You may assign your Policy by giving us written notice.  We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that the assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to your Policy. Monthly charges for these riders are deducted from the cash value as part of the monthly deductions. The riders available with the Policies do not build cash value, and provide benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences and you should consult a tax advisor before doing so.

Primary Insured Rider Plus ("PIR Plus")

Under the PIR Plus, we provide term insurance coverage on the primary insured on a different basis from the coverage in your Policy.

Features of PIR Plus:	•	The rider increases the Policy's death benefit by the rider's face amount.
	•	The rider may be purchased from issue ages 0-70.
	•	The minimum purchase amount for the rider is $25,000. There is no maximum purchase amount.
	•	We do not assess any additional surrender charge for the rider.
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Generally the rider coverage costs less than the insurance coverage under the Policy, but it has no cash value and it does not provide a guarantee that current cost of insurance rates in the first three Policy years will remain fixed.

	•	You may cancel or reduce your rider coverage without decreasing your Policy's specified amount.
	•	You may generally decrease your Policy's specified amount without reducing your rider coverage.
	•	Subject to the following conditions, on any Monthiversary while this rider is in force, you may convert this rider to a new Policy on the primary insured’s life without evidence of insurability.

Conditions to convert the rider:	•	Your request must be in writing and sent to our mailing address.
	•	The primary insured has not reached his/her 71 st birthday;
	•	The new policy is any permanent insurance policy that we currently offer for conversions.
	•	We may allow an increase to the Policy’s specified amount if the base Policy and all of the riders in force allow such an increase.
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The amount of the insurance under the new policy or the amount of the increase will equal the specified amount in force under the rider as long as it meets the minimum specified amount requirements of a Base Policy.

	•	We will base your premium on the primary insured's underwriting class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

	•	The Policy anniversary on or following the primary insured’s 79 th birthday. or
	•	The date the Policy terminates for any reason except for the death of the primary insured; or
	•	The date you fully convert this rider; or
	•	The effective date of the Extended Term Insurance Benefit, if elected; or
	•	The Monthiversary when the rider terminates upon the owner’s written request.

It may cost you less to reduce your PIR Plus coverage than to decrease your Policy’s specified amount, because we do not deduct a surrender charge in connection with your PIR Plus.  It may cost you more to keep a higher specified amount under the Base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR Plus.  Any changes to the coverage of this rider may affect your minimum monthly guarantee premium. Please refer to the applicable fee tables for your Policy to determine the respective charges for this rider.

You should consult your registered representative to determine if you would benefit from PIR Plus. We may discontinue offering PIR Plus at any time. We may also modify the terms of these riders for new policies.

Other Insured Rider

This rider insures the spouse and/or dependent children of the primary insured.  Subject to the terms of the rider, we will pay the specified amount of the rider to the recipient named in the application.  Available for issue ages 0-70,our current minimum specified amount for this rider is $10,000. The maximum specified amount is the lesser of $1,000,000 or the amount of coverage on the primary insured.  Any changes to this rider may affect your minimum monthly guarantee premium.  The maximum number of Other Insured Riders that is allowed on any one Policy is five (5).  We will pay the rider's face amount when we receive proof, in good order, at our administrative office of the Other Insured's death. Please refer to the applicable fee tables for your Policy to determine the respective charges for this rider. Subject to the following conditions, on any Monthiversary while the rider is in force, you may convert it to a new policy on the Other Insured 's life (without evidence of insurability).

Conditions to convert the rider :	•	Your request must be in writing, in good order, and sent to our mailing address.
	•	The Other Insured has not reached his/her 71 st birthday.
	•	The new policy is any permanent insurance policy that we currently offer for conversion.
•
Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum specified amount requirements of the original Policy.

	•	We will base the premium for the new policy on the Other Insured 's underwriting class under the rider.

Termination of the rider:	•	The rider will terminate on the earliest of:
	•	The Policy anniversary on or following the Other Insured's 79th birthday; or
	•	The date the Policy terminates for any reason except for death of the primary insured; or
	•	31 days after the death of the primary insured; or
	•	The date of conversion of this rider; or
	•	The effective date of the Extended Term Insurance Benefit, if elected; or
	•	The Monthiversary when the rider terminates upon the owner’s written request.

Children's Insurance Rider

This rider provides insurance on the primary insured’s children who are between the ages of 15 days and 18 years old on the effective date of the rider or when later added to the rider die to birth or legal adoption.   The coverage for any insured child will terminate on the Monthiversary following that child’s 25 th birthday. Our minimum face amount for this rider is $5,000 and the maximum face amount is $20,000. We will pay a death benefit once we receive proof, in good order at our administrative office, that the insured child died while the rider was in force for that child. At each insured child’s age 25 this rider may be converted to a new policy for up to five times the face amount of the rider. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child for an amount equal to the face amount of the rider.

Accidental Death Benefit Rider

Available for primary insured issue ages 15 to 59, our current minimum specified amount for this rider is $10,000. The maximum specified amount available for this rider is the lesser of: (i) $150,000 or (ii) 150% of the Policy’s specified amount.

Subject to certain limitations, we will pay the specified amount if the death of the primary insured results solely from accidental bodily injury where:

•	T he death is caused by external, violent, and accidental means .
•	T he death occurs within 90 days of the accident .
•	T he death occurs while the rider is in force.

The rider will terminate on the earliest of:

•	T he Policy anniversary on or following the primary insured's 70th birthday; or
•	T he date the Policy terminates; or
•	T he effective date of the Extended Term Insurance Benefit, if elected; or
•	T he Monthiversary when the rider terminates at the owner's request.

Disability Waiver of Monthly Deductions Rider

Subject to certain conditions, we will waive the Policy's monthly deductions while the primary insured is disabled. You may purchase this rider if the primary insured's issue age is between 15 and 55 years of age at the time the rider is purchased. This rider is not available together with the Disability Waiver of Premium Rider. Before we waive any monthly deductions, we must receive proof, in good order, at our administrative office that:

•	T he primary insured is totally disabled .
•	T he primary insured's total disability began before the Policy anniversary on or following the primary insured's 60th birthday .
•	T he primary insured's total disability has existed continuously for at least six months.

We will not waive any deduction that becomes due more than one year before we receive written notice of your claim, after the primary insured's recovery from disability, or after termination of this rider.  While the primary insured is totally disabled and receiving benefits under this rider, no grace period will begin for the Policy provided that the cash value, minus loans and accrued loan interest remains positive.  It is possible that additional premium payments will be required to keep the Policy in force while the waiver of monthly deduction benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:

	•	T he Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or
•
T he date of recovery from disability (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

	•	T he date the Policy terminates; or
	•	T he effective date of the Extended Term Insurance Benefit, if elected; or
	•	T he Monthiversary when this rider terminate s upon the owner’s written request .

If we are paying benefits under the rider, due to the primary insured's total disability, on the Policy anniversary after the insured's 60th birthday, then the rider will not terminate and benefits will not end until the date the primary insured is no longer totally disabled.

Disability Waiver of Premium Rider

Subject to certain conditions, we will apply the waiver of premium benefit, as shown on the Policy schedule page, as if it is a premium payment into the Policy while the primary insured is totally disabled, as defined in the rider.  The waiver of premium benefit is generally equal to the annual planned premium for the Policy, but the maximum payment is the lesser of $12,000 or the maximum annual premium payable under the guideline premium test.  We will allocate the resulting net premium into the Policy’s cash value. You may purchase this rider if the primary insured’s issue age is between 15 and 55 years of age.

 This rider is not available together with the Disability Waiver of Monthly Deductions Rider.  In order to pay a benefit, we must receive proof, in good order, at our administrative office that:

•	T he primary insured is totally disabled .
•	T he primary insured became totally disabled before the Policy anniversary on or following the primary insured’s 60th birthday .
•	T he primary insured’s total disability has existed continuously for at least six months.

Upon meeting the requirements above, we will also make a retroactive payment equal to six months of benefits under the rider.  We will apply the benefit each month on the Monthiversary.  We may not pay any benefit that becomes due more than one year before we receive written notice of your claim, after the primary insured’s recovery from disability, or after termination of this rider.  It is possible that additional premium payments will be required to keep the Policy in force while the waiver of premium benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:

	•	T he Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or
•
T he later of the date of recovery from disability or the Policy anniversary on or following the insured’s 100th birthday (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

	•	T he date the Policy terminates; or
	•	T he effective date of the Extended Term Insurance Benefit, if elected; or
	•	T he Monthiversary when this rider terminate s upon the owner’s written request .

Terminal Illness Accelerated Death Benefit Rider

This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof at our administrative office that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

We will pay a "single-sum benefit" equal to:

•	T he death benefit on the date we pay the single-sum benefit; multiplied by
•	T he election percentage of the death benefit you elect to receive; divided by
•	1 + i ("i" equals the current yield on 90-day U.S. Treasury bills or 3%, whichever is greater) (“discount factor”); minus
•	A ny indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The election percentage is a percentage that you select. It may not be greater than 100%.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:
•	T he death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus
•	T he benefit available under any PIR Plus in force.
•	A single-sum benefit may not be greater than $500,000.

The rider terminates at the earliest of:

•	T he date the Policy terminates .
•	T he date a settlement option takes effect .
•	T he date we pay a single-sum benefit .
•	T he effective date of the Extended Term Insurance Benefit, if elected .
•	T he date you terminate the rider.

We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries that occur during the period specified in your Policy's suicide provision.

We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected income lost due to the early payment of the death benefit.

For example, suppose before the owner elects the single sum benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance.  Suppose that the current yield on 90-day U.S. Treasury bills is 6.00%.  Because 6% is greater than 3% the interest rate that will be used to discount the single sum benefit is 6%.  The owner elects to accelerate 50% of the death benefit, so the single sum benefit equals $183,679.25, which is [($400,000 x 0.50 / 1.06) – ($10,000 x 0.50)].  After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values will be reduced by 50%.

The tax consequences of requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.

Inflation Fighter Rider Level Premium

This rider provides scheduled annual increases to the Policy's specified amount, starting on the first Policy anniversary and continuing each Policy anniversary until the Policy's 20th anniversary, without an additional application or evidence of insurability.  The rider is available only at issue of the Policy for issue ages 0-65, and is only available if Death Benefit Option A is chosen on the application. If you select the Inflation Fighter Rider Level Premium, we will not recalculate your minimum monthly guarantee premium with each increase in specified amount generated by the rider.  You must elect this rider on the application.  The rider is not available to insureds in a substandard rating class.

Features of the rider:	•	The Policy's initial specified amount must be less than $1,000,000 .
	•	Any change to the Policy's death benefit option will cause the rider to terminate and annual specified amount increases to stop .
	•	Any withdrawal or requested decrease in specified amount of the Policy will cause the rider to terminate and annual scheduled specified amount increases to stop .
	•	If you decline any scheduled specified amount increase under the rider, the rider will terminate and further scheduled specified amount increases will stop .
•
Future scheduled specified amount increases under the rider apply only to the Policy's specified amount on the Policy date plus any previous scheduled specified amount increases under the rider.  Further increases under the rider do not apply to increases in specified amount requested by you after the Policy date .

•
The Policy's surrender charge period and surrender charges apply separately to each scheduled increase in specified amount.  Upon a surrender of the Policy, total surrender charges will be the sum of any surrender charges applicable to the Policy and to each annual increase amount effected under the rider .

	•	The no lapse period for the Policy will continue to be measured from the Policy date, and will not change each time a scheduled increase in specified amount is effected under the rider .
•
Each time a scheduled increase in specified amount is made under the rider, the tests we apply to qualify the Policy as life insurance under Code Section 7702, and for MEC purposes will be recalculated .

•
Scheduled annual increases in specified amount generated by the rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy.  Each new layer of cost of insurance charge resulting from the scheduled annual increase in specified amount will be set based on, among other factors, the insured’s issue age on the Policy date and duration from issue.  Each new layer of monthly per unit charge resulting from the annual increase in specified amount will be based on, among other factors,  the insured’s attained age at the time of the increase and duration from the time of increase. The cost of insurance rates are based on, among other factors, the Policy issue age and the Policy duration .

•
Banding of specified amounts for purposes of applying cost of insurance rates is determined by adding the Policy's specified amount and the sum of the specified amounts created by operation of the rider.  The resulting cost of insurance rates, according to the appropriate specified amount band, will then apply to both the Policy's specified amount and to each of the specified amount increases generated by the rider .

•
Any requested decreases in specified amount are applied on a "last-in-first-out" basis, such that the last increase in specified amount created by operation of the rider will be eliminated first, and so on.

Termination of the rider:	The rider will terminate on the earliest of the following :

	•	T he processing date of a requested decrease in the specified amount of the Policy .
	•	T he date an automatic increase, under the terms of the rider, is declined by the owner .
	•	T he day following the 20th anniversary of the Policy .
	•	A cash withdrawal from the Policy .
	•	A ny change in death benefit option .
	•	T he date the primary insured dies .
	•	T he date the Policy terminates for any reason other than the death of the primary insured .
	•	T he effective date of the Extended Term Insurance Benefit, if elected . ;
	•	T he date we receive your written request to terminate the Policy or the rider.

Under the rider the Policy's specified amount will increase on a compounded basis by 3.53%. As a courtesy, you will receive a notice of the date and amount of each scheduled increase from us on or prior to each Policy anniversary. You may, at that time, decline in writing to us an increase within 45 days of the date of the notice. If you decline a scheduled increase in specified amount, the rider will terminate and further scheduled increases under the rider will be cancelled.

Additional Information

Sending Forms and Transaction Requests in Good Order

We cannot process your instructions to process a transaction relating to the Policy until we have received your instructions in good order at our mailing address (or our administrative office, as appropriate) .  "Good order" means the actual receipt by us of the instructions relating to a transaction in writing   or, when appropriate, by telephone or facsimile, or electronically ,   along with all forms, information and supporting legal documentation (including any required spousal or joint owner's consents, if  applicable) we require in order to effect the transaction.  To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Sale of the Policies

Distribution and Principal Underwriting Agreement.  TCI , our affiliate, serves as principal underwriter for the Policies.  We entered into a principal underwriting and distribution agreement with TCI for the distribution and sale of the Policies effective May 1, 2007.  We pay commissions to TCI, which are passed on to selling firms (see below) and reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies (e.g., commissions payable to selling firms selling the Policies, as described below.)

Compensation to Broker-Dealers Selling the Policies.  The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws.  The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies.  We pay commissions through TCI to the selling firms for their sales of the Policies.

A limited number of affiliated and unaffiliated broker-dealers, including TFA, may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at selling firms.  We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules.  The amount and timing of commissions may vary depending on the selling agreement. The sales commission paid to broker-dealers during 20 1 0 was, on average, 57 % of all premiums made during the first Policy year, plus 3% of all premiums made during Policy years 2 – 10.  We will pay an additional trail commission of up to 0.30% of the Policy's subaccount value (excluding the fixed account) on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $5,000. Additional sales commissions may also be payable on premiums paid as a result of an increase in specified amount.  Some selling firms may be required to return first year commissions (less surrender charge) if the Policy is not continued through the first two Policy years.

To the extent permitted by FINRA rules, Transamerica Financial , TFA, and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives.  These arrangements, which may be referred to as revenue sharing, are described further below.

The sales representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its sales representative and the firm’s internal compensation program.  These programs may include other types of cash and non-cash compensation and other benefits.  Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy.  Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation for Affiliated Wholesaling and Selling Firms.  Our parent company provides paid-in capital to TCI and pays for TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Transamerica Financial ’s two main distribution channels are TFA and WGS, both affiliates, who sell Transamerica Financial products. Transamerica Financial covers the cost of TFA’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems, that are provided directly to TFA.  These facilities and services are necessary for TFA’s administration and operation, and Transamerica Financial is compensated by TFA for these expenses based on TFA’s usage.  In addition, Transamerica Financial and other affiliates pay for certain sales expenses of TFA, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy.

WGS receives a 4.25% allowance on first year variable life premiums paid for sales of Transamerica Financial 's variable life insurance products.  In addition, WGS indirectly receives a payment of 1.5% of first year variable life target premiums as a licensing and commissions allowance.

Sales representatives and their managers at TFA and WGS may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates.  Additional compensation or reimbursement arrangements may include payments in connection with TFA’s and/ or WGS’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans or loan guaranties, to assist a firm or representative in connection with systems, operating, marketing, and other business expenses.  The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, TFA’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation.  Sales of the Policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain cash or non-cash benefits, and may provide such persons with special incentive to sell our Policies.  For example, TFA’s and WGS’s sales representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (Transamerica Financial ’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares.  A portion of the contributions of commissions by TFA’s representatives may be matched by TFA.  TFA’s and WGS’s sales representatives may also be eligible to participate in a stock option and award plan.  Registered representatives who meet certain production goals will be issued options on the stock of AEGON N.V.

Additional Compensation that We Pay to Selected Selling Firms.  Certain selling firms may receive additional cash amounts for “preferred product” treatment of the Policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives.  In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates.  To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms.  These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the Policies or other criteria.  Overrides were offered as incentives to our affiliates, TFA and Life Investors Financial Group, in 2010.

WRL paid $2,907.57 as a production bonus to Harbour Investments, Inc. under a preferred product arrangement in 2010.

No specific charge is assessed directly to policyowners or the separate account to cover commissions and other incentives or payments described above.  We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another.  In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you.  You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.

Legal Proceedings

Transamerica Financial , like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TCI's ability to perform under its principal underwriting agreement, or on Transamerica Financial 's ability to meet its obligations under the Policy.

Financial Statements

The financial statements of Transamerica Financial and the separate account are included in the SAI.

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office
Our administrative office and mailing address is P.O. Box 9008 , Clearwater, Florida 33758- 9008 . Our administrative address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-322-7353; our facsimile numbers are 1-727-299-1648 (for subaccount transfers); and 1-727-299-1620 for all other requests.   Our administrative office serves as the recipient of all facsimile and telephonic transactions, including but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g. payments through direct deposit, debit transfers, and forms of e-commerce payments) and any claims forms .  Our hours are Monday- Friday from 8:30 a.m. – 7:00 p.m. Eastern Time. Our hours are Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time.  Please do not send any checks or non-claims related correspondence or notices to this address; send them to the mailing address (see below).

attained age	The issue age of the person insured , plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

base Policy	The TFLIC Freedom Elite Builder II SM variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit proceeds from the Policy. You name the primary beneficiary and contingent beneficiar y( ies ) .

cash value
At the end of any valuation period, the sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds
The amount we will pay to the beneficiary(ies) on the insured's death. The death benefit proceeds are reduced by any outstanding loan amount, including accrued interest, and any charges that are due and payable if the insured dies during the grace period.

fixed account
An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.  The fixed account is part of our general account.

free-look period	The period during which you may return the Policy and receive a refund as described in this prospectus. The free-look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

good order
An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents),  so that the Company does not need to exercise any discretion to follow such instruction.  All orders to process a withdrawal request , a loan request , a request to surrender your Policy , a fund transfer request , or a death benefit claim must be in good order.

home office	Our home office address is 440 Mamaroneck Avenue, Harrison, New York 10528. Please do not send any money, correspondence or notices to this office; send them to the mailing address.

in force	While coverage under the Policy or a supplemental rider, if any, is active and the insured's life remains insured.

indebtedness	Outstanding loans plus any accrued interest at the time your Policy lapsed.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule page of your Policy.

insured	The person whose life is insured by the Policy.

issue age
The insured's age on his or her birthday on or prior to the Policy date. When you increase the Policy’s specified amount of insurance coverage, the issue age for the new layer of specified amount coverage is the insured’s age on his or her birthday on or prior to the date that the increase in specified amount takes effect.  This age may be different from the attained age on other layers of specified amount coverage.

lapse
When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address	Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499. All premium payments and loan repayments made by check and all correspondence and notices must be sent to this address.

maximum fixed account value
The maximum amount that may be allocated to the fixed account at anytime without prior approval is the amount that would cause the fixed account to be  $250,000, exclusive of loan requirements. (This restriction does not apply to transfers to the fixed account necessary in the exercise of conversion rights.)

minimum monthly guarantee premium
The amount shown on your Policy schedule page that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place.  A Policy with the Inflation Fighter Rider Level Premium initially has higher minimum monthly guarantee premiums than a Base Policy, but the minimum monthly guarantee premium does not increase annually.  A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse period guarantee is no longer in effect.

Monthiversary
This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deductions
The monthly Policy charge, plus the monthly cost of insurance, plus the monthly per unit charge, plus the monthly charge for any riders added to your Policy, all of which are deducted from the Policy’s cash value on each Monthiversary.

mortality and expense risk charge	This charge is a daily deduction from each subaccount that is taken before determining the unit value of that subaccount.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value
The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any surrender charge and minus any  outstanding loan amount and accrued loan interest as of such date.

no lapse date
Except as described in the endorsement shown in the “Policy Lapse and Reinstatement” section, the no lapse date is defined as follows. For a Policy issued to any insured ages 0-60, the no lapse date is either the anniversary on which the insured's attained age is 65 or the 20th Policy anniversary, whichever is earlier. For a Policy issued to an insured ages 61-85, the no lapse date is the 5th Policy anniversary. The no lapse date is specified in your Policy, or as described in the endorsement.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy date
The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule page of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premium expense charge	The charge that is deducted from each premium payment before determining the net premium that will be credited to the cash value.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date
The date we reallocate all cash value held in the reallocation account to the fixed account and/or subaccounts you selected on your application. We place your net premium in the reallocation account in the event you exercise your free-look right.  The reallocation date is the later of the P olicy date or the record date, plus fifteen days.

record date	The date we record your Policy on our books and your Policy is issued . The record date is generally the Policy date, unless the Policy is backdated.

separate account
The TFLIC Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account under the laws of New York to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount
The initial specified amount of life insurance that you have selected shown on the Base Policy's schedule page that you receive when the Policy is issued. The in force specified amount  is the initial specified amount, adjusted for any increases or decreases in the Base Policy's specified amount (including any increase in specified amount generated by the Inflation Fighter Rider Level Premium). Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A or if you choose Option C death benefit and the insured is attained age 71 or greater) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge
If, during the first 10 Policy years (or during the 10-year period subsequent to an increase in specified amount), you fully surrender the Policy, we will deduct a surrender charge from your cash value.

termination	When the insured's life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date
Each day the New York Stock Exchange is open for normal trading.  Transamerica Financial is open for business whenever the New York Stock Exchange is open.   Please Note: Any day that Transamerica Financial is open for business, but the New York Stock Exchange is not open for normal trading, is not considered a valuation date.

valuation period
The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our , the Company (Transamerica Financial )	Transamerica Financial Life Insurance Company.

written notice
The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete and in good order, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our mailing address.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

APPENDICES A-1, B-1 & C-1 FOR POLICIES APPLIED FOR ON OR AFTER
NOVEMBER 18, 2008
(BASED ON THE 2001 C.S.O. MORTALITY TABLES)

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Appendix A-1
Surrender Charge Per Thousand of Specified Amount Layer
(Based on the gender and underwriting class of the insured)

Issue Age	Male Juvenile	Male Tobacco	Male Non-Tobacco	Female Juvenile	Female Tobacco	Female Non-Tobacco
0	12.08			11.58
1	12.17			11.66
2	12.28			11.77
3	12.41			11.88
4	12.56			11.99
5	12.72			12.11
6	12.88			12.24
7	13.05			12.39
8	13.23			12.52
9	13.42			12.68
10	13.62			12.84
11	13.84			13.01
12	14.05			13.19
13	14.29			13.37
14	14.53			13.57
15	14.77			13.78
16	15.03			13.98
17	15.29			14.21
18		15.56	13.98		14.44	13.12
19		15.82	14.16		14.69	13.30
20		16.10	14.37		14.94	13.47
21		16.39	14.57		15.20	13.67
22		16.70	14.79		15.49	13.87
23		17.01	15.03		15.78	14.08
24		17.34	15.27		16.09	14.31
25		17.69	15.54		16.42	14.54
26		18.05	15.82		16.76	14.78
27		18.38	16.05		17.06	14.99
28		18.78	16.35		17.43	15.25
29		19.21	16.68		17.83	15.55
30		19.59	16.95		18.19	15.79
31		20.08	17.32		18.64	16.11
32		20.60	17.71		19.11	16.45
33		21.15	18.13		19.61	16.80
34		21.67	18.52		20.06	17.11
35		22.29	18.99		20.60	17.51
36		22.89	19.42		21.12	17.86
37		23.58	19.93		21.72	18.30
38		24.27	20.44		22.29	18.70
39		25.05	21.03		22.98	19.19

Issue Age	Male Juvenile	Male Tobacco	Male Non-Tobacco	Female Juvenile	Female Tobacco	Female Non-Tobacco
40		26.12	21.79		23.88	19.80
41		26.88	22.47		24.66	20.35
42		27.50	23.12		25.43	20.88
43		28.21	23.87		26.30	21.51
44		28.91	24.61		26.93	22.11
45		30.00	25.46		27.92	22.81
46		30.84	26.35		28.67	23.55
47		31.72	27.30		29.46	24.33
48		32.64	28.16		30.29	25.15
49		33.63	28.94		31.16	26.03
50		34.82	29.85		32.20	26.95
51		35.96	30.74		33.18	27.91
52		37.18	31.69		34.20	28.66
53		38.47	32.69		35.28	29.44
54		39.84	33.77		36.41	30.28
55		41.76	35.31		38.04	31.52
56		43.27	36.52		39.29	32.46
57		44.85	37.79		40.61	33.45
58		46.53	39.15		42.00	34.48
59		48.34	40.62		43.43	35.58
60		50.31	42.19		44.94	36.74
61		52.33	43.88		46.54	37.97
62		54.45	45.68		48.23	39.27
63		56.67	47.59		50.01	40.65
64		57.00	49.61		51.91	42.13
65		57.00	51.74		53.94	43.70
66		57.00	53.99		56.09	45.38
67		57.00	56.40		57.00	47.18
68		57.00	57.00		57.00	49.10
69		57.00	57.00		57.00	51.16
70		57.00	57.00		57.00	53.45
71		57.00	57.00		57.00	55.82
72		57.00	57.00		57.00	57.00
73		57.00	57.00		57.00	57.00
74		57.00	57.00		57.00	57.00
75		57.00	57.00		57.00	57.00
76		57.00	57.00		57.00	57.00
77		57.00	57.00		57.00	57.00
78		57.00	57.00		57.00	57.00
79		57.00	57.00		57.00	57.00
80		57.00	57.00		57.00	57.00
81		57.00	57.00		57.00	57.00
82		56.73	57.00		57.00	57.00
83		56.55	57.00		57.00	57.00
84		56.35	56.74		57.00	57.00
85		56.14	56.54		57.00	57.00

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Appendix B-1
Inflation Fighter Rider Level Premium Surrender Charge and Monthly Per Unit Charge Tables

These charts show the surrender charge and annualized monthly per unit charge associated with the Inflation Fighter Rider Level Premium.  These are based on a male, issue age 30, Preferred Elite underwriting class with an initial specified amount of $300,000.

The chart below shows the Base Policy surrender charge and the surrender charge that applies to each scheduled annual increase.  The Base Policy and each of the scheduled annual increases has a surrender charge that applies for 10 Policy years from the issue date or the date of the scheduled increase.  The surrender charge declines rapidly over the first 10 Policy years, increases over the next 11 years, and grades down to zero over the next nine years.
Year	Age	Specified Amount	Total Surrender Charge (in Dollars)
1	30	300,000	5,085
2	31	310,590	5,014
3	32	321,554	4,843
4	33	332,905	4,569
5	34	344,657	4,187
6	35	356,823	3,694
7	36	369,419	3,085
8	37	382,459	2,459
9	38	395,960	1,814
10	39	409,937	1,404
11	40	424,408	1,488
12	41	439,390	1,566
13	42	454,900	1,666
14	43	470,958	1,773
15	44	487,583	1,889
16	45	504,795	2,014
17	46	522,614	2,153
18	47	541,062	2,299
19	48	560,161	2,455
20	49	579,935	2,615
21	50	600,407	2,788
22	51	600,407	2,346
23	52	600,407	1,931
24	53	600,407	1,501
25	54	600,407	1,094
26	55	600,407	750
27	56	600,407	441
28	57	600,407	210
29	58	600,407	61
30	59	600,407	0

The chart below shows the current Base Policy annualized monthly per unit charge and the annualized monthly per unit charge that applies to each scheduled annual increase.  The Base Policy and each of the scheduled increases has a monthly per unit charge that applies for 10 Policy years from the issue date or the date of the scheduled increase.  The monthly per unit charge increases over the first 10 Policy years, has a significant drop at the start of year 11, then increases until the end of year 21.  After year 21 the monthly per unit charge decreases each year until they become zero in years 31 and beyond.

Year	Age	Specified Amount	Total Per Unit Charge (in dollars)
1	30	300,000	360
2	31	310,590	373
3	32	321,554	386
4	33	332,905	399
5	34	344,657	415
6	35	356,823	431
7	36	369,419	449
8	37	382,459	468
9	38	395,960	489
10	39	409,937	511
11	40	424,408	175
12	41	439,390	188
13	42	454,900	202
14	43	470,958	218
15	44	487,583	234
16	45	504,795	251
17	46	522,614	267
18	47	541,062	284
19	48	560,161	299
20	49	579,935	316
21	50	600,407	331
22	51	600,407	305
23	52	600,407	277
24	53	600,407	249
25	54	600,407	217
26	55	600,407	184
27	56	600,407	149
28	57	600,407	114
29	58	600,407	77
30	59	600,407	39
31	60	600,407	0

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Appendix C-1
Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time.  In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%.  The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans.  The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

The first illustration that follows is based on a Policy for an insured who is a 30 year old male in the Preferred Elite underwriting class (the “representative insured”), annual premium paid on the first day of each Policy year of $2,295, a $300,000 initial specified amount and death benefit Option A.  Th at illustration  also assumes cost of insurance charges based on our current cost of insurance rates.

The second illustration that follows is based on the same factors as those reflected in the first illustration except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the 2001 Commissioners Standard Ordinary Mortality Table).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy.  The current illustration uses the current charges for a Policy.  The guaranteed illustration uses the guaranteed charges for a Policy. These charges are:

(1)
T he daily charge for assuming mortality and expense risks assessed against each subaccount.  This charge is equivalent to an annual charge of 0.75% of the average net assets of the subaccounts during the first 10 Policy years.  We may reduce this charge to 0.60% for Policy years 11 – 15, 0.30% for Policy years 16 – 20 and 0.00% for Policy years 21+, but we do not guarantee that we will do so.  We guarantee that this charge will be no more than 0.90% annually for all Policy years;

(2)
E stimated daily expenses equivalent to an effective arithmetic average annual expense level of 1.23 % of the portfolios’ gross average daily net assets.  The 1.23 % gross average portfolio expense level assumes an equal allocation of amounts among the 73 subaccounts available to new investors.  We used annualized actual audited expenses incurred during 20 1 0 for the portfolios to calculate the gross average annual expense level;

(3)
T he premium expense charge (6% of all premium payments in the first 10 Policy years for Policies with a specified amount of less than $250,000 and 3.0% of all premium payments in the first 10 Policy years on Policies with specified amount of $250,000 - $499,999, and 2.5% of all premiums paid thereafter and cash value charges for the cost of insurance, the monthly Policy charge and the monthly per unit charge; and

(4)
T he surrender charge per $1,000 of the initial specified amount or each increase in specified amount (whether requested or generated by the Inflation Fighter Rider Level Premium) applied to full surrenders during the first 10 Policy years or during the first 10 Policy years from the date of any increase in specified amount.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return.  Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges.  If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%.  Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return. The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features.  Contact your registered representative or our administrative office.  (See prospectus back cover , “Inquiries” .)

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008
TFLIC FREEDOM ELITE BUILDER II
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 30
Specified Amount   $300,000                                                                                                  Preferred Elite Class
Annual Premium                                  $2,295   Option Type A
Using Current Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	300,000	300,000	300,000	1,454	1,564	1,637
2	300,000	300,000	300,000	2,883	3,194	3,410
3	300,000	300,000	300,000	4,282	4,889	5,323
4	300,000	300,000	300,000	5,647	6,646	7,385
5	300,000	300,000	300,000	6,982	8,470	9,608
6	300,000	300,000	300,000	8,279	10,357	11,999
7	300,000	300,000	300,000	9,552	12,322	14,585
8	300,000	300,000	300,000	10,813	14,380	17,393
9	300,000	300,000	300,000	12,063	16,535	20,442
10	300,000	300,000	300,000	13,302	18,792	23,751
15	300,000	300,000	300,000	21,139	33,920	47,472
20	300,000	300,000	300,000	28,100	52,625	83,209
25	300,000	300,000	300,000	34,027	76,038	138,108
30 (Age 60)	300,000	300,000	300,000	38,056	104,427	221,586
35 (Age 65)	300,000	300,000	425,459	39,241	138,756	348,737
40 (Age 70)	300,000	300,000	627,027	36,114	180,629	540,540
45 (Age 75)	300,000	300,000	888,741	26,163	233,066	830,599
50 (Age 80)	300,000	317,333	1,334,912	4,690	302,222	1,271,344
55 (Age 85)	*	409,940	2,029,426	*	390,419	1,932,786
60 (Age 90)	*	523,529	3,064,121	*	498,599	2,918,210
65 (Age 95)	*	641,139	4,452,808	*	634,791	4,408,721
70 (Age 100)	*	813,555	6,725,848	*	813,555	6,725,848

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	-	-	-	20	28,100	52,625	83,209
2	-	-	-	25	34,027	76,038	138,108
3	-	414	848	30 (Age 60)	38,056	104,427	221,586
4	1,630	2,629	3,367	35 (Age 65)	39,241	138,756	348,737
5	3,524	5,013	6,150	40 (Age 70)	36,114	180,629	540,540
6	5,483	7,560	9,202	45 (Age 75)	26,163	233,066	830,599
7	7,518	10,288	12,551	50 (Age 80)	4,690	302,222	1,271,344
8	9,542	13,109	16,122	55 (Age 85)	*	390,419	1,932,786
9	11,555	16,027	19,934	60 (Age 90)	*	498,599	2,918,210
10	13,302	18,792	23,751	65 (Age 95)	*	634,791	4,408,721
15	21,139	33,920	47,472	70 (Age 100)	*	813,555	6,725,848
* In the absence of an additional payment, the Policy would lapse.

 FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008
TFLIC FREEDOM ELITE BUILDER II
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 30
Specified Amount   $300,000                                                                                                 Preferred Elite Class
Annual Premium                                 $2,295                                                                             Option Type A
Using Guaranteed Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	300,000	300,000	300,000	1,451	1,561	1,634
2	300,000	300,000	300,000	2,851	3,162	3,376
3	300,000	300,000	300,000	4,220	4,823	5,255
4	300,000	300,000	300,000	5,506	6,493	7,224
5	300,000	300,000	300,000	6,760	8,224	9,345
6	300,000	300,000	300,000	7,974	10,009	11,620
7	300,000	300,000	300,000	9,149	11,850	14,061
8	300,000	300,000	300,000	10,280	13,745	16,678
9	300,000	300,000	300,000	11,363	15,688	19,477
10	300,000	300,000	300,000	12,402	17,687	22,478
15	300,000	300,000	300,000	18,474	30,383	43,129
20	300,000	300,000	300,000	22,656	44,427	72,085
25	300,000	300,000	300,000	24,620	59,767	113,258
30 (Age 60)	300,000	300,000	300,000	22,587	74,988	171,872
35 (Age 65)	300,000	300,000	314,790	14,180	88,288	258,025
40 (Age 70)	*	300,000	444,798	*	96,513	383,446
45 (Age 75)	*	300,000	603,373	*	93,673	563,900
50 (Age 80)	*	300,000	867,290	*	62,666	825,991
55 (Age 85)	*	*	1,252,443	*	*	1,192,803
60 (Age 90)	*	*	1,776,634	*	*	1,692,032
65 (Age 95)	*	*	2,430,720	*	*	2,406,654
70 (Age 100)	*	*	3,528,178	*	*	3,528,178

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	-	-	-	20	22,656	44,427	72,085
2	-	-	-	25	24,620	59,767	113,258
3	-	349	780	30 (Age 60)	22,587	74,988	171,872
4	1,489	2,476	3,207	35 (Age 65)	14,180	88,288	258,025
5	3,302	4,766	5,887	40 (Age 70)	*	96,513	383,446
6	5,177	7,212	8,823	45 (Age 75)	*	93,673	563,900
7	7,115	9,816	12,027	50 (Age 80)	*	62,666	825,991
8	9,009	12,473	15,406	55 (Age 85)	*	*	1,192,803
9	10,855	15,180	18,969	60 (Age 90)	*	*	1,692,032
10	12,402	17,687	22,478	65 (Age 95)	*	*	2,406,654
15	18,474	30,383	43,129	70 (Age 100)	*	*	3,528,178
*In the absence of an additional payment, the Policy would lapse.

APPENDICES A-2, B-2 & C-2 FOR POLICIES APPLIED FOR BEFORE
NOVEMBER 18, 2008 and ISSUED BEFORE JANUARY 1, 2009
(BASED ON THE 1980 C.S.O. MORTALITY TABLES)

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008 and ISSUED BEFORE JANUARY 1, 2009

Appendix A-2
Surrender Charge Per Thousand of Specified Amount Layer
(Based on the gender and underwriting class of the insured)

Issue Age	Male Tobacco	Male Non-Tobacco	Male/Female Juvenile	Female Tobacco	Female Non-Tobacco
0	N/A	N/A	16.46	N/A	N/A
1	N/A	N/A	11.42	N/A	N/A
2	N/A	N/A	11.42	N/A	N/A
3	N/A	N/A	11.09	N/A	N/A
4	N/A	N/A	10.75	N/A	N/A
5	N/A	N/A	10.75	N/A	N/A
6	N/A	N/A	10.75	N/A	N/A
7	N/A	N/A	10.75	N/A	N/A
8	N/A	N/A	10.75	N/A	N/A
9	N/A	N/A	10.75	N/A	N/A
10	N/A	N/A	10.75	N/A	N/A
11	N/A	N/A	10.75	N/A	N/A
12	N/A	N/A	10.75	N/A	N/A
13	N/A	N/A	11.09	N/A	N/A
14	N/A	N/A	11.42	N/A	N/A
15	N/A	N/A	11.76	N/A	N/A
16	N/A	N/A	11.93	N/A	N/A
17	N/A	N/A	12.43	N/A	N/A
18	12.88	12.21		12.88	12.21
19	13.05	12.38		13.05	12.38
20	13.22	12.54		13.22	12.54
21	13.83	12.82		13.50	12.82
22	14.06	13.05		13.72	13.05
23	14.34	13.33		14.00	13.33
24	14.56	13.55		14.56	13.55
25	15.18	13.83		14.84	13.83
26	15.71	14.70		15.37	14.37
27	16.23	15.24		15.90	14.90
28	16.70	15.70		16.70	15.37
29	17.54	16.55		17.21	16.22
30	18.04	17.06		17.71	16.73
31	18.97	17.67		18.32	17.34
32	19.51	18.54		19.19	18.22
33	20.42	19.14		19.78	18.81
34	21.27	19.67		20.63	19.35
35	21.84	20.56		21.20	20.25
36	22.45	20.90		21.83	20.59
37	23.09	21.59		22.49	20.98
38	23.86	22.11		22.69	21.52
39	24.60	22.61		23.18	21.76

Issue	Male	Male	Female	Female
Age	Tobacco	Non-Tobacco	Tobacco	Non-Tobacco

40	24.60	22.61	23.18	21.76
41	25.92	23.80	24.33	22.75
42	27.76	25.39	26.18	24.33
43	29.79	26.88	27.86	25.47
44	32.08	28.61	28.50	26.25
45	34.14	29.64	29.47	27.05
46	35.80	30.43	30.18	27.77
47	36.91	31.27	30.93	28.43
48	38.08	32.16	31.71	29.12
49	39.32	33.10	32.54	29.85
50	40.85	34.22	33.60	30.76
51	42.27	35.30	34.53	31.59
52	43.77	36.44	35.53	32.47
53	45.37	37.66	36.57	33.40
54	47.06	38.96	37.67	34.38
55	48.98	40.58	38.96	35.62
56	50.85	42.06	40.18	36.73
57	52.82	43.62	41.47	37.91
58	54.91	45.30	42.85	39.18
59	57.14	47.09	44.33	40.53
60	60.00	49.30	46.28	42.23
61	60.00	51.37	48.02	43.82
62	60.00	53.59	49.92	45.54
63	60.00	55.98	51.95	47.39
64	60.00	58.52	54.10	49.36
65	60.00	60.00	56.37	51.45
66	60.00	60.00	58.76	53.67
67	60.00	60.00	60.00	56.04
68	60.00	60.00	60.00	58.58
69 and over	60.00	60.00	60.00	60.00

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008 and ISSUED BEFORE JANUARY 1, 2009

Appendix B-2
Inflation Fighter Rider Level Premium Surrender Charge and Monthly Per Unit Charge Tables

These charts show the surrender charge and annualized monthly per unit charge associated with the Inflation Fighter Rider Level Premium.  These are based on a male, issue age 30 , Preferred Elite underwriting class with an initial specified amount of $ 30 0,000.

The chart below shows the Base Policy surrender charge and the surrender charge that applies to each scheduled annual increase.  The Base Policy and each of the scheduled annual increases has a surrender charge that applies for 10 Policy years from the issue date or the date of the scheduled increase.  The surrender charge declines rapidly over the first 10 Policy years, increases over the next 11 years, and grades down to zero over the next nine years.
Year	Age	Specified Amount	Total Surrender Charge (in Dollars)
1	30	300,000	5,118
2	31	310,590	5,049
3	32	321,554	4,834
4	33	332,905	4,565
5	34	344,656	4,241
6	35	356,823	3,759
7	36	369,418	3,160
8	37	382,459	2,543
9	38	395,960	1,907
10	39	409,937	1,504
11	40	424,408	1,577
12	41	439,389	1,664
13	42	454,900	1,776
14	43	470,958	1,914
15	44	487,583	2,071
16	45	504,794	2,240
17	46	522,614	2,415
18	47	541,062	2,597
19	48	560,161	2,786
20	49	579,935	2,977
21	50	600,407	3,185
22	51	600,407	2,686
23	52	600,407	2,201
24	53	600,407	1,720
25	54	600,407	1,252
26	55	600,407	858
27	56	600,407	505
28	57	600,407	241
29	58	600,407	70
30	59	600,407	0

The chart below shows the current Base Policy annualized monthly per unit charge and the annualized monthly per unit charge that applies to each scheduled annual increase.  The Base Policy and each of the scheduled increases has a monthly per unit charge that applies for 10 Policy years from the issue date or the date of the scheduled increase.  The monthly per unit charge increases over the first 10 Policy years, has a significant drop at the start of year 11, then increases until the end of year 21.  After year 21 the monthly per unit charge decreases each year until they become zero in years 31 and beyond.

Year	Age	Specified Amount	Total Per Unit Charge (in dollars)
1	30	300,000	288
2	31	310,590	298
3	32	321,554	309
4	33	332,905	320
5	34	344,656	331
6	35	356,823	343
7	36	369,418	355
8	37	382,459	367
9	38	395,960	380
10	39	409,937	394
11	40	424,408	119
12	41	439,389	124
13	42	454,900	128
14	43	470,958	133
15	44	487,583	137
16	45	504,794	142
17	46	522,614	147
18	47	541,062	152
19	48	560,161	158
20	49	579,935	163
21	50	600,407	169
22	51	600,407	155
23	52	600,407	140
24	53	600,407	124
25	54	600,407	108
26	55	600,407	92
27	56	600,407	75
28	57	600,407	57
29	58	600,407	39
30	59	600,407	20
31	60	600,407	0

Appendix C-2
Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time.  In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%.  The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans.  The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

The first of the illustrations that follows is based on a Policy for an insured who is a 30 year old male in the Preferred Elite underwriting class (the “representative insured”), annual premium paid on the first day of each Policy year of $2,295, a $300,000 initial specified amount and death benefit Option A.  Th at illustration  also assumes cost of insurance charges based on our current cost of insurance rates.

The second illustration that follows is based on the same factors as those reflected in the first illustration , except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the 1980 Commissioners Standard Ordinary Mortality Table).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy.  The current illustration uses the current charges for a Policy.  The guaranteed illustration uses the guaranteed charges for a Policy. These charges are:

(1)
the daily charge for assuming mortality and expense risks assessed against each subaccount.  This charge is equivalent to an annual charge of 0.75% of the average net assets of the subaccounts during the first 10 Policy years.  We may reduce this charge to 0.60% for Policy years 11 – 15, 0.30% for Policy years 16 – 20 and 0.00% for Policy years 21+, but we do not guarantee that we will do so.  We guarantee that this charge will be no more than 0.90% annually for all Policy years;

(2)
estimated daily expenses equivalent to an effective arithmetic average annual expense level of 1.23 % of the portfolios’ gross average daily net assets.  The 1.23 % gross average portfolio expense level assumes an equal allocation of amounts among the 73 subaccounts available to new investors.  We used annualized actual audited expenses incurred during 20 1 0 for the portfolios to calculate the gross average annual expense level;

(3)
the premium expense charge (6% of all premium payments in the first 10 Policy years for Policies with a specified amount of less than $250,000 and 3.0% of all premium payments in the first 10 Policy years on Policies with specified amount of $250,000 - $499,999, and 2.5% of all premiums paid thereafter and cash value charges for the cost of insurance, the monthly Policy charge and the monthly per unit charge; and

(4)
the surrender charge per $1,000 of the initial specified amount or each increase in specified amount (whether requested or generated by the Inflation Fighter Rider Level Premium) applied to full surrenders during the first 10 Policy years or during the first 10 Policy years from the date of any increase in specified amount.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return.  Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges.  If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%.  Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return. The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features.  Contact your registered representative or our administrative office.  (See prospectus back cover , “Inquiries” .)

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008 and ISSUED BEFORE JANUARY 1, 2009
TFLIC FREEDOM ELITE BUILDER II
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 30
Specified Amount   $300,000                                                                                                  Preferred Elite Class
Annual Premium                                  $2,295                                                                             Option Type A
Using Current Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	300,000	300,000	300,000	1,511	1,623	1,698
2	300,000	300,000	300,000	2,988	3,307	3,527
3	300,000	300,000	300,000	4,429	5,052	5,497
4	300,000	300,000	300,000	5,832	6,856	7,614
5	300,000	300,000	300,000	7,220	8,749	9,917
6	300,000	300,000	300,000	8,595	10,732	12,420
7	300,000	300,000	300,000	9,957	12,810	15,140
8	300,000	300,000	300,000	11,306	14,987	18,093
9	300,000	300,000	300,000	12,641	17,265	21,299
10	300,000	300,000	300,000	13,964	19,650	24,778
15	300,000	300,000	300,000	22,078	35,365	49,430
20	300,000	300,000	300,000	29,298	54,814	86,587
25	300,000	300,000	300,000	35,475	79,197	143,720
30 (Age 60)	300,000	300,000	309,115	39,728	108,832	230,683
35 (Age 65)	300,000	300,000	442,757	41,106	144,800	362,916
40 (Age 70)	300,000	300,000	652,317	38,133	188,913	562,342
45 (Age 75)	300,000	300,000	924,372	28,277	244,592	863,899
50 (Age 80)	300,000	334,055	1,388,209	6,797	318,148	1,322,104
55 (Age 85)	*	431,240	2,110,074	*	410,705	2,009,594
60 (Age 90)	*	550,385	3,185,157	*	524,176	3,033,482
65 (Age 95)	*	673,697	4,627,843	*	667,026	4,582,022
70 (Age 100)	*	854,654	6,990,142	*	854,654	6,990,142

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	-	-	-	20	29,298	54,814	86,587
2	-	-	-	25	35,475	79,197	143,720
3	-	599	1,044	30 (Age 60)	39,728	108,832	230,683
4	1,839	2,864	3,622	35 (Age 65)	41,106	144,800	362,916
5	3,740	5,268	6,436	40 (Age 70)	38,133	188,913	562,342
6	5,780	7,917	9,605	45 (Age 75)	28,277	244,592	863,899
7	7,910	10,763	13,093	50 (Age 80)	6,797	318,148	1,322,104
8	10,026	13,707	16,814	55 (Age 85)	*	410,705	2,009,594
9	12,129	16,754	20,788	60 (Age 90)	*	524,176	3,033,482
10	13,964	19,650	24,778	65 (Age 95)	*	667,026	4,582,022
15	22,078	35,365	49,430	70 (Age 100)	*	854,654	6,990,142
* In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008 and ISSUED BEFORE JANUARY 1, 2009
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 30
Specified Amount   $300,000                                                                                                 Preferred Elite Class
Annual Premium                                 $2,295                                                                             Option Type A
Using Guaranteed Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	300,000	300,000	300,000	1,461	1,571	1,645
2	300,000	300,000	300,000	2,886	3,199	3,414
3	300,000	300,000	300,000	4,275	4,882	5,317
4	300,000	300,000	300,000	5,476	6,470	7,205
5	300,000	300,000	300,000	6,634	8,100	9,223
6	300,000	300,000	300,000	7,746	9,773	11,380
7	300,000	300,000	300,000	8,810	11,487	13,684
8	300,000	300,000	300,000	9,819	13,236	16,137
9	300,000	300,000	300,000	10,771	15,017	18,751
10	300,000	300,000	300,000	11,665	16,832	21,536
15	300,000	300,000	300,000	16,546	27,916	40,216
20	300,000	300,000	300,000	19,257	39,620	65,951
25	300,000	300,000	300,000	18,844	51,047	101,492
30 (Age 60)	300,000	300,000	300,000	13,241	60,131	150,968
35 (Age 65)	*	300,000	300,000	*	63,168	222,433
40 (Age 70)	*	300,000	381,979	*	52,208	329,292
45 (Age 75)	*	300,000	516,322	*	8,892	482,544
50 (Age 80)	*	*	739,928	*	*	704,693
55 (Age 85)	*	*	1,062,635	*	*	1,012,034
60 (Age 90)	*	*	1,495,896	*	*	1,424,663
65 (Age 95)	*	*	2,036,997	*	*	2,016,829
70 (Age 100)	*	*	2,958,837	*	*	2,958,837

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	-	-	-	20	19,257	39,620	65,951
2	-	-	-	25	18,844	51,047	101,492
3	-	430	864	30 (Age 60)	13,241	60,131	150,968
4	1,484	2,478	3,213	35 (Age 65)	*	63,168	222,433
5	3,154	4,620	5,743	40 (Age 70)	*	52,208	329,292
6	4,931	6,958	8,565	45 (Age 75)	*	8,892	482,544
7	6,763	9,440	11,636	50 (Age 80)	*	*	704,693
8	8,539	11,956	14,858	55 (Age 85)	*	*	1,012,034
9	10,259	14,506	18,240	60 (Age 90)	*	*	1,424,663
10	11,665	16,832	21,536	65 (Age 95)	*	*	2,016,829
15	16,546	27,916	40,216	70 (Age 100)	*	*	2,958,837
*In the absence of an additional payment, the Policy would lapse.

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, net surrender value and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus.  The SAI has been filed with the SEC and is incorporated herein by reference.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your registered representative , or our administrative office at:

Transamerica Financial
570 Carillon Parkway
St. Petersburg, Florida 33716
1-800-322-7353
Facsimile: 1-727-299-1648 (for subaccount transfers)
    1-727-299-1620 (for all other transactions)
(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time)
www.tflic.com/ny

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090.  You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org or by calling 1-800-289-9999.  You also can obtain an investor brochure from the Financial Industry Regulatory Authority ("FINRA") describing its Public Disclosure Program.

SEC File No. 333-113442/811-4420

05/201 1

PART B

INFORMATION REQUIRED IN A
STATEMENT OF ADDITIONAL INFORMATION

May 1, 201 1

STATEMENT OF ADDITIONAL INFORMATION

TFLIC FREEDOM ELITE BUILDER IISM
issued through
TFLIC Series Life Account
by
Transamerica Financial Life Insurance Company
440 Mamaroneck Avenue
Harrison, New York 10528
Please direct transactions, claim forms, payments and other correspondence and notices as follows:
Transaction Type	Direct or Send to
Telephonic Transaction	1-727- 299-1800 or 1-800-851-9777 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)
Electronic Transaction	www.westernreserve.com
Claim Forms	Administrative Office : P.O. Box 9008, Clearwater, FL 33758-9008 (street address—570 Carillon Parkway, St. Petersburg, FL 33716)
All payments made by check, all other correspondence and notices (except claim forms)	Mailing Address : 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the TFLIC Freedom Elite Builder IISM flexible premium variable life insurance policy offered by Transamerica Financial Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 201 1 , by calling our administrative office at 1-800-322-7353 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time), or by writing to the mailing address at, Transamerica, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.  The prospectus sets forth information that a prospective investor should know before investing in a Policy.  Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the Transamerica Series Trust -- Initial Class, Fidelity Variable Insurance Products  – Service Class 2 Shares, the ProFunds, the Access One Trust, the AllianceBernstein Variable Products Series Fund, and the Franklin Templeton Variable Insurance Products Trust.

AG13001-05/201 1

Table of Contents
The Policy – General Provisions
Ownership Rights
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Gender
Modifying the Policy
Mixed and Shared Funding
Addition, Deletion, or Substitution of Portfolios
Additional Information
Additional Information about Transamerica and the Separate Account
Legal Matters
Personalized Illustrations of Policy Benefits
Sale of the Policies
Reports to Owners
Records
Independent Registered Public Accounting Firm
Experts
Underwriters
Underwriting Standards
Performance Data
Other Performance Data in Advertising Sales Literature
Transamerica’s Published Ratings
Financial Statements
TFLIC Series Life Account:
Transamerica Financial Life Insurance Company
1 1 2 2 2 2 2 3 4 4 4 4 4 5 5 5 6 6 6 6 6 7 7 S-1 G-1

In order to supplement the description in the prospectus, the following provides additional information about Transamerica and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

Changing the Owner	•	Change the owner by providing written notice, in good order, to us at our mailing address at any time while the insured is alive and the Policy is in force.
	•	Change is effective as of the date that the written notice is accepted by us in good order, at our mailing address.
	•	Changing the owner does not automatically change the beneficiary.
	•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.
	•	We are not liable for payments we made before we received the written notice at our mailing address.

Choosing the Beneficiary	•	The owner designates the beneficiary (the person to receive the death benefit when the insured dies) in the application.
	•	If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
	•	If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.
	•	If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner's estate upon the insured's death.

Changing the Beneficiary	•	The owner changes the beneficiary by providing written notice to us, in good order, at our mailing address.
	•	Change is effective as of the date the owner signs the written notice.
	•	We are not liable for any payments we made before we received the written notice at our mailing address.

Assigning the Policy	•	The owner may assign Policy rights while the insured is alive.
	•	The owner retains any ownership rights that are not assigned.
	•	Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
	•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
	•	We are not:
> bound by any assignment unless we receive a written notice of the assignment at our mailing address;
> responsible for the validity of any assignment;
> liable for any payment we made before we received written notice of the assignment at our mailing address; or
> bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

1

	•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.
Selecting the tax test	•
The owner may elect either the guideline premium test or the cash value accumulation test.  Your election may affect the amount of the death benefit payable under your Policy, the amount of premiums you may pay, and the amount of your monthly deduction.

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy for two years from the Policy date. For any portion of the specified amount that is issued as a result of a conversion, the contestability period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.

A new two year contestability period shall apply to each increase in specified amount that requires evidence of insurability (excluding automatic increases generated by the Inflation Fighter Rider Level Premium), beginning on the effective date of each increase and will apply only to statements made in the application for the increase.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy or requested increase that requires evidence of insurability, has been in force during the insured's lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding loan amount, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum.  For any portion of the specified amount that is issued as a result of a conversion, the suicide period is measured from the later of the Policy date of the Policy that was converted or the latest effective date of reinstatement of the converted policy.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in specified amount that requires evidence of insurability, our liability with respect to such increase will be its cost of insurance charges and any monthly per unit charges.

Misstatement of Age or Gender

If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge and per unit charge for the most recent monthly deduction would have purchased based on the insured's correct age and gender.

Modifying the Policy

Only our President or Secretary may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

2

Mixed and Shared Funding

Shares of the portfolios are sold to other separate accounts that we (or our affiliates) establish to support other variable annuity contracts and variable life insurance policies we (or our affiliates) issue.  Shares of some portfolios are also sold to separate accounts of unaffiliated life insurance companies.  It is possible in the future that you may be disadvantaged when the separate account invests in a portfolio that also (1) invests in separate accounts of unaffiliated life insurance companies, and (2) invests in separate accounts (including those of our affiliates) funding variable annuity contracts.

Neither we nor the funds currently foresee that you would be disadvantaged in this manner.  Each fund’s board of directors/trustees monitors its fund to identify any material conflicts that may arise between the interests of owners of variable annuity contracts and those of owners of variable life insurance policies, as well as between the interests of owners of contracts issued by different unaffiliated life insurance companies (“material conflicts”).  Such boards of directors/trustees are obligated to determine what action, if any, must be taken to resolve any material conflicts that arise.  Such action could include requiring the separate account, or separate accounts of affiliated or unaffiliated insurance companies, to withdraw their investments in a portfolio and such withdrawals could have adverse consequences to owners.  In addition, we have entered into an agreement with each fund on behalf of the separate account governing the separate account’s investment in that fund’s portfolios (the “participation agreement”).  The participation agreement contains provisions designed to protect owners in the event of material conflicts.

Material conflicts affecting owners could result in a number of situations including: (1) differences in state insurance law applicable to different life insurance companies whose separate accounts are invested in a portfolio; (2) changes in tax law or regulations that result in changes to a portfolio that ha ve a disparate effect on different life insurance companies whose separate accounts are invested in the portfolio, or on different types of variable contracts invested in the portfolio; (3) actions or omissions by a fund that operate to the advantage of one group of variable contract owners at the expense of another group or groups; (4) changes to a portfolio approved at a shareholders’ meeting as a result of voting by one group of variable contract owners to the disadvantage of another group or groups;  and (5) disparate provisions in the participation agreements of different unaffiliated insurance companies or the pursuit of remedies under such an agreement by one insurance company to the detriment of one or more other insurance companies.

Notwithstanding our reasonable efforts and those of the funds, there is the risk that actions or omissions of the fund in response to material conflicts may disadvantage our policyowners.  If we believe that a fund’s response to any of these events or conflicts is insufficient to protect our policyowners, we will undertake appropriate actions on our own, which may include withdrawing the separate account’s investments in the fund.

If a fund's Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Transamerica will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy.  We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio.  New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers.  We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account.  We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.  We may also decide to purchase securities from other portfolios for the separate account.  We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

3

    We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives.  We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant.  We will make any new subaccounts available to existing owners on a basis we determine.  We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change.  If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

Death Benefit

To qualify as “life insurance” under the federal tax laws, this Policy must provide a minimum death benefit. The minimum death benefit will be determined as of the date of death of the insured.  Under current federal tax law, either the “guideline premium” test or the “cash value accumulation” test may be used to determine whether the Policy qualifies as “life insurance” under the Internal Revenue Code.

The “guideline premium” test limits the dollar amount of payments you may make under a Policy.
There are no  legal limits on the amount of premium payments  under the “cash value accumulation” test although we may apply our own limits.  The factors used to determine the minimum death benefit applicable to a given cash value are different under the two tests.

You must elect one of the tax tests at the time of application for the Policy.  You may not change tests.  You should consult a qualified tax advisor in choosing between the “guideline premium” and the “cash value accumulation” tests and in choosing a death benefit option.

The minimum death benefit is computed by multiplying the cash value as of the date of the insured’s death by a limitation percentage for the insured’s age.  Under the cash value accumulation test, the cash value in this calculation is reduced by any applicable net single premium for riders that are qualified additional benefits before multiplying by the limitation percentage.  The minimum death benefit factors will be adjusted to conform to any changes in federal tax laws.

Additional Information

Additional Information about Transamerica and the Separate Account

Transamerica is a stock life insurance company that is a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services.  All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of the Netherlands, a public company under Dutch law. Transamerica's home office is located at  440 Mamaroneck Avenue, Harrison, New York 10528 and the mailing address is P.O. Box 9054, Clearwater, Florida 33758-9054

Transamerica was incorporated in 1947 under the laws of New York and is subject to regulation by the Superintendent of Insurance of the State of New York, as well as by the insurance departments of all other states and jurisdictions in which it does business. Transamerica is licensed to sell insurance in 49 states (including New York) and in the District of Columbia. Transamerica submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

4

Transamerica established the separate account as a separate investment account under New York law in 1994. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

Transamerica holds the assets of the separate account physically segregated and apart from the general account. Transamerica maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Transamerica. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of TCI to a limit of $10 million.

Legal Matters

All matters relating to federal securities laws and New York law pertaining to the Policy have been passed upon by Arthur D. Woods , Esq., Vice President  of Transamerica.

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Sale of the Policies

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Transamerica Capital, Inc. ("TCI") serves as principal underwriter for the Policies.  TCI’s home office is located at 4600 S. Syracuse Street, Suite 1100, Denver, Colorado 80237.  TCI is an affiliate of Transamerica and, like Transamerica, is an indirect, wholly owned subsidiary of AEGON USA.  TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of Financial Industry Regulatory Authority (“FINRA”).  TCI is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with TCI.  Sales representatives are appointed as our insurance agents.

During fiscal year 20 1 0, 2009 and 2008, the amounts paid to TCI in connection with all Policies sold through the separate account were $940,669, $952,891, and $1,733,130 respectively. TCI passe s through to selling firms commissions it receives to selling firms for their sales , and d oes not retain any portion of any commissions .    Our parent company provides capital distributions to TCI  and pays for TCI's  operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI or TFA may pay certain selling firms additional cash amounts for:  (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other  expenses incurred by them.  These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

5

Reports to Owners

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

>	the current cash value	>	any activity since the last report
>	the current net surrender value	>	projected values
>	the current death benefit	>	investment experience of each subaccount
>	outstanding loans	>	any other information required by law

You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

Records

We will maintain all records relating to the separate account and the fixed account.

Independent Registered Public Accounting Firm

The financial statements of the Separate Account at December 31, 20 1 0 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Transamerica at December 31, 20 1 0 and 200 9 , and for each of the three years in the period ended December 31, 20 1 0, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, independent registered public accounting firm, as set forth in the firm’s respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Experts

Actuarial matters included in this SAI have been examined by Lorne Schinbein, Vice President and Assistant Actuary  of Transamerica, located at 570 Carillon Parkway, St. Petersburg, Florida  33716, as stated in the opinion filed as an exhibit to the registration statement.

Underwriters

Underwriting Standards

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age.

Your cost of insurance charge is based on a number of factors, including, but not limited to,   the insured's gender, issue age on the Policy date, issue age at the time of any increase in specified amount, specified amount band, length of time from the Policy date or from the date of any requested increase in specified amount,  underwriting class . We currently place insureds into the following underwriting classes:

•	preferred elite;
•	preferred plus;
•	preferred;
•	non-tobacco;
•	preferred tobacco;
•	tobacco; and
•	juvenile – under 18.

6

The preferred rate classes are not available for Policies issued with a specified amount at a level for which our underwriting requirements do not require a blood test.  We also place insureds in various sub-standard underwriting classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco.

Performance Data

Other Performance Data in Advertising Sales Literature

We may compare each subaccount's performance to the performance of:
•	other variable life issuers in general;
•
variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

>
Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
	>	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
•	other types of investments, such as:
	>	certificates of deposit;
	>	savings accounts and U.S. Treasuries;
	>	certain interest rate and inflation indices (e.g., the Consumer Price Index); or
>
indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

Transamerica's Published Ratings

We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

Financial Statements

Transamerica's statutory-basis financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages. These statutory-basis financial statements and schedules should be distinguished from the separate account's financial statements and you should consider these statutory-basis financial statements and schedules only as bearing upon Transamerica's ability to meet its obligations under the Policies. You should not consider our statutory-basis financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

Transamerica's statutory-basis financial statements and schedules at December 31, 20 1 0 and 200 9 and for each of the three years in the period ended December 31, 20 1 0, have been prepared on the basis of statutory accounting principles rather than U.S. generally accepted accounting principles.

The separate account’s financial statements for the period ended December 31, 20 1 0, which included the Report of Independent Registered Public Accounting Firm, also appear on the following pages.

7

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners
of the TFLIC Series Life Account
Transamerica Financial Life Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the subaccounts constituting the TFLIC Series Life Account (the Separate Account) (comprised of the Transamerica JPMorgan Core Bond VP, Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Moderate VP, Transamerica MFS International Equity VP, Transamerica Clarion Global Real Estate Securities VP, Transamerica Federated Market Opportunity VP, Transamerica International Moderate Growth VP, Transamerica JPMorgan Mid Cap Value VP, Transamerica JPMorgan Enhanced Index VP, Transamerica BlackRock Large Cap Value VP, Transamerica Aegon High Yield Bond VP, Transamerica PIMCO Total Return VP, Transamerica Focus VP, Transamerica T. Rowe Price Small Cap VP, Transamerica Diversified Equity VP, Transamerica Third Avenue Value VP, Transamerica Balanced VP, Transamerica AllianceBernstein Dynamic Allocation VP, Transamerica WMC Diversified Growth VP, Transamerica Growth Opportunities VP, Transamerica Money Market VP, Transamerica Small/MidCap Value VP, Transamerica U.S. Government Securities VP, Transamerica Morgan Stanley Mid-Cap Growth VP, Transamerica Index 50 VP, Transamerica Index 75 VP, Transamerica Efficient Markets VP, Transamerica Hanlon Balanced VP, Transamerica Hanlon Growth & Income VP, Transamerica Hanlon Growth VP, Transamerica Hanlon Managed Income VP, Transamerica Multi Managed Large Cap Core VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP, Transamerica Jennison Growth VP, Fidelity VIP Contrafund®, Fidelity VIP Equity-Income, Fidelity VIP Growth Opportunities, Fidelity VIP Index 500, ProFund VP Bull, ProFund VP NASDAQ-100, ProFund VP Small-Cap, ProFund VP Short Small-Cap, ProFund VP Money Market, Access VP High Yield, ProFund VP Europe 30, ProFund VP Oil & Gas, ProFund VP UltraSmall-Cap, ProFund VP Utilities, ProFund VP Consumer Services, ProFund VP Pharmaceuticals, ProFund VP Small-Cap Value, ProFund VP Falling US Dollar, ProFund VP Emerging Markets, ProFund VP International, ProFund VP Asia 30, ProFund VP Japan, ProFund VP Short NASDAQ-100, ProFund VP U.S. Government Plus, ProFund VP Basic Materials, ProFund VP Financials, ProFund VP Precious Metals, ProFund VP Telecommunications, ProFund VP Mid-Cap, ProFund VP Short Emerging Markets, ProFund VP

Short International, Franklin Templeton VIP Founding Funds Allocation, and Alliance Bernstein Balanced Wealth Strategy subaccounts) as of December 31, 2010, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the separate account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the TFLIC Series Life Account at December 31, 2010, and the results of their operations and changes in net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/Ernst & Young LLP

Des Moines, Iowa
April 20, 2011

S-2

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	Transamerica JPMorgan Core Bond VP	Transamerica Asset Allocation - Conservative VP	Transamerica Asset Allocation - Growth VP	Transamerica Asset Allocation - Moderate Growth VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	40,911.817	56,661.382	1,761,251.835	1,446,935.189
Cost	$ 496,469	$ 535,456	$ 16,973,139	$ 15,927,308
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 516,307	$ 583,045	$ 15,322,891	$ 15,308,574
Receivable for units sold	-	-	1	-
Total assets	516,307	583,045	15,322,892	15,308,574
Liabilities
Payable for units redeemed	-	-	-	26
	$ 516,307	$ 583,045	$ 15,322,892	$ 15,308,548
Net Assets:
Deferred annuity contracts
terminable by owners	$ 516,307	$ 583,045	$ 15,322,892	$ 15,308,548
Total net assets	$ 516,307	$ 583,045	$ 15,322,892	$ 15,308,548

Accumulation units outstanding:
M&E - 1.50%	177	2	11,245	14,487
M&E - 0.90%	26,687	38,946	974,794	934,237
M&E - 0.75%	1,286	108	97,019	85,200

Accumulation unit value:
M&E - 1.50%	$ 12.122972	$ 13.651523	$ 14.491898	$ 14.249156
M&E - 0.90%	$ 18.609105	$ 14.933358	$ 14.220420	$ 14.913476
M&E - 0.75%	$ 13.636199	$ 13.333982	$ 13.378291	$ 13.725314

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	Transamerica Asset Allocation - Moderate VP	Transamerica MFS International Equity VP	Transamerica Clarion Global Real Estate Securities VP	Transamerica Federated Market Opportunity VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	393,926.058	191,742.780	81,849.015	82,033.661
Cost	$ 4,181,450	$ 1,445,210	$ 988,564	$ 1,178,084
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 4,116,528	$ 1,344,116	$ 924,894	$ 958,974
Receivable for units sold	-	-	-	1
Total assets	4,116,528	1,344,116	924,894	958,975
Liabilities
Payable for units redeemed	11	8	30	-
	$ 4,116,517	$ 1,344,108	$ 924,864	$ 958,975
Net Assets:
Deferred annuity contracts
terminable by owners	$ 4,116,517	$ 1,344,108	$ 924,864	$ 958,975
Total net assets	$ 4,116,517	$ 1,344,108	$ 924,864	$ 958,975

Accumulation units outstanding:
M&E - 1.50%	1,015	73	109	18
M&E - 0.90%	255,549	112,767	29,905	50,690
M&E - 0.75%	16,951	1,307	2,014	501

Accumulation unit value:
M&E - 1.50%	$ 13.907062	$ 15.008202	$ 15.252056	$ 11.124975
M&E - 0.90%	$ 15.142845	$ 11.800952	$ 29.897506	$ 18.810168
M&E - 0.75%	$ 13.725887	$ 9.373539	$ 14.453535	$ 10.566515

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	Transamerica International Moderate Growth VP	Transamerica JPMorgan Mid Cap Value VP	Transamerica JPMorgan Enhanced Index VP	Transamerica BlackRock Large Cap Value VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	105,651.245	21,650.324	6,701.677	59,763.494
Cost	$ 900,598	$ 274,176	$ 88,289	$ 757,050
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 964,595	$ 291,197	$ 78,811	$ 815,772
Receivable for units sold	-	-	-	-
Total assets	964,595	291,197	78,811	815,772
Liabilities
Payable for units redeemed	3	-	-	6
	$ 964,592	$ 291,197	$ 78,811	$ 815,766
Net Assets:
Deferred annuity contracts
terminable by owners	$ 964,592	$ 291,197	$ 78,811	$ 815,766
Total net assets	$ 964,592	$ 291,197	$ 78,811	$ 815,766

Accumulation units outstanding:
M&E - 1.50%	1,296	-	-	195
M&E - 0.90%	77,426	15,685	6,221	53,333
M&E - 0.75%	17,480	-	31	1,503

Accumulation unit value:
M&E - 1.50%	$ 14.569113	$ -	$ 14.053978	$ 12.516214
M&E - 0.90%	$ 9.951938	$ 18.564920	$ 12.609119	$ 14.891983
M&E - 0.75%	$ 10.021311	$ 14.456760	$ 12.144843	$ 12.697727

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	Transamerica Aegon High Yield Bond VP	Transamerica PIMCO Total Return VP	Transamerica Focus VP	Transamerica T. Rowe Price Small Cap VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	12,935.712	14,899.246	108,394.049	119,385.501
Cost	$ 98,990	$ 171,389	$ 1,211,853	$ 829,479
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 99,217	$ 172,533	$ 1,269,294	$ 1,128,193
Receivable for units sold	-	1	-	-
Total assets	99,217	172,534	1,269,294	1,128,193
Liabilities
Payable for units redeemed	3	-	3	14
	$ 99,214	$ 172,534	$ 1,269,291	$ 1,128,179
Net Assets:
Deferred annuity contracts
terminable by owners	$ 99,214	$ 172,534	$ 1,269,291	$ 1,128,179
Total net assets	$ 99,214	$ 172,534	$ 1,269,291	$ 1,128,179

Accumulation units outstanding:
M&E - 1.50%	28	16	-	219
M&E - 0.90%	5,581	10,422	73,257	65,419
M&E - 0.75%	668	1,086	469	3,892

Accumulation unit value:
M&E - 1.50%	$ 15.946742	$ 12.622718	$ 15.571963	$ 18.155050
M&E - 0.90%	$ 16.010752	$ 15.130183	$ 17.239727	$ 16.220633
M&E - 0.75%	$ 14.068227	$ 13.495158	$ 13.566008	$ 16.205123

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	Transamerica Diversified Equity VP	Transamerica Third Avenue Value VP	Transamerica Balanced VP	Transamerica AllianceBernstein Dynamic Allocation VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	145,362.668	156,719.609	63,875.800	5,409.718
Cost	$ 2,712,100	$ 1,837,472	$ 709,285	$ 44,534
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 2,937,779	$ 1,879,069	$ 809,945	$ 43,873
Receivable for units sold	-	-	-	-
Total assets	2,937,779	1,879,069	809,945	43,873
Liabilities
Payable for units redeemed	320	9	3	4
	$ 2,937,459	$ 1,879,060	$ 809,942	$ 43,869
Net Assets:
Deferred annuity contracts
terminable by owners	$ 2,937,459	$ 1,879,060	$ 809,942	$ 43,869
Total net assets	$ 2,937,459	$ 1,879,060	$ 809,942	$ 43,869

Accumulation units outstanding:
M&E - 1.50%	230	6	-	-
M&E - 0.90%	266,358	64,080	50,764	2,689
M&E - 0.75%	3,065	3,692	655	281

Accumulation unit value:
M&E - 1.50%	$ 14.849762	$ 14.694032	$ 15.123029	$ 14.143335
M&E - 0.90%	$ 10.864741	$ 28.526123	$ 15.765678	$ 14.941095
M&E - 0.75%	$ 13.090089	$ 13.813466	$ 14.674148	$ 13.115170

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	Transamerica WMC Diversified Growth VP	Transamerica Growth Opportunities VP	Transamerica Money Market VP	Transamerica Small/MidCap Value VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	406,075.305	208,677.195	1,004,301.360	62,221.904
Cost	$ 9,634,275	$ 2,518,602	$ 1,004,301	$ 937,196
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 9,120,451	$ 2,988,257	$ 1,004,301	$ 1,298,571
Receivable for units sold	-	-	173	-
Total assets	9,120,451	2,988,257	1,004,474	1,298,571
Liabilities
Payable for units redeemed	4	75	-	16
	$ 9,120,447	$ 2,988,182	$ 1,004,474	$ 1,298,555
Net Assets:
Deferred annuity contracts
terminable by owners	$ 9,120,447	$ 2,988,182	$ 1,004,474	$ 1,298,555
Total net assets	$ 9,120,447	$ 2,988,182	$ 1,004,474	$ 1,298,555

Accumulation units outstanding:
M&E - 1.50%	-	133	462	1,924
M&E - 0.90%	619,349	157,933	76,467	58,392
M&E - 0.75%	5,568	2,816	5,768	4,708

Accumulation unit value:
M&E - 1.50%	$ 14.186830	$ 17.860424	$ 9.719714	$ 18.415855
M&E - 0.90%	$ 14.609215	$ 18.599507	$ 12.239173	$ 20.035690
M&E - 0.75%	$ 12.975079	$ 17.165236	$ 11.112738	$ 19.793220

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	Transamerica U.S. Government Securities VP	Transamerica Morgan Stanley Mid-Cap Growth VP	Transamerica Index 50 VP	Transamerica Index 75 VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	4,426.140	182,881.075	242.134	1,685.162
Cost	$ 57,139	$ 3,650,543	$ 2,394	$ 15,986
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 56,433	$ 5,336,469	$ 2,532	$ 16,785
Receivable for units sold	-	-	-	-
Total assets	56,433	5,336,469	2,532	16,785
Liabilities
Payable for units redeemed	-	30	3	6
	$ 56,433	$ 5,336,439	$ 2,529	$ 16,779
Net Assets:
Deferred annuity contracts
terminable by owners	$ 56,433	$ 5,336,439	$ 2,529	$ 16,779
Total net assets	$ 56,433	$ 5,336,439	$ 2,529	$ 16,779

Accumulation units outstanding:
M&E - 1.50%	18	34	61	59
M&E - 0.90%	3,840	354,922	165	596
M&E - 0.75%	314	7,486	-	997

Accumulation unit value:
M&E - 1.50%	$ 11.159991	$ 20.292390	$ 13.211354	$ 14.008697
M&E - 0.90%	$ 13.618152	$ 14.664364	$ 10.471993	$ 9.987900
M&E - 0.75%	$ 12.570905	$ 17.506051	$ 10.513637	$ 10.027627

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	Transamerica Efficient Markets VP	Transamerica Hanlon Balanced VP	Transamerica Hanlon Growth & Income VP	Transamerica Hanlon Growth VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	592.411	14,839.330	13,385.484	30,845.721
Cost	$ 7,479	$ 158,724	$ 146,099	$ 338,628
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 7,992	$ 162,788	$ 148,713	$ 348,248
Receivable for units sold	-	-	-	-
Total assets	7,992	162,788	148,713	348,248
Liabilities
Payable for units redeemed	-	-	-	-
	$ 7,992	$ 162,788	$ 148,713	$ 348,248
Net Assets:
Deferred annuity contracts
terminable by owners	$ 7,992	$ 162,788	$ 148,713	$ 348,248
Total net assets	$ 7,992	$ 162,788	$ 148,713	$ 348,248

Accumulation units outstanding:
M&E - 1.50%	6	338	861	2,265
M&E - 0.90%	-	7,653	10,629	18,159
M&E - 0.75%	582	6,980	1,968	10,393

Accumulation unit value:
M&E - 1.50%	$ 13.412374	$ 10.755873	$ 10.943541	$ 11.188060
M&E - 0.90%	$ 13.545563	$ 10.862756	$ 11.052295	$ 11.299234
M&E - 0.75%	$ 13.579197	$ 10.889768	$ 11.079765	$ 11.327317

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	Transamerica Hanlon Managed Income VP	Transamerica Multi Managed Large Cap Core VP	Transamerica Foxhall Emerging Markets/Pacific Rim VP	Transamerica Foxhall Global Conservative VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	49,802.552	7,899.823	35,045.540	3,988.451
Cost	$ 552,788	$ 109,549	$ 371,924	$ 39,131
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 551,812	$ 122,606	$ 393,561	$ 37,850
Receivable for units sold	-	-	2	-
Total assets	551,812	122,606	393,563	37,850
Liabilities
Payable for units redeemed	-	1	-	-
	$ 551,812	$ 122,605	$ 393,563	$ 37,850
Net Assets:
Deferred annuity contracts
terminable by owners	$ 551,812	$ 122,605	$ 393,563	$ 37,850
Total net assets	$ 551,812	$ 122,605	$ 393,563	$ 37,850

Accumulation units outstanding:
M&E - 1.50%	2,159	-	2,450	335
M&E - 0.90%	36,598	5,354	24,318	1,501
M&E - 0.75%	11,546	2,509	8,380	2,198

Accumulation unit value:
M&E - 1.50%	$ 10.860099	$ 15.427028	$ 11.099171	$ 9.295837
M&E - 0.90%	$ 10.968039	$ 15.580376	$ 11.198319	$ 9.378940
M&E - 0.75%	$ 10.995277	$ 15.619083	$ 11.223325	$ 9.399918

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	Transamerica Foxhall Global Growth VP	Transamerica Foxhall Global Hard Asset VP	Transamerica Jennison Growth VP	Fidelity VIP Contrafund®
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	39,413.575	13,523.841	17,880.047	19,782.692
Cost	$ 422,517	$ 137,160	$ 131,646	$ 477,568
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 454,833	$ 143,894	$ 141,252	$ 464,695
Receivable for units sold	-	-	-	-
Total assets	454,833	143,894	141,252	464,695
Liabilities
Payable for units redeemed	-	-	-	8
	$ 454,833	$ 143,894	$ 141,252	$ 464,687
Net Assets:
Deferred annuity contracts
terminable by owners	$ 454,833	$ 143,894	$ 141,252	$ 464,687
Total net assets	$ 454,833	$ 143,894	$ 141,252	$ 464,687

Accumulation units outstanding:
M&E - 1.50%	4,259	1,548	-	-
M&E - 0.90%	26,529	7,191	13,097	34,412
M&E - 0.75%	8,821	4,905	12	-

Accumulation unit value:
M&E - 1.50%	$ 11.386512	$ 10.454647	$ 10.732349	$ -
M&E - 0.90%	$ 11.488245	$ 10.548065	$ 10.775127	$ 13.503536
M&E - 0.75%	$ 11.513904	$ 10.571639	$ 10.785897	$ -

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	Fidelity VIP Equity-Income	Fidelity VIP Growth Opportunities	Fidelity VIP Index 500	ProFund VP Bull
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	15,682.837	8,501.304	1,247.778	772.666
Cost	$ 324,443	$ 110,067	$ 151,872	$ 16,861
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 294,053	$ 151,153	$ 163,845	$ 20,321
Receivable for units sold	-	6	-	-
Total assets	294,053	151,159	163,845	20,321
Liabilities
Payable for units redeemed	1	-	13	6
	$ 294,052	$ 151,159	$ 163,832	$ 20,315
Net Assets:
Deferred annuity contracts
terminable by owners	$ 294,052	$ 151,159	$ 163,832	$ 20,315
Total net assets	$ 294,052	$ 151,159	$ 163,832	$ 20,315

Accumulation units outstanding:
M&E - 1.50%	-	-	529	-
M&E - 0.90%	24,790	19,204	10,377	-
M&E - 0.75%	-	-	2,643	2,021

Accumulation unit value:
M&E - 1.50%	$ -	$ -	$ 13.710951	$ 13.258610
M&E - 0.90%	$ 11.861893	$ 7.871389	$ 12.022895	$ 9.981954
M&E - 0.75%	$ -	$ -	$ 12.045040	$ 10.049777

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	ProFund VP NASDAQ-100	ProFund VP Small-Cap	ProFund VP Short Small-Cap	ProFund VP Money Market
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	2,869.708	1,490.188	4,699.327	21,316.560
Cost	$ 47,513	$ 40,014	$ 52,130	$ 21,316
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 55,242	$ 41,636	$ 39,803	$ 21,316
Receivable for units sold	-	-	-	-
Total assets	55,242	41,636	39,803	21,316
Liabilities
Payable for units redeemed	70	11	12	7
	$ 55,172	$ 41,625	$ 39,791	$ 21,309
Net Assets:
Deferred annuity contracts
terminable by owners	$ 55,172	$ 41,625	$ 39,791	$ 21,309
Total net assets	$ 55,172	$ 41,625	$ 39,791	$ 21,309

Accumulation units outstanding:
M&E - 1.50%	19	8	51	-
M&E - 0.90%	3,942	3,817	4,628	1,180
M&E - 0.75%	148	32	2,825	886

Accumulation unit value:
M&E - 1.50%	$ 16.136420	$ 15.291500	$ 4.128062	$ 9.687579
M&E - 0.90%	$ 13.410639	$ 10.780650	$ 5.297199	$ 10.282976
M&E - 0.75%	$ 13.501733	$ 10.853899	$ 5.333190	$ 10.352644

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	Access VP High Yield	ProFund VP Europe 30	ProFund VP Oil & Gas	ProFund VP UltraSmall-Cap
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	145.044	67.940	2,383.167	124.199
Cost	$ 3,638	$ 1,381	$ 98,322	$ 1,652
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 3,854	$ 1,445	$ 110,794	$ 2,006
Receivable for units sold	-	-	-	-
Total assets	3,854	1,445	110,794	2,006
Liabilities
Payable for units redeemed	2	3	8	35
	$ 3,852	$ 1,442	$ 110,786	$ 1,971
Net Assets:
Deferred annuity contracts
terminable by owners	$ 3,852	$ 1,442	$ 110,786	$ 1,971
Total net assets	$ 3,852	$ 1,442	$ 110,786	$ 1,971

Accumulation units outstanding:
M&E - 1.50%	6	45	186	-
M&E - 0.90%	88	106	10,770	214
M&E - 0.75%	196	-	1,989	26

Accumulation unit value:
M&E - 1.50%	$ 13.774447	$ 13.333646	$ 13.205799	$ 19.135311
M&E - 0.90%	$ 13.232887	$ 8.011662	$ 8.484823	$ 8.204820
M&E - 0.75%	$ 13.288892	$ 8.045648	$ 8.520813	$ 8.239676

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	ProFund VP Utilities	ProFund VP Consumer Services	ProFund VP Pharmaceuticals	ProFund VP Small-Cap Value
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	277.621	237.345	181.372	1,874.828
Cost	$ 7,559	$ 6,500	$ 3,722	$ 47,098
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 7,873	$ 7,597	$ 4,007	$ 51,183
Receivable for units sold	-	-	-	-
Total assets	7,873	7,597	4,007	51,183
Liabilities
Payable for units redeemed	5	9	5	14
	$ 7,868	$ 7,588	$ 4,002	$ 51,169
Net Assets:
Deferred annuity contracts
terminable by owners	$ 7,868	$ 7,588	$ 4,002	$ 51,169
Total net assets	$ 7,868	$ 7,588	$ 4,002	$ 51,169

Accumulation units outstanding:
M&E - 1.50%	-	-	84	10
M&E - 0.90%	228	689	299	4,860
M&E - 0.75%	682	-	-	33

Accumulation unit value:
M&E - 1.50%	$ 11.803051	$ 15.787841	$ 12.116354	$ 14.601673
M&E - 0.90%	$ 8.621316	$ 11.011015	$ 9.946639	$ 10.426440
M&E - 0.75%	$ 8.657830	$ 11.057672	$ 9.988791	$ 10.470641

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	ProFund VP Falling US Dollar	ProFund VP Emerging Markets	ProFund VP International	ProFund VP Asia 30
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	217.938	20,122.875	881.723	1,336.153
Cost	$ 6,610	$ 585,203	$ 17,980	$ 71,662
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 6,401	$ 610,730	$ 19,186	$ 81,665
Receivable for units sold	1	-	-	-
Total assets	6,402	610,730	19,186	81,665
Liabilities
Payable for units redeemed	-	16	6	20
	$ 6,402	$ 610,714	$ 19,180	$ 81,645
Net Assets:
Deferred annuity contracts
terminable by owners	$ 6,402	$ 610,714	$ 19,180	$ 81,645
Total net assets	$ 6,402	$ 610,714	$ 19,180	$ 81,645

Accumulation units outstanding:
M&E - 1.50%	-	-	105	223
M&E - 0.90%	290	58,363	70	7,717
M&E - 0.75%	421	10,981	2,163	414

Accumulation unit value:
M&E - 1.50%	$ 10.155516	$ 18.960643	$ 13.664953	$ 19.141004
M&E - 0.90%	$ 8.976807	$ 8.801091	$ 7.915055	$ 9.514688
M&E - 0.75%	$ 9.014846	$ 8.838374	$ 7.948611	$ 9.555064

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	ProFund VP Japan	ProFund VP Short NASDAQ-100	ProFund VP U.S. Government Plus	ProFund VP Basic Materials
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	401.246	2,006.274	2,533.844	3,031.982
Cost	$ 4,875	$ 21,948	$ 53,021	$ 130,140
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 5,108	$ 18,959	$ 49,688	$ 158,179
Receivable for units sold	-	-	9	-
Total assets	5,108	18,959	49,697	158,179
Liabilities
Payable for units redeemed	7	-	-	10
	$ 5,101	$ 18,959	$ 49,697	$ 158,169
Net Assets:
Deferred annuity contracts
terminable by owners	$ 5,101	$ 18,959	$ 49,697	$ 158,169
Total net assets	$ 5,101	$ 18,959	$ 49,697	$ 158,169

Accumulation units outstanding:
M&E - 1.50%	-	-	7	37
M&E - 0.90%	775	382	4,239	13,737
M&E - 0.75%	-	2,862	299	2,490

Accumulation unit value:
M&E - 1.50%	$ 10.671881	$ 4.598123	$ 10.031352	$ 18.789218
M&E - 0.90%	$ 6.578325	$ 5.822893	$ 10.932154	$ 9.698557
M&E - 0.75%	$ 6.606213	$ 5.847570	$ 10.978423	$ 9.739699

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	ProFund VP Financials	ProFund VP Precious Metals	ProFund VP Telecommunications	ProFund VP Mid-Cap
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	1,989.967	2,316.924	1,563.814	6,575.112
Cost	$ 31,991	$ 105,785	$ 10,346	$ 156,438
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 39,421	$ 129,354	$ 11,823	$ 182,526
Receivable for units sold	-	8	-	-
Total assets	39,421	129,362	11,823	182,526
Liabilities
Payable for units redeemed	9	-	-	13
	$ 39,412	$ 129,362	$ 11,823	$ 182,513
Net Assets:
Deferred annuity contracts
terminable by owners	$ 39,412	$ 129,362	$ 11,823	$ 182,513
Total net assets	$ 39,412	$ 129,362	$ 11,823	$ 182,513

Accumulation units outstanding:
M&E - 1.50%	-	90	16	41
M&E - 0.90%	5,899	10,126	1,029	16,496
M&E - 0.75%	26	1,985	203	892

Accumulation unit value:
M&E - 1.50%	$ 11.223612	$ 26.221501	$ 12.776376	$ 16.161984
M&E - 0.90%	$ 6.652541	$ 10.480043	$ 9.420419	$ 10.455891
M&E - 0.75%	$ 6.680791	$ 10.524502	$ 9.460310	$ 10.500215

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	ProFund VP Short Emerging Markets	ProFund VP Short International	Franklin Templeton VIP Founding Funds Allocation	AllianceBernstein Balanced Wealth Strategy
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	80.145	675.860	-	-
Cost	$ 1,299	$ 14,570	$ -	$ -
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 1,082	$ 13,889	$ -	$ -
Receivable for units sold	1	-	-	-
Total assets	1,083	13,889	-	-
Liabilities
Payable for units redeemed	-	2	-	-
	$ 1,083	$ 13,887	$ -	$ -
Net Assets:
Deferred annuity contracts
terminable by owners	$ 1,083	$ 13,887	$ -	$ -
Total net assets	$ 1,083	$ 13,887	$ -	$ -

Accumulation units outstanding:
M&E - 1.50%	-	45	-	-
M&E - 0.90%	133	-	-	-
M&E - 0.75%	67	1,821	-	-

Accumulation unit value:
M&E - 1.50%	$ 3.212738	$ 5.057628	$ 13.887977	$ 13.484387
M&E - 0.90%	$ 5.397558	$ 7.470146	$ 14.025866	$ 13.618288
M&E - 0.75%	$ 5.420452	$ 7.501822	$ 14.060683	$ 13.652085

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

Item Description	Item Description	Transamerica JPMorgan Core Bond VP	Transamerica Asset Allocation - Conservative VP	Transamerica Asset Allocation - Growth VP	Transamerica Asset Allocation - Moderate Growth VP
		Subaccount	Subaccount	Subaccount	Subaccount
	Net investment income (loss)
	Income:
	Dividends	$ 29,285	$ 17,732	$ 148,653	$ 307,800
	Expenses:
	Administrative, mortality and
	expense risk charge	4,400	4,950	119,245	122,126
	Net investment income (loss)	24,885	12,782	29,408	185,674

Net realized and unrealized capital gains (losses)
	on investments
	Net realized capital gains (losses) on investments:
	Realized gain distributions	-	1,523	-	-
	Proceeds from sales	84,266	91,973	1,086,226	922,063
	Cost of investments sold	80,316	105,102	1,690,895	1,095,890
	Net realized capital gains (losses) on investments	3,950	(11,606)	(604,669)	(173,827)

	Net change in unrealized appreciation/depreciation
	of investments:
	Beginning of period	14,801	7,088	(4,071,640)	(2,202,387)
	End of period	19,838	47,589	(1,650,248)	(618,734)
	Net change in unrealized appreciation/depreciation
	of investments	5,037	40,501	2,421,392	1,583,653

	Net realized and unrealized capital gains (losses)
	on investments	8,987	28,895	1,816,723	1,409,826

	Increase (decrease) in net assets from operations	$ 33,872	$ 41,677	$ 1,846,131	$ 1,595,500

	See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

Item Description	Item Description	Transamerica Asset Allocation - Moderate VP	Transamerica MFS International Equity VP	Transamerica Clarion Global Real Estate Securities VP	Transamerica Federated Market Opportunity VP
		Subaccount	Subaccount	Subaccount	Subaccount
	Net investment income (loss)
	Income:
	Dividends	$ 116,751	$ 16,143	$ 50,402	$ 36,530
	Expenses:
	Administrative, mortality and
	expense risk charge	34,395	10,429	7,377	8,654
	Net investment income (loss)	82,356	5,714	43,025	27,876

Net realized and unrealized capital gains (losses)
	on investments
	Net realized capital gains (losses) on investments:
	Realized gain distributions	-	-	-	-
	Proceeds from sales	392,047	146,556	138,234	87,909
	Cost of investments sold	447,607	183,682	301,021	116,501
	Net realized capital gains (losses) on investments	(55,560)	(37,126)	(162,787)	(28,592)

	Net change in unrealized appreciation/depreciation
	of investments:
	Beginning of period	(391,993)	(247,622)	(295,888)	(210,026)
	End of period	(64,922)	(101,094)	(63,670)	(219,110)
	Net change in unrealized appreciation/depreciation
	of investments	327,071	146,528	232,218	(9,084)

	Net realized and unrealized capital gains (losses)
	on investments	271,511	109,402	69,431	(37,676)

	Increase (decrease) in net assets from operations	$ 353,867	$ 115,116	$ 112,456	$ (9,800)

	See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

Item Description	Item Description	Transamerica International Moderate Growth VP	Transamerica JPMorgan Mid Cap Value VP	Transamerica JPMorgan Enhanced Index VP	Transamerica BlackRock Large Cap Value VP
		Subaccount	Subaccount	Subaccount	Subaccount
	Net investment income (loss)
	Income:
	Dividends	$ 23,498	$ 4,894	$ 912	$ 5,722
	Expenses:
	Administrative, mortality and
	expense risk charge	7,491	2,412	608	5,982
	Net investment income (loss)	16,007	2,482	304	(260)

Net realized and unrealized capital gains (losses)
	on investments
	Net realized capital gains (losses) on investments:
	Realized gain distributions	-	-	-	-
	Proceeds from sales	155,076	37,950	1,088	105,275
	Cost of investments sold	200,687	40,696	1,791	160,464
	Net realized capital gains (losses) on investments	(45,611)	(2,746)	(703)	(55,189)

	Net change in unrealized appreciation/depreciation
	of investments:
	Beginning of period	(49,082)	(37,027)	(19,484)	(48,976)
	End of period	63,997	17,021	(9,478)	58,722
	Net change in unrealized appreciation/depreciation
	of investments	113,079	54,048	10,006	107,698

	Net realized and unrealized capital gains (losses)
	on investments	67,468	51,302	9,303	52,509

	Increase (decrease) in net assets from operations	$ 83,475	$ 53,784	$ 9,607	$ 52,249

	See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

Item Description	Item Description	Transamerica Aegon High Yield Bond VP	Transamerica PIMCO Total Return VP	Transamerica Focus VP	Transamerica T. Rowe Price Small Cap VP
		Subaccount	Subaccount	Subaccount	Subaccount
	Net investment income (loss)
	Income:
	Dividends	$ 13,447	$ 7,509	$ 8,822	$ -
	Expenses:
	Administrative, mortality and
	expense risk charge	818	1,536	9,237	6,005
	Net investment income (loss)	12,629	5,973	(415)	(6,005)

Net realized and unrealized capital gains (losses)
	on investments
	Net realized capital gains (losses) on investments:
	Realized gain distributions	-	258	-	-
	Proceeds from sales	35,484	101,483	171,654	222,107
	Cost of investments sold	29,998	95,285	217,697	158,872
	Net realized capital gains (losses) on investments	5,486	6,456	(46,043)	63,235

	Net change in unrealized appreciation/depreciation
	of investments:
	Beginning of period	8,037	3,453	(248,864)	105,794
	End of period	227	1,144	57,441	298,714
	Net change in unrealized appreciation/depreciation
	of investments	(7,810)	(2,309)	306,305	192,920

	Net realized and unrealized capital gains (losses)
	on investments	(2,324)	4,147	260,262	256,155

	Increase (decrease) in net assets from operations	$ 10,305	$ 10,120	$ 259,847	$ 250,150

	See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

Item Description	Item Description	Transamerica Diversified Equity VP	Transamerica Third Avenue Value VP	Transamerica Balanced VP	Transamerica AllianceBernstein Dynamic Allocation VP
		Subaccount	Subaccount	Subaccount	Subaccount
	Net investment income (loss)
	Income:
	Dividends	$ 25,991	$ 53,581	$ 3,436	$ 2,221
	Expenses:
	Administrative, mortality and
	expense risk charge	21,906	16,167	4,451	360
	Net investment income (loss)	4,085	37,414	(1,015)	1,861

Net realized and unrealized capital gains (losses)
	on investments
	Net realized capital gains (losses) on investments:
	Realized gain distributions	-	-	-	-
	Proceeds from sales	363,256	484,393	72,224	4,211
	Cost of investments sold	386,118	970,687	72,119	5,745
	Net realized capital gains (losses) on investments	(22,862)	(486,294)	105	(1,534)

	Net change in unrealized appreciation/depreciation
	of investments:
	Beginning of period	(171,262)	(660,910)	(5,627)	(3,234)
	End of period	225,679	41,597	100,660	(661)
	Net change in unrealized appreciation/depreciation
	of investments	396,941	702,507	106,287	2,573

	Net realized and unrealized capital gains (losses)
	on investments	374,079	216,213	106,392	1,039

	Increase (decrease) in net assets from operations	$ 378,164	$ 253,627	$ 105,377	$ 2,900

	See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

Item Description	Item Description	Transamerica WMC Diversified Growth VP	Transamerica Growth Opportunities VP	Transamerica Money Market VP	Transamerica Small/MidCap Value VP
		Subaccount	Subaccount	Subaccount	Subaccount
	Net investment income (loss)
	Income:
	Dividends	$ 44,100	$ 819	$ 53	$ 9,268
	Expenses:
	Administrative, mortality and
	expense risk charge	73,603	20,819	9,438	9,130
	Net investment income (loss)	(29,503)	(20,000)	(9,385)	138

Net realized and unrealized capital gains (losses)
	on investments
	Net realized capital gains (losses) on investments:
	Realized gain distributions	-	-	-	-
	Proceeds from sales	861,035	331,699	1,174,298	359,055
	Cost of investments sold	908,808	415,516	1,174,298	388,138
	Net realized capital gains (losses) on investments	(47,773)	(83,817)	-	(29,083)

	Net change in unrealized appreciation/depreciation
	of investments:
	Beginning of period	(1,906,907)	(364,715)	-	18,984
	End of period	(513,824)	469,655	-	361,375
	Net change in unrealized appreciation/depreciation
	of investments	1,393,083	834,370	-	342,391

	Net realized and unrealized capital gains (losses)
	on investments	1,345,310	750,553	-	313,308

	Increase (decrease) in net assets from operations	$ 1,315,807	$ 730,553	$ (9,385)	$ 313,446

	See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

Item Description	Item Description	Transamerica U.S. Government Securities VP	Transamerica Morgan Stanley Mid-Cap Growth VP	Transamerica Index 50 VP	Transamerica Index 75 VP
		Subaccount	Subaccount	Subaccount	Subaccount
	Net investment income (loss)
	Income:
	Dividends	$ 1,951	$ 5,238	$ 24	$ 36
	Expenses:
	Administrative, mortality and
	expense risk charge	426	39,401	10	31
	Net investment income (loss)	1,525	(34,163)	14	5

Net realized and unrealized capital gains (losses)
	on investments
	Net realized capital gains (losses) on investments:
	Realized gain distributions	1,399	-	20	28
	Proceeds from sales	66,087	512,405	59	3,122
	Cost of investments sold	66,128	412,879	58	2,943
	Net realized capital gains (losses) on investments	1,358	99,526	21	207

	Net change in unrealized appreciation/depreciation
	of investments:
	Beginning of period	680	472,632	-	1
	End of period	(706)	1,685,926	138	799
	Net change in unrealized appreciation/depreciation
	of investments	(1,386)	1,213,294	138	798

	Net realized and unrealized capital gains (losses)
	on investments	(28)	1,312,820	159	1,005

	Increase (decrease) in net assets from operations	$ 1,497	$ 1,278,657	$ 173	$ 1,010

	See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

Item Description	Item Description	Transamerica Efficient Markets VP	Transamerica Hanlon Balanced VP	Transamerica Hanlon Growth & Income VP	Transamerica Hanlon Growth VP
		Subaccount	Subaccount	Subaccount	Subaccount
	Net investment income (loss)
	Income:
	Dividends	$ -	$ 468	$ 665	$ 3,266
	Expenses:
	Administrative, mortality and
	expense risk charge	16	1,076	928	3,236
	Net investment income (loss)	(16)	(608)	(263)	30

Net realized and unrealized capital gains (losses)
	on investments
	Net realized capital gains (losses) on investments:
	Realized gain distributions	-	227	383	2,163
	Proceeds from sales	155	11,300	11,666	242,670
	Cost of investments sold	150	10,503	10,855	235,417
	Net realized capital gains (losses) on investments	5	1,024	1,194	9,416

	Net change in unrealized appreciation/depreciation
	of investments:
	Beginning of period	-	7,948	4,315	31,002
	End of period	513	4,064	2,614	9,620
	Net change in unrealized appreciation/depreciation
	of investments	513	(3,884)	(1,701)	(21,382)

	Net realized and unrealized capital gains (losses)
	on investments	518	(2,860)	(507)	(11,966)

	Increase (decrease) in net assets from operations	$ 502	$ (3,468)	$ (770)	$ (11,936)

	See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

Item Description	Item Description	Transamerica Hanlon Managed Income VP	Transamerica Multi Managed Large Cap Core VP	Transamerica Foxhall Emerging Markets/Pacific Rim VP	Transamerica Foxhall Global Conservative VP
		Subaccount	Subaccount	Subaccount	Subaccount
	Net investment income (loss)
	Income:
	Dividends	$ 1,083	$ 305	$ 1,164	$ 32
	Expenses:
	Administrative, mortality and
	expense risk charge	5,360	467	2,999	245
	Net investment income (loss)	(4,277)	(162)	(1,835)	(213)

Net realized and unrealized capital gains (losses)
	on investments
	Net realized capital gains (losses) on investments:
	Realized gain distributions	1,810	-	2,789	18
	Proceeds from sales	352,720	1,746	131,187	6,782
	Cost of investments sold	328,808	1,294	124,583	7,038
	Net realized capital gains (losses) on investments	25,722	452	9,393	(238)

	Net change in unrealized appreciation/depreciation
	of investments:
	Beginning of period	21,544	2,381	13,218	75
	End of period	(976)	13,057	21,637	(1,281)
	Net change in unrealized appreciation/depreciation
	of investments	(22,520)	10,676	8,419	(1,356)

	Net realized and unrealized capital gains (losses)
	on investments	3,202	11,128	17,812	(1,594)

	Increase (decrease) in net assets from operations	$ (1,075)	$ 10,966	$ 15,977	$ (1,807)

	See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

Item Description	Item Description	Transamerica Foxhall Global Growth VP	Transamerica Foxhall Global Hard Asset VP	Transamerica Jennison Growth VP	Fidelity VIP Contrafund®
		Subaccount	Subaccount	Subaccount(1)	Subaccount
	Net investment income (loss)
	Income:
	Dividends	$ 1,025	$ 243	$ 47	$ 4,292
	Expenses:
	Administrative, mortality and
	expense risk charge	3,711	1,293	760	3,681
	Net investment income (loss)	(2,686)	(1,050)	(713)	611

Net realized and unrealized capital gains (losses)
	on investments
	Net realized capital gains (losses) on investments:
	Realized gain distributions	2,615	566	-	196
	Proceeds from sales	152,964	68,829	9,821	26,435
	Cost of investments sold	145,184	70,588	10,069	28,672
	Net realized capital gains (losses) on investments	10,395	(1,193)	(248)	(2,041)

	Net change in unrealized appreciation/depreciation
	of investments:
	Beginning of period	19,979	2,004	-	(78,143)
	End of period	32,316	6,734	9,606	(12,873)
	Net change in unrealized appreciation/depreciation
	of investments	12,337	4,730	9,606	65,270

	Net realized and unrealized capital gains (losses)
	on investments	22,732	3,537	9,358	63,229

	Increase (decrease) in net assets from operations	$ 20,046	$ 2,487	$ 8,645	$ 63,840

	See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

Item Description	Item Description	Fidelity VIP Equity-Income	Fidelity VIP Growth Opportunities	Fidelity VIP Index 500	ProFund VP Bull
		Subaccount	Subaccount	Subaccount	Subaccount
	Net investment income (loss)
	Income:
	Dividends	$ 4,389	$ -	$ 2,815	$ 26
	Expenses:
	Administrative, mortality and
	expense risk charge	2,401	1,278	1,280	150
	Net investment income (loss)	1,988	(1,278)	1,535	(124)

Net realized and unrealized capital gains (losses)
	on investments
	Net realized capital gains (losses) on investments:
	Realized gain distributions	-	-	2,468	-
	Proceeds from sales	24,451	37,568	19,025	4,918
	Cost of investments sold	30,914	44,489	24,091	4,223
	Net realized capital gains (losses) on investments	(6,463)	(6,921)	(2,598)	695

	Net change in unrealized appreciation/depreciation
	of investments:
	Beginning of period	(71,210)	6,509	(9,955)	1,796
	End of period	(30,390)	41,086	11,973	3,460
	Net change in unrealized appreciation/depreciation
	of investments	40,820	34,577	21,928	1,664

	Net realized and unrealized capital gains (losses)
	on investments	34,357	27,656	19,330	2,359

	Increase (decrease) in net assets from operations	$ 36,345	$ 26,378	$ 20,865	$ 2,235

	See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

Item Description	Item Description	ProFund VP NASDAQ-100	ProFund VP Small-Cap	ProFund VP Short Small-Cap	ProFund VP Money Market
		Subaccount	Subaccount	Subaccount	Subaccount
	Net investment income (loss)
	Income:
	Dividends	$ -	$ -	$ -	$ 27
	Expenses:
	Administrative, mortality and
	expense risk charge	589	995	270	1,030
	Net investment income (loss)	(589)	(995)	(270)	(1,003)

Net realized and unrealized capital gains (losses)
	on investments
	Net realized capital gains (losses) on investments:
	Realized gain distributions	-	-	-	-
	Proceeds from sales	59,785	310,157	77,630	546,267
	Cost of investments sold	57,889	282,547	87,353	546,267
	Net realized capital gains (losses) on investments	1,896	27,610	(9,723)	-

	Net change in unrealized appreciation/depreciation
	of investments:
	Beginning of period	3,545	2,608	(9,471)	-
	End of period	7,729	1,622	(12,327)	-
	Net change in unrealized appreciation/depreciation
	of investments	4,184	(986)	(2,856)	-

	Net realized and unrealized capital gains (losses)
	on investments	6,080	26,624	(12,579)	-

	Increase (decrease) in net assets from operations	$ 5,491	$ 25,629	$ (12,849)	$ (1,003)

	See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

Item Description	Item Description	Access VP High Yield	ProFund VP Europe 30	ProFund VP Oil & Gas	ProFund VP UltraSmall-Cap
		Subaccount	Subaccount	Subaccount	Subaccount
	Net investment income (loss)
	Income:
	Dividends	$ 352	$ 11	$ 165	$ -
	Expenses:
	Administrative, mortality and
	expense risk charge	23	10	415	48
	Net investment income (loss)	329	1	(250)	(48)

Net realized and unrealized capital gains (losses)
	on investments
	Net realized capital gains (losses) on investments:
	Realized gain distributions	-	-	-	-
	Proceeds from sales	2,918	75	10,769	97,059
	Cost of investments sold	2,736	80	10,104	93,762
	Net realized capital gains (losses) on investments	182	(5)	665	3,297

	Net change in unrealized appreciation/depreciation
	of investments:
	Beginning of period	401	(4)	1,230	8
	End of period	216	64	12,472	354
	Net change in unrealized appreciation/depreciation
	of investments	(185)	68	11,242	346

	Net realized and unrealized capital gains (losses)
	on investments	(3)	63	11,907	3,643

	Increase (decrease) in net assets from operations	$ 326	$ 64	$ 11,657	$ 3,595

	See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

Item Description	Item Description	ProFund VP Utilities	ProFund VP Consumer Services	ProFund VP Pharmaceuticals	ProFund VP Small-Cap Value
		Subaccount	Subaccount	Subaccount	Subaccount
	Net investment income (loss)
	Income:
	Dividends	$ 370	$ -	$ 169	$ 174
	Expenses:
	Administrative, mortality and
	expense risk charge	178	47	32	1,091
	Net investment income (loss)	192	(47)	137	(917)

Net realized and unrealized capital gains (losses)
	on investments
	Net realized capital gains (losses) on investments:
	Realized gain distributions	-	-	-	-
	Proceeds from sales	58,582	54	1,512	308,424
	Cost of investments sold	56,494	51	1,451	273,948
	Net realized capital gains (losses) on investments	2,088	3	61	34,476

	Net change in unrealized appreciation/depreciation
	of investments:
	Beginning of period	597	(41)	593	8,814
	End of period	314	1,097	285	4,085
	Net change in unrealized appreciation/depreciation
	of investments	(283)	1,138	(308)	(4,729)

	Net realized and unrealized capital gains (losses)
	on investments	1,805	1,141	(247)	29,747

	Increase (decrease) in net assets from operations	$ 1,997	$ 1,094	$ (110)	$ 28,830

	See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

Item Description	Item Description	ProFund VP Falling US Dollar	ProFund VP Emerging Markets	ProFund VP International	ProFund VP Asia 30
Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ -	$ -	$ -	$43
Expenses:
Administrative, mortality and
expense risk charge	47	1,851	93	585
Net investment income (loss)	(47)	(1,851)	(93)	(542)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	2,156	644	-
Proceeds from sales	4,151	355,337	15,487	144,835
Cost of investments sold	4,317	325,849	16,735	132,661
Net realized capital gains (losses) on investments	(166)	31,644	(604)	12,174

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	(205)	27,049	1,039	5,695
End of period	(209)	25,527	1,206	10,003
Net change in unrealized appreciation/depreciation
of investments	(4)	(1,522)	167	4,308

Net realized and unrealized capital gains (losses)
on investments	(170)	30,122	(437)	16,482

Increase (decrease) in net assets from operations	$ (217)	$ 28,271	$ (530)	$ 15,940

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

Item Description	Item Description	ProFund VP Japan	ProFund VP Short NASDAQ-100	ProFund VP U.S. Government Plus	ProFund VP Basic Materials
		Subaccount	Subaccount	Subaccount	Subaccount
	Net investment income (loss)
	Income:
	Dividends	$ -	$ -	$ 207	$ 495
	Expenses:
	Administrative, mortality and
	expense risk charge	20	76	421	860
	Net investment income (loss)	(20)	(76)	(214)	(365)

Net realized and unrealized capital gains (losses)
	on investments
	Net realized capital gains (losses) on investments:
	Realized gain distributions	-	-	-	-
	Proceeds from sales	121	23,023	107,534	72,437
	Cost of investments sold	121	25,654	109,605	69,648
	Net realized capital gains (losses) on investments	-	(2,631)	(2,071)	2,789

	Net change in unrealized appreciation/depreciation
	of investments:
	Beginning of period	1	(1,752)	(1,505)	4,284
	End of period	233	(2,989)	(3,333)	28,039
	Net change in unrealized appreciation/depreciation
	of investments	232	(1,237)	(1,828)	23,755

	Net realized and unrealized capital gains (losses)
	on investments	232	(3,868)	(3,899)	26,544

	Increase (decrease) in net assets from operations	$ 212	$ (3,944)	$ (4,113)	$ 26,179

	See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

Item Description	Item Description	ProFund VP Financials	ProFund VP Precious Metals	ProFund VP Telecommunications	ProFund VP Mid-Cap
		Subaccount	Subaccount	Subaccount	Subaccount
	Net investment income (loss)
	Income:
	Dividends	$ 85	$ -	$ 292	$ -
	Expenses:
	Administrative, mortality and
	expense risk charge	287	772	86	2,769
	Net investment income (loss)	(202)	(772)	206	(2,769)

Net realized and unrealized capital gains (losses)
	on investments
	Net realized capital gains (losses) on investments:
	Realized gain distributions	-	-	-	35,184
	Proceeds from sales	1,844	243,306	1,001	505,629
	Cost of investments sold	1,470	232,098	953	488,149
	Net realized capital gains (losses) on investments	374	11,208	48	52,664

	Net change in unrealized appreciation/depreciation
	of investments:
	Beginning of period	4,539	606	212	31,176
	End of period	7,430	23,569	1,477	26,088
	Net change in unrealized appreciation/depreciation
	of investments	2,891	22,963	1,265	(5,088)

	Net realized and unrealized capital gains (losses)
	on investments	3,265	34,171	1,313	47,576

	Increase (decrease) in net assets from operations	$ 3,063	$ 33,399	$ 1,519	$ 44,807

	See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

Item Description	Item Description	ProFund VP Short Emerging Markets	ProFund VP Short International	Franklin Templeton VIP Founding Funds Allocation	AllianceBernstein Balanced Wealth Strategy
		Subaccount	Subaccount	Subaccount	Subaccount
	Net investment income (loss)
	Income:
	Dividends	$ -	$ -	$ -	$ -
	Expenses:
	Administrative, mortality and
	expense risk charge	68	105	-	-
	Net investment income (loss)	(68)	(105)	-	-

Net realized and unrealized capital gains (losses)
	on investments
	Net realized capital gains (losses) on investments:
	Realized gain distributions	-	-	-	-
	Proceeds from sales	94,520	110,414	-	-
	Cost of investments sold	93,721	108,697	-	-
	Net realized capital gains (losses) on investments	799	1,717	-	-

	Net change in unrealized appreciation/depreciation
	of investments:
	Beginning of period	(281)	(1)	-	-
	End of period	(217)	(681)	-	-
	Net change in unrealized appreciation/depreciation
	of investments	64	(680)	-	-

	Net realized and unrealized capital gains (losses)
	on investments	863	1,037	-	-

	Increase (decrease) in net assets from operations	$ 795	$ 932	$ -	$ -

	See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica JPMorgan Core Bond VP		Transamerica Asset Allocation - Conservative VP
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 24,885	$ 17,632	$ 12,782	$ 18,537
Net realized capital gains (losses)
on investments	3,950	4,154	(11,606)	(50,071)
Net change in unrealized appreciation/
depreciation of investments	5,037	18,726	40,501	146,023
Increase (decrease) in net assets
from operations	33,872	40,512	41,677	114,489

Contract transactions
Net contract purchase payments	65,249	29,869	89,894	77,096
Transfer payments from (to) other
subaccounts or general account	(6,576)	47,623	(25,406)	(57,812)
Contract terminations, withdrawals,
and other deductions	(26,066)	(24,208)	(12,951)	(17,197)
Contract maintenance charges	(30,987)	(33,928)	(59,852)	(62,482)
Increase (decrease) in net assets
from contract transactions	1,620	19,356	(8,315)	(60,395)
Net increase (decrease) in net assets	35,492	59,868	33,362	54,094

Net assets:
Beginning of the period	480,815	420,947	549,683	495,589
End of the period	$ 516,307	$ 480,815	$ 583,045	$ 549,683

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica Asset Allocation - Growth VP		Transamerica Asset Allocation - Moderate Growth VP
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 29,408	$ 200,625	$ 185,674	$ 278,991
Net realized capital gains (losses)
on investments	(604,669)	381,698	(173,827)	289,369
Net change in unrealized appreciation/
depreciation of investments	2,421,392	2,249,096	1,583,653	2,201,643
Increase (decrease) in net assets
from operations	1,846,131	2,831,419	1,595,500	2,770,003

Contract transactions
Net contract purchase payments	2,340,810	3,034,545	2,517,325	2,848,570
Transfer payments from (to) other
subaccounts or general account	(356,980)	(101,634)	(455,422)	(383,117)
Contract terminations, withdrawals,
and other deductions	(452,187)	(327,749)	(456,210)	(474,254)
Contract maintenance charges	(964,546)	(990,398)	(996,589)	(1,047,785)
Increase (decrease) in net assets
from contract transactions	567,097	1,614,764	609,104	943,414
Net increase (decrease) in net assets	2,413,228	4,446,183	2,204,604	3,713,417

Net assets:
Beginning of the period	12,909,664	8,463,481	13,103,944	9,390,527
End of the period	$ 15,322,892	$ 12,909,664	$ 15,308,548	$ 13,103,944

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica Asset Allocation - Moderate VP		Transamerica MFS International Equity VP
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 82,356	$ 107,716	$ 5,714	$ 18,199
Net realized capital gains (losses)
on investments	(55,560)	13,772	(37,126)	(59,100)
Net change in unrealized appreciation/
depreciation of investments	327,071	595,213	146,528	319,287
Increase (decrease) in net assets
from operations	353,867	716,701	115,116	278,386

Contract transactions
Net contract purchase payments	597,237	681,719	154,301	186,602
Transfer payments from (to) other
subaccounts or general account	(163,674)	114,207	(12,974)	(28,409)
Contract terminations, withdrawals,
and other deductions	(118,900)	(132,171)	(59,152)	(17,981)
Contract maintenance charges	(334,915)	(328,469)	(62,507)	(63,916)
Increase (decrease) in net assets
from contract transactions	(20,252)	335,286	19,668	76,296
Net increase (decrease) in net assets	333,615	1,051,987	134,784	354,682

Net assets:
Beginning of the period	3,782,902	2,730,915	1,209,324	854,642
End of the period	$ 4,116,517	$ 3,782,902	$ 1,344,108	$ 1,209,324

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica Clarion Global Real Estate Securities VP		Transamerica Federated Market Opportunity VP
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 43,025	$ (5,849)	$ 27,876	$ 23,486
Net realized capital gains (losses)
on investments	(162,787)	(290,495)	(28,592)	53,756
Net change in unrealized appreciation/
depreciation of investments	232,218	495,855	(9,084)	(45,312)
Increase (decrease) in net assets
from operations	112,456	199,511	(9,800)	31,930

Contract transactions
Net contract purchase payments	79,962	83,364	110,972	115,497
Transfer payments from (to) other
subaccounts or general account	(7,499)	19,680	(28,983)	(45,802)
Contract terminations, withdrawals,
and other deductions	(24,657)	(32,055)	(28,818)	(38,135)
Contract maintenance charges	(53,752)	(55,262)	(67,321)	(72,519)
Increase (decrease) in net assets
from contract transactions	(5,946)	15,727	(14,150)	(40,959)
Net increase (decrease) in net assets	106,510	215,238	(23,950)	(9,029)

Net assets:
Beginning of the period	818,354	603,116	982,925	991,954
End of the period	$ 924,864	$ 818,354	$ 958,975	$ 982,925

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica International Moderate Growth VP		Transamerica JPMorgan Mid Cap Value VP
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 16,007	$ 12,818	$ 2,482	$ 2,192
Net realized capital gains (losses)
on investments	(45,611)	(44,293)	(2,746)	2,531
Net change in unrealized appreciation/
depreciation of investments	113,079	213,084	54,048	51,047
Increase (decrease) in net assets
from operations	83,475	181,609	53,784	55,770

Contract transactions
Net contract purchase payments	206,710	237,085	-	-
Transfer payments from (to) other
subaccounts or general account	(63,424)	(10,482)	(2,734)	(5,588)
Contract terminations, withdrawals,
and other deductions	(41,256)	(17,058)	(28,874)	(5,504)
Contract maintenance charges	(70,255)	(81,951)	(3,927)	(2,861)
Increase (decrease) in net assets
from contract transactions	31,775	127,594	(35,535)	(13,953)
Net increase (decrease) in net assets	115,250	309,203	18,249	41,817

Net assets:
Beginning of the period	849,342	540,139	272,948	231,131
End of the period	$ 964,592	$ 849,342	$ 291,197	$ 272,948

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica JPMorgan Enhanced Index VP		Transamerica BlackRock Large Cap Value VP
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 304	$ 556	$ (260)	$ 2,020
Net realized capital gains (losses)
on investments	(703)	(3,222)	(55,189)	(123,676)
Net change in unrealized appreciation/
depreciation of investments	10,006	15,155	107,698	162,632
Increase (decrease) in net assets
from operations	9,607	12,489	52,249	40,976

Contract transactions
Net contract purchase payments	10,240	10,855	91,809	20,470
Transfer payments from (to) other
subaccounts or general account	(21)	4,298	303,774	76,347
Contract terminations, withdrawals,
and other deductions	(325)	(1,949)	(27,343)	(17,557)
Contract maintenance charges	(3,230)	(3,087)	(45,510)	(29,716)
Increase (decrease) in net assets
from contract transactions	6,664	10,117	322,730	49,544
Net increase (decrease) in net assets	16,271	22,606	374,979	90,520

Net assets:
Beginning of the period	62,540	39,934	440,787	350,267
End of the period	$ 78,811	$ 62,540	$ 815,766	$ 440,787

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica Aegon High Yield Bond VP		Transamerica PIMCO Total Return VP
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 12,629	$ 4,609	$ 5,973	$ 8,353
Net realized capital gains (losses)
on investments	5,486	(6,195)	6,456	2,875
Net change in unrealized appreciation/
depreciation of investments	(7,810)	16,989	(2,309)	11,926
Increase (decrease) in net assets
from operations	10,305	15,403	10,120	23,154

Contract transactions
Net contract purchase payments	15,250	46,180	30,013	61,510
Transfer payments from (to) other
subaccounts or general account	(1,590)	8,744	(28,010)	5,067
Contract terminations, withdrawals,
and other deductions	(296)	(2,459)	(1,942)	(28,734)
Contract maintenance charges	(6,118)	(4,493)	(14,921)	(13,377)
Increase (decrease) in net assets
from contract transactions	7,246	47,972	(14,860)	24,466
Net increase (decrease) in net assets	17,551	63,375	(4,740)	47,620

Net assets:
Beginning of the period	81,663	18,288	177,274	129,654
End of the period	$ 99,214	$ 81,663	$ 172,534	$ 177,274

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica Focus VP		Transamerica T. Rowe Price Small Cap VP
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ (415)	$ 14,196	$ (6,005)	$ (4,451)
Net realized capital gains (losses)
on investments	(46,043)	(51,629)	63,235	(200,309)
Net change in unrealized appreciation/
depreciation of investments	306,305	245,004	192,920	387,154
Increase (decrease) in net assets
from operations	259,847	207,571	250,150	182,394

Contract transactions
Net contract purchase payments	117,656	81,205	346,566	29,448
Transfer payments from (to) other
subaccounts or general account	16,510	8,385	(25,139)	(6,675)
Contract terminations, withdrawals,
and other deductions	(40,040)	(24,947)	(13,167)	(22,134)
Contract maintenance charges	(64,535)	(63,616)	(38,898)	(35,582)
Increase (decrease) in net assets
from contract transactions	29,591	1,027	269,362	(34,943)
Net increase (decrease) in net assets	289,438	208,598	519,512	147,451

Net assets:
Beginning of the period	979,853	771,255	608,667	461,216
End of the period	$ 1,269,291	$ 979,853	$ 1,128,179	$ 608,667

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica Diversified Equity VP		Transamerica Third Avenue Value VP
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 4,085	$ 11,073	$ 37,414	$ (13,586)
Net realized capital gains (losses)
on investments	(22,862)	(43,449)	(486,294)	(302,228)
Net change in unrealized appreciation/
depreciation of investments	396,941	492,112	702,507	777,473
Increase (decrease) in net assets
from operations	378,164	459,736	253,627	461,659

Contract transactions
Net contract purchase payments	177,498	267,419	18,223	218,248
Transfer payments from (to) other
subaccounts or general account	569,371	(5,591)	(104,773)	(15,911)
Contract terminations, withdrawals,
and other deductions	(177,287)	(69,726)	(113,236)	(40,999)
Contract maintenance charges	(166,530)	(145,815)	(97,332)	(100,594)
Increase (decrease) in net assets
from contract transactions	403,052	46,287	(297,118)	60,744
Net increase (decrease) in net assets	781,216	506,023	(43,491)	522,403

Net assets:
Beginning of the period	2,156,243	1,650,220	1,922,551	1,400,148
End of the period	$ 2,937,459	$ 2,156,243	$ 1,879,060	$ 1,922,551

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica Balanced VP		Transamerica AllianceBernstein Dynamic Allocation VP
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ (1,015)	$ 440	$ 1,861	$ 865
Net realized capital gains (losses)
on investments	105	(949)	(1,534)	(3,864)
Net change in unrealized appreciation/
depreciation of investments	106,287	12,323	2,573	10,977
Increase (decrease) in net assets
from operations	105,377	11,814	2,900	7,978

Contract transactions
Net contract purchase payments	78,826	11,138	8,461	6,183
Transfer payments from (to) other
subaccounts or general account	639,029	(2,433)	67	729
Contract terminations, withdrawals,
and other deductions	(33,738)	(139)	(941)	(2,470)
Contract maintenance charges	(38,287)	(4,983)	(2,253)	(1,912)
Increase (decrease) in net assets
from contract transactions	645,830	3,583	5,334	2,530
Net increase (decrease) in net assets	751,207	15,397	8,234	10,508

Net assets:
Beginning of the period	58,735	43,338	35,635	25,127
End of the period	$ 809,942	$ 58,735	$ 43,869	$ 35,635

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica WMC Diversified Growth VP		Transamerica Growth Opportunities VP
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ (29,503)	$ 5,822	$ (20,000)	$ (8,982)
Net realized capital gains (losses)
on investments	(47,773)	(218,724)	(83,817)	(191,802)
Net change in unrealized appreciation/
depreciation of investments	1,393,083	2,027,455	834,370	752,570
Increase (decrease) in net assets
from operations	1,315,807	1,814,553	730,553	551,786

Contract transactions
Net contract purchase payments	797,729	949,139	402,697	168,126
Transfer payments from (to) other
subaccounts or general account	(61,227)	(17,710)	68,372	10,217
Contract terminations, withdrawals,
and other deductions	(468,048)	(378,676)	(97,886)	(56,294)
Contract maintenance charges	(595,053)	(606,982)	(129,267)	(124,344)
Increase (decrease) in net assets
from contract transactions	(326,599)	(54,229)	243,916	(2,295)
Net increase (decrease) in net assets	989,208	1,760,324	974,469	549,491

Net assets:
Beginning of the period	8,131,239	6,370,915	2,013,713	1,464,222
End of the period	$ 9,120,447	$ 8,131,239	$ 2,988,182	$ 2,013,713

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica Money Market VP		Transamerica Small/MidCap Value VP
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ (9,385)	$ (9,685)	$ 138	$ 13,417
Net realized capital gains (losses)
on investments	-	-	(29,083)	(80,882)
Net change in unrealized appreciation/
depreciation of investments	-	-	342,391	275,144
Increase (decrease) in net assets
from operations	(9,385)	(9,685)	313,446	207,679

Contract transactions
Net contract purchase payments	289,276	42,001	267,647	221,531
Transfer payments from (to) other
subaccounts or general account	(76,637)	(605,729)	42,329	(28,417)
Contract terminations, withdrawals,
and other deductions	(71,693)	(67,309)	(23,150)	(16,463)
Contract maintenance charges	(85,943)	(113,806)	(49,559)	(40,200)
Increase (decrease) in net assets
from contract transactions	55,003	(744,843)	237,267	136,451
Net increase (decrease) in net assets	45,618	(754,528)	550,713	344,130

Net assets:
Beginning of the period	958,856	1,713,384	747,842	403,712
End of the period	$ 1,004,474	$ 958,856	$ 1,298,555	$ 747,842

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica U.S. Government Securities VP		Transamerica Morgan Stanley Mid-Cap Growth VP
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 1,525	$ 955	$ (34,163)	$ (28,023)
Net realized capital gains (losses)
on investments	1,358	8,873	99,526	(16,189)
Net change in unrealized appreciation/
depreciation of investments	(1,386)	(8,260)	1,213,294	1,520,460
Increase (decrease) in net assets
from operations	1,497	1,568	1,278,657	1,476,248

Contract transactions
Net contract purchase payments	38,590	-	560,916	332,178
Transfer payments from (to) other
subaccounts or general account	(10,544)	(177,168)	47,744	76,017
Contract terminations, withdrawals,
and other deductions	(6,696)	(4,669)	(218,266)	(161,989)
Contract maintenance charges	(3,580)	(8,027)	(232,566)	(226,813)
Increase (decrease) in net assets
from contract transactions	17,770	(189,864)	157,828	19,393
Net increase (decrease) in net assets	19,267	(188,296)	1,436,485	1,495,641

Net assets:
Beginning of the period	37,166	225,462	3,899,954	2,404,313
End of the period	$ 56,433	$ 37,166	$ 5,336,439	$ 3,899,954

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica Index 50 VP		Transamerica Index 75 VP
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 14	$ -	$ 5	$ -
Net realized capital gains (losses)
on investments	21	-	207	-
Net change in unrealized appreciation/
depreciation of investments	138	-	798	1
Increase (decrease) in net assets
from operations	173	-	1,010	1

Contract transactions
Net contract purchase payments	777	-	11,300	-
Transfer payments from (to) other
subaccounts or general account	1,739	-	5,072	(1)
Contract terminations, withdrawals,
and other deductions	-	-	-	-
Contract maintenance charges	(160)	-	(603)	-
Increase (decrease) in net assets
from contract transactions	2,356	-	15,769	(1)
Net increase (decrease) in net assets	2,529	-	16,779	-

Net assets:
Beginning of the period	-	-	-	-
End of the period	$ 2,529	$ -	$ 16,779	$ -

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica Efficient Markets VP		Transamerica Hanlon Balanced VP
	Subaccount		Subaccount
	2010	2009(1)	2010	2009(1)
Operations
Net investment income (loss)	$ (16)	$ -	$ (608)	$ (306)
Net realized capital gains (losses)
on investments	5	9	1,024	290
Net change in unrealized appreciation/
depreciation of investments	513	-	(3,884)	7,948
Increase (decrease) in net assets
from operations	502	9	(3,468)	7,932

Contract transactions
Net contract purchase payments	450	-	58,039	66,790
Transfer payments from (to) other
subaccounts or general account	7,180	(9)	34,224	24,338
Contract terminations, withdrawals,
and other deductions	-	-	(733)	-
Contract maintenance charges	(140)	-	(18,543)	(5,791)
Increase (decrease) in net assets
from contract transactions	7,490	(9)	72,987	85,337
Net increase (decrease) in net assets	7,992	-	69,519	93,269

Net assets:
Beginning of the period	-	-	93,269	-
End of the period	$ 7,992	$ -	$ 162,788	$ 93,269

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica Hanlon Growth & Income VP		Transamerica Hanlon Growth VP
	Subaccount		Subaccount
	2010	2009(1)	2010	2009(1)
Operations
Net investment income (loss)	$ (263)	$ (181)	$ 30	$ (1,481)
Net realized capital gains (losses)
on investments	1,194	421	9,416	3,421
Net change in unrealized appreciation/
depreciation of investments	(1,701)	4,315	(21,382)	31,002
Increase (decrease) in net assets
from operations	(770)	4,555	(11,936)	32,942

Contract transactions
Net contract purchase payments	65,163	31,211	103,732	155,484
Transfer payments from (to) other
subaccounts or general account	24,553	36,110	(54,438)	163,407
Contract terminations, withdrawals,
and other deductions	(133)	(34)	(3,237)	-
Contract maintenance charges	(9,481)	(2,461)	(26,222)	(11,484)
Increase (decrease) in net assets
from contract transactions	80,102	64,826	19,835	307,407
Net increase (decrease) in net assets	79,332	69,381	7,899	340,349

Net assets:
Beginning of the period	69,381	-	340,349	-
End of the period	$ 148,713	$ 69,381	$ 348,248	$ 340,349

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica Hanlon Managed Income VP		Transamerica Multi Managed Large Cap Core VP
	Subaccount		Subaccount
	2010	2009(1)	2010	2009(1)
Operations
Net investment income (loss)	$ (4,277)	$ (1,270)	$ (162)	$ (9)
Net realized capital gains (losses)
on investments	25,722	838	452	137
Net change in unrealized appreciation/
depreciation of investments	(22,520)	21,544	10,676	2,381
Increase (decrease) in net assets
from operations	(1,075)	21,112	10,966	2,509

Contract transactions
Net contract purchase payments	148,685	123,037	78,541	14,355
Transfer payments from (to) other
subaccounts or general account	8,767	328,974	4,696	14,620
Contract terminations, withdrawals,
and other deductions	(18,268)	-	-	-
Contract maintenance charges	(47,847)	(11,573)	(2,559)	(523)
Increase (decrease) in net assets
from contract transactions	91,337	440,438	80,678	28,452
Net increase (decrease) in net assets	90,262	461,550	91,644	30,961

Net assets:
Beginning of the period	461,550	-	30,961	-
End of the period	$ 551,812	$ 461,550	$ 122,605	$ 30,961

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica Foxhall Emerging Markets/Pacific Rim VP		Transamerica Foxhall Global Conservative VP
	Subaccount		Subaccount
	2010	2009(1)	2010	2009(1)
Operations
Net investment income (loss)	$ (1,835)	$ (632)	$ (213)	$ (72)
Net realized capital gains (losses)
on investments	9,393	634	(238)	25
Net change in unrealized appreciation/
depreciation of investments	8,419	13,218	(1,356)	75
Increase (decrease) in net assets
from operations	15,977	13,220	(1,807)	28

Contract transactions
Net contract purchase payments	125,623	77,628	16,239	8,546
Transfer payments from (to) other
subaccounts or general account	20,161	173,442	5,175	18,269
Contract terminations, withdrawals,
and other deductions	(1,198)	-	-	-
Contract maintenance charges	(25,843)	(5,447)	(6,344)	(2,256)
Increase (decrease) in net assets
from contract transactions	118,743	245,623	15,070	24,559
Net increase (decrease) in net assets	134,720	258,843	13,263	24,587

Net assets:
Beginning of the period	258,843	-	24,587	-
End of the period	$ 393,563	$ 258,843	$ 37,850	$ 24,587

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica Foxhall Global Growth VP		Transamerica Foxhall Global Hard Asset VP
	Subaccount		Subaccount
	2010	2009(1)	2010	2009(1)
Operations
Net investment income (loss)	$ (2,686)	$ (942)	$ (1,050)	$ (245)
Net realized capital gains (losses)
on investments	10,395	419	(1,193)	(239)
Net change in unrealized appreciation/
depreciation of investments	12,337	19,979	4,730	2,004
Increase (decrease) in net assets
from operations	20,046	19,456	2,487	1,520

Contract transactions
Net contract purchase payments	129,459	143,345	42,237	49,896
Transfer payments from (to) other
subaccounts or general account	(3,219)	183,571	29,754	33,649
Contract terminations, withdrawals,
and other deductions	(3,257)	-	(73)	-
Contract maintenance charges	(27,472)	(7,096)	(13,670)	(1,906)
Increase (decrease) in net assets
from contract transactions	95,511	319,820	58,248	81,639
Net increase (decrease) in net assets	115,557	339,276	60,735	83,159

Net assets:
Beginning of the period	339,276	-	83,159	-
End of the period	$ 454,833	$ 339,276	$ 143,894	$ 83,159

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica Jennison Growth VP	Fidelity VIP Contrafund®
	Subaccount	Subaccount
	2010(1)	2010	2009
Operations
Net investment income (loss)	$ (713)	$ 611	$ 1,060
Net realized capital gains (losses)
on investments	(248)	(2,041)	(6,373)
Net change in unrealized appreciation/
depreciation of investments	9,606	65,270	106,845
Increase (decrease) in net assets
from operations	8,645	63,840	101,532

Contract transactions
Net contract purchase payments	7,674	36,370	47,637
Transfer payments from (to) other
subaccounts or general account	132,995	(3,466)	1,250
Contract terminations, withdrawals,
and other deductions	(1,130)	(8,516)	(13,161)
Contract maintenance charges	(6,932)	(22,265)	(21,897)
Increase (decrease) in net assets
from contract transactions	132,607	2,123	13,829
Net increase (decrease) in net assets	141,252	65,963	115,361

Net assets:
Beginning of the period	-	398,724	283,363
End of the period	$ 141,252	$ 464,687	$ 398,724

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Fidelity VIP Equity-Income		Fidelity VIP Growth Opportunities
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 1,988	$ 2,786	$ (1,278)	$ (739)
Net realized capital gains (losses)
on investments	(6,463)	(7,467)	(6,921)	(11,699)
Net change in unrealized appreciation/
depreciation of investments	40,820	64,574	34,577	51,653
Increase (decrease) in net assets
from operations	36,345	59,893	26,378	39,215

Contract transactions
Net contract purchase payments	25,674	28,771	17,373	19,819
Transfer payments from (to) other
subaccounts or general account	(5,070)	(1,553)	(497)	10,799
Contract terminations, withdrawals,
and other deductions	(9,975)	(2,503)	(13,666)	(9,562)
Contract maintenance charges	(17,053)	(16,105)	(10,296)	(9,693)
Increase (decrease) in net assets
from contract transactions	(6,424)	8,610	(7,086)	11,363
Net increase (decrease) in net assets	29,921	68,503	19,292	50,578

Net assets:
Beginning of the period	264,131	195,628	131,867	81,289
End of the period	$ 294,052	$ 264,131	$ 151,159	$ 131,867

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Fidelity VIP Index 500		ProFund VP Bull
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 1,535	$ 1,598	$ (124)	$ 47
Net realized capital gains (losses)
on investments	(2,598)	(996)	695	562
Net change in unrealized appreciation/
depreciation of investments	21,928	21,742	1,664	1,568
Increase (decrease) in net assets
from operations	20,865	22,344	2,235	2,177

Contract transactions
Net contract purchase payments	40,792	36,505	3,683	1,765
Transfer payments from (to) other
subaccounts or general account	(7,098)	12,475	995	4,868
Contract terminations, withdrawals,
and other deductions	(2,785)	(1,701)	(428)	(238)
Contract maintenance charges	(9,625)	(7,759)	(3,070)	(1,458)
Increase (decrease) in net assets
from contract transactions	21,284	39,520	1,180	4,937
Net increase (decrease) in net assets	42,149	61,864	3,415	7,114

Net assets:
Beginning of the period	121,683	59,819	16,900	9,786
End of the period	$ 163,832	$ 121,683	$ 20,315	$ 16,900

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	ProFund VP NASDAQ-100		ProFund VP Small-Cap
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ (589)	$ (407)	$ (995)	$ (426)
Net realized capital gains (losses)
on investments	1,896	4,372	27,610	(4,987)
Net change in unrealized appreciation/
depreciation of investments	4,184	12,342	(986)	16,110
Increase (decrease) in net assets
from operations	5,491	16,307	25,629	10,697

Contract transactions
Net contract purchase payments	-	69,628	-	-
Transfer payments from (to) other
subaccounts or general account	28,290	(75,447)	93,370	(69,974)
Contract terminations, withdrawals,
and other deductions	(13,908)	(6,262)	(93,060)	(6,518)
Contract maintenance charges	(3,253)	(4,010)	(8,013)	(3,756)
Increase (decrease) in net assets
from contract transactions	11,129	(16,091)	(7,703)	(80,248)
Net increase (decrease) in net assets	16,620	216	17,926	(69,551)

Net assets:
Beginning of the period	38,552	38,336	23,699	93,250
End of the period	$ 55,172	$ 38,552	$ 41,625	$ 23,699

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	ProFund VP Short Small-Cap		ProFund VP Money Market
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ (270)	$ (177)	$ (1,003)	$ (595)
Net realized capital gains (losses)
on investments	(9,723)	(5,046)	-	-
Net change in unrealized appreciation/
depreciation of investments	(2,856)	(11,235)	-	-
Increase (decrease) in net assets
from operations	(12,849)	(16,458)	(1,003)	(595)

Contract transactions
Net contract purchase payments	49,241	-	36,049	-
Transfer payments from (to) other
subaccounts or general account	(22,112)	16,749	(30,703)	(56,614)
Contract terminations, withdrawals,
and other deductions	(1,136)	(594)	(2,415)	(27,580)
Contract maintenance charges	(3,837)	(5,378)	(10,165)	(9,528)
Increase (decrease) in net assets
from contract transactions	22,156	10,777	(7,234)	(93,722)
Net increase (decrease) in net assets	9,307	(5,681)	(8,237)	(94,317)

Net assets:
Beginning of the period	30,484	36,165	29,546	123,863
End of the period	$ 39,791	$ 30,484	$ 21,309	$ 29,546

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Access VP High Yield		ProFund VP Europe 30
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 329	$ 214	$ 1	$ 10
Net realized capital gains (losses)
on investments	182	(744)	(5)	(132)
Net change in unrealized appreciation/
depreciation of investments	(185)	401	68	(4)
Increase (decrease) in net assets
from operations	326	(129)	64	(126)

Contract transactions
Net contract purchase payments	578	12,809	749	122
Transfer payments from (to) other
subaccounts or general account	3,230	(9,265)	71	677
Contract terminations, withdrawals,
and other deductions	(2,426)	(26)	-	-
Contract maintenance charges	(590)	(655)	(92)	(23)
Increase (decrease) in net assets
from contract transactions	792	2,863	728	776
Net increase (decrease) in net assets	1,118	2,734	792	650

Net assets:
Beginning of the period	2,734	-	650	-
End of the period	$ 3,852	$ 2,734	$ 1,442	$ 650

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	ProFund VP Oil & Gas		ProFund VP UltraSmall-Cap
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ (250)	$ (241)	$ (48)	$ (13)
Net realized capital gains (losses)
on investments	665	2,794	3,297	(3,737)
Net change in unrealized appreciation/
depreciation of investments	11,242	1,508	346	1,330
Increase (decrease) in net assets
from operations	11,657	4,061	3,595	(2,420)

Contract transactions
Net contract purchase payments	57,442	32,109	-	-
Transfer payments from (to) other
subaccounts or general account	11,114	(436)	49,187	(15,982)
Contract terminations, withdrawals,
and other deductions	(1,527)	3	(50,410)	-
Contract maintenance charges	(5,220)	(4,112)	(401)	(118)
Increase (decrease) in net assets
from contract transactions	61,809	27,564	(1,624)	(16,100)
Net increase (decrease) in net assets	73,466	31,625	1,971	(18,520)

Net assets:
Beginning of the period	37,320	5,695	-	18,520
End of the period	$ 110,786	$ 37,320	$ 1,971	$ -

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	ProFund VP Utilities		ProFund VP Consumer Services
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 192	$ 146	$ (47)	$ -
Net realized capital gains (losses)
on investments	2,088	(168)	3	-
Net change in unrealized appreciation/
depreciation of investments	(283)	631	1,138	(42)
Increase (decrease) in net assets
from operations	1,997	609	1,094	(42)

Contract transactions
Net contract purchase payments	5,908	3,437	2,869	3,795
Transfer payments from (to) other
subaccounts or general account	(2,629)	286	(2)	(2)
Contract terminations, withdrawals,
and other deductions	(1,100)	-	-	-
Contract maintenance charges	(1,712)	(801)	(112)	(12)
Increase (decrease) in net assets
from contract transactions	467	2,922	2,755	3,781
Net increase (decrease) in net assets	2,464	3,531	3,849	3,739

Net assets:
Beginning of the period	5,404	1,873	3,739	-
End of the period	$ 7,868	$ 5,404	$ 7,588	$ 3,739

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	ProFund VP Pharmaceuticals		ProFund VP Small-Cap Value
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 137	$ 50	$ (917)	$ (551)
Net realized capital gains (losses)
on investments	61	(171)	34,476	5,090
Net change in unrealized appreciation/
depreciation of investments	(308)	593	(4,729)	8,813
Increase (decrease) in net assets
from operations	(110)	472	28,830	13,352

Contract transactions
Net contract purchase payments	1,925	12,972	-	39,057
Transfer payments from (to) other
subaccounts or general account	214	(8,735)	19,070	72,900
Contract terminations, withdrawals,
and other deductions	(1,309)	(54)	(110,682)	(965)
Contract maintenance charges	(591)	(782)	(6,655)	(3,738)
Increase (decrease) in net assets
from contract transactions	239	3,401	(98,267)	107,254
Net increase (decrease) in net assets	129	3,873	(69,437)	120,606

Net assets:
Beginning of the period	3,873	-	120,606	-
End of the period	$ 4,002	$ 3,873	$ 51,169	$ 120,606

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	ProFund VP Falling US Dollar		ProFund VP Emerging Markets
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ (47)	$ 677	$ (1,851)	$ (836)
Net realized capital gains (losses)
on investments	(166)	63	31,644	14,886
Net change in unrealized appreciation/
depreciation of investments	(4)	(202)	(1,522)	30,857
Increase (decrease) in net assets
from operations	(217)	538	28,271	44,907

Contract transactions
Net contract purchase payments	2,111	-	454,527	164,506
Transfer payments from (to) other
subaccounts or general account	(3,062)	2,890	(111,621)	43,995
Contract terminations, withdrawals,
and other deductions	-	-	(620)	(1,614)
Contract maintenance charges	(721)	(1,459)	(12,134)	(8,774)
Increase (decrease) in net assets
from contract transactions	(1,672)	1,431	330,152	198,113
Net increase (decrease) in net assets	(1,889)	1,969	358,423	243,020

Net assets:
Beginning of the period	8,291	6,322	252,291	9,271
End of the period	$ 6,402	$ 8,291	$ 610,714	$ 252,291

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	ProFund VP International		ProFund VP Asia 30
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ (93)	$ (49)	$ (542)	$ (68)
Net realized capital gains (losses)
on investments	(604)	314	12,174	11,248
Net change in unrealized appreciation/
depreciation of investments	167	1,149	4,308	5,694
Increase (decrease) in net assets
from operations	(530)	1,414	15,940	16,874

Contract transactions
Net contract purchase payments	-	988	-	117,003
Transfer payments from (to) other
subaccounts or general account	8,883	10,508	(104,411)	52,108
Contract terminations, withdrawals,
and other deductions	(626)	(141)	(8,000)	(285)
Contract maintenance charges	(1,583)	(1,064)	(3,126)	(4,458)
Increase (decrease) in net assets
from contract transactions	6,674	10,291	(115,537)	164,368
Net increase (decrease) in net assets	6,144	11,705	(99,597)	181,242

Net assets:
Beginning of the period	13,036	1,331	181,242	-
End of the period	$ 19,180	$ 13,036	$ 81,645	$ 181,242

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	ProFund VP Japan		ProFund VP Short NASDAQ-100
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ (20)	$ (3)	$ (76)	$ (32)
Net realized capital gains (losses)
on investments	-	234	(2,631)	(1,368)
Net change in unrealized appreciation/
depreciation of investments	232	(96)	(1,237)	(1,420)
Increase (decrease) in net assets
from operations	212	135	(3,944)	(2,820)

Contract transactions
Net contract purchase payments	4,991	17	24,965	7,541
Transfer payments from (to) other
subaccounts or general account	(1)	(805)	(5,152)	(4,422)
Contract terminations, withdrawals,
and other deductions	-	-	-	(99)
Contract maintenance charges	(101)	2	(590)	(473)
Increase (decrease) in net assets
from contract transactions	4,889	(786)	19,223	2,547
Net increase (decrease) in net assets	5,101	(651)	15,279	(273)

Net assets:
Beginning of the period	-	651	3,680	3,953
End of the period	$ 5,101	$ -	$ 18,959	$ 3,680

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	ProFund VP U.S. Government Plus		ProFund VP Basic Materials
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ (214)	$ (372)	$ (365)	$ (29)
Net realized capital gains (losses)
on investments	(2,071)	(19,960)	2,789	4,764
Net change in unrealized appreciation/
depreciation of investments	(1,828)	(11,777)	23,755	4,526
Increase (decrease) in net assets
from operations	(4,113)	(32,109)	26,179	9,261

Contract transactions
Net contract purchase payments	53,545	-	37,950	22,323
Transfer payments from (to) other
subaccounts or general account	(3,974)	(5,666)	38,792	31,202
Contract terminations, withdrawals,
and other deductions	(79)	(907)	(2,838)	(91)
Contract maintenance charges	(3,022)	(2,715)	(6,076)	(2,842)
Increase (decrease) in net assets
from contract transactions	46,470	(9,288)	67,828	50,592
Net increase (decrease) in net assets	42,357	(41,397)	94,007	59,853

Net assets:
Beginning of the period	7,340	48,737	64,162	4,309
End of the period	$ 49,697	$ 7,340	$ 158,169	$ 64,162

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	ProFund VP Financials		ProFund VP Precious Metals
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ (202)	$ 210	$ (772)	$ (12)
Net realized capital gains (losses)
on investments	374	(7,571)	11,208	15,490
Net change in unrealized appreciation/
depreciation of investments	2,891	5,648	22,963	(1,152)
Increase (decrease) in net assets
from operations	3,063	(1,713)	33,399	14,326

Contract transactions
Net contract purchase payments	12,799	11,225	-	50,055
Transfer payments from (to) other
subaccounts or general account	2	261	37,258	6,346
Contract terminations, withdrawals,
and other deductions	-	-	(32,771)	(206)
Contract maintenance charges	(2,647)	(2,313)	(5,612)	(3,884)
Increase (decrease) in net assets
from contract transactions	10,154	9,173	(1,125)	52,311
Net increase (decrease) in net assets	13,217	7,460	32,274	66,637

Net assets:
Beginning of the period	26,195	18,735	97,088	30,451
End of the period	$ 39,412	$ 26,195	$ 129,362	$ 97,088

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	ProFund VP Telecommunications		ProFund VP Mid-Cap
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 206	$ 581	$ (2,769)	$ (1,208)
Net realized capital gains (losses)
on investments	48	(5)	52,664	4,724
Net change in unrealized appreciation/
depreciation of investments	1,265	204	(5,088)	38,686
Increase (decrease) in net assets
from operations	1,519	780	44,807	42,202

Contract transactions
Net contract purchase payments	1,884	4,685	-	258,576
Transfer payments from (to) other
subaccounts or general account	5	4,067	(19,414)	36,591
Contract terminations, withdrawals,
and other deductions	-	-	(244,983)	(1,328)
Contract maintenance charges	(885)	(505)	(15,698)	(7,536)
Increase (decrease) in net assets
from contract transactions	1,004	8,247	(280,095)	286,303
Net increase (decrease) in net assets	2,523	9,027	(235,288)	328,505

Net assets:
Beginning of the period	9,300	273	417,801	89,296
End of the period	$ 11,823	$ 9,300	$ 182,513	$ 417,801

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	ProFund VP Short Emerging Markets		ProFund VP Short International
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ (68)	$ (27)	$ (105)	$ (32)
Net realized capital gains (losses)
on investments	799	(2,916)	1,717	(2,180)
Net change in unrealized appreciation/
depreciation of investments	64	(169)	(680)	137
Increase (decrease) in net assets
from operations	795	(3,112)	932	(2,075)

Contract transactions
Net contract purchase payments	13,039	11,568	47,119	9,466
Transfer payments from (to) other
subaccounts or general account	(13,401)	(7,023)	(33,429)	(7,419)
Contract terminations, withdrawals,
and other deductions	(1)	(85)	-	(1,258)
Contract maintenance charges	(540)	(434)	(947)	(403)
Increase (decrease) in net assets
from contract transactions	(903)	4,026	12,743	386
Net increase (decrease) in net assets	(108)	914	13,675	(1,689)

Net assets:
Beginning of the period	1,191	277	212	1,901
End of the period	$ 1,083	$ 1,191	$ 13,887	$ 212

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Franklin Templeton VIP Founding Funds Allocation		AllianceBernstein Balanced Wealth Strategy
	Subaccount		Subaccount
	2010	2009(1)	2010	2009(1)
Operations
Net investment income (loss)	$ -	$ -	$ -	$ -
Net realized capital gains (losses)
on investments	-	6	-	9
Net change in unrealized appreciation/
depreciation of investments	-	-	-	-
Increase (decrease) in net assets
from operations	-	6	-	9

Contract transactions
Net contract purchase payments	-	-	-	-
Transfer payments from (to) other
subaccounts or general account	-	(6)	-	(9)
Contract terminations, withdrawals,
and other deductions	-	-	-	-
Contract maintenance charges	-	-	-	-
Increase (decrease) in net assets
from contract transactions	-	(6)	-	(9)
Net increase (decrease) in net assets	-	-	-	-

Net assets:
Beginning of the period	-	-	-	-
End of the period	$ -	$ -	$ -	$ -

See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2010

1. Organization and Summary of Significant Accounting Policies

Organization

The TFLIC Series Life Account (the Separate Account) is a segregated investment account of Transamerica  Financial Life Insurance Company (TFLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940.  The Separate Account consists of multiple investment subaccounts.  Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund.

Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.  Activity in these specified investment subaccounts is available to contact owners of TFLIC Financial Freedom Builder, TFLIC Freedom Elite builder, TFLIC Freedom Elite Builder II, and TFLIC Freedom Wealth Protector.
Subaccount Investment by Mutual Fund:
Transamerica Series Trust - Initial Class
Transamerica JPMorgan Core Bond VP
Transamerica Asset Allocation - Conservative Portfolio VP
Transamerica Asset Allocation - Growth Portfolio VP
Transamerica Asset Allocation - Moderate Growth Portfolio VP
Transamerica Asset Allocation - Moderate Portfolio VP
Transamerica MFS International Equity VP
Transamerica Clarion Global Real Estate Securities VP
Transamerica Federated Market Opportunity VP
Transamerica International Moderate Growth Fund VP
Transamerica JPMorgan Mid Cap Value VP
Transamerica JPMorgan Enhanced Index VP
Transamerica BlackRock Large Cap Value VP
Transamerica Aegon High Yield Bond VP
Transamerica PIMCO Total Return VP
Transamerica Focus VP
Transamerica T. Rowe Price Small Cap VP
Transamerica Diversified Equity VP
Transamerica Third Avenue Value VP
Transamerica Balanced VP
Transamerica AllianceBernstein Dynamic Allocation VP
Transamerica WMC Diversified Growth VP
Transamerica Growth Opportunities VP
Transamerica Money Market VP
Transamerica Small/Mid-Cap Value VP
Transamerica U.S. Government Securities VP

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2010

1.Organization and Summary of Significant Accounting Policies (continued)
Subaccount Investment by Mutual Fund (continued):

Transamerica Series Trust - Initial Class
Transamerica Morgan Stanley Mid-Cap Growth VP
Transamerica Index 50 VP
Transamerica Index 75 VP
Transamerica Efficient Markets VP
Transamerica Hanlon Balanced VP
Transamerica Hanlon Growth & Income VP
Transamerica Hanlon Growth VP
Transamerica Hanlon Managed Income VP
Transamerica Multi Managed Large Cap Core VP
Transamerica Foxhall Emerging Markets/Pacific Rim VP
Transamerica Foxhall Global Conservative VP
Transamerica Foxhall Global Growth VP
Transamerica Foxhall Global Hard Asset VP
Transamerica Jennison Growth VP
Fidelity® Variable Insurance Products Fund - Service Class 2
Fidelity VIP Contrafund® Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Opportunities Portfolio
Fidelity VIP Index 500 Portfolio
ProFunds
ProFund VP Bull
ProFund VP NASDAQ-100
ProFund VP Small-Cap
ProFund VP Short Small-Cap
ProFund VP Money Market
Access VP High Yield
ProFund VP Europe 30
ProFund VP Oil & Gas
ProFund VP UltraSmall-Cap
ProFund VP Utilities
ProFund VP Consumer Services
ProFund VP Pharmaceuticals
ProFund VP Small-Cap Value
ProFund VP Falling US Dollar
ProFund VP Emerging Markets
ProFund VP International
ProFund VP Asia 30
ProFund VP Japan

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2010

1.Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund (continued):
ProFunds
ProFund VP Short NASDAQ-100
ProFund VP U.S. Government Plus
ProFund VP Basic Materials
ProFund VP Financials
ProFund VP Precious Metals
ProFund VP Telecommunications
ProFund VP Mid-Cap
ProFund VP Short Emerging Markets
ProFund VP Short International
Franklin Templeton Variable Insurance Products Trust
Franklin Templeton VIP Founding Funds Allocation Fund
AllianceBernstein Variable Products Series Fund
AllianceBernstein Balanced Wealth Strategy Portfolio
Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
Transamerica International Moderate Growth Fund VP	May 1, 2006
ProFund VP Bull	June 12, 2006
ProFund VP NASDAQ-100	June 12, 2006
ProFund VP Small-Cap	June 12, 2006
ProFund VP Short Small-Cap	June 12, 2006
ProFund VP Money Market	June 12, 2006
Access VP High Yield	February 28, 2008
ProFund VP Europe 30	February 28, 2008
ProFund VP Oil & Gas	February 28, 2008
ProFund VP Ultra Small-Cap	February 28, 2008
ProFund VP Utilities	February 28, 2008
ProFund VP Consumer Services	February 28, 2008
ProFund VP Pharmaceuticals	February 28, 2008
ProFund VP Small-Cap Value	February 28, 2008
ProFund VP Falling US Dollar	February 28, 2008
ProFund VP Emerging Markets	February 28, 2008
ProFund VP International	February 28, 2008
ProFund VP Asia 30	February 28, 2008
ProFund VP Japan	February 28, 2008
ProFund VP Short NASDAQ-100	February 28, 2008
ProFund VP U.S. Government Plus	February 28, 2008
ProFund VP Basic Materials	February 28, 2008

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2010

1.Organization and Summary of Significant Accounting Policies (continued)
Each period reported on reflects a full twelve month period except as follows:
Subaccount	Inception Date
ProFund VP Financials	February 28, 2008
ProFund VP Precious Metals	February 28, 2008
ProFund VP Telecommunications	February 28, 2008
ProFund VP Mid-Cap	February 28, 2008
ProFund VP Short Emerging Markets	February 28, 2008
ProFund VP Short International	February 28, 2008
Transamerica Index 50 VP	May 1, 2008
Transamerica Index 75 VP	May 1, 2008
Transamerica Efficient Markets VP	May 1, 2009
Transamerica Hanlon Balanced VP	May 1, 2009
Transamerica Hanlon Growth & Income VP	May 1, 2009
Transamerica Hanlon Growth VP	May 1, 2009
Transamerica Hanlon Managed Income VP	May 1, 2009
Transamerica Multi Managed Large Cap Core VP	May 1, 2009
Franklin Templeton VIP Founding Funds Allocation Fund	May 1, 2009
AllianceBernstein Balanced Wealth Strategy Portfolio	May 1, 2009
Transamerica Foxhall Emerging Markets/Pacific Rim VP	July 1, 2009
Transamerica Foxhall Global Conservative VP	July 1, 2009
Transamerica Foxhall Global Growth VP	July 1, 2009
Transamerica Foxhall Global Hard Asset VP	July 1, 2009
Transamerica Jennison Growth VP	April 29, 2010

The following Portfolio name changes were made effective during the fiscal year ended December 31, 2010:
Portfolio	Formerly
Transamerica WMC Diversified Growth VP	Transamerica Equity VP
Transamerica Diversified Equity VP	Transamerica Templeton Global VP
Transamerica Multi Managed Large Cap Core VP	Transamerica Van Kampen Large Cap Core VP
Transamerica Morgan Stanley Mid-Cap Growth VP	Transamerica Van Kampen Mid Cap Growth VP
Transamerica AllianceBernstein Dynamic Allocation VP	Transamerica Convertible Securities VP

The following Portfolio mergers were made effective during the fiscal year ended December 31, 2010:
Portfolio	Formerly
Transamerica BlackRock Large Cap Value VP	Transamerica T. Rowe Price Equity Income VP
Transamerica Jennison Growth VP	Transamerica Marsico Growth VP
Transamerica Balanced VP	Transamerica Value Balanced VP
Transamerica Diversified Equity VP	Transamerica Science and Technology VP
Transamerica Diversified Equity VP	Transamerica Munder Net50 VP

1.Organization and Summary of Significant Accounting Policies (continued)
Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2010.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual

Funds are included in the Statements of Operations.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Accounting Policy

On July 1, 2009, the FASB Accounting Standards CodificationTM (ASC or the Codification) was launched as the single source of authoritative nongovernmental accounting principles generally accepted in the United States (GAAP). Guidance in the Codification is organized by Topic, each representing a collection of related guidance (e.g., Financial Services—Insurance). Topics are further subdivided into Subtopics (e.g., Insurance Activities), and Sections (e.g., Recognition, Measurement, or Disclosure). All guidance contained in the Codification carries an equal level of authority. The Separate Account adopted guidance that establishes the Codification as the source of authoritative GAAP for the period ended September 30, 2009. The adoption required updates to the Separate Account’s financial statement disclosures, but did not impact the results of operations or financial position.

As of December 31, 2009 the Separate Account adopted ASC 855, Subsequent Events, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. See Note 9 to the financial statements for additional disclosure.

The financial statements included herein have been prepared in accordance with GAAP for variable life separate accounts registered as unit investment trusts.  The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities.  Actual results could differ from those estimates.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2010

2. Investments
The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2010 were as follows:
	Purchases	Sales
Transamerica Series Trust - Initial Class
Transamerica JPMorgan Core Bond VP	$ 110,772	$ 84,266
Transamerica Asset Allocation - Conservative Portfolio VP	97,961	91,973
Transamerica Asset Allocation - Growth Portfolio VP	1,682,729	1,086,226
Transamerica Asset Allocation - Moderate Growth Portfolio VP	1,716,838	922,063
Transamerica Asset Allocation - Moderate Portfolio VP	454,153	392,047
Transamerica MFS International Equity VP	171,937	146,556
Transamerica Clarion Global Real Estate Securities VP	175,317	138,234
Transamerica Federated Market Opportunity VP	101,636	87,909
Transamerica International Moderate Growth Fund VP	202,857	155,076
Transamerica JPMorgan Mid Cap Value VP	4,898	37,950
Transamerica JPMorgan Enhanced Index VP	8,054	1,088
Transamerica BlackRock Large Cap Value VP	427,745	105,275
Transamerica Aegon High Yield Bond VP	55,360	35,484
Transamerica PIMCO Total Return VP	92,854	101,483
Transamerica Focus VP	200,824	171,654
Transamerica T. Rowe Price Small Cap VP	485,467	222,107
Transamerica Diversified Equity VP	770,437	363,256
Transamerica Third Avenue Value VP	224,690	484,393
Transamerica Balanced VP	717,040	72,224
Transamerica AllianceBernstein Dynamic Allocation VP	11,406	4,211
Transamerica WMC Diversified Growth VP	504,938	861,035
Transamerica Growth Opportunities VP	555,635	331,699
Transamerica Money Market VP	1,219,915	1,174,298
Transamerica Small/Mid-Cap Value VP	596,464	359,055
Transamerica U.S. Government Securities VP	86,781	66,087
Transamerica Morgan Stanley Mid-Cap Growth VP	636,076	512,405
Transamerica Index 50 VP	2,449	59
Transamerica Index 75 VP	18,925	3,122
Transamerica Efficient Markets VP	7,629	155
Transamerica Hanlon Balanced VP	83,906	11,300
Transamerica Hanlon Growth & Income VP	91,888	11,666
Transamerica Hanlon Growth VP	264,698	242,670
Transamerica Hanlon Managed Income VP	441,589	352,720
Transamerica Multi Managed Large Cap Core VP	82,263	1,746

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2010

2. Investments (continued)
	Purchases	Sales
Transamerica Foxhall Emerging Markets/Pacific Rim VP	$ 250,882	$ 131,187
Transamerica Foxhall Global Conservative VP	21,657	6,782
Transamerica Foxhall Global Growth VP	248,404	152,964
Transamerica Foxhall Global Hard Asset VP	126,592	68,829
Transamerica Jennison Growth VP	141,715	9,821
Fidelity® Variable Insurance Products Fund - Service Class 2
Fidelity VIP Contrafund® Portfolio	29,366	26,435
Fidelity VIP Equity-Income Portfolio	20,016	24,451
Fidelity VIP Growth Opportunities Portfolio	29,202	37,568
Fidelity VIP Index 500 Portfolio	44,313	19,025
ProFunds
ProFund VP Bull	5,975	4,918
ProFund VP NASDAQ-100	70,335	59,785
ProFund VP Small-Cap	301,462	310,157
ProFund VP Short Small-Cap	99,509	77,630
ProFund VP Money Market	538,029	546,267
Access VP High Yield	4,041	2,918
ProFund VP Europe 30	802	75
ProFund VP Oil & Gas	72,330	10,769
ProFund VP UltraSmall-Cap	95,398	97,059
ProFund VP Utilities	59,241	58,582
ProFund VP Consumer Services	2,764	54
ProFund VP Pharmaceuticals	1,889	1,512
ProFund VP Small-Cap Value	209,243	308,424
ProFund VP Falling US Dollar	2,434	4,151
ProFund VP Emerging Markets	685,795	355,337
ProFund VP International	22,711	15,487
ProFund VP Asia 30	28,760	144,835
ProFund VP Japan	4,990	121
ProFund VP Short NASDAQ-100	42,170	23,023
ProFund VP U.S. Government Plus	153,784	107,534
ProFund VP Basic Materials	139,904	72,437
ProFund VP Financials	11,797	1,844
ProFund VP Precious Metals	241,406	243,306
ProFund VP Telecommunications	2,212	1,001
ProFund VP Mid-Cap	257,952	505,629
ProFund VP Short Emerging Markets	93,548	94,520
ProFund VP Short International	123,052	110,414

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2010

2. Investments (continued)
	Purchases	Sales
Franklin Templeton Variable Insurance Products Trust
Franklin Templeton VIP Founding Funds Allocation Fund	$ -	$ -
AllianceBernstein Variable Products Series Fund
AllianceBernstein Balanced Wealth Strategy Portfolio	-	-

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2010

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:
	Transamerica JPMorgan Core Bond VP	Transamerica Asset Allocation - Conservative VP	Transamerica Asset Allocation - Growth VP	Transamerica Asset Allocation - Moderate Growth VP	Transamerica Asset Allocation - Moderate VP	Transamerica MFS International Equity VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2009	26,452	44,489	876,822	899,025	248,367	104,291
Units purchased	12,860	17,261	380,164	298,387	86,110	31,722
Units redeemed and
transferred to/from	(11,425)	(22,000)	(217,643)	(209,482)	(59,446)	(23,789)
Units outstanding at
December 31, 2009	27,887	39,750	1,039,343	987,930	275,031	112,224
Units purchased	6,151	8,633	243,698	220,763	54,886	22,681
Units redeemed and
transferred to/from	(5,888)	(9,327)	(199,983)	(174,769)	(56,402)	(20,758)
Units outstanding at
December 31, 2010	28,150	39,056	1,083,058	1,033,924	273,515	114,147

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2010

3. Accumulation Units Outstanding (continued)

A summary of changes in equivalent accumulation units outstanding follows:
	Transamerica Clarion Global Real Estate Securities VP	Transamerica Federated Market Opportunity VP	Transamerica International Moderate Growth VP	Transamerica JPMorgan Mid Cap Value VP	Transamerica JPMorgan Enhanced Index VP	Transamerica BlackRock Large Cap Value VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2009	31,488	54,228	76,339	19,012	4,645	29,220
Units purchased	13,083	14,832	42,545	3	1,635	28,112
Units redeemed and
transferred to/from	(11,929)	(17,140)	(25,559)	(1,094)	(617)	(24,803)
Units outstanding at
December 31, 2009	32,642	51,920	93,325	17,921	5,663	32,529
Units purchased	8,241	7,045	28,041	-	906	33,274
Units redeemed and
transferred to/from	(8,855)	(7,756)	(25,164)	(2,236)	(317)	(10,772)
Units outstanding at
December 31, 2010	32,028	51,209	96,202	15,685	6,252	55,031

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2010

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:
	Transamerica Aegon High Yield Bond VP	Transamerica PIMCO Total Return VP	Transamerica Focus VP	Transamerica T. Rowe Price Small Cap VP	Transamerica Diversified Equity VP	Transamerica Third Avenue Value VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2009	1,871	10,652	71,722	52,086	223,513	77,525
Units purchased	5,833	15,786	15,386	56,120	45,045	37,399
Units redeemed and
transferred to/from	(1,973)	(13,698)	(15,302)	(58,208)	(39,013)	(35,135)
Units outstanding at
December 31, 2009	5,731	12,740	71,806	49,998	229,545	79,789
Units purchased	3,184	6,715	19,227	40,284	96,761	13,961
Units redeemed and
transferred to/from	(2,638)	(7,931)	(17,307)	(20,752)	(56,653)	(25,972)
Units outstanding at
December 31, 2010	6,277	11,524	73,726	69,530	269,653	67,778

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2010

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:
	Transamerica Balanced VP	Transamerica AllianceBernstein Dynamic Allocation VP	Transamerica WMC Diversified Growth VP	Transamerica Growth Opportunities VP	Transamerica Money Market VP	Transamerica Small/MidCap Value VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2009	4,249	2,376	652,387	143,621	139,147	37,011
Units purchased	1,615	683	145,728	48,630	66,108	32,409
Units redeemed and
transferred to/from	(1,270)	(470)	(147,823)	(46,613)	(127,299)	(21,106)
Units outstanding at
December 31, 2009	4,594	2,589	650,292	145,638	77,956	48,314
Units purchased	54,513	715	96,850	49,390	108,492	41,919
Units redeemed and
transferred to/from	(7,688)	(334)	(122,225)	(34,146)	(103,751)	(25,209)
Units outstanding at
December 31, 2010	51,419	2,970	624,917	160,882	82,697	65,024

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2010

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:
	Transamerica U.S. Government Securities VP	Transamerica Morgan Stanley Mid-Cap Growth VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Efficient Markets VP	Transamerica Hanlon Balanced VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount (1)	Subaccount (1)
Units outstanding at
January 1, 2009	18,709	345,140	-	-	-	-
Units purchased	11,095	94,983	-	-	3	8,855
Units redeemed and
transferred to/from	(26,977)	(88,319)	-	-	(3)	(628)
Units outstanding at
December 31, 2009	2,827	351,804	-	-	-	8,227
Units purchased	7,208	78,816	241	1,998	599	8,940
Units redeemed and
transferred to/from	(5,863)	(68,178)	(15)	(346)	(11)	(2,196)
Units outstanding at
December 31, 2010	4,172	362,442	226	1,652	588	14,971

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2010

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:
	Transamerica Hanlon Growth & Income VP	Transamerica Hanlon Growth VP	Transamerica Hanlon Managed Income VP	Transamerica Multi Managed Large Cap Core VP	Transamerica Foxhall Emerging Markets/Pacific Rim VP	Transamerica Foxhall Global Conservative VP
	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)
Units outstanding at
January 1, 2009	-	-	-	-	-	-
Units purchased	13,034	74,031	71,795	4,900	38,767	3,691
Units redeemed and
transferred to/from	(6,928)	(44,318)	(29,940)	(2,553)	(15,052)	(1,244)
Units outstanding at
December 31, 2009	6,106	29,713	41,855	2,347	23,715	2,447
Units purchased	8,959	25,993	44,469	5,731	25,880	2,400
Units redeemed and
transferred to/from	(1,607)	(24,889)	(36,021)	(215)	(14,447)	(813)
Units outstanding at
December 31, 2010	13,458	30,817	50,303	7,863	35,148	4,034

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2010

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:
	Transamerica Foxhall Global Growth VP	Transamerica Foxhall Global Hard Asset VP	Transamerica Jennison Growth VP	Fidelity VIP Contrafund®	Fidelity VIP Equity-Income	Fidelity VIP Growth Opportunities
	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2009	-	-	-	32,649	24,179	18,219
Units purchased	55,540	16,734	-	5,590	5,174	14,146
Units redeemed and
transferred to/from	(24,647)	(8,658)	-	(4,021)	(3,992)	(11,864)
Units outstanding at
December 31, 2009	30,893	8,076	-	34,218	25,361	20,501
Units purchased	25,414	13,676	14,445	3,765	2,706	7,055
Units redeemed and
transferred to/from	(16,698)	(8,108)	(1,336)	(3,571)	(3,277)	(8,352)
Units outstanding at
December 31, 2010	39,609	13,644	13,109	34,412	24,790	19,204

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2010

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:
	Fidelity VIP Index 500	ProFund VP Bull	ProFund VP NASDAQ-100	ProFund VP Small-Cap	ProFund VP Short Small-Cap	ProFund VP Money Market
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2009	7,082	1,348	5,045	13,360	3,222	11,823
Units purchased	5,729	2,686	54,860	27,862	25,150	36,203
Units redeemed and
transferred to/from	(1,304)	(2,155)	(56,537)	(38,503)	(24,320)	(45,189)
Units outstanding at
December 31, 2009	11,507	1,879	3,368	2,719	4,052	2,837
Units purchased	4,389	807	6,431	35,260	19,000	55,352
Units redeemed and
transferred to/from	(2,347)	(665)	(5,690)	(34,122)	(15,548)	(56,123)
Units outstanding at
December 31, 2010	13,549	2,021	4,109	3,857	7,504	2,066

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2010

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:
	Access VP High Yield	ProFund VP Europe 30	ProFund VP Oil & Gas	ProFund VP UltraSmall-Cap	ProFund VP Utilities	ProFund VP Consumer Services
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2009	-	-	896	4,607	250	-
Units purchased	2,143	878	13,688	62,424	658	410
Units redeemed and
transferred to/from	(1,905)	(795)	(9,453)	(67,031)	(251)	(1)
Units outstanding at
December 31, 2009	238	83	5,131	-	657	409
Units purchased	383	79	9,900	17,077	7,757	292
Units redeemed and
transferred to/from	(331)	(11)	(2,086)	(16,837)	(7,504)	(12)
Units outstanding at
December 31, 2010	290	151	12,945	240	910	689

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2010

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:
	ProFund VP Pharmaceuticals	ProFund VP Small-Cap Value	ProFund VP Falling US Dollar	ProFund VP Emerging Markets	ProFund VP International	ProFund VP Asia 30
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2009	-	-	696	1,844	222	-
Units purchased	3,664	44,589	2,906	54,504	3,214	33,761
Units redeemed and
transferred to/from	(3,276)	(30,594)	(2,712)	(25,173)	(1,681)	(12,263)
Units outstanding at
December 31, 2009	388	13,995	890	31,175	1,755	21,498
Units purchased	198	25,221	300	84,962	3,956	3,459
Units redeemed and
transferred to/from	(203)	(34,313)	(479)	(46,793)	(3,373)	(16,603)
Units outstanding at
December 31, 2010	383	4,903	711	69,344	2,338	8,354

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2010

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:
	ProFund VP Japan	ProFund VP Short NASDAQ-100	ProFund VP U.S. Government Plus	ProFund VP Basic Materials	ProFund VP Financials	ProFund VP Precious Metals
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2009	100	312	3,248	919	3,525	5,132
Units purchased	961	9,875	19,190	31,683	26,152	109,818
Units redeemed and
transferred to/from	(1,061)	(9,694)	(21,705)	(24,105)	(25,348)	(102,763)
Units outstanding at
December 31, 2009	-	493	733	8,497	4,329	12,187
Units purchased	792	6,262	14,207	19,216	2,022	29,072
Units redeemed and
transferred to/from	(17)	(3,511)	(10,395)	(11,449)	(426)	(29,058)
Units outstanding at
December 31, 2010	775	3,244	4,545	16,264	5,925	12,201

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2010

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:
	ProFund VP Telecommunications	ProFund VP Mid-Cap	ProFund VP Short Emerging Markets	ProFund VP Short International	Franklin Templeton VIP Founding Funds Allocation	AllianceBernstein Balanced Wealth Strategy
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount (1)	Subaccount (1)
Units outstanding at
January 1, 2009	35	13,825	21	149	-	-
Units purchased	1,171	82,661	9,909	8,279	3	3
Units redeemed and
transferred to/from	(74)	(47,374)	(9,752)	(8,404)	(3)	(3)
Units outstanding at
December 31, 2009	1,132	49,112	178	24	-	-
Units purchased	233	27,662	14,331	14,130	-	-
Units redeemed and
transferred to/from	(117)	(59,345)	(14,309)	(12,288)	-	-
Units outstanding at
December 31, 2010	1,248	17,429	200	1,866	-	-

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2010

4. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance.  These charges are discussed in more detail in the individual's policy.  Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Sub account	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio

Transamerica JPMorgan Core Bond VP
12/31/2010	28,150	$13.64	to	$12.12	$516,307	5.94%	0.75%	to	1.50%	7.44%	to	6.64%
12/31/2009	27,887	12.69	to	11.37	480,815	4.52	0.75	to	1.50	8.77	to	7.96
12/31/2008	26,452	11.67	to	10.53	420,947	4.44	0.75	to	1.50	4.80	to	5.29
12/31/2007	24,032	11.14	to	15.26	366,738	5.25	0.75	to	0.90	6.14	to	5.98
12/31/2006	25,771	10.49	to	14.40	371,118	5.11	0.75	to	0.90	3.14	to	2.99
Transamerica Asset Allocation - Conservative VP
12/31/2010	39,056	13.33	to	13.65	583,045	3.21	0.75	to	1.50	8.12	to	7.32
12/31/2009	39,750	12.33	to	12.72	549,683	4.51	0.75	to	1.50	24.29	to	23.37
12/31/2008	44,489	9.92	to	10.31	495,589	3.42	0.75	to	1.50	(21.77)	to	3.10
12/31/2007	30,234	12.68	to	14.27	431,147	2.61	0.75	to	0.90	5.59	to	5.43
12/31/2006	34,148	12.01	to	13.53	462,008	3.24	0.75	to	0.90	8.63	to	8.47
Transamerica Asset Allocation - Growth VP
12/31/2010	1,083,058	13.38	to	14.49	15,322,892	1.11	0.75	to	1.50	14.10	to	13.25
12/31/2009	1,039,343	11.73	to	12.80	12,909,664	2.85	0.75	to	1.50	28.85	to	27.90
12/31/2008	876,822	9.10	to	10.00	8,463,481	2.98	0.75	to	1.50	(40.09)	to	0.05
12/31/2007	852,295	15.19	to	16.22	13,751,330	2.35	0.75	to	0.90	6.95	to	6.79
12/31/2006	675,508	14.20	to	15.19	10,218,733	0.98	0.75	to	0.90	14.76	to	14.59
Transamerica Asset Allocation - Moderate Growth VP
12/31/2010	1,033,924	13.73	to	14.25	15,308,548	2.26	0.75	to	1.50	11.89	to	11.06
12/31/2009	987,930	12.27	to	12.83	13,103,944	3.43	0.75	to	1.50	27.20	to	26.26
12/31/2008	899,025	9.64	to	10.16	9,390,527	3.08	0.75	to	1.50	(33.27)	to	1.61
12/31/2007	825,427	14.45	to	15.77	12,951,038	2.42	0.75	to	0.90	7.00	to	6.84
12/31/2006	700,022	13.50	to	14.76	10,293,288	1.66	0.75	to	0.90	12.99	to	12.82
Transamerica Asset Allocation - Moderate VP
12/31/2010	273,515	13.73	to	13.91	4,116,517	3.02	0.75	to	1.50	9.55	to	8.75
12/31/2009	275,031	12.53	to	12.79	3,782,902	4.33	0.75	to	1.50	25.46	to	24.53
12/31/2008	248,367	9.99	to	10.27	2,730,915	3.43	0.75	to	1.50	(26.52)	to	2.69
12/31/2007	229,202	13.59	to	15.06	3,438,555	3.00	0.75	to	0.90	7.15	to	6.99
12/31/2006	193,386	12.68	to	14.08	2,714,523	2.67	0.75	to	0.90	10.65	to	10.49
Transamerica MFS International Equity VP
12/31/2010	114,147	9.37	to	15.01	1,344,108	1.40	0.75	to	1.50	9.67	to	8.86
12/31/2009	112,224	8.55	to	13.79	1,209,324	2.81	0.75	to	1.50	31.70	to	30.72
12/31/2008	104,291	8.19	to	10.55	854,642	5.33	0.75	to	1.50	(35.10)	to	5.46
12/31/2007	117,484	12.78	to	12.78	1,501,251	1.00	0.90	to	0.90	8.17	to	8.17
12/31/2006	87,146	11.81	to	11.81	1,029,445	1.42	0.90	to	0.90	21.97	to	21.97
Transamerica Clarion Global Real Estate Securities VP
12/31/2010	32,028	14.45	to	15.25	924,864	6.10	0.75	to	1.50	14.81	to	13.96
12/31/2009	32,642	12.59	to	13.38	818,354	-	0.75	to	1.50	32.42	to	31.45
12/31/2008	31,488	9.51	to	10.18	603,116	6.63	0.75	to	1.50	(42.81)	to	1.82
12/31/2007	43,659	16.62	to	34.54	1,470,074	7.41	0.75	to	0.90	(7.40)	to	(7.54)
12/31/2006	33,521	17.95	to	37.36	1,206,922	1.39	0.75	to	0.90	41.21	to	41.01

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2010

4. Financial Highlights (continued)

Sub account	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Invest ment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio
Transamerica Federated Market Opportunity VP
12/31/2010	51,209	$10.57	to	$11.12	$958,975	3.77%	0.75%	to	1.50%	(0.85)%	to	(1.59)%
12/31/2009	51,920	10.66	to	11.30	982,925	3.21	0.75	to	1.50	3.42	to	2.65
12/31/2008	54,228	10.31	to	11.01	991,954	4.60	0.75	to	1.50	(5.24)	to	10.12
12/31/2007	55,005	10.88	to	19.45	1,064,809	3.76	0.75	to	0.90	(1.22)	to	(1.37)
12/31/2006	57,094	11.01	to	19.72	1,118,054	1.68	0.75	to	0.90	1.99	to	1.84
Transamerica International Moderate Growth VP
12/31/2010	96,202	10.02	to	14.57	964,592	2.75	0.75	to	1.50	9.68	to	8.87
12/31/2009	93,325	9.14	to	13.38	849,342	2.76	0.75	to	1.50	28.73	to	27.78
12/31/2008	76,339	7.10	to	10.47	540,139	2.31	0.75	to	1.50	(36.60)	to	4.73
12/31/2007	91,478	11.20	to	11.17	1,021,913	1.27	0.75	to	0.90	7.88	to	7.72
12/31/2006(1)	48,306	10.38	to	10.37	500,814	-	0.75	to	0.90	3.78	to	3.67
Transamerica JPMorgan Mid Cap Value VP
12/31/2010	15,685	14.46	to	18.56	291,197	1.83	0.75	to	0.90	22.07	to	21.89
12/31/2009	17,921	11.84	to	15.23	272,948	1.83	0.75	to	0.90	25.47	to	25.28
12/31/2008	19,012	9.44	to	12.16	231,131	1.44	0.75	to	0.90	(33.38)	to	(33.48)
12/31/2007	21,886	14.17	to	18.28	400,003	1.00	0.75	to	0.90	2.06	to	1.91
12/31/2006	23,810	13.88	to	17.93	427,002	0.81	0.75	to	0.90	16.37	to	16.20
Transamerica JPMorgan Enhanced Index VP
12/31/2010	6,252	12.14	to	14.05	78,811	1.35	0.75	to	1.50	14.32	to	13.47
12/31/2009	5,663	10.62	to	12.39	62,540	2.08	0.75	to	1.50	28.63	to	27.68
12/31/2008	4,645	8.26	to	9.70	39,934	5.91	0.75	to	1.50	(37.82)	to	(3.00)
12/31/2007	4,169	13.28	to	13.85	57,746	1.78	0.75	to	0.90	3.76	to	3.60
12/31/2006	840	12.80	to	13.37	11,220	0.53	0.75	to	0.90	14.45	to	14.29
Transamerica BlackRock Large Cap Value VP
12/31/2010	55,031	12.70	to	12.52	15,766	0.85	0.75	to	1.50	9.62	to	8.81
12/31/2009	32,529	11.58	to	11.50	440,787	1.43	0.75	to	1.50	13.14	to	12.31
12/31/2008	29,220	10.24	to	10.24	350,267	0.96	0.75	to	1.50	(34.38)	to	2.42
12/31/2007	26,750	15.60	to	18.38	489,277	1.01	0.75	to	0.90	3.85	to	3.70
12/31/2006	21,369	15.02	to	17.72	378,216	0.49	0.75	to	0.90	16.05	to	15.88
Transamerica Aegon High Yield Bond VP
12/31/2010	6,277	14.07	to	15.95	99,214	14.53	0.75	to	1.50	11.60	to	10.78
12/31/2009	5,731	12.61	to	14.40	81,663	10.90	0.75	to	1.50	46.14	to	45.06
12/31/2008	1,871	8.63	to	9.92	18,288	9.89	0.75	to	1.50	(25.76)	to	(0.76)
12/31/2007	1,611	11.62	to	13.28	21,248	8.58	0.75	to	0.90	1.09	to	0.94
12/31/2006	1,370	11.49	to	13.16	17,920	3.35	0.75	to	0.90	10.12	to	9.96
Transamerica PIMCO Total Return VP
12/31/2010	11,524	13.50	to	12.62	172,534	4.36	0.75	to	1.50	6.40	to	5.61
12/31/2009	12,740	12.68	to	11.95	177,274	6.13	0.75	to	1.50	15.17	to	14.32
12/31/2008	10,652	11.01	to	10.45	129,654	6.42	0.75	to	1.50	(3.52)	to	4.55
12/31/2007	4,716	11.41	to	12.85	60,477	2.51	0.75	to	0.90	8.13	to	7.97
12/31/2006	5,223	10.56	to	11.91	62,130	2.58	0.75	to	0.90	3.43	to	3.28

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2010

4. Financial Highlights (continued)
Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Transamerica Focus VP
12/31/2010	73,726	$13.57	to	$15.57	$1,269,291	0.86%	0.75%	to	1.50%	26.49%	to	25.55%
12/31/2009	71,806	10.73	to	12.40	979,853	2.62	0.75	to	1.50	26.96	to	26.02
12/31/2008	71,722	8.45	to	9.84	771,255	2.13	0.75	to	1.50	36.84)	to	(1.58)
12/31/2007	69,963	13.38	to	17.07	1,194,190	1.34	0.75	to	0.90	0.28	to	0.13
12/31/2006	70,943	13.34	to	17.05	1,208,417	1.01	0.75	to	0.90	17.67	to	17.50
Transamerica T. Rowe Price Small Cap VP
12/31/2010	69,530	16.21	to	18.16	1,128,179	-	0.75	to	1.50	33.42	to	32.44
12/31/2009	49,998	12.15	to	13.71	608,667	-	0.75	to	1.50	37.67	to	36.65
12/31/2008	52,086	8.82	to	10.03	461,216	1.71	0.75	to	1.50	36.73)	to	0.31
12/31/2007	33,344	13.94	to	14.02	467,370	-	0.75	to	0.90	8.79	to	8.63
12/31/2006	30,575	12.82	to	12.91	394,519	-	0.75	to	0.90	2.82	to	2.67
Transamerica Diversified Equity VP
12/31/2010	269,653	3.09	to	14.85	2,937,459	1.06	0.75	to	1.50	15.98	to	15.12
12/31/2009	229,545	1.29	to	12.90	2,156,243	1.52	0.75	to	1.50	27.37	to	26.42
12/31/2008	223,513	8.86	to	10.20	1,650,220	1.94	0.75	to	1.50	(44.09)	to	2.03
12/31/2007	230,612	15.85	to	13.22	3,050,384	1.54	0.75	to	0.90	14.38	to	14.21
12/31/2006	226,381	3.86	to	11.57	2,622,338	1.28	0.75	to	0.90	17.90	to	17.73
Transamerica Third Avenue Value VP
12/31/2010	67,778	13.81	to	14.69	1,879,060	2.97	0.75	to	1.50	14.58	to	13.73
12/31/2009	79,789	12.06	to	12.92	1,922,551	-	0.75	to	1.50	33.87	to	32.89
12/31/2008	77,525	9.01	to	9.72	1,400,148	5.11	0.75	to	1.50	41.59)	to	(2.77)
12/31/2007	68,092	15.42	to	31.98	2,129,134	4.03	0.75	to	0.90	0.44	to	0.29
12/31/2006	59,493	15.35	to	31.89	1,871,592	0.81	0.75	to	0.90	15.20	to	15.04
Transamerica Balanced VP
12/31/2010	51,419	14.67	to	15.12	809,942	0.67	0.75	to	1.50	23.20	to	22.29
12/31/2009	4,594	11.91	to	12.37	58,735	1.78	0.75	to	1.50	25.36	to	24.43
12/31/2008	4,249	9.50	to	9.94	43,338	1.91	0.75	to	1.50	32.91)	to	(0.61)
12/31/2007	4,324	14.16	to	15.28	65,998	1.08	0.75	to	0.90	12.76	to	12.59
12/31/2006	4,158	12.56	to	13.57	56,404	0.83	0.75	to	0.90	8.31	to	8.15
Transamerica AllianceBernstein Dynamic Allocation VP
12/31/2010	2,970	13.12	to	14.14	43,869	5.53	0.75	to	1.50	8.48	to	7.68
12/31/2009	2,589	12.09	to	13.14	35,635	3.87	0.75	to	1.50	30.32	to	29.36
12/31/2008	2,376	9.28	to	10.15	25,127	4.98	0.75	to	1.50	37.34)	to	1.54
12/31/2007	3,192	14.81	to	16.94	53,704	1.79	0.75	to	0.90	17.75	to	17.57
12/31/2006	941	12.58	to	14.41	13,519	0.49	0.75	to	0.90	10.07	to	9.91
Transamerica WMC Diversified Growth VP
12/31/2010	624,917	12.98	to	14.19	9,120,447	0.54	0.75	to	1.50	16.93	to	16.07
12/31/2009	650,292	11.10	to	12.22	8,131,239	0.98	0.75	to	1.50	28.23	to	27.29
12/31/2008	652,387	8.65	to	9.60	6,370,915	0.23	0.75	to	1.50	46.41)	to	(3.98)
12/31/2007	671,697	16.15	to	18.26	12,259,858	0.02	0.75	to	0.90	15.41	to	15.24
12/31/2006	671,889	13.99	to	15.85	10,640,866	-	0.75	to	0.90	7.90	to	7.75

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2010

4.Financial Highlights (continued)
Sub account	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Invest ment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio
Transamerica Growth Opportunities VP
12/31/2010	160,882	$17.17	to	$17.86	2,988,182	0.04%	0.75%	to	1.50%	34.65%	to	33.66%
12/31/2009	145,638	12.75	to	13.36	2,013,713	0.38	0.75	to	1.50	35.84	to	34.84
12/31/2008	143,621	9.38	to	9.91	1,464,222	3.73	0.75	to	1.50	(41.35)	to	(0.90)
12/31/2007	144,517	16.00	to	17.41	2,515,980	0.05	0.75	to	0.90	22.16	to	21.98
12/31/2006	136,603	13.10	to	14.28	1,949,820	0.23	0.75	to	0.90	4.32	to	4.16
Transamerica Money Market VP
12/31/2010	82,697	11.11	to	9.72	1,004,474	0.00	0.75	to	1.50	(0.74)	to	(1.47)
12/31/2009	77,956	11.20	to	9.87	958,856	0.16	0.75	to	1.50	(0.62)	to	(1.35)
12/31/2008	139,147	11.26	to	10.00	1,713,384	2.11	0.75	to	1.50	1.63	to	0.00
12/31/2007	43,578	11.08	to	12.26	532,627	4.89	0.75	to	0.90	4.24	to	4.09
12/31/2006	42,639	10.63	to	11.78	502,272	4.72	0.75	to	0.90	3.95	to	3.80
Transamerica Small/MidCap Value VP
12/31/2010	65,024	19.79	to	18.42	1,298,555	0.92	0.75	to	1.50	29.44	to	28.49
12/31/2009	48,314	15.29	to	14.33	747,842	3.34	0.75	to	1.50	42.15	to	41.10
12/31/2008	37,011	10.76	to	10.16	403,712	1.94	0.75	to	1.50	(41.31)	to	1.58
12/31/2007	23,771	18.33	to	18.64	442,320	0.99	0.75	to	0.90	23.81	to	23.62
12/31/2006	13,064	14.80	to	15.07	196,804	0.89	0.75	to	0.90	17.17	to	17.00
Transamerica U.S. Government Securities VP
12/31/2010	4,172	12.57	to	11.16	56,433	4.24	0.75	to	1.50	3.63	to	2.86
12/31/2009	2,827	12.13	to	10.85	37,166	2.01	0.75	to	1.50	3.69	to	2.92
12/31/2008	18,709	11.70	to	10.54	225,462	1.43	0.75	to	1.50	6.86	to	5.41
12/31/2007	837	10.95	to	11.91	9,968	4.45	0.75	to	0.90	5.25	to	5.10
12/31/2006	1,346	10.40	to	11.34	15,254	1.50	0.75	to	0.90	2.50	to	2.35
Transamerica Morgan Stanley Mid-Cap Growth VP
12/31/2010	362,442	17.51	to	20.29	5,336,439	0.12	0.75	to	1.50	32.90	to	31.92
12/31/2009	351,804	13.17	to	15.38	3,899,954	0.00	0.75	to	1.50	59.36	to	58.19
12/31/2008	345,140	8.27	to	9.72	2,404,313	2.11	0.75	to	1.50	(46.69)	to	(2.76)
12/31/2007	349,592	15.50	to	13.05	4,572,370	0.00	0.75	to	0.90	21.62	to	21.43
12/31/2006	337,763	12.75	to	10.74	3,628,821	0.00	0.75	to	0.90	9.09	to	8.93
Transamerica Index 50 VP
12/31/2010	226	10.51	to	13.21	2,529	2.63	0.75	to	1.50	10.25	to	9.43
12/31/2009	0	9.54	to	12.07	0	0.00	0.75	to	1.50	15.75	to	14.90
12/31/2008 (1)	0	8.24	to	10.51	0	0.00	0.75	to	1.50	(17.61)	to	5.07
Transamerica Index 75 VP
12/31/2010	1,652	10.03	to	14.01	16,779	0.82	0.75	to	1.50	12.31	to	11.48
12/31/2009	0	8.93	to	12.57	0	0.00	0.75	to	1.50	22.76	to	21.85
12/31/2008 (1)	0	7.27	to	10.31	0	0.00	0.75	to	1.50	(27.27)	to	3.13
Transamerica Efficient Markets VP
12/31/2010	588	13.58	to	13.41	7,992	0.00	0.75	to	1.50	11.84	to	11.01
12/31/2009 (1)	0	12.14	to	12.08	0	0.00	0.75	to	1.50	21.42	to	20.82
Transamerica Hanlon Balanced VP
12/31/2010	14,971	10.89	to	10.76	162,788	0.37	0.75	to	1.50	(4.00)	to	(4.71)
12/31/2009 (1)	8,227	11.34	to	11.29	93,269	0.00	0.75	to	1.50	13.43	to	12.87

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2010

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio		Net Assets	Investment Income Ratio*		Expense Ratio** Lowest to Highest		Total Return*** Corresponding to Lowest to Highest Expense Ratio
Transamerica Hanlon Growth & Income VP
12/31/2010	13,458	$11.08	to	$10.94	$148,713	0.64%	0.75%	to	1.50%	(2.58)%	to	(3.30)%
12/31/2009 (1)	6,106	11.37	to	11.32	69,381	0.00	0.75	to	1.50	13.73	to	13.17
Transamerica Hanlon Growth VP
12/31/2010	30,817	11.33	to	11.19	348,248	0.88	0.75	to	1.50	(1.18)	to	(1.91)
12/31/2009 (1)	29,713	11.46	to	11.41	340,349	0.00	0.75	to	1.50	14.63	to	14.06
Transamerica Hanlon Managed Income VP
12/31/2010	50,303	11.00	to	10.86	551,812	0.18	0.75	to	1.50	(0.36)	to	(1.09)
12/31/2009 (1)	41,855	11.03	to	10.98	461,550	0.00	0.75	to	1.50	10.35	to	9.80
Transamerica Multi Managed Large Cap Core VP
12/31/2010	7,863	15.62	to	15.43	122,605	0.57	0.75	to	1.50	18.28	to	17.41
12/31/2009 (1)	2,347	13.20	to	13.14	30,961	0.53	0.75	to	1.50	32.05	to	31.39
Transamerica Foxhall Emerging Markets/Pacific Rim VP
12/31/2010	35,148	11.22	to	11.10	393,563	0.34	0.75	to	1.50	2.79	to	2.03
12/31/2009 (1)	23,715	10.92	to	10.88	258,843	0.00	0.75	to	1.50	9.19	to	8.79
Transamerica Foxhall Global Conservative VP
12/31/2010	4,034	9.40	to	9.30	37,850	0.11	0.75	to	1.50	(6.49)	to	(7.18)
12/31/2009 (1)	2,447	10.05	to	10.01	24,587	0.00	0.75	to	1.50	0.52	to	0.15
Transamerica Foxhall Global Growth VP
12/31/2010	39,609	11.51	to	11.39	454,833	0.25	0.75	to	1.50	4.78	to	4.00
12/31/2009 (1)	30,893	10.99	to	10.95	339,276	0.00	0.75	to	1.50	9.89	to	9.48
Transamerica Foxhall Global Hard Asset VP
12/31/2010	13,644	10.57	to	10.45	143,894	0.17	0.75	to	1.50	2.62	to	1.87
12/31/2009 (1)	8,076	10.30	to	10.26	83,159	0.00	0.75	to	1.50	3.01	to	2.63
Transamerica Jennison Growth VP
12/31/2010 (1)	13,109	10.79	to	10.73	141,252	0.07	0.75	to	1.50	7.86	to	7.32
Fidelity VIP Contrafund®
12/31/2010	34,412	13.50	to	13.50	464,687	1.05	0.90	to	0.90	15.88	to	15.88
12/31/2009	34,218	11.65	to	11.65	398,724	1.23	0.90	to	0.90	34.26	to	34.26
12/31/2008	32,649	8.68	to	8.68	283,363	0.83	0.90	to	0.90	(43.20)	to	(43.20)
12/31/2007	30,977	15.28	to	15.28	473,371	0.77	0.90	to	0.90	16.25	to	16.25
12/31/2006	30,566	13.15	to	13.15	401,798	1.00	0.90	to	0.90	10.44	to	10.44
Fidelity VIP Equity-Income
12/31/2010	24,790	11.86	to	11.86	294,052	1.65	0.90	to	0.90	13.89	to	13.89
12/31/2009	25,361	10.41	to	10.41	264,131	2.17	0.90	to	0.90	28.73	to	28.73
12/31/2008	24,179	8.09	to	8.09	195,628	2.38	0.90	to	0.90	(43.32)	to	(43.32)
12/31/2007	23,486	14.28	to	14.28	335,274	1.63	0.90	to	0.90	0.36	to	0.36
12/31/2006	23,281	14.22	to	14.22	331,145	2.95	0.90	to	0.90	18.86	to	18.86
Fidelity VIP Growth Opportunities
12/31/2010	19,204	7.87	to	7.87	151,159	0.00	0.90	to	0.90	22.37	to	22.37
12/31/2009	20,501	6.43	to	6.43	131,867	0.24	0.90	to	0.90	44.16	to	44.16
12/31/2008	18,219	4.46	to	4.46	81,289	0.13	0.90	to	0.90	(55.54)	to	(55.54)
12/31/2007	16,963	10.04	to	10.04	170,231	0.00	0.90	to	0.90	21.80	to	21.80
12/31/2006	16,023	8.24	to	8.24	132,014	0.45	0.90	to	0.90	4.18	to	4.18

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2010

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio		Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Fidelity VIP Index 500
12/31/2010	13,549	$12.05	to	$13.71	163,832	1.97%	0.75%	to	1.50%	13.88%	to	13.03%
12/31/2009	11,507	10.58	to	12.13	121,683	2.76	0.75	to	1.50	25.36	to	24.43
12/31/2008	7,082	8.44	to	9.75	59,819	1.58	0.75	to	1.50	(37.63)	to	(2.52)
12/31/2007	8,360	13.53	to	13.56	113,384	1.97	0.75	to	0.90	4.39	to	4.24
12/31/2006	1,803	12.96	to	13.01	23,434	2.27	0.75	to	0.90	14.57	to	14.41
ProFund VP Bull
12/31/2010	2,021	10.05	to	13.26	20,315	0.13	0.75	to	1.50	11.74	to	10.91
12/31/2009	1,879	8.99	to	11.95	16,900	1.15	0.75	to	1.50	23.42	to	22.51
12/31/2008	1,348	7.29	to	9.76	9,786	0.00	0.75	to	1.50	(38.13)	to	(2.42)
12/31/2007	186	11.78	to	11.75	2,181	0.06	0.75	to	0.90	2.78	to	2.62
12/31/2006 (1)	5,201	11.46	to	11.45	59,609	0.00	0.75	to	0.90	14.61	to	14.52
ProFund VP NASDAQ-100
12/31/2010	4,109	13.50	to	16.14	55,172	0.00	0.75	to	1.50	17.36	to	16.50
12/31/2009	3,368	11.50	to	13.85	38,552	0.00	0.75	to	1.50	50.88	to	49.76
12/31/2008	5,045	7.62	to	9.25	38,336	0.00	0.75	to	1.50	(42.91)	to	(7.51)
12/31/2007	696	13.36	to	13.33	9,280	0.00	0.75	to	0.90	16.74	to	16.57
12/31/2006 (1)	0	11.44	to	11.43	0	0.00	0.75	to	0.90	14.41	to	14.31
ProFund VP Small-Cap
12/31/2010	3,857	10.85	to	15.29	41,625	0.00	0.75	to	1.50	23.86	to	22.95
12/31/2009	2,719	8.76	to	12.44	23,699	0.00	0.75	to	1.50	25.13	to	24.21
12/31/2008	13,360	7.00	to	10.01	93,250	0.22	0.75	to	1.50	(35.88)	to	0.14
12/31/2007	904	10.92	to	10.90	9,852	0.34	0.75	to	0.90	(2.95)	to	(3.09)
12/31/2006 (1)	1,599	11.25	to	11.25	17,985	0.00	0.75	to	0.90	12.54	to	12.45
ProFund VP Short Small-Cap
12/31/2010	7,504	5.33	to	4.13	39,791	0.00	0.75	to	1.50	(29.47)	to	(30.00)
12/31/2009	4,052	7.56	to	5.90	30,484	0.47	0.75	to	1.50	(32.88)	to	(33.37)
12/31/2008	3,222	11.27	to	8.85	36,165	2.43	0.75	to	1.50	23.15	to	(11.49)
12/31/2007	11,939	9.15	to	9.13	109,214	0.53	0.75	to	0.90	3.75	to	3.59
12/31/2006 (1)	10,992	8.82	to	8.81	96,839	0.15	0.75	to	0.90	(11.83)	to	(11.90)
ProFund VP Money Market
12/31/2010	2,066	10.35	to	9.69	21,309	0.03	0.75	to	1.50	(0.72)	to	(1.46)
12/31/2009	2,837	10.43	to	9.83	29,546	0.07	0.75	to	1.50	(0.71)	to	(1.45)
12/31/2008	11,823	10.50	to	9.98	123,863	0.35	0.75	to	1.50	0.09	to	(0.25)
12/31/2007	1,197	10.49	to	10.47	12,535	2.32	0.75	to	0.90	2.99	to	2.84
12/31/2006 (1)	0	10.19	to	10.18	0	0.00	0.75	to	0.90	1.89	to	1.81
Access VP High Yield
12/31/2010	290	13.29	to	13.77	3,852	12.28	0.75	to	1.50	15.51	to	14.66
12/31/2009	238	11.50	to	12.01	2,734	10.17	0.75	to	1.50	16.04	to	15.19
12/31/2008 (1)	0	9.91	to	10.43	0	12.18	0.75	to	1.50	(0.86)	to	4.30
ProFund VP Europe 30
12/31/2010	151	8.05	to	13.33	1,442	1.23	0.75	to	1.50	1.87	to	1.12
12/31/2009	83	7.90	to	13.19	650	6.56	0.75	to	1.50	31.31	to	30.34
12/31/2008 (1)	0	6.01	to	10.12	0	0.00	0.75	to	1.50	(39.85)	to	1.17

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2010

4.Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio		Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP Oil & Gas
12/31/2010	12,945	$8.52	to	$13.21	$110,786	0.33%	0.75%	to	1.50%	16.89%	to	16.02%
12/31/2009	5,131	7.29	to	11.38	37,320	0.00	0.75	to	1.50	14.64	to	13.79
12/31/2008 (1)	896	6.36	to	10.00	5,695	0.00	0.75	to	1.50	(36.41)	to	0.03
ProFund VP UltraSmall-Cap
12/31/2010	240	8.24	to	19.14	1,971	0.00	0.75	to	1.50	47.34	to	46.25
12/31/2009	0	5.59	to	13.08	0	0.00	0.75	to	1.50	39.13	to	38.10
12/31/2008 (1)	4,607	4.02	to	9.47	18,520	0.00	0.75	to	1.50	(59.81)	to	(5.26)
ProFund VP Utilities
12/31/2010	910	8.66	to	11.80	7,868	2.10	0.75	to	1.50	5.16	to	4.38
12/31/2009	657	8.23	to	11.31	5,404	4.87	0.75	to	1.50	9.91	to	9.10
12/31/2008 (1)	250	7.49	to	10.36	1,873	0.71	0.75	to	1.50	(25.09)	to	3.64
ProFund VP Consumer Services
12/31/2010	689	11.06	to	15.79	7,588	0.00	0.75	to	1.50	20.49	to	19.60
12/31/2009	409	9.18	to	13.20	3,739	0.00	0.75	to	1.50	29.83	to	28.87
12/31/2008 (1)	0	7.07	to	10.24	0	0.00	0.75	to	1.50	(29.31)	to	2.44
ProFund VP Pharmaceuticals
12/31/2010	383	9.99	to	12.12	4,002	4.93	0.75	to	1.50	(0.27)	to	(1.01)
12/31/2009	388	10.02	to	12.24	3,873	1.90	0.75	to	1.50	16.03	to	15.17
12/31/2008 (1)	0	8.63	to	10.63	0	0.00	0.75	to	1.50	(13.67)	to	6.28
ProFund VP Small-Cap Value
12/31/2010	4,903	10.47	to	14.60	51,169	0.14	0.75	to	1.50	21.19	to	20.30
12/31/2009	13,995	8.64	to	12.14	120,606	0.07	0.75	to	1.50	19.51	to	18.62
12/31/2008 (1)	0	7.23	to	10.23	0	0.00	0.75	to	1.50	(27.71)	to	2.32
ProFund VP Falling US Dollar
12/31/2010	711	9.01	to	10.16	6,402	0.00	0.75	to	1.50	(3.31)	to	(4.03)
12/31/2009	890	9.32	to	10.58	8,291	7.07	0.75	to	1.50	2.55	to	1.79
12/31/2008 (1)	696	9.09	to	10.40	6,322	0.25	0.75	to	1.50	(9.08)	to	3.96
ProFund VP Emerging Markets
12/31/2010	69,344	8.84	to	18.96	610,714	0.00	0.75	to	1.50	8.95	to	8.15
12/31/2009	31,175	8.11	to	17.53	252,291	0.12	0.75	to	1.50	61.15	to	59.96
12/31/2008 (1)	1,844	5.03	to	10.96	9,271	0.75	0.75	to	1.50	(49.66)	to	9.60
ProFund VP International
12/31/2010	2,338	7.95	to	13.66	19,180	0.00	0.75	to	1.50	7.00	to	6.21
12/31/2009	1,755	7.43	to	12.87	13,036	0.03	0.75	to	1.50	23.72	to	22.80
12/31/2008 (1)	222	6.00	to	10.48	1,331	0.22	0.75	to	1.50	(39.96)	to	4.77
ProFund VP Asia 30
12/31/2010	8,354	9.56	to	19.14	81,645	0.06	0.75	to	1.50	13.06	to	12.22
12/31/2009	21,498	8.45	to	17.06	181,242	0.80	0.75	to	1.50	53.05	to	51.92
12/31/2008 (1)	0	5.52	to	11.23	0	0.00	0.75	to	1.50	(44.78)	to	12.27
ProFund VP Japan
12/31/2010	775	6.61	to	10.67	5,101	0.00	0.75	to	1.50	(7.23)	to	(7.91)
12/31/2009	0	7.12	to	11.59	0	0.00	0.75	to	1.50	9.51	to	8.70
12/31/2008 (1)	100	6.50	to	10.66	651	0.00	0.75	to	1.50	(34.97)	to	6.62

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2010

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*		Expense Ratio** Lowest to Highest		Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP Short NASDAQ-100
	12/31/2010	3,244	$5.85	to	$4.60	18,959	0.00%	0.75%	to	1.50%	(21.77)%	to	(22.35)%
	12/31/2009	493	7.48	to	5.92	3,680	0.32	0.75	to	1.50	(41.10)	to	(41.54)
	12/31/2008 (1)	312	12.69	to	10.13	3,953	0.42	0.75	to	1.50	26.92	to	1.29
ProFund VP U.S. Government Plus
	12/31/2010	4,545	10.98	to	10.03	49,697	0.46	0.75	to	1.50	9.30	to	8.49
	12/31/2009	733	10.04	to	9.25	7,340	0.06	0.75	to	1.50	(33.12)	to	(33.62)
	12/31/2008 (1)	3,248	15.02	to	13.93	48,737	1.23	0.75	to	1.50	50.19	to	39.29
ProFund VP Basic Materials
	12/31/2010	16,264	9.74	to	18.79	158,169	0.49	0.75	to	1.50	28.73	to	27.78
	12/31/2009	8,497	7.57	to	14.70	64,162	0.69	0.75	to	1.50	61.17	to	59.97
	12/31/2008 (1)	919	4.69	to	9.19	4,309	0.20	0.75	to	1.50	(53.05)	to	(8.08)
ProFund VP Financials
	12/31/2010	5,925	6.68	to	11.22	39,412	0.27	0.75	to	1.50	10.10	to	9.29
	12/31/2009	4,329	6.07	to	10.27	26,195	1.74	0.75	to	1.50	14.15	to	13.31
	12/31/2008 (1)	3,525	5.32	to	9.06	18,735	0.00	0.75	to	1.50	(46.85)	to	(9.37)
ProFund VP Precious Metals
	12/31/2010	12,201	10.52	to	26.22	129,362	0.00	0.75	to	1.50	31.94	to	30.97
	12/31/2009	12,187	7.98	to	20.02	97,088	0.84	0.75	to	1.50	34.32	to	33.33
	12/31/2008 (1)	5,132	5.94	to	15.02	30,451	15.29	0.75	to	1.50	(40.61)	to	50.17
ProFund VP Telecommunications
	12/31/2010	1,248	9.46	to	12.78	11,823	3.00	0.75	to	1.50	14.82	to	13.98
	12/31/2009	1,132	8.24	to	11.21	9,300	14.19	0.75	to	1.50	6.52	to	5.73
	12/31/2008 (1)	35	7.73	to	10.60	273	0.17	0.75	to	1.50	(22.65)	to	6.02
ProFund VP Mid-Cap
	12/31/2010	17,429	10.50	to	16.16	182,513	0.00	0.75	to	1.50	23.12	to	22.22
	12/31/2009	49,112	8.53	to	13.22	417,801	0.00	0.75	to	1.50	31.89	to	30.91
	12/31/2008 (1)	13,825	6.47	to	10.10	89,296	0.22	0.75	to	1.50	(35.34)	to	1.02
ProFund VP Short Emerging Markets
	12/31/2010	200	5.42	to	3.21	1,083	0.00	0.75	to	1.50	(19.03)	to	(19.63)
	12/31/2009	178	6.69	to	4.00	1,191	0.00	0.75	to	1.50	(49.10)	to	(49.47)
	12/31/2008 (1)	21	13.15	to	7.91	277	0.00	0.75	to	1.50	31.51	to	(20.89)
ProFund VP Short International
	12/31/2010	1,866	7.50	to	5.06	13,887	0.00	0.75	to	1.50	(15.33)	to	(15.96)
	12/31/2009	24	8.86	to	6.02	212	0.00	0.75	to	1.50	(30.80)	to	(31.31)
	12/31/2008 (1)	149	12.80	to	8.76	1,901	0.00	0.75	to	1.50	28.04	to	(12.39)
Franklin Templeton VIP Founding Funds Allocation
	12/31/2010	0	14.06	to	13.89	0	0.00	0.75	to	1.50	9.42	to	8.61
	12/31/2009 (1)	0	12.85	to	12.79	0	0.00	0.75	to	1.50	28.50	to	27.87
AllianceBernstein Balanced Wealth Strategy
	12/31/2010	0	13.65	to	13.48	0	0.00	0.75	to	1.50	9.48	to	8.67
	12/31/2009 (1)	0	12.47	to	12.41	0	0.00	0.75	to	1.50	24.70	to	24.09

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2010

4. Financial Highlights (continued)

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  These ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values.  These ratios do not include any expenses assessed through the redemption of units.  Investment options with a date notation indicate the effective date of that investment option in the variable account.  The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2010

5.	Administrative and Mortality and Expense Risk Charges

Under some forms of the policies, a sales charge and premium taxes are deducted by TFLIC prior to allocation of policy owner payments to the subaccounts.  Contingent surrender charges may also apply.

Under all forms of the policy, monthly charges against policy cash values are made to compensate TFLIC for costs of insurance provided.

A daily charge equal to an annual rate of .75%, .90% or 1.50% of average daily net assets is assessed to compensate TFLIC for assumption of mortaility and expense risks in connection with the issuance and administration of the policies.  This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

6. Income Taxes

Operations of the Separate Account form a part of TFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TFLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TFLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TFLIC, as long as earnings are credited under the variable life contracts.

7. Dividend Distributions

Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Mutual Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account.  Consequently, a dividend distribution by the Mutual Funds does not change either the accumulation unit price or equity values within the Separate Account.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2010

8.	Fair Value Measurements and Fair Value Hierarchy

ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability.  Level 2 inputs include the following:
         a) Quoted prices for similar assets or liabilities in active markets
         b) Quoted prices for identical or similar assets or liabilities in non-active markets
         c) Inputs other than quoted market prices that are observable
         d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

9. Subsequent Events
The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued.  During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors
Transamerica Financial Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Financial Life Insurance Company (the Company) as of December 31, 2010 and 2009, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2010. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Financial Life Insurance Company at December 31, 2010 and 2009, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2010.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Financial Life Insurance Company at December 31, 2010 and 2009, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2010, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the financial statements, in 2010, 2009, and 2008 in response to new accounting standards, the Company changed its method of accounting for collateral received related to certain financial transactions, deferred income taxes, and investments in loan-backed and structured securities.

/s/Ernst & Young LLP
Des Moines, Iowa
April 11, 2011

Transamerica Financial Life Insurance Company
Balance Sheets – Statutory Basis
(Dollars in Thousands, Except per Share Data)

December 31	
	2010	2009
Admitted assets		
Cash and invested assets:		
Bonds	$ 8,064,065	$ 7,954,681
Preferred stocks	1,610	3,037
Common stocks		
Affiliated entities (cost: 2010 - $4,595; 2009 - $4,402)	5,545	4,685
Unaffiliated (cost: 2010 - $3,041; 2009 - $2,731)	7,046	3,965
Mortgage loans on real estate	769,469	966,783
Policy loans	62,379	59,654
Cash, cash equivalents and short-term investments	138,349	215,352
Derivatives	52,246	46,824
Other invested assets	102,408	112,450
Receivables for securities	7,973	–
Securities lending reinvested collateral assets	476,851	–
Total cash and invested assets	9,687,941	9,367,431
Premiums deferred and uncollected	70,080	73,836
Due and accrued investment income	100,638	98,730
Net deferred income tax asset	66,106	45,545
Reinsurance receivable	18,832	14,641
Federal income tax recoverable	33,781	6,520
Receivable from parent, subsidiaries and affiliates	19,748	68,940
Accounts receivable	29,484	24,280
Estimated premium tax offset on the provision for future guarantee fund assessments	16,000	–
Other admitted assets	2,717	2,899
Separate account assets	14,267,158	11,234,250
Total admitted assets	$ 24,312,485	$ 20,937,072

Transamerica Financial Life Insurance Company
Balance Sheets – Statutory Basis
(Dollars in Thousands, Except per Share Data)

December 31 2010	December 31 2009
Liabilities and capital and surplus		
Liabilities:		
Aggregate reserves for policies and contracts:		
Life	$ 1,163,481	$ 1,081,922
Annuity	6,715,284	6,934,802
Accident and health	118,911	110,687
Policy and contract claim reserves:		
Life	62,607	69,745
Annuity	377	616
Accident and health	24,711	15,679
Liability for deposit-type contracts	124,817	160,093
Other policyholders' funds	939	821
Transfers to separate accounts due or accrued	42,634	15,477
Remittances and items not allocated	173,769	142,534
Asset valuation reserve	110,118	88,989
Interest maintenance reserve	86,084	52,358
Funds held under coinsurance and other reinsurance treaties	139	222
Reinsurance in unauthorized companies	1,407	3,718
Commissions and expense allowances payable on reinsurance assumed	10,970	11,244
Payable for securities	528	55,073
Payable to parent, subsidiaries and affiliates	24,029	26,480
Derivatives	12,568	10,214
Payable for securities lending	476,851	–
Taxes, licenses and fees due or accrued	26,518	4,151
Payable for derivative cash collateral	35,079	–
Deferred gain on assumption of reinsurance transaction	22,834	–
Other liabilities	16,926	15,072
Separate account liabilities	14,266,237	11,225,549
Total liabilities	23,517,818	20,025,446
Capital and surplus:		
Common stock, $125 per share par value, 16,466 shares authorized, issued and outstanding	2,058	2,058
Preferred stock, $10 per share par value, 44,175 shares authorized, issued and outstanding	442	442
Aggregate write-ins for other than special surplus funds	31,476	27,585
Surplus notes	150,000	150,000
Paid-in surplus	849,460	849,460
Special surplus	4,581	3,753
Unassigned deficit	(243,350)	(121,672)
Total capital and surplus	794,667	911,626
Total liabilities and capital and surplus	$ 24,312,485	$ 20,937,072

See accompanying notes.

Transamerica Financial Life Insurance Company
Statements of Changes in Capital and
Surplus – Statutory Basis
(Dollars in Thousands)

Year Ended December 31		
	2010	2009	2008
Revenues:			
Premiums and other considerations, net of reinsurance:			
Life	$ 394,883	$ 386,415	$ 380,506
Annuity	4,664,761	3,871,445	4,161,192
Accident and health	85,634	70,664	55,625
Net investment income	506,127	505,584	465,217
Amortization of interest maintenance reserve	10,260	2,280	3,803
Commissions and expense allowances on reinsurance ceded	60,476	56,903	58,708
Income from fees associated with investment management, administration and contract guarantees for separate accounts	92,604	73,404	67,062
Consideration on reinsurance transaction	–	1,135	30,375
Assumption reinsurance gain	53,413	–	–
Other income	15,889	19,256	15,373
	5,883,247	4,987,086	5,237,861
Benefits and expenses:			
Benefits paid or provided for:			
Life and accident and health benefits	306,149	303,056	307,113
Annuity benefits	99,443	92,860	98,944
Surrender benefits	3,045,837	2,221,500	2,727,901
Other benefits	10,637	14,680	15,351
Increase (decrease) in aggregate reserves for policies and contracts:			
Life	136,548	61,506	35,730
Annuity	(289,567)	71,743	1,195,782
Accident and health	8,224	4,035	70,718
	3,317,271	2,769,380	4,451,539
Insurance expenses:			
Commissions	144,196	139,330	155,498
General insurance expenses	115,675	120,464	125,036
Taxes, licenses and fees	15,895	7,656	7,761
Net transfers to separate accounts	2,077,696	1,367,434	877,216
Experience refunds	12,074	31,650	8,160
Interest on surplus notes	9,375	9,375	6,250
Other expenses (benefits)	(3,354)	(9,572)	6,560
	2,371,557	1,666,337	1,186,481
Total benefits and expenses	5,688,828	4,435,717	5,638,020
Gain (loss) from operations before dividends to policyholders, federal income tax expense and net realized capital gains (losses) on investments	194,419	551,369	(400,159)
Dividends to policyholders	–	17	3
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses) on investments	194,419	551,352	(400,162)
Federal income tax expense (benefit)	58,571	40,971	(25,620)
Gain (loss) from operations before net realized capital gains (losses) on investments	135,848	510,381	(374,542)
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to interest maintenance reserve)	(65,499)	(185,003)	27,212
Net income (loss)	$ 70,349	$ 325,378	$ (347,330)

    See accompanying notes.

Transamerica Financial Life Insurance Company
Statements of Changes in Capital and
Surplus – Statutory Basis (continued)
(Dollars in Thousands)

Transamerica Financial Life Insurance Company
Statements of Cash Flow – Statutory Basis
(Dollars in Thousands)

Transamerica Financial Life Insurance Company
Statements of Cash Flow – Statutory Basis (continued)
(Dollars in Thousands)

Transamerica Financial Life Insurance Company
Statements of Cash Flow – Statutory Basis (continued)
(Dollars in Thousands)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

December 31, 2010

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company and is majority owned by AEGON USA, LLC. (AEGON) and minority owned by Transamerica Life Insurance Company (TLIC).  Both AEGON and TLIC are indirect, wholly owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company sells fixed and variable pension and annuity products, group life coverages, life insurance, investment contracts, structured settlements and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.  Fair value for GAAP is based on indexes, third party pricing services, brokers, external fund managers and internal models.  For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment is considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security. An other-than-temporary impairment is also considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis.

If it is determined an other-than-temporary impairment has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows.  If an other-than-temporary impairment has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.  Prior to 2009, if it was determined that a decline in fair value was other-than-temporary, the cost basis of the security was written down to the undiscounted estimated future cash flows.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows.  If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the other-than-temporary impairment should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date.  If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the other-than-temporary impairment should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.  Prior to 2009, if it was determined that a decline in fair value was other-than-temporary, the cost basis of the security was written down to fair value.  If high credit quality securities are adjusted, the retrospective method is used.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability.  Embedded derivatives are not accounted for separately from the host contract.  Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses.  Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.

Derivative instruments are also used in replication transactions.  In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset.  For GAAP, the derivative is reported at fair value with the changes in fair value reported in income.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP.  Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties.  Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan.  Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Securities Lending Assets and Liabilities:  Beginning December 31, 2010, for securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet.  Prior to 2010, cash collateral received from securities lending was not recorded on the Company’s balance sheet because the cash collateral was restricted.  Under GAAP the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

Subsidiaries:  The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed by the product, the policyholder proceeds will be remitted by the general account.  These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets, amounts recoverable from reinsurers and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual (NAIC SAP), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent they are not impaired.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue, and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations.  In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Deferred Income Taxes: Effective December 31, 2009, the Company began computing deferred income taxes in accordance with Statement of Statutory Accounting Principles (SSAP) No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP No. 10, discussed in further detail in the Recent Accounting Pronouncement section of this note.  Under SSAP 10R, deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) of the deferred tax assets and liabilities. The remaining deferred income tax assets are nonadmitted.

Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Goodwill:  Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill.  Excess goodwill is nonadmitted.  Goodwill is amortized over ten years.  Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends:  Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Surplus Notes:  Surplus notes are reported as surplus rather than liabilities as would be required under GAAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except principal-only and interest-only securities, which are valued using the prospective method.

Investments in preferred stocks in good standing are reported at cost or amortized cost.  Investments in preferred stocks not in good standing are reported at the lower of cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders.  These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Common stocks of unaffiliated companies are reported at fair value and the related unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity.  The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses reported in unassigned surplus along with any adjustment for federal income taxes.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment.  A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement.  When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances.

The Company has minority ownership interests in joint ventures and limited partnerships.  The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost.  Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Other “admitted assets” are valued principally at cost, as required or permitted by New York Insurance Laws.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes.  Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due.  At December 31, 2010 and 2009, the Company excluded investment income due and accrued of $262 and $292, respectively, with respect to such practices.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration or changes in estimated cash flows. If this review indicates a decline in fair value that is other-than-temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken for all investments other than loan-backed or structured securities, which are reduced to the present value of expected cash flows where the Company has the ability and intent to hold the security until recovery. Such reductions in carrying value are recognized as realized losses on investments.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date.  Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Swaps that are designated in hedging relationships and meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, on the financial statements with any premium or discount amortized into income over the life of the contract.  For foreign currency swaps, the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus.  If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Futures are marked to fair value on a daily basis, and a cash payment is made or received by the Company.  These payments are recognized as realized gains or losses in the financial statements.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

A replication transaction is a derivative transaction, generally a credit default swap, entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment.  For replication transactions, a premium is received by the Company on a periodic basis and recognized in investment income as earned.  In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss.  The Company complies with the specific rules established in AVR for replication transactions.

Separate Accounts

The majority of the separate accounts held by the Company represent funds which are administered for pension plans.  The assets in the managed separate accounts consist of common stock, long-term bonds, real estate and short-term investments.  The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios.  The portfolios are registered under the Investment Company Act of 1940, as amended, as open-ended, diversified, management investment companies.

Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at fair value, and the investment risks associated with fair value changes are borne entirely by the policyholder.  Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 4% or less, so long as the contract is in effect.  Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the statements of operations.

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.  The Company received variable contract premiums of $4,117,105, $2,761,937 and $2,674,704, in 2010, 2009 and 2008, respectively.  In addition, the Company received $92,604, $73,404 and $67,062, in 2010, 2009 and 2008, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. On group annuity deposit funds not involving life contingencies, tabular interest has been determined by adjusting the interest credited to group annuity deposits. On other funds not involving life contingencies, tabular interest has been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 7.25 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.  Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year.  For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.50 to 11.00 percent and mortality rates, where appropriate, from a variety of tables.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Annuity reserves also include guaranteed interest contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force.  These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

During 2010, the Company reported an increase in reserves on account of changes in valuation bases of $3,001.  One of the Company's operating divisions converted from a spreadsheet-based balance rollforward method of valuation of single premium group annuity (SPGA) products to a seriatim valuation using a software package capable of making these calculations.  This change in valuation process resulted in an increase in reserves of $1,144.  The remaining $1,857 increase in reserves corresponds to continued enhancements to existing valuation platforms as well as ongoing efforts to convert from client based reserves to in-house seriatim calculations using the Prophet valuation system in another of the Company’s operating divisions.  Related to this change was a corresponding decrease in the deferred premium asset of $4,446.  The changes in reserves and deferred premium asset have been charged directly to unassigned surplus.

During 2009, the Company implemented an improved valuation method for SPGA products.  The prior method approximated the reserve using a spreadsheet-based balance rollforward.  The current method is a seriatim valuation using a software package capable of making these calculations.  The change in valuation process resulted in a decrease in reserves in the amount of $4,577.  The change in reserves has been charged directly to unassigned surplus.

During 2008, the Company updated the valuation process which included conversion to the Prophet valuation system, subject to existing contractual mirror reserving requirements.  Previously, reserves were determined by applying client reported data, with a one quarter of a year lag, against current in force volumes.  The new method calculates the reserves directly (using Prophet) based on the current in force.  The change in valuation process resulted in an increase in reserves in the amount of $42,622, with a corresponding decrease in deferred premiums of $11,686.  The change in reserves has been charged directly to unassigned surplus.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reported as premiums, benefits or changes in reserves in the statement of operations.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Considerations received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Claims and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business.  The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2010 and 2009 was $780 and $410, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

The Company incurred $1,353 and paid $982 of claim adjustment expenses during 2010, of which $427 of the paid amount was attributable to insured or covered events of prior years.  The Company incurred $990 and paid $1,030 of claim adjustment expenses during 2009, of which $511 of the paid amount was attributable to insured or covered events of prior years.  The Company did not increase or decrease the provision for insured events of prior years during 2010 or 2009.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.  Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Stock Option Plan, Long-Term Incentive Compensation and Stock Appreciation Rights Plans

Prior to 2002 and in 2005 through 2008, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the fair value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. No stock options were issued during 2010 or 2009.

The Company's employees participate in various stock appreciation rights (SAR) plans issued by the Company's indirect parent.  In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company's employees has been charged to the Company, with an offsetting amount credited to paid-in surplus.  The Company recorded no benefit or expense related to these plans for the year ended December 31, 2010.  The Company recorded a benefit of $15 and $2,049 for the years ended December 31, 2009 and 2008, respectively.  In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $5 for the year ended December 31, 2008. The Company did not record an adjustment to paid-in surplus for the income tax effect related to these plans for the years ended December 31, 2010 or 2009.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Recent Accounting Pronouncements

Effective December 31, 2010, the Company adopted modifications made to SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities.  As a result of these modifications, for securities lending programs, collateral received by the Company’s agent that can be sold or re-pledged is reported on the balance sheet.  Collateral received and reinvestment of that collateral by the Company are reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets).  A separate liability is established to record the obligation to return the cash collateral (payable for securities lending).  This change in accounting principle increased assets and liabilities by $476,851 with no impact to surplus.  See Note 9 for further details.

In addition, the amendments to SSAP No. 91R resulted in cash collateral received from counterparties to derivatives contracts also being reported on the Company’s balance sheet in the respective asset class in which the cash was reinvested (short-term investments and bonds).  A separate liability was established to record the obligation to return the cash collateral (Payable for derivative cash collateral).  These balances were recorded on the Company’s balance sheet effective January 1, 2010 and resulted in an increase to assets of $37,735, an increase to liabilities of $37,134 and a net increase to surplus of $601.

Effective December 31, 2010, the Company adopted SSAP No. 100, Fair Value Measurements, including recent modifications and clarifications made to the standard.  This statement defines fair value, establishes a framework for measuring fair value and establishes disclosure requirements about fair value, and it applies under other statutory accounting pronouncements that require or permit fair value measurements.  The adoption of this new accounting principle had no impact to the Company’s results of operations or financial position.  See Note 3 for further details.

During 2010, revisions were adopted to certain paragraphs of SSAP No. 43R, Loan-backed and Structured Securities to clarify the accounting for gains and losses between AVR and IMR.  The revisions clarify that an AVR / IMR bifurcation analysis should be performed when SSAP No. 43R securities are sold (not just as a result of impairment).  These changes have an effective date of January 1, 2011 and are to be applied on a prospective basis.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

During 2010, revisions were made to SSAP No. 43R to clarify the definitions of loan-backed and structured securities.  The revised definitions will most likely result in more securities being accounted for under SSAP No. 43R.  Companies are to prospectively apply the clarified guidance effective January 1, 2011.  The Company is in the process of determining the impact of these changes.

Effective September 30, 2009, the Company adopted SSAP No. 43R.  This statement establishes statutory accounting principles for investments in loan-backed and structured securities.  The SSAP supersedes SSAP No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments and paragraph 13 of SSAP No. 99, Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment.  SSAP No. 43R changes the accounting for other-than-temporary impairments (OTTI).  If the Company intends to sell a security or lacks the intent or ability to hold the security until it recovers to its amortized cost basis, the security shall be written down to its fair value.  If the Company does not expect to recover the entire amortized cost basis of a security, an OTTI shall be recognized as a realized loss equal to the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the effective interest rate as outlined in the SSAP.  Prior to the adoption of SSAP No. 43R, loan-backed and structured securities were accounted for in accordance with SSAP No. 43, which called for those securities to be impaired and written down using undiscounted cash flows.  The cumulative effect of the adoption of this standard is the difference between the present value of expected cash flows for securities identified as having an OTTI compared with their amortized cost basis as of July 1, 2009.  This change in accounting principle reduced surplus by a net amount of $7,998 ($5,198 net of tax), which includes impairments of $9,373 offset by NAIC 6 rated securities that were already reported at lower of cost or market at the time of the implementation of SSAP No. 43R of $1,375, which have been removed from the component of change in net unrealized gains/losses.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Effective December 31, 2009, the Company began computing deferred income taxes in accordance with SSAP No. 10R.  This statement establishes statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes.  This statement temporarily replaces SSAP No. 10, Income Taxes. Under SSAP No. 10R, gross deferred tax assets (DTAs) shall be admitted in an amount equal to the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year and the lesser of the amount of adjusted gross DTAs, expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating system software and any net positive goodwill that can be offset against existing gross deferred income tax liabilities (DTLs) after considering the character.  If the Company’s risk-based capital level (RBC) is above 250% where an action level could occur as a result of a trend test, the Company may elect to admit a higher amount of adjusted gross DTAs.  When elected, additional DTAs are admitted for taxes paid in prior years that can be recovered through loss carryback provisions for existing temporary differences that reverse within three years of the balance sheet date and the lesser of the remaining gross DTAs expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any positive net goodwill plus the amount of remaining gross DTAs that can be offset against gross DTLs after considering the character (i.e., ordinary versus capital) of the DTAs and DTLs.  Prior to the adoption of SSAP No. 10R, the Company computed deferred income taxes in accordance with SSAP No. 10.  The Company elected to admit additional deferred tax assets pursuant to SSAP No. 10R.  The effect of the election of this statement is the difference between the calculation of the admitted DTA per SSAP No. 10R and the SSAP No. 10 methodology at December 31, 2009.  As a result of this election, surplus increased by a cumulative effect of $31,476 and $27,585 at December 31, 2010 and 2009, respectively, which has been reflected as an aggregate write-in for other than special surplus funds on the 2010 and 2009 financial statements.

Effective December 31, 2009 the Company adopted amendments to SSAP No. 9, Subsequent Events, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The guidance requires the disclosure of the date through which an entity has evaluated subsequent events and whether that date represents the date the financial statements were issued or were available to be issued. The adoption did not impact the Company’s results of operations or financial position. See Note 16 for further discussion of the Company’s consideration of subsequent events.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

In September 2008, the NAIC issued SSAP No. 99.  This statement establishes the statutory accounting principles for the treatment of premium or discount applicable to certain securities subsequent to the recognition of an OTTI.  Prior to SSAP No. 99, the Company’s previously impaired investments were reported in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities, SSAP No. 32, Investments in Preferred Stock and SSAP No. 43, Loan-backed and Structured Securities.  The Company adopted SSAP No. 99 on January 1, 2009.  The adoption of this statement was accounted for prospectively and therefore there was no impact to the Company’s financial statements at adoption.

Reclassifications

Certain reclassifications have been made to the 2009 and 2008 financial statements to conform to the 2010 presentation.

2. Prescribed and Permitted Statutory Accounting Practices

The New York Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law.

The State of New York has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts.  As prescribed by Section 1414 of the New York Insurance Law, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP.  There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

3. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash, Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Bonds and Stocks:  The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method.  The fair values of bonds and stocks are reported or determined using the following pricing sources:  indexes, third party pricing services, brokers, external fund managers and internal models.

For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Short-Term Notes Receivable from Affiliates:  The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Policy Loans:   The fair value of policy loans is assumed to equal their carrying amount.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short term and long term debt instruments.  The fair values of these investments are determined using the methods described above under Cash, Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Other Invested Assets:  The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds were determined primarily by using indexes, third party pricing services, and internal models.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

3. Fair Values of Financial Instruments (continued)

Derivative Financial Instruments: The estimated fair values of interest rate caps and options are based upon the latest quoted market price at the balance sheet date.  The estimated fair values of swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions.

Credit Default Swaps:  The estimated fair value of credit default swaps are based upon the pricing differential as of the balance sheet date for similar swap agreements.

Investment Contract Liabilities: Fair values for the Company’s liabilities under investment contracts, which include GICs and funding agreements, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.  For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts:  The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values.

Receivable From/Payable to Parents, Subsidiaries and Affiliates: The carrying value of receivable from/payable to affiliates approximates their fair value.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices. The fair value of separate account annuity liabilities approximate the fair value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Surplus Notes:  Fair values for surplus notes are estimated using a discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

3. Fair Values of Financial Instruments (continued)

The following sets forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

3. Fair Values of Financial Instruments (continued)

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values are based on quoted market prices when available.  When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing).  In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price.  These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models.  Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input employed.

The Company's financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100.  The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement.  For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).   The levels of the fair value hierarchy are as follows:

Level 1 - Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -
Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability.  Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets
c) Inputs other than quoted market prices that are observable
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

3. Fair Values of Financial Instruments (continued)

Level 3 -  Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The Company accounts for its investments in affiliated common stock using the equity method of accounting; as such, they are not included in the following disclosures as they are not carried at fair value on the balance sheet.

Fair Value Measurements

During 2010, amendments were made to SSAP No. 100 to eliminate the requirement to differentiate and report fair value measurements on separate recurring and non-recurring schedules.  Instead, for December 31, 2010, all fair value measurements will be reported on a single schedule by class.  The 2009 schedules were not required to be restated.

The following table provides information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2010:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

3. Fair Values of Financial Instruments (continued)

Bonds classified in Level 2 are valued using inputs from third party pricing services or corroborated broker quotes. Level 3 measurements for bonds are primarily those valued using non-corroborated broker quotes or internal modeling.

Common stock in Level 3 is comprised primarily of warrants valued using non-corroborated broker quotes.

Short-term investments are classified as Level 2 as they are carried at amortized cost, which approximates fair value.

For derivatives, those classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

The following table summarizes the changes in assets classified in Level 3 for 2010:

The Company’s policy is to recognize transfers in and out of Level 3 as of the beginning of the reporting period.

Transfers in for bonds were the result of securities not carried at fair value as of December 31, 2009 subsequently changing to being carried at fair value as of December 31, 2010.

Transfers in for common stock were the result of warrants being valued using third party vendor inputs at December 31, 2009.  The valuation of those warrants changed at December 31, 2010 to using non-corroborated broker quotes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

3. Fair Values of Financial Instruments (continued)

The following table provides information about the Company’s financial assets measured at fair value on a recurring basis as of December 31, 2009:

During 2009, the Company did not report any assets in Level 3 on a recurring basis.

Assets measured at fair value on a non-recurring basis

For the year ended December 31, 2009, the Company reported certain assets and liabilities at fair value on a non-recurring basis; that is, the instruments are not measured at fair value on an ongoing basis but are subject to fair value adjustments in certain circumstances (for example, when there is evidence of impairment).  The Company reported the following financial instruments at fair value on a non-recurring basis:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

4. Investments

The carrying amount and estimated fair value of investments in bonds and preferred stocks are as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

At December 31, 2010 and 2009, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 161 and 336 securities with a carrying amount of $729,807 and $1,651,066 and an unrealized loss of $99,821 and $285,197 with an average price of 86.3 and 82.7 (fair value/amortized cost).  Of this portfolio, 67.24% and 75.83% were investment grade with associated unrealized losses of $46,368 and $188,850, respectively.

At December 31, 2010 and 2009, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 206 and 180 securities with a carrying amount of $1,273,112 and $1,491,020 and an unrealized loss of $38,798 and $42,832 with an average price of 97.0 and 97.1 (fair value/amortized cost).  Of this portfolio, 96.06% and 99.06% were investment grade with associated unrealized losses of $36,596 and $41,954, respectively.

At December 31, 2010 and 2009, the Company did not hold any common stocks that had been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2010 the Company did not hold any common stocks that had been in a continuous loss position for less than twelve months. At December 31, 2009, the Company held one security that had been in a continuous loss position for less than twelve months with a fair value $1,594 and an unrealized loss of $80 with a price of 95.2 (fair value/cost).

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2010 and 2009 is as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

The carrying amount and estimated fair value of bonds at December 31, 2010, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value.  Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis.  If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value.  The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in affect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored.  For structured securities, cash flow trends and underlying levels of collateral are monitored.  The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other-than-temporarily impaired.

Subprime Mortgages

At December 31, 2010, the Company’s asset-backed securities (ABS) subprime mortgages portfolio had investments in an unrealized loss position which had a fair value of $110,619 and a carrying value of $136,640, resulting in a gross unrealized loss of $26,021.

The Company does not currently invest in or originate whole loan residential mortgages. The Company categorizes ABS issued by a securitization trust as having subprime mortgage exposure when the average credit score of the underlying mortgage borrowers in a securitization trust is below 660 at issuance. The Company also categorizes asset ABS issued by a securitization trust with second lien mortgages as subprime mortgage exposure, even though a significant percentage of second lien mortgage borrowers may not necessarily have credit scores below 660 at issuance. The company does not have any “direct” residential mortgages to subprime borrowers outside of the ABS structures.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

All ABS subprime mortgage securities are monitored and reviewed on a monthly basis.  Detailed cash flow models using the current collateral pool and capital structure on the portfolio are performed quarterly.  Model output is generated under base and several stress-case scenarios.  The Company’s internal ABS-housing asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. Key assumptions used in the models are projected defaults, loss severities and prepayments. Each of these key assumptions varies greatly based on the significantly diverse characteristics of the current collateral pool for each security. Loan-to-value, loan size and borrower credit history are some of the key characteristics used to determine the level of assumption that is utilized. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Assumed defaults on delinquent loans are dependent on the specific security’s collateral attributes and historical performance.

Loss severity assumptions were determined by observing historical rates from broader market data while being adjusted for specific pool performance, collateral type, mortgage insurance and estimated loan modifications. Prepayments were estimated by examining historical averages of prepayment activity on the underlying collateral.  Once the entire pool is modeled, the results are closely analyzed by the Company’s internal asset specialist to determine whether or not the Company’s particular tranche or holding is at risk for not collecting all contractual cash flows, taking into account the seniority and other terms of the tranches held.  If cash flow models indicate a credit event will impact future cash flows and the Company does not have the intent to sell the tranche or holding and does have the intent and ability to hold the security, the security is impaired to discounted cash flows.

The unrealized loss is primarily due to decreased liquidity, increased credit spreads in the market, slower prepayments and increased expected losses on loans within the underlying pools. Expected losses within the underlying pools are generally higher than original expectations, primarily in certain later-vintage adjustable rate mortgage loan pools, which has led to some rating downgrades in these securities. As the remaining unrealized losses in the ABS subprime mortgage portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2010.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

Residential Mortgage-Backed Securities (RMBS) Sector

At December 31, 2010, the Company’s RMBS sector portfolio had investments in an unrealized loss position which had a fair value of $137,772 and a carrying value of $162,432, resulting in a gross unrealized loss of $24,660.  RMBS are securitizations of underlying pools of non-commercial mortgages on real estate. The underlying residential mortgages have varying credit ratings and are pooled together and sold in tranches.  The Company’s RMBS portfolio includes collateralized mortgage obligations (CMOs), prime jumbo passthroughs, Alt-A RMBS, negative amortization RMBS and reverse mortgage RMBS.

All RMBS of the Company are monitored and reviewed on a monthly basis.  Detailed cash flow models using the current collateral pool and capital structure on the portfolio are performed quarterly. Model output is generated under base and several stress-case scenarios.  The Company’s internal RMBS asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. Key assumptions used in the models are projected defaults, loss severities and prepayments.

Each of these key assumptions varies greatly based on the significantly diverse characteristics of the current collateral pool for each security. Loan-to-value, loan size and borrower credit history are some of the key characteristics used to determine the level of assumption that is utilized. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Assumed defaults on delinquent loans are dependent on the specific security’s collateral attributes and historical performance.

Loss severity assumptions were determined by obtaining historical rates from broader market data and by adjusting those rates for vintage, specific pool performance, collateral type, mortgage insurance and estimated loan modifications. Prepayments were estimated by examining historical averages of prepayment activity on the underlying collateral. Once the entire pool is modeled, the results are closely analyzed by the Company’s internal asset specialists to determine whether or not the Company’s particular tranche or holding is at risk for not collecting all contractual cash flows, taking into account the seniority and other terms of the tranches held. If cash flow models indicate a credit event will impact future cash flows and the Company does not have the intent to sell the tranche or holding and does have the intent and ability to hold the security, the security is impaired to discounted cash flows.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

The pace of deterioration in the housing market began to stabilize in late 2009 and continued in 2010. Even with the stabilization, fundamentals in RMBS continue to be weak, which impacts the magnitude of the unrealized loss. Delinquencies and severities in property liquidations remain at an elevated level, while prepayments remain at historically low levels. Due to the weak fundamental situation, reduced liquidity and the requirement for higher yields due to market uncertainty, credit spreads remain elevated across the asset class. As the remaining unrealized losses in the RMBS portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2010.

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold, in which the security is written down to fair value.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

The following loan-backed and structured securities were held at December 31, 2010, for which an OTTI had been previously recognized:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2010 and 2009 is as follows:

Detail of net investment income is presented below:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses were as follows:

The Company had gross realized losses for the years ended December 31, 2010, 2009 and 2008 of $14,212, $49,705 and $49,597, respectively, which relate to losses recognized on other-than-temporary declines in fair values of bonds and preferred stocks.

Net realized capital gains (losses) on investments and change in unrealized capital gains (losses) are summarized below:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

The Company did not have any impaired loans at December 31, 2010.  At December 31, 2009, the net admitted asset value in impaired loans with a related allowance for credit losses was $35,680. The Company did not hold an allowance for credit losses on mortgage loans at December 31, 2010.  The Company held an allowance for credit losses on mortgage loans in the amount of $7,111 at December 31, 2009.  The average recorded investment in impaired loans during 2010 and 2009 was $13,959 and $14,916, respectively.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms.  Interest income on nonperforming loans generally is recognized on a cash basis.  The Company recognized $679, $266 and $1,117 of interest income on impaired loans for the years ended December 31, 2010, 2009 and 2008, respectively.  The Company recognized $860, $358 and $1,094 of interest income on a cash basis for the years ended December 31, 2010, 2009 and 2008, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

During 2010 and 2009, the Company did not issue any mortgage loans.

During 2010 and 2009, there were no mortgage loans that were foreclosed and transferred to real estate.   At December 31, 2010 and 2009, the Company held a mortgage loan loss reserve in the AVR of $45,632 and $38,550, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

The recorded investment in restructured securities in 2010 and 2009, respectively, was $1,059 and $8,612 and the capital gains (losses) taken as a direct result of restructures were $679 and $(4,847).  There were no recorded investments in restructured securities nor any capital losses taken as a direct result of restructures in 2008.  The Company often has impaired a security prior to the restructure date.  These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

The Company recorded an impairment of $258 during 2009 for its investment in Zero Beta Fund, LLC, an affiliate, due to a decline in the fair value of the underlying investment.  The impairment was taken because there is an intent to sell some of the underlying investments of the fund before any anticipated recovery in value would occur. The write-down is included in net realized capital gains (losses) within the statement of operations.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

During 2009, the Company recorded an impairment of $3,381 for its investment in Real Estate Alternatives Portfolio 2, LLC, an affiliate, due to a decline in the fair value of the underlying investment.  The impairment was taken because the decline in fair value of underlying investments of the fund was deemed to be other-than-temporary.  The write-down is included in net realized capital gains (losses) within the statement of operations.

During 2010, the Company did not recognize any impairment write-downs for its investments in joint ventures and limited partnerships.

At December 31, 2010, the Company had ownership interest in one LIHTC investment.  The remaining years of unexpired tax credits were four and the property was not subject to regulatory review.  The length of time remaining for the holding period was seven years.  There are no contingent equity commitments expected to be paid in the future.  There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2009, the Company had ownership interest in one LIHTC investment.  The remaining years of unexpired tax credits were five and the property was not subject to regulatory review.  The length of time remaining for the holding period was eight years.  There are no contingent equity commitments expected to be paid in the future.  There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities.  An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments.  The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount.  Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.  All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

Under exchange traded currency futures and options, the Company agrees to purchase a specified number of contracts from other parties and to post variation margins on a daily basis in an amount equal to the difference in the daily fair values of those contracts.  The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange.  The Company recognized net realized gains (losses) from futures contracts in the amount of $(91,398), $(151,046) and $35,005 for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company invests in interest rate caps to convert a particular fixed rate asset/liability into a pure floating rate asset/liability in order to meet its overall asset/liability strategy. Each mortgage loan or liability is hedged individually and the relevant terms of the loan or liability and derivative must be the same. The caps require a single premium to be paid at the onset of the contract and the Company benefits from the receipt of payments should rates rise above the strike rate.

The Company replicates investment grade corporate bonds by combining a AAA rated security with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset.  Using the swap market to replicate credit quality enables the Company to enhance the relative values while having the ability to execute larger transactions in a shortened time frame.  A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2010 and 2009, the Company had replicated assets with a fair value of $7,003 and $6,975, respectively, and credit default swaps with a fair value of $19 and $29, respectively. During the years ended December 31, 2010, 2009 and 2008, the Company did not recognize any capital losses related to replication transactions.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

The Company replicates investment grade corporate bonds by writing credit default swaps.  As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond.  As of December 31, 2010, credit default swaps, used in replicating corporate bonds are as follows:

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit ratings of 'A' or better.  At December 31, 2010 and 2009, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $56,041 and $41,409, respectively.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf.  The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty.  If the net fair value of all contracts with this counterparty is negative, the Company is required to post assets. At December 31, 2010 and 2009, the fair value of all contracts, aggregated at a counterparty level, with a negative fair value amounted to $12,211 and $232, respectively.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable.  The Company uses derivatives as hedges; consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction.  Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

At December 31, 2010 and 2009, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

The Company utilizes futures contracts to hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Company agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Company as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the values of the contracts are recognized as realized gains or losses. When the contracts are closed, the Company recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Company’s cost basis in the contract. The Company recognized net realized gains (losses) from futures contracts in the amount of $(91,398), $(176,809) and $36,059, for the years ended December 31, 2010, 2009 and 2008, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

Open futures contracts at December 31, 2010, and 2009, were as follows:

For the years ended December 31, 2010, 2009 and 2008, the Company recorded unrealized gains of $39,628, $36,852 and $228,759, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting.  This has been recorded directly to unassigned surplus as an unrealized gain.  The Company did not recognize any unrealized gains or losses during 2010, 2009 or 2008 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

 At December 31, 2010 and 2009, investments with an aggregate carrying amount of $3,648 and $3,658, respectively, were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

5. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements.  The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance amounts for the years ended December 31:

Aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded to affiliates at December 31, 2010 and 2009 of $1,405,493 and $1,253,484, respectively.

The Company received reinsurance recoveries in the amounts of $268,725, $248,374, and $262,441, during 2010, 2009 and 2008, respectively. At December 31, 2010 and 2009, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $71,135 and $63,516, respectively.  The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2010 and 2009 of $1,540,451 and $1,397,114, respectively.

The Company would experience no reduction in surplus at December 31, 2010 or 2009 if all reinsurance agreements were cancelled.

The Company did not enter into any new reinsurance agreements in which a reserve credit was taken during the years ended December 31, 2010 or 2009.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

5. Reinsurance (continued)

Effective June 1, 2010, the Company entered into an assumption reinsurance agreement in which the Company assumed group annuity policies from TLIC.  Reserves of $68,683 and assets of $92,931 were assumed by the Company.  This transaction resulted in a net pre-tax gain to the Company of $24,248, which has been reclassified to the balance sheet and presented as a deferred gain, as this transaction was deemed economic.  The deferred gain will be amortized into general insurance expenses over the period in which the Company benefits economically, not to exceed 10 years.  Amortization of the deferred gain for the year was $1,414.

Effective April 1, 2010, the Company entered into an assumption reinsurance agreement in which the Company ceded term life policies to TLIC.  Life and claim reserves of $38,022 and $7,558, respectively, and other assets in the amount of $5,538 were ceded by the Company, with consideration paid of $5,106.  This transaction resulted in a net pre-tax gain to the Company of $34,936, which has been reflected in the statement of operations, as this was deemed an economic transaction.

Effective January 1, 2010, the Company entered into a recapture agreement in which the Company recaptured term life policies from Transamerica International Reinsurance (Bermuda) Ltd. (TIRe), an affiliate.  The Company recaptured life and claim reserves of $6,051 and $80, respectively, and received consideration of $855.  This transaction resulted in a net pre-tax loss to the Company of $5,276, which has been reflected in the statement of operations.

Effective January 1, 2010, the Company entered into an assumption reinsurance agreement in which the Company ceded term life policies to TLIC.  Life and claim reserves of $18,823 and $445, respectively, were ceded, and the Company paid consideration of $791.  This transaction resulted in a net pre-tax gain to the Company of $18,477, which has been reflected in the statement of operations as this was deemed an economic transaction.

Effective January 1, 2010, the Company entered into an assumption reinsurance agreement in which the Company assumed accident and health policies from TLIC.  The Company assumed claim reserves of $2,357 and other liabilities of $9,761 and received consideration of $12,118, resulting in no gain or loss on the transaction.

Effective March 31, 2009, the Company recaptured a block of in force universal life secondary guarantee risk that was ceded to TIRe.  Universal life secondary guarantee reserves recaptured were $22,707.  The resulting pre-tax loss of $22,707 was included in the statement of operations.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

5. Reinsurance (continued)

Effective January 1, 2009, the Company entered into a reinsurance agreement with Stonebridge Life Insurance Company (SLIC), an affiliate, to assume a block of business covering individual and group supplemental life and accident and health insurance products.  The Company received reinsurance consideration of $1,134 and established reserves of a like amount, resulting in no gain or loss on the transaction.

Effective December 15, 2008, the Company entered into a reinsurance agreement with SLIC to assume certain individual and group supplemental life and accident and health insurance products issued to certain residents of the State of New York.  The Company received reinsurance consideration of $102,578, paid an initial expense allowance of $77,155 and established reserves of $102,578, resulting in a pre-tax loss of $77,155 ($50,151 net of tax) that has been included in the statement of operations as it was deemed an economic assumption reinsurance transaction.

On December 31, 2006, the Company acquired a block of credit insurance business from an unaffiliated company.  The Company received consideration of $20,198 equal to the reserves and unearned premium assumed, and paid a commission expense allowance of $10,055, netting to a pre-tax loss of $10,055 ($6,535 net of tax) reflected in the statement of operations.  Adjustments of $301 were made during 2008 to true up to actual 2006 reserve balances.

During 2010, 2009 and 2008, the Company amortized deferred gains from reinsurance transactions occurring prior to 2008 of $995, for each respective year, into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

During 2001, the Company assumed certain traditional life insurance contracts from Transamerica Occidental Life Insurance Company, an affiliate, which merged into TLIC, an affiliate, effective October 1, 2008. The Company recorded goodwill of $14,280 related to this transaction which was non-admitted. The related amortization was $1,433 during 2010, 2009 and 2008.  Chapter 311 of the New York Laws of 2008, which became effective in July of 2008, includes a provision allowing goodwill to be an admitted asset in financial statements filed subsequent to the effective date.  The Company recorded $502 and $2,016 of goodwill at December 31, 2010 and 2009, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

6. Income Taxes

The net deferred income tax asset at December 31, 2010 and 2009 and the change from the prior year are comprised of the following components:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

6. Income Taxes (continued)

The main components of deferred income tax amounts are as follows:

Year Ended December 31 2010	2009	Change
Deferred Tax Assets:			
Ordinary:			
Discounting of unpaid losses	$ 175	$ 194	$ (19)
Policyholder reserves	69,208	48,919	20,289
Investments	5,857	1,914	3,943
Deferred acquisition costs	27,880	26,753	1,127
Receivables - nonadmitted	1,037	927	110
Reinsurance ceded	549	200	349
Reinsurance to unauthorized companies	492	1,394	(902)
Assumption reinsurance	8,487	–	8,487
Other (including items <5% of ordinary tax assets)	3,516	356	3,160
Subtotal	117,201	80,657	36,544
Statutory valuation allowance adjustment	–	–	–
Nonadmitted	35,565	29,275	6,290
Admitted ordinary deferred tax assets	81,636	51,382	30,254
Capital:			
Investments	28,547	33,377	(4,830)
Other (including items <5% of total total capital tax assets)	–	–	–
Subtotal	28,547	33,377	(4,830)
Statutory valuation allowance adjustment	–	–	–
Nonadmitted	–	4,998	(4,998)
Admitted capital deferred tax assets	28,547	28,379	168
Admitted deferred tax assets	$ 110,183	$ 79,761	$ 30,422
Deferred Tax Liabilities:			
Ordinary:			
Investments	$ 8,433	$ 13,930	$ (5,497)
§ 807(f) adjustment	10,029	4,252	5,777
Separate account adjustments	–	3,924	(3,924)
Other (including items <5% of total ordinary tax liabilities)	177	884	(707)
Subtotal	18,639	22,990	(4,351)
Capital:			
Investments	22,393	11,226	11,167
Separate account adjustments	3,045	–	3,045
Other (including items <5% of total capital tax liabilities)	–	–	–
Subtotal	25,438	11,226	14,212
Deferred tax liabilities	44,077	34,216	9,861
Net deferred tax assets/liabilities	$ 66,106	$ 45,545	$ 20,561

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

6. Income Taxes (continued)

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2010 and 2009.

As discussed in Note 1, the Company has elected to admit deferred income tax assets pursuant to SSAP No. 10R, paragraph 10.e. for the 2010 and 2009 reporting periods.  The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 10R is as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

6. Income Taxes (continued)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

6. Income Taxes (continued)

• 10.a. – Federal income taxes paid in prior year that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year
• 10.b.i. – Adjusted gross DTAs, after the application of 10.a., expected to be realized within one year
• 10.b.ii. – 10% of adjusted statutory capital and surplus as shown on most recently filed statement
• 10.c. – Adjusted gross DTAs, after the application of 10.a. and 10.b., that can be offset against gross DTLs after considering the character of the DTAs and DTLs
• 10.d. – If the reporting entity’s financial statements and risk-based capital (RBC) calculated using an admitted adjusted gross DTA as the sum of 10.a., 10.b., and 10.c. results in the Company’s RBC level being above the maximum RBC level where an action level could occur as a result of the trend test (i.e., 250%); then the Company may elect to admit a higher amount of adjusted gross DTAs as calculated in paragraph 10.e.
• 10.e.i. – Federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with IRS tax loss carryback provisions, not to exceed three years
• 10.e.ii.(a) – Adjusted gross DTAs, after the application of 10.e.i, expected to be realized within three years
• 10.e.ii.(b) – 15% of adjusted statutory capital and surplus as shown on most recently filed statement
• 10.e.iii. – Adjusted gross DTAs, after the application of 10.e.i. and 10.e.ii., that can be offset against DTLs after considering the character of the DTAs and DTLs

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

6. Income Taxes (continued)

Total increased admitted adjusted gross DTA’s as the result of the application of paragraph 10.e. SSAP No. 10R:

Used in SSAP No. 10R, paragraph 10.d.:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

6. Income Taxes (continued)

*As reported on the statutory balance sheet for the most recently filed statement with the domiciliary state commissioner adjusted in accordance with SSAP No. 10R, paragraph 10.b.ii

•	XXX denotes breakout between ordinary and capital is not applicable to this information.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

6. Income Taxes (continued)

The impact of tax planning strategies at December 31, 2010 was as follows:

Current year income taxes incurred consist of the following major components:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

6. Income Taxes (continued)

The Company's current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

6. Income Taxes (continued)

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent company, Transamerica Corporation, and other affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement.  Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations.  The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in the year generated.  The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in any carryback or carryforward year when so applied.  Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2010.

As of December 31, 2010 and 2009, the Company had no operating loss, capital loss, or tax credit carryforwards available for tax purposes.

The Company incurred income taxes during 2010 and 2009 of $71,166 and $31,901, respectively, which will be available for recoupment in the event of future net losses.  The Company did not incur income taxes during 2008 which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2010 and 2009 is $1,744 and $1,739 respectively.  The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $1,744.  The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively.  The Company’s interest expense related to income taxes for the years ending December 31, 2010, 2009 and 2008 is $77, $77 and $75, respectively.  The total interest payable balance as of December 31, 2010 and 2009 is $230 and $152 respectively.  The Company recorded no liability for penalties.  It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2004. The examination for the years 2005 through 2006 have been completed and resulted in tax return adjustments that are currently being appealed.  The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.  An examination is currently underway for the years 2007 and 2008.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

7. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company.

For the years ended December 31, 2010, 2009 and 2008, premiums for participating life insurance policies were $2, $(2) and $(12), respectively.  The Company accounts for its policyholder dividends based on dividend scales and experience of the policies.  The Company did not pay any dividends to policyholders during 2010.  The Company paid dividends in the amount of $17 and $3 to policyholders during 2009 and 2008, respectively, and did not allocate any additional income to such policyholders.

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

7. Policy and Contract Attributes (continued)

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2010 and 2009 is as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

7. Policy and Contract Attributes (continued)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

7. Policy and Contract Attributes (continued)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.  At December 31, 2010 and 2009, the Company’s separate account statement included legally insulated assets of $14,267,158 and $11,234,250, respectively.  The assets legally insulated from general account claims at December 31, 2010 are attributed to the following products:

Some separate account liabilities are guaranteed by the general account.  In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.  As of December 31, 2010, the general account of the Company had a maximum guarantee for separate account liabilities of $41,889.  To compensate the general account for the risk taken, the separate account paid risk charges of $2,394 to the general account in 2010.  As of December 31, 2010, the general account of the Company had paid $1,006 toward separate account guarantees.

The Company reported guaranteed separate account assets at amortized cost in the amount of $6,673,935 based upon the prescribed practice granted by the State of New York as described in Note 2.  These assets had a fair value of $6,823,370 at December 31, 2010, which would have resulted in an unrealized gain of $149,435 had these assets been reported at fair value.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

7. Policy and Contract Attributes (continued)

The Company participates in securities lending within the separate account. The Company follows the same policies and procedures as the general account for such transactions conducted from the separate account.  See Note 9 for a discussion of securities lending policies and procedures.  At December 31, 2010, securities with a book value of $39,189 were on loan under securities lending agreements, which represents less than one percent of total separate account assets.  The Company does not obtain approval or otherwise provide notification to contract holders regarding securities lending transactions that occur with separate account assets.  However, the Company requires that borrowers pledge collateral worth 102% of the value of the loaned securities.  At December 31, 2010, the Company held collateral from securities lending transactions in the form of cash and on open terms in the amount of $39,990.  This cash collateral is reinvested in a registered money market fund and is not available for general corporate purposes.

Effective December 31, 2009, the Company adopted Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39.  AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products.  The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981.  Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors.  The Aggregate Reserve for contracts falling within the scope of AG 43 is equal to the Conditional Tail Expectation (CTE) Amount, but not less than the Standard Scenario Amount (SSA).  The Company reported a decrease in reserves and an increase in net income of $41,643 at December 31, 2009, related to the adoption of AG 43 and changes in underlying assumptions.

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

7. Policy and Contract Attributes (continued)

At December 31, 2010 and 2009, the Company had variable annuities with minimum guaranteed benefits as follows:

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2010 and 2009, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

7. Policy and Contract Attributes (continued)

The Company anticipates investment income as a factor in premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. At December 31, 2010 and 2009, the Company had insurance in force aggregating $151,035,580 and $148,747,352, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Department of Insurance of the State of New York. The Company established policy reserves of $116,132 and $61,291 to cover these deficiencies at December 31, 2010 and 2009, respectively.

8. Capital and Surplus

At December 31, 2010 and 2009, the Company had 44,175 shares of 6% non-voting, non-cumulative preferred stock issued and outstanding.  AEGON owns 38,609 shares and TLIC owns 5,566 shares.  Par value is $10 per share, and the liquidation value is $1,286.72 per share.

The preferred stock shareholders are entitled to receive non-cumulative dividends at the rate of 6% per year of an amount equal to the sum of (1) the par value plus (2) any additional paid-in capital for such preferred stock.  Dividends are payable annually in December.  The amount of dividends unpaid at December 31, 2010 was $430.  The preferred shares have preference as to dividends and upon dissolution or liquidation of the Company.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

8. Capital and Surplus (continued)

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the lesser of (1) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (2) the Company’s statutory gain from operations before net realized capital gains on investments for the preceding year.  Subject to the availability of unassigned surplus at the time of such dividend, the Company can make a dividend payment of $79,217 without the prior approval of insurance regulatory authorities in 2011.

On December 23, 2010, the Company paid a common stock dividend of $200,000 to its parent companies, AEGON and TLIC.  Of this amount, $90,913 was considered an ordinary cash dividend and $109,087 was considered an extraordinary dividend.  AEGON received $174,800 and TLIC received $25,200.  The Company did not pay any dividends in 2009.  On May 2, 2008, the Company paid a common stock dividend of $300,000 to its parent companies, AEGON and Transamerica Occidental Life Insurance Company (TOLIC).  TOLIC was subsequently merged into TLIC.  AEGON received $262,200 and TOLIC received $37,800.

The Company received capital contributions of $218,500 and $31,500 from its parent companies, AEGON and TLIC, respectively, on December 30, 2008.  No capital contributions were received in 2010 or 2009.

On May 2, 2008, the Company received $150,000 from AEGON in exchange for surplus notes.  The Company received approval from the Superintendent of Insurance of the New York Department of Insurance prior to the issuance of the surplus notes, as well as the December 31, 2010, 2009 and 2008 interest payments.  These notes are due 20 years from the date of issuance at an interest rate of 6.25% and are subordinate and junior in the right of payment to all obligations and liabilities of the Company.  In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.

Additional information related to the surplus notes at December 31, 2010 and 2009 is as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

8. Capital and Surplus (continued)

The Company held special surplus funds in the amount of $4,581 and $3,753, as of December 31, 2010 and 2009, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities.

Life and health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2010, the Company meets the minimum RBC requirements.

9. Securities Lending

The Company participates in an agent-managed securities lending program.  The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date.  If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned domestic securities.  In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2010 and 2009, respectively, securities in the amount of $463,936 and $242,764 were on loan under securities lending agreements. At December 31, 2010 and 2009, the collateral the Company received from securities lending was in the form of cash and on open terms.  This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $475,923 and $247,770 at December 31, 2010 and 2009, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

9. Securities Lending (continued)

The contractual maturities of the securities lending collateral positions are as follows:

The maturity dates of the reinvested securities lending collateral are as follows:

The Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions.  Under current conditions, the Company has securities with a par value of $476,925 (fair value of $475,923) that are currently tradable securities that could be sold and used to pay for the $476,962 in collateral calls that could come due under a worst-case scenario.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

10. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. The Company’s allocation of pension expense for the years ended December 31, 2010, 2009 and 2008 was $8, $8 and $7, respectively.  The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary.  Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.  The Company’s allocation of benefits expense for the years ended December 31, 2010, 2009 and 2008 was $6, $5 and $5 respectively.

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits.  The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level.  The plans are unfunded and nonqualified under the Internal Revenue Service Code.  In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company.  The Company’s allocation of expense for these plans for each of the years ended December 31, 2010, 2009 and 2008 was negligible.  AEGON also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula.  These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

10. Retirement and Compensation Plans (continued)

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement plan expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company’s allocation of postretirement expenses was negligible for the years ended December 31, 2010, 2009 and 2008.

11. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

In accordance with an agreement between AEGON and the Company, AEGON will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by the AEGON as needed.

The Company is party to a service agreement with TLIC, in which the Company receives services, including accounting, data processing and other professional services, in consideration of reimbursement of the actual costs of services rendered.   The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. (Advisor) whereby Advisor serves as the administrator and advisor for the Company’s mortgage loan operations.  AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company.  During 2010, 2009 and 2008, the Company paid $22,860, $22,645 and $24,960, respectively, for these services, which approximates cost.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the AEGON/Transamerica Series Trust.  The Company received $1,112, $696 and $682 for these services during 2010, 2009 and 2008, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement.  The Company incurred expenses under this agreement of $3,395, $4,768 and $6,351 for the years ended December 31, 2010, 2009, and 2008, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

11. Related Party Transactions (continued)

Payables to and receivables from affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate.  During 2010, 2009 and 2008, the Company paid (received) net interest of $(14), $(58) and $1, respectively, to (from) affiliates. At December 31, 2010 and 2009, the Company reported a net amount of $4,281 due to and $42,460 due from affiliates, respectively.  Terms of settlement require that these amounts are settled within 90 days.

At December 31, 2010 and 2009, the Company had short-term intercompany notes receivable of $30,400 and $105,600 as follows.  In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.  All of the short-term intercompany notes outstanding at December 31, 2009 were repaid prior to their due date.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

12. Managing General Agents

The Company utilizes managing general agents and third-party administrators in its operations.  Information regarding these entities is as follows:

C-Claims Payment
B-              Binding Authority
P-              Premium Collection
U-              Underwriting

For years ended December 31, 2010, 2009 and 2008, the Company had $21,285, $24,816 and $33,074, respectively, of direct premiums written by The Vanguard Group, Inc.  For the years ended December 31, 2010, 2009 and 2008, the Company had $1,766, $6,638 and $6,707, respectively, of direct premiums written by Vision Financial Corp. For the years ended December 31, 2009 and 2008, the Company had $8,775 and $9,955, respectively, of direct premiums written by Benefit Marketing Systems, Inc.  The Company had no direct premiums written by Benefit Marketing Systems, Inc. for the year ended December 31, 2010.  For the years ended December 31, 2010, 2009 and 2008, the Company had $33, $39 and $36, respectively, of direct premiums written by League Insurance Agency.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

13. Commitments and Contingencies

The Company has issued synthetic GIC contracts to benefit plan sponsors on assets totaling $179,759 and $181,013 as of December 31, 2010 and 2009, respectively.  A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans.  The plan sponsor retains ownership and control of the related plan assets.  The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows.  In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances.  The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants.  In return for the book value benefit responsive guarantee, the Company receives a premium, which varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow matching.  The assets relating to such contracts are not recognized in the Company’s statutory-basis financial statements. A contract reserve has been established for the possibility of unexpected benefit payments at below market interest rates of $1,000 at December 31, 2010 and 2009.

The Company has contingent commitments of $16,734 and $19,381, at December 31, 2010 and 2009, respectively, for joint ventures, partnerships and limited liability companies.  There were no LIHTC commitments as of December 31, 2010 or 2009.

The Company may pledge assets as collateral for derivative transactions. At December 31, 2010 and 2009, the Company has pledged invested assets with a carrying value of $41,357 and $40,628, respectively, and fair value of $42,175 and $38,059, respectively, in conjunction with these transactions.  Also, in conjunction with the derivative transactions, cash in the amount of $37,127 and securities in the amount of $6,798 were posted to the Company as of December 31, 2009, which were not included in the financials of the Company.

As mentioned in Note 1, amendments to SSAP No. 91R during 2010 resulted in the cash collateral received from derivative counterparties being recorded on the Company’s balance sheet.  The amount of cash collateral posted as of December 31, 2010 was $35,073.  In addition, securities in the amount of $12,315 were posted to the Company as of December 31, 2010, which were not included in the financials of the Company.  In accordance with amended SSAP No. 91R, noncash collateral is not to be recognized by the recipient unless that collateral is sold or repledged or the counterparty defaults.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

13. Commitments and Contingencies (continued)

There were no securities being acquired on a “to be announced” (TBA) basis at December 31, 2010 or 2009.

There were no private placement commitments outstanding as of December 31, 2010.  Private placement commitments outstanding as of December 31, 2009 were $10,000.

The Company is a party to legal proceedings involving a variety of issues incidental to its business.  Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum.  In addition, there continues to be significant federal and state regulatory activity relating to financial services companies.  The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position or results of operations.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies.  Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations.  The Company has established a reserve of $24,798 and $783 with no offsetting premium tax benefit, at December 31, 2010 and 2009, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies.  The Company had an offsetting premium tax benefit of $16,000 at December 31, 2010.  The Company had no offsetting premium tax benefit at December 31, 2009.  The guaranty fund expense was $8,079, $(42) and $66 for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company did not participate in repurchase or dollar repurchase agreements at December 31, 2010 or 2009.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

14. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2010 and reacquired within 30 days of the sale date are:

15. Reconciliation to Statutory Statement

The 2008 Annual Statement did not include the appropriate tax effect on both the mark to market income on a derivative and the associated statutory and tax reserves related to the Company’s variable annuities as of December 31, 2008.  This item was adjusted for in the 2008 financial statements, as discussed further below, and was corrected through federal income tax expense in the 2009 Annual Statement.  The following is a reconciliation of amounts previously reported to the Department of Insurance of the State of New York in the 2009 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

15. Reconciliation to Statutory Statement (continued)

The following is a reconciliation of amounts previously reported to the Department of Insurance of the State of New York in the 2008 Annual Statement, to those reported in the accompanying statutory-basis financial statements:
There were no reconciling items between amounts reported to the Department of Insurance of the State of New York in the 2010 Annual Statement and those reported in the accompanying statutory-basis financial statements for 2010.

16. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are available to be issued, April 11, 2011, provided they give evidence of conditions that existed at the balance sheet date (Type I).  Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II).  As of April 11, 2011, the Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2010.

Transamerica Financial Life Insurance Company
Summary of Investments – Other Than
Investments in Related Parties
(Dollars in Thousands)

December 31, 2010

SCHEDULE I

Type of Investment	Cost (1)	Market Value	Amount at Which Shown in the Balance Sheet
Fixed maturities			
Bonds:			
United States government and government agencies and authorities	$ 486,302	$ 479,475	$ 486,302
States, municipalities and political subdivisions	96,784	98,945	96,784
Foreign governments	141,734	143,027	141,734
Hybrid securities	152,074	143,912	152,074
All other corporate bonds	7,187,171	7,446,353	7,187,171
Preferred stocks	1,610	2,247	1,610
Total fixed maturities	8,065,675	8,313,959	8,065,675
Equity securities			
Common stocks:			
Industrial, miscellaneous and all other	3,041	7,046	7,046
Total common stocks	3,041	7,046	7,046
Mortgage loans on real estate	745,073		745,073
Policy loans	62,379		62,379
Other long-term investments	75,042		75,042
Cash, cash equivalents and short-term investments	107,949		107,949
Securities lending reinvested collateral assets	476,851		476,851
Derivatives	–		–
Total investments	$ 9,536,010		$ 9,540,015

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

Transamerica Financial Life Insurance Company
Supplementary Insurance Information
(Dollars in Thousands)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Financial Life Insurance Company
Reinsurance
(Dollars in Thousands)

PART C - OTHER INFORMATION
Item 26.                    Exhibits
(a)		Resolution of the Board of Directors of Transamerica establishing the separate account (1)
(b)		Not Applicable
(c)		Distribution of Policies
	(i)	Master Service and Distribution Compliance Agreement (2)
	(ii)	Amendment to Master Service and Distribution Compliance Agreement (3)
	(iii)	Form of Broker/Dealer Supervisory and Service Agreement (3)
	(iv)	Amended and Restated Principal Underwriting Agreement dated January 25, 2005.Principal Underwriting Agreement (16)
	(v)	First Amendment No. 1 to Principal Underwriting Agreement (16)
	(vi)	Amendment No. 2 and Novation to the amended and restated Principal Underwriting Agreement dated May 1, 2007.Principal Underwriting Agreement with Transamerica Capital, Inc. (16)
	(vii)	Amendment No. 3 to the amended and restated Principal Underwriting Agreement dated Nov. 1, 2007. (16)
	(viii)	Amendment No. 4 to the amended and restated Principal Underwriting Agreement dated May 1, 2008. (16)
(d)	(i)	Specimen Flexible Premium Variable Life Insurance Policy (11)
	(ii)	Children’s Insurance Rider (6)
	(iii)	Disability Waiver of Monthly Deductions Rider (11)
	(iv)	Accidental Death Benefit Rider (11)
	(v)	Primary Insured Rider Plus (11)
	(vi)	Other Insured Rider (11)
	(vii)	Terminal Illness Accelerated Death Benefit Rider (6)
	(viii)	Endorsement – Asset Rebalancing (6)
	(ix)	Endorsement – Dollar Cost Averaging (11)
	(x)	Disability Waiver of Premium Rider (11)
	(xi)	Inflation Fighter Rider Level Premium (11)
	(xii)	Insurance on Minors Endorsement (11)
(e)		Application for Flexible Premium Variable Life Insurance Policy (11)
(f)	(i)	Certificate of Incorporation of AUSA Life (1)
	(ii)	Amended and Restated By-Laws of AUSA Life (1)
(g)		Reinsurance Contracts
(i)
Reinsurance Treaty dated May 1, 1999 Among AUSA Life, Phoenix Home Life Mutual Insurance Company, Swiss Re Life & Health America, Inc., The Lincoln National Life Insurance Company and Transamerica Occidental Life Insurance Company and Amendments Thereto (9)

(h)	(i)	Participation Agreement Among AUSA Life Insurance Company, Inc., Western Reserve Life Assurance Co. of Ohio and WRL Series Fund, Inc. (7)
	(ii)	Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (4)
	(iii)	Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (4)
	(iv)	Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (4)
	(v)	Second Amendment to Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (5)
	(vi)	Second Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (5)
	(vii)	Second Amendment to Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (5)
	(viii)	Third Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated July 2, 2001 (8)
	(ix)	Amendment No. 4 to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Transamerica dated May 1, 2004 (12)
	(x)	Fifth Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Transamerica dated July 1, 2004 (12)
	(xi)	Amendment No. 30 to Participation Agreement Among AEGON/Transamerica Series Fund, Inc. and Transamerica and other AEGON affiliated Companies dated June 10, 2004 (13)
	(xii)	Amendment No. 31 to Participation Agreement Among AEGON/Transamerica Series Fund, Inc. and Transamerica and other AEGON affiliated Companies dated October 22, 2004 (13)
	(xiii)	Amendment No. 32 to Participation Agreement Among AEGON/Transamerica Series Trust and Transamerica and other AEGON Affiliated Companies dated May 1, 2005 (14)
	(xiv)	Amendment No. 33 to Participation Agreement Among AEGON/Transamerica Series Trust and Transamerica and other AEGON Affiliated Companies dated September 1, 2005 (14)
	(xv)	Amendment No. 34 to Participation Agreement Among AEGON/Transamerica Series Trust and Transamerica and other AEGON Affiliated Companies dated May 1, 2006 (16)
	(xvi)	Amendment No. 35 to Participation Agreement Among AEGON/Transamerica Series Trust and Transamerica and other AEGON Affiliated Companies dated July 30, 2007 (16)
	(xvii)	Participation Agreement among ProFunds, Access One Trust, ProFunds Advisors, Inc. and Transamerica dated June 6, 2006. (16)
	(xviii)	Amendment No. 1 to Participation Agreement among ProFunds, Access One Trust, ProFund Advisors, Inc. and Transamerica dated June 1, 2007.(16)
	(xix)	Amendment No. 2to Participation Agreement among ProFunds, Access One Trust, ProFund Advisors, Inc. and Transamerica dated February 28, 2008. (16)
	(xx)	Amendment to Participation Agreement among AllianceBernstein Variable Products Series Fund, Inc. and Transamerica Financial Life Insurance Co. dated May 1, 2009 (17)
(xxi)
Amendment No. 6 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Transamerica Financial Life Insurance Co. and Transamerica Capital, Inc. dated May 1, 2009 (17)

	(xxii)	Amendment No. 40 to Participation Agreement among Transamerica Series Trust , Transamerica Financial Life Insurance Co. , and Monumental Life Insurance Company dated May 1, 2009 (17)
	(xxiii)	Amendment No. 41 to Participation Agreement among Transamerica Series Trust , Transamerica Financial Life Insurance Co. and Monumental Life Insurance Company dated November 1, 2009. (18)
	(xxiv)	Amendment No. 42 to Participation Agreement between Transamerica Series Trust , Transamerica Financial Life Insurance Co. and Monumental Life Insurance Company dated May 1, 2010.(18)
(xxv)
Amendment No. 43 to Participation Agreement among Transamerica Series Trust, Transamerica Financial Life Insurance Company, Transamerica Life Insurance Company and Monumental Life Insurance Company dated August 17, 2010.(19)

(xxvi)
Amendment No. 44 to Participation Agreement among Transamerica Series Trust, Transamerica Financial Life Insurance Company, Transamerica Life Insurance Company and Monumental Life Insurance Company dated May 1, 2011.(19)

(i)		Not Applicable
(j)		Not Applicable
(k)		Opinion and Consent of Arthur D. Woods, Esq. as to Legality of Securities Being Registered
(l)		Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities Being Registered
(m)		Sample Hypothetical Illustration (10)
(n)		Other Opinions
	(i)	Written Consent of Ernst & Young LLP
(o)		Not Applicable
(p)		Not Applicable
(q)	(i)	Memorandum describing issuance, transfer and redemption procedures (14)
	(ii)	Memorandum describing issuance, transfer and redemption procedures, as amended
(r)		Powers of Attorney (17)

Name
Peter Kunkel
William Brown, Jr.
John T. Mallett
Steven E. Frushtick
Peter P. Post
Colette F. Vargas
Elizabeth Belanger

___________________________________
(1)	This exhibit was previously filed on Pre-Effective Amendment No. 2 to Form S-6 Registration Statement dated October 20, 1997 (File No. 33-86696) and is incorporated herein by reference.
(2)	This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.
(3)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.
(4)	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form S-6 Registration Statement dated April 18, 2001 (File No. 333-38343) and is incorporated herein by reference.
(5)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated May 25, 2001 (File No. 333-61654) and is incorporated herein by reference.
(6)	This exhibit was previously filed on Initial Registration Statement to Form S-6 Registration Statement dated October 21, 1997 (File No. 333-38343) and is incorporated herein by reference.
(7)	This exhibit was previously filed on Pre-Effective Amendment No. 3 to Form S-6 Registration Statement dated June 23, 1998 (File No. 33-86696) and is incorporated herein by reference.
(8)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form S-6 Registration Statement dated April 17, 2002 (File No. 333-61654) and is incorporated herein by reference.
(9)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement dated February 20, 2003 (File No. 333-61654) and is incorporated herein by reference.
(10)	This exhibit was previously filed on the Initial Registration Statement on Form N-6 Registration Statement dated November 7, 2003 (File No. 333-110315) and is incorporated herein by reference.
(11)	This exhibit was previously filed on the Initial Registration Statement on Form N-6 Registration Statement dated March 10, 2004 (File No. 333-113442) and is incorporated herein by reference.
(12)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated July 14, 2004 (File No. 333-113442) and is incorporated herein by reference.
(13)	This exhibit was previously filed on Post-Effective Amendment No. 5 to Form N-6 Registration Statement dated April 14, 2005 (File No. 333-61654) and is incorporated herein by reference.
(14)	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-6 Registration Statement dated April 13, 2006 (File No. 333-61654) and is incorporated herein by reference.
(15)	This exhibit was previously filed on Post-Effective Amendment No. 7 to Form N-6 Registration Statement dated April 16, 2007 (File No. 333-61654) and is incorporated herein by reference.
(16)	This exhibit was previously filed on Post-Effective Amendment No. 8 to Form N-6 Registration Statement dated April 25, 2008 (File 333-113442) and is incorporated herein by reference.
(17)	This exhibit was previously filed on Post-Effective Amendment No. 12 to Form N-6 Registration Statement dated April 29, 2009 (File No. 333-61654) and is incorporated herein by reference.
(18)	This exhibit was previously filed on Post-Effective Amendment No. 13 to Form N-6 Registration Statement dated April 16, 2010 (File No. 333-61654) and is incorporated herein by reference.
(19)	This exhibit was previously filed on Post-Effective Amendment No. 14 to Form N-6 Registration Statement dated April 20, 2011 (File No. 333-61654) and is incorporated herein by reference.

Item 27.                    Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Peter Kunkel	(2)	Chairman of the Board and President
William Brown, Jr.	(3)	Director
John T. Mallett	(1)	Director
Steven E. Frushtick	(4)	Director
Peter P. Post	(5)	Director
Colette F. Vargas	(1)	Director and Chief Actuary
Elizabeth Belanger	(1)	Director
(1)	440 Mamaroneck Avenue, Harrison, NY 10528
(2)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001
(3)	14 Windward Avenue, White Plains, New York 10605
(4)	500 Fifth Avenue, New York, New York 10110
(5)	415 Madison Avenue, New York, New York 10017

Item 28.  Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company
Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance
AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada ULC	Canada
AEGON Canada Holding B.V. owns 168,250,001 shares of Common Stock; 1,500 shares of Series III Preferred stock; 2 shares of Series II Preferred stock.  TIHI Canada Holding, LLC owns 1,441,941.26 shares of Class B - Series I Preferred stock.
Holding company
AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor
AEGON-CMF GP, LLC	Delaware	Transamerica Realty Services, Inc. is sole Member	Investment in commercial mortgage loans
AEGON Core Mortgage Fund, LP	Delaware	General Partner - AEGON-CMF GP, LLC	Investment in mortgages
AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company
AEGON Direct Marketing Services e Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing
AEGON Direct Marketing Services Hong Kong Limited	China	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company
AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding Company	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company
AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.
Authorized business:  Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government

AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remaining 7% held by various AEGON employees	Marketing of insurance products in Thailand
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager
AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (90.2543%) ; Monumental Life Insurance Company (9.7457%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies
AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company
AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services
AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company
ARC Reinsurance Corporation	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
ARV Pacific Villas, A California Limited Partnership	California	General Partners - Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: Transamerica Life Insurance Company (99%)	Property
Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited	Provide various services upon request from Beijing Dafu Insurance Agency.
Asia Investments Holdings, Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company
AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company
AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate
AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - AEGON USA, LLC (99%)	Inter-company lending and general business
Bay Area Community Investments I, LLC	California	70%Transamerica Life Insurance Company; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency
Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company
Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, LLC 18.79 shares of common stock owned by Commonwealth General Corporation	Holding company
CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose
CC Matteson, LLC	Illinois	Members: Monumental Life Insurance Company (83.03%); Pan-American Life Insurance Company, a non-affiliate of AEGON (9.75%); Nationwide Life Insurance Company, a non-affiliate of AEGON (7.22%)	Ownership of commercial real estate acquired via remedies enforcement.
Chicago Community Housing Fund I, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark, LLC	Insurance agency
Clark, LLC	Delaware	Sole Member - Diverisified Investment Advisors, Inc.	Holding company
Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm
Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker-Dealer
Commonwealth General Corporation	Delaware	100% AEGON U.S. Holding Corporation	Holding company
Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada
Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency
Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance
CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments
Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting
Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor
Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer
Erfahrungsschatz GmbH	Germany	100% Cornerstone International Holdings, Ltd.	Marketing/membership
FD TLIC, LIMITED LIABILITY COMPANY	New York	100% Transamerica Life Insurance Company	Broadway production
FD TLIC Ltd.	United Kingdom	100% FD TLIC, LLC	Theatre production
FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate
FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Inactive
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities
Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Real estate investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware
 Members: Garnet Community Investments, LLC (0.01%); ~~I~~ NG USA Annuity and Life Insurance company, a non-affiliate of AEGON  (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (86.991%).
Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware	Sole Member - Garnet Community Investments XXVIII, LLC	Real estate investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Managing Member - Garnet Community Investments XXIX, LLC	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Managing Member - Garnet Community Investments XXX, LLC	Investments
Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	In the process of being dissolved
Intersecurities Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
Investment Advisors International, Inc.	Delaware	100% AUSA Holding Company	Investments
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment
Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Life Investors Alliance, LLC	Delaware	100% Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
Life Investors Financial Group, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100%Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Co.	Trust company
MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding Company	Provides management services to unaffiliated third party administrator
Monumental Life Insurance Company	Iowa	99.72% Capital General Development Corporation; .28% Commonwealth General Corporation	Insurance Company
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services
NEF Investment Company	California	100% Transamerica Life Insurance Company	Real estate development
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Peoples Benefit Services, Inc.	Pennsylvania	100% Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Primus Guaranty, Ltd.	Bermuda
Partners are:  Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON:  XL Capital, Ltd. (34.7%); CalPERS/PCO Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.
Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
Prisma Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Prisma Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
PSL Acquisitions, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Aquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed read estate.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Owner of Core subsidiary entities
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
Quantitative Data Solutions, LLC	Delaware	100% Transamerica Life Insurance Company	Special purpose corporation
RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate
Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.959%); Monumental Life Insurance Company (6.301%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 5 RE, LLC	Delaware	AEGON USA Realty Advisors, LLC is non-owner Manager; no ownership interests at this time.	Real estate investments
Realty Information Systems, Inc.	Iowa	100% Transamerica Realty Services, LLC	Information Systems for real estate investment management
Retirement Project Oakmont	California
General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner).  General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.
Senior living apartment complex
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate
Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company
Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation
Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Investor Member: Monumental Life Insurance Company	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estatement investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at Transamerica Finance Corporation
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
THH Acquisitions, LLC	Iowa	Sole Member - Investors Waranty of America, Inc.	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, Inc. and holder of foreclosed real estate.
TIHI Canada Holding, LLC	Iowa	Sole Member - Transamerica International Holdings, Inc.	Holding company
TIHI Mexico, S. de R.L. de C.V.	Mexico	95% Transamerica International Holdings, Inc.; 5% Transamerica Life Insurance Company
To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company
Transamerica Advisors Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consultora Y Servicios Limitada	Chile	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company
Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica Direct Marketing Consultants Private Limited	India	100% AEGON DMS Holding B.V.	Marketing consultant
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Financial Advisors, Inc. (f/k/a InterSecurities, Inc.)	Delaware	1,00 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting
Transamerica Investment Holdings, LLC	Delaware	100 shares of Class A stock owned by Transamerica Investment Services, Inc.; 1,902.82 shares of Class B stock owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Holding company
Transamerica Investment Management, LLC	Delaware	81.75% Transamerica Investment Services, Inc. as Original Member; 18.25% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor
Transamerica Investment Services, LLC	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Transamerica Investors, Inc.	Maryland	100% Transamerica Asset Management, Inc.	Open-end mutual fund
Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Life Insurance Company	Iowa
676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation;  30,564 shares of Preferred Stock owned by AEGON USA, LLC
Insurance
Transamerica Life Solutions, LLC	Delaware	Investors Warranty of America, Inc. - sole member
Provision of marketing, training, educational, and support services to life insurance professionals relating to the secondary market for life insurance, primarily through its affiliation with LexNet, LP, a life settlements marketplace.

Transamerica Minerals Company	California	100% Transamerica Realty Services, LLC	Owner and lessor of oil and gas properties
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties
Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments
Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance
Transamerica Pyramid Properties LLC	Iowa	100% Transamerica Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	100% Transamerica Life Insurance Company	Realty limited liability company
Transamerica Realty Services, LLC	Delaware	AUSA Holding Company - sole Member	Real estate investments
Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services
Transamerica Retirement Services Corp.	Ohio	100% AUSA Holding Company	Record keeping
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency
Universal Benefits, LLC	Iowa	100% AUSA Holding Co.	Third party administrator
Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance
WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer
Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive
Zero Beta Fund, LLC	Delaware
Members are:  Transamerica Life Insurance Company (74.0181%);  Monumental Life Insurance Company (23.6720%); Transamerica Financial Life Insurance Company (2.3097%).  Manager:  AEGON USA Investment Management LLC
Aggregating vehicle formed to hold various fund investments.

Item 29.                 Indemnification

Provisions exist under the New York Law, the Articles of Incorporation of Transamerica and the Amended and Restated By-Laws of Transamerica whereby Transamerica may indemnify certain persons against certain payments incurred by such persons.  The following excerpts contain the substance of these provisions.

New York Business Corporation Law

Section 722.                      Authorization for indemnification of directors and officers

(a)           A corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

(b)           The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation or that he had reasonable cause to believe that his conduct was unlawful.

(c)           A corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, this testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnify for such portion of the settlement amount and expenses as the court deems proper.

(d)           For the purpose of this section, a corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.
Amended and Restated Bylaws

ARTICLE II

DIRECTORS AND THEIR MEETINGS

SEC. 7.                      Any person made a party to any action, suit, or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer, or employee of the Company or of any Company which he served as such at the request of the Company, shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceeding, or in connection with appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, Director, or employee is liable for negligence or misconduct in the performance of his duties.  The Company may also reimburse to any Director, officer, or employee the reasonable costs of settlement of any such action, suit, or proceeding, if it shall be found by a majority of a committee composed of the Directors not involved in the matter of controversy (whether or not a quorum) that it was in the interest of the Company that such settlement be made and that such Director, officer or employee was not guilty of negligence or misconduct.  The amount to be paid, in each instance, pursuant to action of the Board of Directors, and the stockholders shall be given notice thereof in accordance with applicable provisions of law.  Such right of indemnification shall not be deemed exclusive of any other rights to which such Director, officer, or employee may be entitled.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.                    Principal Underwriter

(a)       Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA EE, Separate Account VA FF, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA GNY, Separate Account VA HNY, Separate Account VA QNY, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account.  These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B.  These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA WM, and Separate Account VL E.  This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Advisors Life Insurance Company (formerly, Merrill Lynch Life Insurance Company ) .

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Advisors Life Insurance Company of New York (formerly, ML Life Insurance Company of New York ) .

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Investors, Inc.

(b)           Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Michael W. Brandsma	(2)	Director, President and Chief Financial Officer
David W. Hopewell	(2)	Director
Thomas A. Swank	(1)	Director
Blake S. Bostwick	(2)	Chief Operations Officer Chief Marketing Officer
David R. Paulsen	(2)	Chief Sales Officer
Courtney John	(2)	Chief Compliance Officer and Vice President
Frank A. Camp	(1)	Secretary
Amy Angle	(4)	Assistant Vice President
John W. Fischer	(4)	Assistant Vice President
Elizabeth Belanger	(3)	Assistant Vice President
Margaret A. Cullem-Fiore	(4)	Assistant Vice President
Dennis P. Gallagher	(4)	Assistant Vice President
Karen D. Heburn	(4)	Vice President
Wesley J. Hodgson	(2)	Vice President
Christy Post-Rissin	(4)	Assistant Vice President
Brenda L. Smith	(4)	Assistant Vice President
Darin D. Smith	(1)	Assistant Vice President
Arthur D. Woods	(4)	Assistant Vice President
Tamara D. Barkdoll	(2)	Assistant Secretary
Erin K. Burke	(1)	Assistant Secretary
Kare n R. Wright	(2)	Assistant Treasurer
Lisa Wachendorf	(1)	Assistant Vice President
Shelley A. Mossman	(1)	Assistant Vice President

(1)     4333 Edgewood Road N.E., Cedar Rapids, IA  52499-0001
(2)     4600 S Syracuse St, Suite 1100, Denver, CO  80237-2719
(3)       440 Mamaroneck Avenue, Harrison, NY 10528
(4)     570 Carillon Parkway, St. Petersburg, FL  33716

(c)       Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions*	Compensation on Events Occasioning the Deduction of A Deferred Sales Load	Brokerage Commissions	Other Compensation
Transamerica Capital, Inc.		$0	$9 40,668.70	0

* TCI passes through any commissions paid to it to the selling firms and does not retain any portion of such payments.

Item 31.                  Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Transamerica at 440 Mamaroneck Avenue, New York  10528, 4800 140th Avenue North, Clearwater, Florida  33762, or 12855 Starkey Road, Largo, Florida  33773.

Item 32.                  Management Services

Not Applicable

Item 33.                  Fee Representation Undertakings

Transamerica hereby represents that the fees and charges deducted under the TFLIC Freedom Elite Builder II Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.

Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable life policies may be accepted.

Registrant furthermore agrees to include either as part of any application to purchase a Policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-6 promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on 22nd day of April, 2011.

TFLIC SERIES LIFE ACCOUNT
Registrant
By: /s/ Peter G. Kunkel
Peter G. Kunkel*/
Chairman of the Board and President
INSURANCE COMPANY
TRANSAMERICA FINANCIAL LIFE
Depositor
By: /s/ Peter G. Kunkel
Peter G. Kunkel
Chairman of the Board and President*/of
Company Transamerica Financial Life Insurance

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature and Title	DATE

/s/ Peter G. Kunkel	April 22, 2011
Peter G.Kunkel*_/
Chairman of the Board and President*

/s/ William Brown, Jr.	April 22, 2011
William Brown, Jr. *_/
Director

/s/John T. Mallett	April 22, 2011
John T. Mallett*_/
Director

/s/ Steven E. Frushtick	April 22, 2011
Steven E. Frushtick*_/
Director

/s/Peter P. Post	April 22, 2011
Peter P. Post*_/
Director

/s/Colette F. Vargas	April 22, 2011
Colette F. Vargas*_/
Director and Chief Actuary

/s/ Elizabeth Belanger	April22, 201 1
Elizabeth Belanger*_/
Director

/s/ Arthur D. Woods
*_/ Signed by Arthur D. Woods, Esq.,
   as Attorney-In-Fact pursuant to powers of attorney previously filed

Exhibit Index

Exhibit                           Description
No.                           of Exhibit

26(k).	Opinion and Consent of Arthur D. Woods, Esq. as to Legality of Securities Being Registered
26(l) Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities Being Registered
26(n)(i)         Written Consent of Ernst & Young LLP

Exhibit 26(k)

Opinion and Consent of Arthur D. Woods, Esq. as to Legality of Securities Being Registered

Insert Opinion

Exhibit 26(l)

Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities Being Registered

Insert Opinion

Exhibit 26(n)(i)

Written Consent of Ernst & Young LLP

Insert Consent

EXHIBIT 26(q)(ii)

Description of Issuance, Transfer and Redemption Procedures
for TFLIC Freedom Elite Builder II

Insert Memorandum